UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03422

The Prudential Variable Contract Account-11

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code: 973-367-7521

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1 – Reports to Stockholders

Prudential

MEDLEY Program

Annual report to participants

December 31, 2010

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The MEDLEY Program. Investors should consider the contract and the underlying portfolios’ investment objectives, risks, charges and expenses carefully before investing. This and other important information is contained in the prospectuses that can be obtained from your financial professional. You should read the prospectuses carefully before investing.

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) (Collectively known as the “Accounts”) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, and is distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. Both are Prudential Financial companies.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

This report includes the financial statements of VCA-10, VCA-11, and the portfolios of The Prudential Series Fund (the “Funds”) available through VCA-24.

This report does not include separate account financials for the VCA-24 Subaccounts. If you would like separate account financial statements as of December 31, 2009, please call the telephone number on the inside back cover of this report.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

A description of the Account’s proxy voting policies and procedures is available without charge, upon request. MEDLEY participants should call 800-458-6333 to obtain a description of the Account’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Account’s voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Account’s website.

The Accounts Statement of Additional Information contains additional information about the Account’s Committee Members and is available without charge upon request by calling 800-458-6333.

Each Account files with the Commission a complete listing of portfolio holdings as of the end of the first and third quarters on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-732-0330. MEDLEY participants may obtain copies of Form N-Q filings by calling 800-458-6333.

The Prudential MEDLEY Program Table of Contents	Annual Report	December 31, 2010

■	LETTER TO PARTICIPANTS

■	VCA-10 CAPITAL GROWTH ACCOUNT

Financial Statements

■	VCA-11 MONEY MARKET ACCOUNT

Financial Statements

■	VCA-24 THE PRUDENTIAL SERIES FUND PORTFOLIOS

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Stock Index Portfolio

The Prudential MEDLEY Program Letter to Participants	December 31, 2010

■	DEAR PARTICIPANT:

Our primary objective at Prudential is to help investors achieve and maintain long-term financial success. This MEDLEY Program annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 130 years. The quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets over time. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is your best resource to make the most informed investment decisions to help meet your needs. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Diversification does not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier President, The Prudential Series Fund	Judy A. Rice, President, Variable Contract Accounts 10 & 11

January 31, 2011

Prudential Variable Contract Account-10 (VCA-10) & Variable Contract Account-24 (VCA-24) Presentation of Portfolio Holdings — unaudited	December 31, 2010

Conservative Balanced
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	1.7%
Apple, Inc.	1.4%
Microsoft Corp.	1.0%
Federal National Mortgage Association, 5.000%, TBA 30 YR	1.0%
General Electric Co.	0.9%

Diversified Bond
Allocation	(% of Net Assets	)
Corporate Bonds	43.2%
Commercial Mortgage-Backed Securities	17.4%
U.S. Government Mortgage-Backed Securities	8.4%
Non-Residential Mortgage-Backed Securities	7.9%
Residential Mortgage-Backed Securities	4.8%

Equity
Five Largest Holdings	(% of Net Assets	)
Occidental Petroleum Corp.	2.9%
Apple, Inc.	2.8%
Amazon.com, Inc.	2.3%
Apache Corp.	2.3%
Schlumberger Ltd. (Netherlands)	2.1%

Flexible Managed
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	2.2%
Apple, Inc.	1.7%
Microsoft Corp.	1.5%
Chevron Corp.	1.4%
General Electric Co.	1.4%

Global
Top Five Countries	(% of Net Assets	)
United States	47.2%
Japan	8.8%
United Kingdom	7.9%
France	5.1%
Switzerland	3.2%

Government Income
Allocation	(% of Net Assets	)
Mortgage-Backed Securities	40.1%
U.S Treasury Securities	36.6%
Commercial Mortgage-Backed Securities	9.9%
U.S. Government Agency Obligations	5.0%
Collateralized Mortgage Obligations	2.8%

Stock Index
Five Largest Holdings	(% of Net Assets	)
Exxon Mobil Corp.	3.2%
Apple, Inc.	2.5%
Microsoft Corp.	1.8%
General Electric Co.	1.7%
Chevron Corp.	1.6%

VCA-10
Five Largest Holdings	(% of Net Assets	)
Lear Corp.	2.5%
Flextronics International, Ltd.	2.4%
Occidental Petroleum Corp.	2.4%
Wells Fargo & Co.	2.2%
William Cos, Inc. (The)	2.2%

For a complete listing of holdings, refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential MEDLEY Program — VCA-10 Capital Growth Account Subadvised by: Jennison Associates LLC	December 31, 2010

Investment Managers’ Report - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Capital Growth Account (VCA-10)[1]	11.52%	2.31%	3.20%
S&P 500 Index[2]	15.08	2.29	1.42

Past performance does not guarantee future returns. Account performance is net of investment fees and fund expenses. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the VCA-10 Capital Growth Account returned 11.52%.

The S&P 500 Index’s (the Index) ascent since the beginning of September resulted in full-year 2010 gains of 15.08%. Every sector in the Index had positive returns. Nearly every sector in the VCA-10 Account (the Account) advanced, except utilities and healthcare, but, overall, the Account underperformed the Index. Stock selection in energy, materials, consumer staples, and telecommunication services as well as an underweight in healthcare benefited the Account’s relative return. Stock selection in financials, information technology, consumer discretionary, and utilities along with an underweight in industrials detracted from returns versus the Index.

On an individual security basis, performance was broad based. Key contributors to the Account returns included energy holding National Oilwell Varco, consumer discretionary positions Liberty Global and Lear, materials stock Freeport-McMoRan Copper & Gold, and information technology holding IAC/InterActiveCorp. Key detractors included consumer discretionary position H&R Block, energy holding Petrobras, and information technology stocks Dell, Adobe Systems, and Advanced Micro Devices.

As 2010 drew to a close, most economists raised their economic growth projections. The current consensus is that the U.S. economy will expand at a rate of 3% or more in 2011. Growth of this magnitude would likely begin to chip away at the unemployment rate, which was 9.8% in November, possibly reducing it to a still-high rate of 8%-plus by the end of 2011. Corporations ended 2010 with record amounts of cash on their balance sheets, which bodes well for increased capital investment, dividends, share buybacks, and mergers and acquisitions. Robust, albeit slower, profits growth is expected for most industries and companies as the markets look toward further gains in 2011.

Several elements of uncertainty have receded over the past year. First, the new division of political power in Washington makes new, wide-ranging regulatory reform initiatives, on top of the healthcare and financial legislation of 2010, highly unlikely over the next couple of years. Second, recent clarifications of tax policies will help businesses plan and invest with new tax-saving abilities designed to spur both additional capital spending and hiring as sales recovery continues. Third, declines in the residential real estate market appear to have reached a trough. These factors, combined with the strong two-year recovery in equities, suggest a substantial improvement in the wealth effect and its favorable attendant consequences. A modest reduction in the pace of consumer de-leveraging (paying down debt) would not be an unlikely outcome.

Although the direction the new Congress will take is yet unclear, it seems possible that fiscal restraint and perhaps spending reform will gain the upper hand; a consensus that budget deficits and U.S. debt growth are unsustainable seems to be building.

Overall, optimism about the U.S. economy and stock market seems justified. Of course, expectations for solid performance are now somewhat discounted after two years of strong gains. The investment team continues to seek opportunities in companies that can lead the recovery through above-average revenue and profits growth as well as companies that can continue to generate strong free cash flow, maintain strong or improving balance sheets, and grow margins and earnings.

The Portfolio no longer holds positions in Petrobras, Dell, Adobe Systems, and Advanced Micro Devices.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Account.

1.	The Account performance results are after the deduction of all expenses and contract charges, including investment management and administrative fees but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values.
2.	The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in an index.

For a complete list of holdings please see the Statement of Net Assets sections of this report.

Jennison Associates LLC is a registered investment advisor and Prudential Financial company.

FINANCIAL STATEMENTS OF

VCA-10

STATEMENT OF NET ASSETS

December 31, 2010

LONG-TERM INVESTMENTS — 99.6%
COMMON STOCKS — 99.6%	Shares	Value (Note 2)
Auto Components — 2.5%
Lear Corp.(a)	46,196	$ 4,560,007

Biotechnology — 1.1%
Celgene Corp.(a)	33,663	1,990,830

Capital Markets — 5.8%
Bank of New York Mellon Corp. (The)	116,901	3,530,410
Goldman, Sachs Group, Inc. (The)	11,581	1,947,461
Morgan Stanley	107,299	2,919,606
TD Ameritrade Holding Corp.	126,601	2,404,153

		10,801,630

Chemicals — 2.7%
Dow Chemical Co. (The)	93,639	3,196,835
Monsanto Co.	25,102	1,748,103

		4,944,938

Commercial Banks — 2.2%
Wells Fargo & Co.	132,056	4,092,415

Commercial Services & Supplies — 1.4%
Waste Management, Inc.	72,156	2,660,392

Communications Equipment — 1.5%
Juniper Networks, Inc.(a)	73,456	2,711,996

Computers & Peripherals — 2.2%
Apple, Inc.(a)	8,128	2,621,768
Hewlett-Packard Co.	36,597	1,540,734

		4,162,502

Diversified Consumer Services — 2.1%
Apollo Group, Inc. Cl. A(a)	42,497	1,678,207
H & R Block, Inc.	182,032	2,168,001

		3,846,208

Diversified Financial Services — 3.1%
JPMorgan Chase & Co.	93,738	3,976,366
Moody’s Corp.	65,774	1,745,642

		5,722,008

Electronic Equipment & Instruments — 2.4%
Flextronics International, Ltd.(a)	576,785	4,527,762

Energy Equipment & Services — 3.0%
Halliburton Co.	67,329	2,749,043
National Oilwell Varco, Inc.	40,537	2,726,113

		5,475,156

Food & Staples Retailing — 4.7%
Costco Wholesale Corp.	31,212	2,253,819
CVS Caremark Corp.	111,903	3,890,867
Wal-Mart Stores, Inc.	47,589	2,566,475

		8,711,161

Food Products — 7.5%
Bunge, Ltd.	57,414	3,761,765
ConAgra Foods, Inc.	106,883	2,413,418
Kraft Foods, Inc.	90,033	2,836,940
Smithfield Foods, Inc.(a)	119,756	2,470,566
Tyson Foods, Inc. Cl. A	134,867	2,322,410

		13,805,099

COMMON STOCKS (continued)	Shares	Value (Note 2)
Health Care Providers & Services — 1.5%
Express Scripts, Inc. Cl. A(a)	51,672	$ 2,792,872

Hotels, Restaurants & Leisure — 0.8%
International Game Technology	88,323	1,562,434

Independent Power Producers & Energy Traders — 1.4%
Calpine Corp.(a)	189,550	2,528,597

Insurance — 2.6%
Axis Capital Holdings, Ltd.	65,231	2,340,488
MetLife, Inc.	56,676	2,518,681

		4,859,169

Internet Software & Services — 4.4%
Baidu, Inc.(a) ADR (China)	23,702	2,287,954
Google, Inc. Cl. A(a)	6,057	3,597,676
IAC/InterActiveCorp.(a)	78,089	2,241,154

		8,126,784

IT Services — 1.4%
International Business Machines Corp.	17,314	2,541,003

Machinery — 1.7%
Ingersoll-Rand PLC	67,606	3,183,567

Media — 6.3%
Comcast Corp.	170,626	3,748,653
Liberty Global, Inc. Ser. C(a)	72,209	2,447,163
Viacom, Inc.	85,996	3,406,302
Walt Disney Co. (The)	54,596	2,047,896

		11,650,014

Metals & Mining — 4.8%
Freeport-McMoRan Copper & Gold, Inc.	33,416	4,012,927
Goldcorp, Inc.	38,332	1,762,505
Kinross Gold Corp.	163,324	3,096,623

		8,872,055

Multi-Utilities — 1.9%
CenterPoint Energy, Inc.	108,075	1,698,939
Sempra Energy	35,588	1,867,658

		3,566,597

Oil, Gas & Consumable Fuels — 16.7%
Anadarko Petroleum Corp.	49,540	3,772,966
Apache Corp.	33,061	3,941,863
Canadian Natural Resources, Ltd.	80,771	3,587,848
Hess Corp.	24,505	1,875,613
Noble Energy, Inc.	41,359	3,560,183
Occidental Petroleum Corp.	44,876	4,402,336
Suncor Energy, Inc.	93,243	3,570,274
Trident Resources Corp., Private Placement (original cost $1,639,692;)(a)(b)(c)	4,067	2,265,850
Williams Cos, Inc. (The)	162,532	4,017,791

		30,994,724

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-10

STATEMENT OF NET ASSETS

December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)
Pharmaceuticals — 4.3%
Merck & Co., Inc.	56,546	$ 2,037,918
Pfizer, Inc.	141,053	2,469,838
Shire PLC ADR (Ireland)	24,172	1,749,569
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	34,616	1,804,532

		8,061,857

Road & Rail — 1.5%
CSX Corp.	44,401	2,868,749

Software — 6.3%
CA, Inc.	157,457	3,848,249
Oracle Corp.	87,590	2,741,567
Symantec Corp.(a)	151,075	2,528,995
VMware, Inc. Cl. A(a)	28,689	2,550,739

		11,669,550

Specialty Retail — 0.5%
Staples, Inc.	39,832	906,975

Wireless Telecommunication Services — 1.3%
NII Holdings, Inc.(a)	55,277	2,468,671

TOTAL COMMON STOCKS (Cost: $143,852,380)		184,665,722

RIGHT
	Units
Oil, Gas & Consumable Fuels
Trident Resources Corp., Private Placement, expiring 6/30/15(a)(b)(c) (Cost: $0)	1,512	—

TOTAL LONG-TERM INVESTMENTS (Cost: $143,852,380)		$184,665,722

SHORT-TERM INVESTMENTS — 0.6%
	Shares	Value (Note 2)
Affiliated Money Market Mutual Fund
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund(e) (Cost: $1,032,721)	1,032,721	$ 1,032,721

TOTAL INVESTMENTS(d) — 100.2% (Cost: $144,885,101)		$185,698,443

LIABILITIES, LESS OTHER ASSETS
Dividends Receivable		192,267
Payable to Custodian		(467)
Payable for Pending Capital Transactions		(4,164)
Payable for Securities Purchased		(484,617)

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(296,981)

NET ASSETS — 100%		$185,401,462

NET ASSETS, representing:
Equity of Participants — 18,329,552 Accumulation Units at an Accumulation Unit Value of $10.1180		$185,457,768
Equity of The Prudential Insurance Company of America		(56,306)

		$185,401,462

(a)	Non-income producing security.

(b)	Indicates an illiquid security.

(c)	Indicates a security restricted to resale. The aggregate cost of such securities is $1,639,692. The aggregate value of $2,265,850 is approximately 1.2% of net assets.

(d)	As of December 31, 2010, two securities valued at $2,265,850 and representing 1.2% of the total market value of the portfolio were fair valued in accordance with the policies adopted by the Committee Members.

(e)	Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

ADR	American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-10

STATEMENT OF NET ASSETS

December 31, 2010

Various inputs are used in determining the value of the Account’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs valued in accordance with Committee approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$182,399,872	$—	$2,265,850
Right	—	—	—
Affiliated Mutual Funds	1,032,721	—	—

Total	$183,432,593	$—	$2,265,850

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Oil, Gas & Consumable Fuels	16.7%
Food Products	7.5
Media	6.3
Software	6.3
Capital Markets	5.8
Metals & Mining	4.8
Food & Staples Retailing	4.7
Internet Software & Services	4.4
Pharmaceuticals	4.3
Diversified Financial Services	3.1
Energy Equipment & Services	3.0
Chemicals	2.7
Insurance	2.6
Auto Components	2.5
Energy Equipment & Instruments	2.4
Commercial Banks	2.2
Computers and Peripherals	2.2
Diversified Consumer Services	2.1
Multi-Utilities	1.9
Machinery	1.7
Communications Equipment	1.5
Health Care Providers & Services	1.5
Road & Rail	1.5
Commercial Services & Supplies	1.4
Independent Power Producers & Energy Traders	1.4
IT Services	1.4
Wireless Telecommunication Services	1.3
Biotechnology	1.1
Hotels, Restaurants & Leisure	0.8
Affiliated Money Market Mutual Fund	0.6
Specialty Retail	0.5

100.2
Liabilities in Excess of Other Assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF
VCA-10

STATEMENT OF NET ASSETS

December 31, 2010

The Account invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Account’s financial position and financial performance as reflected in the Statement of Net Assets and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$—	*	—	$—

*	Includes one security with a fair value of $0.

For the year ended December 31, 2010, the Account did not have any realized gain or (loss) on derivatives recognized in income.

For the year ended December 31, 2010, the Account did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF

VCA-10

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated Dividend Income (net of $20,294 foreign withholding tax)	$2,941,038
Affiliated Dividend Income	5,026
Total Income	2,946,064
EXPENSES
Fees Charged to Participants for Investment Management Services	(430,798)
Fees Charged to Participants for Administrative Expenses	(1,281,737)
Total Expenses .	(1,712,535)
NET INVESTMENT INCOME	1,233,529
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net Realized Gain on Investment Transactions	8,983,601
Net Change in Unrealized Appreciation (Depreciation) on Investments	8,941,510
NET GAIN ON INVESTMENTS	17,925,111
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,158,640

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
OPERATIONS
Net Investment Income	$1,233,529	$977,430
Net Realized Gain (Loss) on Investment Transactions	8,983,601	(17,836,135)
Net Change In Unrealized Appreciation (Depreciation) on Investments	8,941,510	77,235,232
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	19,158,640	60,376,527
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	4,853,154	5,901,161
Withdrawals and Transfers Out	(20,614,741)	(16,978,866)
Annual Account Charges Deducted from Participants’ Accounts	(25,734)	(28,544)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(15,787,321)	(11,106,249)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	10,771	(111,802)
TOTAL INCREASE IN NET ASSETS	3,382,090	49,158,476
NET ASSETS
Beginning of year	182,019,372	132,860,896
End of year	$185,401,462	$182,019,372

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR

VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2010	2009	2008	2007	2006
Investment Income	$.1531	$.1215	$.1628	$.1753	$.1539
Expenses
Investment management fee	(.0227)	(.0186)	(.0226)	(.0274)	(.0237)
Administrative expenses	(.0678)	(.0557)	(.0677)	(.0821)	(.0710)
Net Investment Income	.0626	.0472	.0725	.0658	.0592
Capital Changes
Net realized gain (loss) on investment transactions	.4660	(.8411)	(1.5104)	1.8696	1.6855
Net change in unrealized appreciation (depreciation) on investments	.5186	3.7265	(3.3558)	(1.3347)	(.4319)
Net Increase (Decrease) in Accumulation Unit Value	1.0472	2.9326	(4.7937)	.6007	1.3128
Accumulation Unit Value
Beginning of year	9.0708	6.1382	10.9319	10.3312	9.0184
End of year	$10.1180	$9.0708	$6.1382	$10.9319	$10.3312
Total Return**	11.54%	47.78%	(43.85)%	5.81%	14.56%
Ratio of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income To Average Net Assets***	.69%	1.00%	1.01%	.60%	.62%
Portfolio Turnover Rate	70%	62%	81%	65%	60%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	18,330	20,072	21,633	24,945	27,921

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-10

Note 1:	General

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established on March 1, 1982 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (“Contract-holders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital. The Account’s investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because PICA assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Account’s normal pricing time, are valued at fair value in accordance with the Accounts’ Committee Members approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in 60 days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter to assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days, are valued at fair value.

Rights:    The Account may hold rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such rights are held as long positions by the Account until exercised, sold or expired. Rights are valued at fair value in accordance with the Committee Members’ approved fair valuation procedures.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income and realized and unrealized gain or losses (other than administrative fees) are allocated to the Participants and PICA on a daily basis in proportion to their respective ownership in VCA-10.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes:    The operations of VCA-10 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in VCA-10, is charged to the Account. Up to three quarters of the charge (0.75%) paid to PICA, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. PICA may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which Prudential has issued a Contract.

PICA, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by canceling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate PICA for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years. Effective October 1, 2009, there is no longer a deferred sales charge on this Account. For the years ended December 31, 2010 and December 31, 2009, PICA has advised the Account that it has received deferred sales charges of $0 and $552 respectively, imposed upon certain withdrawals from the Account.

Note 4:	Purchases and Sales of Portfolio Securities

For the year ended December 31, 2010, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $119,762,277 and $121,098,668, respectively.

Investment in the Core Fund:    The Account invests in the Prudential Core Taxable Money Market Fund (formerly Taxable Money Market Series) (the “Portfolio”), a portfolio of Prudential Investment Portfolios 2 (formerly Dryden Core Investment Fund). The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the year ended December 31, 2010, the Account earned $5,026, by investing its excess cash in the Portfolio.

Note 5:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2010 and December 31, 2009, respectively, are as follows:

	Year Ended December 31,
	2010	2009
Units issued	530,845	785,793
Units redeemed	(2,273,297)	(2,346,692)
Net decrease	(1,742,452)	(1,560,899)

Note 6:	Net Increase (Decrease) In Net Assets Resulting from Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) PICA’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by PICA.

Note 7:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2010, $378,509 in participant loans were withdrawn from VCA-10 and $156,993 of principal and interest was repaid to VCA-10. For the year ended December 31, 2009, $231,953 in participant loans were withdrawn from VCA-10 and $218,403 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2010, PICA has advised the Account that it received $2,515 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE COMMITTEE AND PARTICIPANTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-10 (the “Account”) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2011

The Prudential MEDLEY Program — VCA-11 Money Market Account Subadvised by: Prudential Investment Management	December 31, 2010

Investment Manager’s Report - As of December 31, 2010

Average Annual Total Return Percentages	7-Day Current Net Yield	1-Year	5-Year	10-Year
VCA-11 Money Market Account.[1]	-0.75%	-0.70%	1.91%	1.70%
Citigroup 3-Month Treasury Bill Index[2]	N/A	0.13	2.30	2.26

Past performance does not guarantee future returns. Account performance is net of investment fees and fund expenses. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Account than the total return quotation.

MONEY MARKET ACCOUNT

ONE-YEAR TOTAL RETURN FOR THE

PAST 10 YEARS

For the year ended December 31, 2010, VCA-11 Money Market Account (the Account) fell 0.70%. This reflected primarily the impact of fees, which are deducted directly from the assets of VCA-11.

The Account underperformed the Citigroup Three-Month U.S. Treasury Bill Index in 2010. On December 31, 2010, VCA-11’s 7-day current net yield was –0.75%, down from –0.64% on December 31, 2009.

Economic growth began to slow in the United States early in the year as the effects of a massive governmental stimulus initiative began to fade, while the nation’s unemployment rate remained high. The Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost growth. Increasingly concerned about deflation risk, the Fed also tried to aid the economy through quantitative easing (it purchased government debt securities and mortgage-backed securities of federal agencies to boost their prices and push down their yields). It hoped this would lower interest rates on business and consumer loans to encourage borrowing and, therefore, encourage economic growth. Indeed, some government reports released late in the year indicated a modest improvement in economic conditions.

As short-term rates hovered near zero, the London interbank offered rate (LIBOR) began to rise in the spring of 2010, reflecting investor concern about sovereign credit risk in the euro zone. As sovereign credit risk dissipated, the upturn in LIBOR reversed and ultimately leveled off during the remainder of the reporting period.

The Account continued to diversify by investing primarily in money market securities of highly rated corporate issuers, highly rated banks, and government agencies. Additionally, it entered into repurchase agreements collateralized by U.S. government securities or debt securities guaranteed by the Federal Deposit Insurance Corp. In these transactions, a party agrees to sell a debt security to the Account and then repurchase the debt security at an agreed-upon price on a stated date. (This creates a fixed return for the Account and is, in effect, a loan by the Account.) It also benefited from its holdings of floating-rate debt securities linked to LIBOR as their rates reset higher during the spring.

The Account is managed in compliance with revisions to the money-market fund regulations that took effect during the first half of 2010. The rules were designed to strengthen regulatory standards governing money market funds by increasing liquidity requirements and reducing interest-rate risk.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Account.

1.	The Account performance results are after the deduction of all expenses and contract charges, including investment management and administrative fees but not including the effect of any sales charges. All total returns are for the periods indicated and are calculated based on changes in unit values.
2.	The Citigroup 3-Month Treasury Bill Index is an index whereby equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over and reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

For current yields on the Money Market Account, please call (800) 458-6333. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money by investing in the Account.

For a complete list of holdings, refer to the Statement of Net Assets section of this report.

Prudential Investment Management is a registered investment advisor and Prudential Financial company.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

December 31, 2010

SHORT TERM INVESTMENTS — 100%	Principal Amount (000)	Value (Note 2)

Certificates of Deposit — 14.4%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.31%, 1/10/2011	$500	$500,000
BNP Paribas NY 0.471%, 9/21/2011(b)	400	400,000
Credit Agricole CIB, NY 0.32%, 2/14/2011	500	499,975
0.30%, 2/1/2011	500	500,000
RaboBank USA Financial Corp(b) 0.352%, 9/13/2011	300	300,000
Royal Bank of Canada(b) 0.261%, 3/23/2011	500	500,001
Royal Bank of Scotland 0.30%, 2/4/2011	1,000	1,000,000
Societe Generale NY 0.30%, 2/7/2011	500	500,000
Sumitomo Mitsui Banking Corp./New York 0.31%, 1/12/2011	500	500,000
Svenska Handelsbanken AB 0.26%, 1/11/2011	500	500,000
0.27%, 2/4/2011	500	500,000
UBS AG 0.25%, 1/14/2011	500	500,000

		6,199,976

Commercial Paper — 37.4%
Abbott Labratories, 144A(a) 0.20%, 1/31/2011	1,000	999,833
Archer Daniels Midland, 144A(a) 0.25%, 2/25/2011	1,000	999,618
BG Energy Finance, Inc., 144A(a) 0.35%, 2/18/2011	600	599,720
Commonwealth Bank of Australia, 144A(a) 0.26%, 1/12/2011	500	499,960
Danske Corp., 144A(a) 0.28%, 2/3/2011	500	499,872
0.29%, 2/10/2011	500	499,839
Deutsche Bank Financial LLC 0.27%, 1/24/2011	500	499,914
Electricite De France 144A(a) 0.28%, 1/31/2011	1,000	999,767
ENI Finance USA, Inc., 144A(a) 0.27%, 1/10/2011	500	499,966
European Investment Bank(a) 0.32%, 3/22/2011	1,000	999,289
HSBC Bank USA, Inc.(a) 0.25%, 1/3/2011	500	499,993
JP Morgan Chase & Co.(a) 0.30%, 2/7/2011	400	399,877
0.23%, 2/7/2011	500	499,882
New York Life Capital Corp., 144A(a) 0.24%, 1/12/2011	519	518,962
Old Line Funding LLC, 144A(a) 0.25%, 1/4/2011	500	499,990
0.27%, 2/11/2011	500	499,846

SHORT TERM INVESTMENTS (continued)	Principal Amount (000)	Value (Note 2)

Commercial Paper (continued)
Phillip Morris International, Inc. 144A(a) 0.23%, 1/28/2011	$1,000	$999,828
Prudential PLC, 144A(a) 0.38%, 3/9/2011	500	499,646
Reckitt Benckiser Tsy, 144A(a) 0.27%, 1/7/2011	500	499,978
Societe Generale NY 0.365%, 3/3/2011(b)	551	550,932
Standard Chartered Bank, 144A(a) 0.30%, 2/1/2011	500	499,871
Straight-A-Funding LLC, 144A(a) 0.25%, 1/3/2011	1,000	999,986
Swedbank AB (a) 0.37%, 1/31/2011	1,000	999,692
Toyota Motor Credit Corp. 0.29%, 3/3/2011(a)	500	499,754
US Bank National Association 0.23%, 2/14/2011	500	499,859

		16,065,874

Other Instrument — Agency Bond — 1.9%
General Electric Capital Corp., Gtd., FDIC Gtd. Notes, MTN 1.80%, 3/11/2011	500	501,536
Citigroup Funding, Inc. Gtd., FDIC Gtd. 1.625%, 3/30/2011	300	300,970

		802,506

Other Notes — 2.2%
Bank of America, NA 0.30%, 1/24/2011, MTN	241	240,992
0.361%, 1/27/2011, MTN	700	700,000

		940,992

US Government Agencies — 31.3%
Federal Home Loan Bank
0.166%, 7/25/2011(b)	500	499,844
0.166%, 7/20/2011(b)	1,000	999,833
0.166%, 8/25/2011(b)	1,000	999,575
0.231%, 9/26/2011(b)	1,000	1,000,074
Federal Farm Credit Bank
0.311%, 6/22/2011(b)	150	150,036
Fannie Mae
0.18%, 2/14/2011(a)	500	499,890
0.25%, 1/26/2011(a)	2,000	1,999,653
0.221%, 9/19/2011, MTN(b)	500	500,019
Freddie Mac
0.26%, 1/3/2011(a)	1,000	999,986
0.19%, 1/3/2011(a)	1,000	999,989
0.24%, 1/11/2011(a)	1,000	999,933
0.20%, 1/11/2011(a)	800	799,956
0.25%, 1/19/2011(a)	1,000	999,875
0.195%, 4/1/2011(a)	500	499,756
0.23%, 4/19/2011(a)	500	499,655
0.221%, 9/19/2011, MTN(b)	1,000	1,000,001

		13,448,075

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

December 31, 2010

SHORT TERM INVESTMENTS (continued)	Principal Amount (000)	Value (Note 2)

US Treasury Obligation — 12.8%
US Treasury Bill
0.132%, 1/13/2011(a)	$3,000	$2,999,868
0.158%, 1/20/2011(a)	1,000	999,917
0.20%, 3/24/2011(a)	600	599,727
0.198%, 3/24/2011(a)	400	399,822
0.255%, 8/25/2011(a)	500	499,164

		5,498,498

TOTAL INVESTMENTS — 100% (Cost: $42,955,921)		$42,955,921

OTHER ASSETS, LESS LIABILITIES
Interest Receivable		$7,987
Cash		3,187
Payable for Pending Capital Transactions		(1,666)

OTHER ASSETS IN EXCESS OF LIABILITIES		9,508

NET ASSETS — 100%		$42,965,429

SHORT TERM INVESTMENTS (continued)	Value (Note 2)

Net Assets, representing:
Equity of Participants — 12,886,152 Accumulation Units at an Accumulation Value of 3.3324	$42,942,458
Equity of The Prudential Insurance Company of America	22,971

$42,965,429

144A	Security was purchased pursuant to Rule 144A under the Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corp.
MTN	Medium Term Note

(a)	Percentage quoted represents yield-to-maturity as of the purchase date.

(b)	Indicates a variable rate instrument. The interest rate shown reflects the rate in effect is as of December 31, 2010.

Various inputs are used in determining the value of the Account's investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs ( including, but not limited to quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs valued in accordance with Committee approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$6,199,976	$—
Commercial Paper	—	16,065,874	—
Other Instrument — Agency Bond	—	802,506	—
Other Notes	—	940,992	—
US Government Agencies	—	13,448,075	—
US Treasury Obligation	—	5,498,498	—

Total	$—	$42,955,921	$—

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF NET ASSETS

December 31, 2010

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage on net assets as of December 31, 2010 were as follows:

Commercial Paper	37.4%
US Government Agencies	31.3
Certificates of Deposit	14.4
U.S. Treasury Obligation	12.8
Other Notes	2.2
Other Instrument — Agency Bond	1.9

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than 0.005%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-11

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated Interest Income	$134,211
Total	134,211
EXPENSES
Fees Charged to Participants for Investment Management Services	(112,758)
Fees Charged to Participants for Administrative Expenses	(343,623)
Total Expenses	(456,381)
NET INVESTMENT LOSS	(322,170)
Realized Gain on Investment Transactions	662
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(321,508)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
OPERATIONS
Net Investment Loss	$(322,170)	$(149,388)
Net Realized Gain on Investment Transactions	662	3,705
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(321,508)	(145,683)
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	5,120,684	7,058,635
Withdrawals and Transfers Out	(11,369,807)	(13,612,962)
Annual Account Charges Deducted from Participants’ Accounts	(21,394)	(24,191)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(6,270,517)	(6,578,518)
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(2,430)	(48,332)
TOTAL DECREASE IN NET ASSETS	(6,594,455)	(6,772,533)
NET ASSETS
Beginning of year	49,559,884	56,332,417
End of year	$42,965,429	$49,559,884

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-11

INCOME PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2010	2009	2008	2007	2006
Investment Income	$.0136	$.0239	$.1010	$.1735	$.1561
Expenses
Investment management fee	(.0083)	(.0084)	(.0083)	(.0080)	(.0077)
Administrative expenses	(.0249)	(.0251)	(.0250)	(.0235)	(.0228)
Net Increase (Decrease) in Accumulation Unit Value	(.0196)	(.0096)	.0677	.1420	.1256
Accumulation Unit Value
Beginning of year	3.3520	3.3616	3.2939	3.1519	3.0263
End of year	$3.3324	$3.3520	$3.3616	$3.2939	$3.1519
Total Return**	(.58)%	(.29)%	2.06%	4.51%	4.15%
Ratio Of Expenses To Average Net Assets***	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio Of Net Investment Income (Loss) To Average Net Assets***	(.71)%	(.30)%	2.00%	4.39%	4.06%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	12,886	14,777	16,736	16,560	18,183

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.
***	These calculations exclude PICA’s equity in VCA-11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-11

Note 1:	General

The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). The investment objective of the Account is to realize a high level of current income as is consistent with the preservation of capital and liquidity. Its investments are primarily composed of short-term securities. The ability of the issuers of the securities held by the Account to meet their obligations may be affected by economic developments in a specific state, industry or region. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because PICA assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Portfolio securities of VCA-11 are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the fair value shall be determined by or under the direction of the Accounts’ Committee Members.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains or losses from security transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Net investment income (other than administration fees) is allocated to the Participants and PICA on a daily basis in proportion to their respective ownership or investment in VCA-11.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Federal Income Taxes:    The operations of VCA-11 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Account’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase agreement exceeds one business day, the value of collateral is marked-to-market on a daily basis to ensure adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Account may be delayed or limited.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with management of the Account. PI pays for the services of PIM.

A daily charge, at an effective annual rate of up to 1.00% of the current value of the Participant’s equity in VCA-11, is charged to the Account. Up to three quarters of the charge (0.75%), paid to PICA, is for administrative expenses not provided by the annual account charge, and one quarter (0.25%), paid to PI, is for investment management services. PICA may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which PICA has issued a contract.

PICA, PI and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s accounts or at the end of the fiscal year by cancelling Units.

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate PICA for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years. Effective October 1, 2009, there is no longer a deferred sales charge on this Account. For the years ended December 31, 2010 and December 31, 2009, PICA has advised the Account that it received deferred sales charges of $0 and $862, respectively, imposed upon certain withdrawals from the Account, respectively.

Note 4:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2010 and December 31, 2009, are as follows:

	Year Ended December 31,
	2010	2009
Units issued	1,519,347	2,100,106
Units redeemed	(3,410,606)	(4,058,934)
Net Increase (Decrease)	(1,891,259)	(1,958,828)

Note 5:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets from surplus transfers represents the net increases to/(reductions from) PICA’s investment in the Account. This increase (decrease) includes reserve adjustments for mortality and expense risks assumed by PICA.

Note 6:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant’s other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 2010, $214,360 in participant loans were withdrawn from VCA-11 and $145,249 of principal and interest was repaid to VCA-11. For the year ended December 31, 2009, $195,772 in participant loans were withdrawn from VCA-11 and $128,388 of principal and interest was repaid to VCA-11. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the year ended December 31, 2010, PICA has advised the Account that it received $2,628 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE COMMITTEE AND PARTICIPANTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-11 (the “Account”) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2011

MANAGEMENT OF VCA 10 AND VCA 11 (Unaudited)

VCA 10 and VCA 11 are managed by The Prudential Variable Contract Account 10 Committee and The Prudential Variable Contract Account 11 Committees (the VCA Committees). The members of the VCA Committees are elected by the persons having voting rights in respect of the VCA 10 Account and the VCA 11 Account. The affairs of the Accounts are conducted in accordance with the Rules and Regulations of the Accounts.

Information pertaining to the Committee Members of VCA 10 and VCA 11 (hereafter referred to as Board Members) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 10 and VCA 11 as defined in the 1940 Act, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 10 and VCA 11 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 10 and VCA 11 and any other investment companies managed by PI. VCA 10 and VCA 11 are also referred to as “Funds.”

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (58) Board Member Portfolios Overseen: 58	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (58) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).
Michael S. Hyland, CFA (65) Board Member Portfolios Overseen: 58	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (71) Board Member Portfolios Overseen: 58	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (68) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (67) Board Member & Independent Chair Portfolios Overseen: 58	Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (71) Board Member Portfolios Overseen: 58	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (67) Board Member Portfolios Overseen: 58	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995- June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003- June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Scott E. Benjamin (37) Board Member & Vice President Portfolios Overseen: 58	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1) The year in which each individual joined the Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003, Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became a Fund officer is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Grace C. Torres, 1997; Valerie Simpson, 2007; Peter Parrella, 2007, M. Sadiq Peshimam, 2006; Noreen M. Fierro, 2006; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

¡	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

¡	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

¡

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¡

“Other Directorships Held” includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”) or other investment companies registered under the 1940 Act.

¡

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

The Prudential Series Fund

The following pages represent information on the Prudential Series Fund Portfolios. Returns are at the Portfolio level, not at the Subaccount level.

Each Subaccount of VCA-24 will invest in the corresponding portfolio of the Prudential Series Fund (the “Fund”). Of the portfolios comprising the Fund, seven portfolios are presently available to The MEDLEY Program. The Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Equity Subaccount invests in the Equity Portfolio, and the Global Subaccount in the Global Portfolio.

There is no assurance that the investment objective of the portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant’s behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts’ or Portfolios’ objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the seven portfolios of the Prudential Series Fund which are available through the Prudential Variable Contract Account-24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

The Prudential Series Fund, Conservative Balanced Portfolio Subadvised by: Prudential Investment Management, Inc., Quantitative Management Associates LLC	December 31, 2010

Investment Manager’s Report - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	11.74%	4.32%	3.87%
Blended Index	10.60	4.08	3.62
S&P 500 Index	15.08	2.29	1.42

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the Conservative Balanced Portfolio returned 11.74%.

The Portfolio seeks total return consistent with a conservatively managed, diversified portfolio. It invests in equity and equity-related securities, debt obligations, and money market instruments. The U.S. stock market gained more in 2010 than the nation’s investment-grade bond market. The Portfolio outperformed the blended index in 2010 as it tactically maintained a larger exposure to stocks than its guideline weight of 50%. It also benefited from the solid performance of its fixed-income portion.

The U.S. stock market posted a gain for the first quarter of 2010, but then pulled back in the spring after the sovereign debt crisis in Europe worsened and the U.S. economy faced the threat of another recession, brought on by weak housing and job markets. However, efforts by some key governments and central banks to keep their economies and financial markets afloat helped push broad stock market indexes past the pullback and into positive territory for the second year in a row. In the United States, stocks also received a dramatic boost in December in reaction to a robust shopping season, the extension of the President Bush-era tax cuts, and a 2.0% cut in payroll taxes.

A low interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March, then began to reinvest their principal payments back into U.S. Treasuries in August to keep downward pressure on rates. The Fed began to buy an additional $600 billion of Treasuries in November. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of bonds that provided more attractive yields, including commercial mortgage-backed securities (made from loans on properties such as hotels) and high-yield corporate “junk” bonds, which are rated below investment grade.

The Portfolio uses derivatives — investment contracts whose value is based on some other instrument, interest rate or index — to gain exposure to different types of debt securities, to adjust exposure to interest rates, or for other purposes intended to help the Portfolio meet its objective. Derivatives exposure did not have a material impact on its performance in 2010.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Blended Index consists of S&P 500 Index (50%), Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Investment Management, Inc., and Quantitative Management Associates LLC are registered investment advisors and Prudential Financial companies.

The Prudential Series Fund, Diversified Bond Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Investment Manager’s Report - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	10.57%	7.83%	6.72%
Barclays Capital U.S. Aggregate Bond Index	6.54	5.80	5.84

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the Diversified Bond Portfolio returned 10.57%.

A low interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of bonds that provided more attractive yields, including commercial mortgage-backed securities (made from loans on properties such as hotels) and high yield corporate “junk” bonds, which are rated below investment grade.

The Portfolio outperformed the Barclays Capital U.S. Aggregate Bond Index (the Index) partly because it had a larger exposure to commercial mortgage-backed securities than the Index. The Portfolio also held different types of investments not included in the Index, such as high yield corporate bonds and leveraged bank loans, which are made to below investment-grade companies to finance their operations. It also had exposure to emerging market bonds, debt securities of issuers from economically developing nations (also not included in the Index). This worked well as high yield bonds, leveraged bank loans, and emerging market bonds all gained more than the Index in 2010, reflecting an improving global macroeconomic backdrop and investor demand for assets with attractive yields.

Favorable security selection also helped the Portfolio outperform the Index. Selection among investment-grade corporate bonds in the airlines, insurance, and telecommunications industries worked well, as did selection among asset-backed securities made from pools of home equity loans or credit card receivables. The Portfolio also had a larger exposure than the Index to corporate bonds in the Baa rating category, the best performing rating category in the investment-grade corporate bond sector in 2010. To a lesser extent, the Portfolio benefited from favorable selection among high yield bonds, leveraged bank loans, and emerging market bonds of governments and corporations.

The Portfolio’s foreign exchange strategy was another positive. It benefited from holding positions in currencies of certain developed and developing nations that were favored over the US dollar. By contrast, its interest-rate strategy detracted from its performance in the fourth quarter of 2010. During that time, as bond prices fell (and yields rose), the Portfolio had a longer duration than the Index, which made it more vulnerable to the downturn in the bond market.

The Portfolio uses derivatives — investment contracts whose value is based on some other instrument, interest rate, currencies, or index — to gain exposure to different types of debt securities, to adjust exposure to interest rates, to adjust currency exposure, or for other purposes intended to help the Portfolio meet its objective. During the reporting period, the Portfolio’s exposure to derivatives hedged its other positions as intended and did not have a material impact on its performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio Subadvised by: Jennison Associates LLC	December 31, 2010

Investment Manager’s Report - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio: Class I	11.90%	3.31%	2.73%
Portfolio: Class II	11.50	2.90	2.33
Russell 1000® Index	16.10	2.59	1.83
S&P 500 Index	15.08	2.29	1.42

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS1

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

For the year ended December 31, 2010, the Equity Portfolio Class I shares returned 11.90% and Class II shares returned 11.50%.

Nearly every sector in the Portfolio advanced, with the telecommunication services, materials, and consumer discretionary sectors returning more than 20% for the Portfolio. Utilities, however, was the one area that ended the year with losses for the Portfolio. Consequently the Portfolio underperformed the S&P 500 Index (the Index).

The Portfolio is built from the bottom up, with stocks selected one at a time, based on fundamental analysis of individual companies.

The Portfolio’s financials positions did not gain as much as those held by the Index and were the biggest detriment to the Portfolio relative return. Stock selection in industrials, healthcare, and utilities also detracted from performance versus the Index. Medco Health Solutions the country’s largest pharmacy-benefits manager, was a key detractor, falling on management’s comments that generic launches will likely contribute less to earnings in 2011 than in 2010.

Stock selection contributed positively to relative return in information technology. Baidu, China’s premier Internet search engine, advanced more than 100%. Cloud-computing pioneer VMware, used product cycles to upgrade customers to bigger license agreements and increased its share in the market of servers not yet virtualized. NetApp a provider of products that simplify storing, managing, protecting, and archiving enterprise data rose on growth in the storage business spurred by increased digital content. The strong launch of a new computer tablet, international opportunities, and long-term growth in personal computers made 2010 another good year for Apple.

Other sources of relative gain included security selection in materials, consumer staples, and telecommunication services and an overweight in consumer discretionary. The largest detractor in the Portfolio was H&R Block. The investment team continues to believe the current stock price overly discounts its intrinsic value.

Although the energy sector made a meaningful contribution to return, the Portfolio finished flat with the Index in this sector. The Portfolio continues to invest in companies it believes are undervalued, generate a good amount of free cash flow, possess a combination of organic (meaning growth not through acquisitions) reserve and production growth, and have competitive unit cost structures. With the global economic recovery continuing to gain steam, the investment team believes demand for oil will increase and constrain supply, pushing oil prices higher.

The Portfolio no longer holds a position in Medco Health Solutions.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Jennison Associates LLC is a registered investment advisor and a Prudential Financial company.

The Prudential Series Fund, Flexible Managed Portfolio Subadvised by: Prudential Investment Management, Inc., Quantitative Management Associates, LLC	December 31, 2010

Investment Manager’s Report - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	12.03%	3.81%	3.54%
Blended Index	11.78	3.90	3.35
S&P 500 Index	15.08	2.29	1.42

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the Flexible Managed Portfolio returned 12.03%.

The Portfolio seeks total return consistent with an aggressively managed, diversified portfolio. It invests in equity and equity-related securities, debt obligations, and money market instruments. The U.S. stock market gained more in 2010 than the nation’s investment-grade bond market. The Portfolio outperformed the blended index in 2010 by tactically maintaining a larger exposure to stocks than its guideline weight of 60%, even though the portion of the Portfolio invested in stocks gained less than the S&P 500 Index. The Portfolio also benefited from the solid performance of its fixed-income portion.

The U.S. stock market posted a gain for the first quarter of 2010, but then pulled back in the spring after the sovereign debt crisis in Europe worsened and the U.S. economy faced the threat of another recession, brought on by weak housing and job markets. However, efforts by some key governments and central banks to keep their economies and financial markets afloat helped push broad stock market indexes past the pullback and into positive territory for the second year in a row. In the United States, stocks also received a dramatic boost in December in reaction to a robust shopping season, the extension of the President Bush-era tax cuts, and a 2.0% cut in payroll taxes.

A low interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March, then began to reinvest their principal payments back into U.S. Treasuries in August to keep downward pressure on rates. The Fed began to buy an additional $600 billion of Treasuries in November. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of bonds that provided more attractive yields, including commercial mortgage-backed securities (made from loans on properties such as hotels) and high-yield corporate “junk” bonds, which are rated below investment grade.

The Portfolio uses derivatives — investment contracts whose value is based on some other instrument, interest rate or index — to gain exposure to different types of debt securities, to adjust exposure to interest rates, or for other purposes intended to help the Portfolio meet its objective.

Derivatives exposure did not have a material impact on its performance in 2010.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Blended Index consists of S&P 500 Index (60%), Barclays Capital U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio

Subadvised by:  LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates LLC, T. Rowe Price
Associates, Inc., William Blair & Company LLC

December 31, 2010

Investment Manager’s Report - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	12.74%	2.25%	1.63%
MSCI World Index (GD)	12.34	2.99	2.82

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the 12-month period ended December 31, 2010, the Global Portfolio returned 12.74%.

The Portfolio is co-managed by four specialist firms: William Blair & Company LLC (international growth stocks), LSV Asset Management (international value stocks), Marsico Capital Management, LLC (U.S. growth stocks), and T. Rowe Price Associates, Inc. (U.S. value stocks). The Portfolio seeks long-term growth of capital by investing in stocks, with about half of its assets invested in companies in the United States and half in companies located abroad. Quantitative Management Associates LLC presently provides only Advice Services to the Portfolio. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.

The year 2010 was generally good for investors. As is often the case in the early stages of an economic recovery, stocks of smaller firms performed better than those of large companies and growth stocks outperformed value stocks, albeit modestly. Consumer discretionary stocks led the U.S. market, followed by industrials. Developed country stocks outside the United States were generally only modestly positive due to economic concerns (with the exception of strong-performing Nordic countries), while emerging markets stocks had a very good year. Countries going through a financial crisis such as Greece, Ireland, and Spain saw substantial declines in their equity markets. Strong commodity prices also reflected the global economic recovery. The MSCI World Index (GD) (the Index) gained 12.34%.

Strong relative performance within their respective investment categories by William Blair and Marsico Capital Management made the largest contributions to the Portfolio’s modest outperformance of the Index. William Blair benefited from strong security selection and non-benchmark exposures to emerging market countries China and India. Marsico Capital Management’s large cap growth strategy benefited from an underweight exposure to the materials sector and an overweight exposure to healthcare stocks. Also strong security selection within the consumer discretionary, information technology, and materials sectors contributed positively to results.

T. Rowe Price’s large cap value strategy detracted from performance as its emphasis on larger market cap companies relative to its style-specific benchmark index was not rewarded in 2010. Security selection also detracted from performance, particularly within the energy, utilities, financials, and industrials sectors. Its allocation to different sectors of the stock market, however, had a positive impact on its results, as an overweight exposure to energy, and underweight exposures to the financials and utilities sectors helped.

The LSV Asset Management portion underperformed its style-specific benchmark index as underweight exposures to the consumer discretionary and materials sectors and an overweight exposure to energy detracted from results. In addition, stock selection within the utilities, consumer discretionary, and industrials sectors hurt relative performance.

The use of derivative instruments is not a principal strategy of the four co-managers with regard to the Portfolio. The type of derivatives employed most often are equity futures contracts (to help manage cash flows in the Portfolio) and currency forwards and futures contracts (to hedge a portion of currency exposure in the Portfolio). The use of these derivative instruments in 2010 did not have a material impact on the Portfolio’s performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2010

Investment Manager’s Report - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	6.99%	5.68%	5.62%
Barclays Capital Government Bond Index	5.52	5.45	5.42

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the Government Income Portfolio returned 6.99%.

A low interest-rate environment prevailed in the U.S. bond market during 2010 as the Federal Reserve (the Fed) left its target for the overnight bank lending rate near zero to boost economic growth. It also purchased federal agency debt securities and mortgage-backed securities of federal agencies until the end of March. It then began to reinvest their principal payments back into U.S. Treasury securities in August to keep downward pressure on rates. In November, the Fed also began implementing a plan to buy an additional $600 billion of U.S. Treasury securities. Yet the largest gains in the U.S. bond market for 2010 were in riskier types of bonds that provided more attractive yields such as commercial mortgage-backed securities (CMBS), which are made from loans on properties such as hotels and office buildings.

The Portfolio invests primarily in intermediate- and long-term U.S. Treasury securities and debt obligations issued by federal agencies or by instrumentalities established, sponsored, or guaranteed by the federal government. It outperformed the Barclays Capital U.S. Government Bond Index (the Index) due to its investment in shares of the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund that gained in value.

Another positive was the Portfolio’s allocation to different sectors of the U.S. bond market, which continued to include certain types of bonds not found in the Index. For example, the Portfolio held CMBS, which gained strongly as previously mentioned. Yet the positive impact was partially offset due to its focus on higher quality CMBS that gained less than lower-quality, higher-yielding CMBS in 2010.

The Portfolio also benefited from favorable security selection among residential mortgage-backed securities of federal agencies, which are not in the Index, and U.S. Treasury securities. In the residential mortgage-backed sector, it emphasized securities with 30-year stated maturities, with higher coupon rates, and older “seasoned” securities. In the Treasury sector, it emphasized Treasury securities that had been in existence for some years and STRIPS (Separate Trading of Registered Interest and Principal Securities). The Portfolio also took advantage of pricing inefficiencies between futures contracts based on Treasury securities and newly issued Treasury securities. It also used futures contracts based on Treasury securities to hedge its duration, a measure of the Portfolio’s sensitivity to changes in the level of interest rates.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the U.S. Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2010

Investment Manager’s Report - As of December 31, 2010

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Portfolio	14.59%	2.04%	1.14%
S&P 500 Index	15.08	2.29	1.42

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2010, the Stock Index Portfolio returned 14.59%.

Quantitative Management Associates LLC (QMA) manages the Portfolio, which is an index fund that uses a risk-controlled quantitative approach that seeks to effectively track the performance of the S&P 500 Index. However, the Portfolio cannot hold shares of Prudential Financial, Inc. because of compliance restrictions.

Potential tracking error differences, brokerage costs, as well as other costs and expenses of the Portfolio, may cause its return to be lower than that of the S&P 500 Index. It underperformed the S&P 500 Index by a modest amount in 2010.

The U.S. stock market posted a gain for the first quarter of 2010, but then pulled back in the spring after the sovereign debt crisis in Europe worsened and the U.S. economy faced the threat of another recession, brought on by weak housing and job markets. However, efforts by some key governments and central banks to keep their economies and financial markets afloat helped push broad stock market indexes past the pullback and into positive territory for the second year in a row. In the United States, stocks also received a dramatic boost in December in reaction to a robust shopping season, the extension of the President Bush-era tax cuts, and a 2.0% cut in payroll taxes.

All sectors of the S&P 500 Index ended the year positive, with eight posting double-digit gains. The more cyclical sectors, those expected to derive the most benefit from the global economic recovery, led the pack. Returns ranged from a 27.7% gain for the consumer discretionary sector to a 2.9% gain for the healthcare sector.

The use of derivatives is not a principal investment strategy of the Portfolio. It had small positions in derivative instruments based on the S&P 500 Index to enhance the liquidity of the Portfolio. This exposure did not have a material impact on the Portfolio’s performance in 2010.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2010

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

Conservative Balanced (Class I)	Actual	$1,000.00	$1,129.50	0.59%	$3.17
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
Diversified Bond (Class I)	Actual	$1,000.00	$1,042.70	0.48%	$2.47
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45
Equity (Class I)	Actual	$1,000.00	$1,245.00	0.49%	$2.77
	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50
Equity (Class II)	Actual	$1,000.00	$1,242.50	0.89%	$5.03
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53
Flexible Managed (Class I)	Actual	$1,000.00	$1,150.10	0.64%	$3.47
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26
Global (Class I)	Actual	$1,000.00	$1,246.00	0.90%	$5.10
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
Government Income (Class I)	Actual	$1,000.00	$1,012.30	0.53%	$2.69
	Hypothetical	$1,000.00	$1,022.53	0.53%	$2.70
Stock Index (Class I)	Actual	$1,000.00	$1,230.20	0.34%	$1.91
	Hypothetical	$1,000.00	$1,023.49	0.34%	$1.73

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2010, and divided by the 365 days in the Portfolio's fiscal year ended December 31, 2010 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 90.3%
COMMON STOCKS — 54.1%	Shares	Value (Note 2)

Aerospace & Defense — 1.4%
BAE Systems PLC (United Kingdom)	36,415	$187,355
Boeing Co. (The)	76,100	4,966,286
General Dynamics Corp.	41,300	2,930,648
Goodrich Corp.	13,100	1,153,717
Honeywell International, Inc.	79,412	4,221,542
ITT Corp.	19,300	1,005,723
L-3 Communications Holdings, Inc.	11,900	838,831
Lockheed Martin Corp.	31,500	2,202,165
Northrop Grumman Corp.	32,062	2,076,976
Precision Castparts Corp.	14,000	1,948,940
Raytheon Co.	39,700	1,839,698
Rockwell Collins, Inc.	16,600	967,116
Safran SA (France)	4,270	151,210
United Technologies Corp.	96,700	7,612,224

		32,102,431

Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc.	16,800	1,347,192
Expeditors International of Washington, Inc.	22,700	1,239,420
FedEx Corp.	32,500	3,022,825
United Parcel Service, Inc. (Class B Stock)	102,100	7,410,418

		13,019,855

Airlines — 0.1%
Cathay Pacific Airways Ltd. (Hong Kong)	32,000	88,308
Deutsche Lufthansa AG (Germany)(a)	1,011	22,096
Qantas Airways Ltd. (Australia)(a)	11,900	30,915
Singapore Airlines Ltd. (Singapore)	8,000	95,375
Southwest Airlines Co.	79,300	1,029,314

		1,266,008

Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The)(a)	25,600	303,360
Johnson Controls, Inc.	71,400	2,727,480
Toyota Industries Corp. (Japan)	200	6,210

		3,037,050

Automobiles — 0.4%
Bayerische Motoren Werke AG (Germany)	906	71,249
Daimler AG (Germany)(a)	2,646	179,375
Fiat SpA (Italy)	264	5,444
Ford Motor Co.(a)(b)	380,485	6,388,343
Fuji Heavy Industries Ltd. (Japan)	11,000	85,355
Harley-Davidson, Inc.	25,000	866,750
Honda Motor Co. Ltd. (Japan)	4,000	158,394
Isuzu Motors Ltd. (Japan)	9,000	40,904
Nissan Motor Co. Ltd. (Japan)	12,100	115,203
Peugeot SA (France)(a)	1,521	57,744
Renault SA (France)(a)	1,061	61,675
Toyota Motor Corp. (Japan)	2,200	87,252
Volkswagen AG (Germany)	68	9,623

		8,127,311

Beverages — 1.4%
Anheuser-Busch InBev NV (Belgium)	1,249	71,435
Asahi Breweries Ltd. (Japan)	1,300	25,187

COMMON STOCKS (continued)	Shares	Value (Note 2)

Beverages (continued)
Brown-Forman Corp. (Class B Stock)	9,900	$689,238
Coca-Cola Co. (The)	239,200	15,732,184
Coca-Cola Enterprises, Inc.	34,100	853,523
Coca-Cola West Co. Ltd. (Japan)	5,900	106,896
Constellation Brands, Inc. (Class A Stock)(a)	19,400	429,710
Diageo PLC (United Kingdom)	5,522	102,020
Dr Pepper Snapple Group, Inc.	24,700	868,452
Heineken Holding NV (Netherlands)	1,098	47,723
Molson Coors Brewing Co. (Class B Stock)	17,100	858,249
PepsiCo, Inc.	164,907	10,773,374

		30,557,991

Biotechnology — 0.7%
Amgen, Inc.(a)	97,420	5,348,358
Biogen Idec, Inc.(a)	25,990	1,742,630
Celgene Corp.(a)	48,000	2,838,720
Cephalon, Inc.(a)(b)	7,900	487,588
Genzyme Corp.(a)	26,400	1,879,680
Gilead Sciences, Inc.(a)	85,600	3,102,144

		15,399,120

Building Products
Asahi Glass Co. Ltd. (Japan)	4,000	46,754
Geberit AG (Switzerland)	147	33,991
Masco Corp.	35,500	449,430

		530,175

Capital Markets — 1.4%
3i Group PLC (United Kingdom)	17,614	90,212
Ameriprise Financial, Inc.	27,920	1,606,796
Bank of New York Mellon Corp. (The)	126,658	3,825,072
Charles Schwab Corp. (The)	100,150	1,713,567
Credit Suisse Group AG (Switzerland)	3,142	126,587
Deutsche Bank AG (Germany)	4,511	235,698
E*Trade Financial Corp.(a)	17,420	278,720
Federated Investors, Inc. (Class B Stock)(b)	10,800	282,636
Franklin Resources, Inc.	16,200	1,801,602
Goldman Sachs Group, Inc. (The)	53,100	8,929,296
Invesco Ltd.	48,300	1,162,098
Janus Capital Group, Inc.	18,600	241,242
Legg Mason, Inc.(b)	17,800	645,606
Macquarie Group Ltd. (Australia)	2,147	81,272
Morgan Stanley	154,780	4,211,564
Northern Trust Corp.	26,200	1,451,742
State Street Corp.	53,700	2,488,458
T. Rowe Price Group, Inc.	27,800	1,794,212

		30,966,380

Chemicals — 1.2%
Air Products & Chemicals, Inc.	21,900	1,991,805
Air Water, Inc. (Japan)	2,000	25,545
Airgas, Inc.	7,600	474,696
Asahi Kasei Corp. (Japan)	18,000	117,502
BASF SE (Germany)	3,137	250,262
CF Industries Holdings, Inc.	7,200	973,080
Dow Chemical Co. (The)	119,731	4,087,616

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
E.I. du Pont de Nemours & Co.	93,920	$4,684,730
Eastman Chemical Co.	7,800	655,824
Ecolab, Inc.	23,900	1,205,038
FMC Corp.	8,100	647,109
Incitec Pivot Ltd. (Australia)	3,308	13,398
International Flavors & Fragrances, Inc.	8,200	455,838
Israel Chemicals Ltd. (Israel)	2,407	41,262
K+S AG (Germany)	1,552	116,888
Lanxess AG (Germany)	974	76,923
Linde AG (Germany)	217	32,927
Mitsubishi Chemical Holdings Corp. (Japan)	23,000	156,091
Monsanto Co.	55,794	3,885,494
Novozymes A/S (Denmark) (Class B Stock)	334	46,525
PPG Industries, Inc.	17,200	1,446,004
Praxair, Inc.	31,800	3,035,946
Sherwin-Williams Co. (The)	9,800	820,750
Sigma-Aldrich Corp.	12,200	812,032
Teijin Ltd. (Japan)	4,000	17,096
Ube Industries Ltd. (Japan)	3,000	9,016
Yara International ASA (Norway)	1,989	115,044

		26,194,441

Commercial Banks — 1.7%
Australia & New Zealand Banking Group Ltd. (Australia)	9,474	226,261
Banco Bilbao Vizcaya Argentaria SA (Spain)	6,735	68,040
Banco Santander SA (Spain)	12,774	135,331
Bank of Cyprus Public Co. Ltd. (Cyprus)	2,747	9,471
Barclays PLC (United Kingdom)	57,160	233,176
BB&T Corp.	72,500	1,906,025
Bendigo and Adelaide Bank Ltd. (Australia)	7,308	74,372
BNP Paribas (France)	3,887	247,297
Chiba Bank Ltd. (The) (Japan)	5,000	32,516
Chuo Mitsui Trust Holdings, Inc. (Japan)	22,000	91,317
Comerica, Inc.	16,900	713,856
Commonwealth Bank of Australia (Australia)	2,529	131,325
Dexia SA (Belgium)(a)	2,246	7,804
DnB NOR ASA (Norway)	4,598	64,537
Fifth Third Bancorp	89,021	1,306,828
First Horizon National Corp.(a)	28,587	336,755
Hachijuni Bank, Ltd. (The) (Japan)	7,000	39,143
HSBC Holdings PLC (United Kingdom)	25,166	255,466
Huntington Bancshares, Inc.	80,936	556,030
KBC Groep NV (Belgium)(a)	2,237	76,228
KeyCorp	92,300	816,855
M&T Bank Corp.(b)	11,100	966,255
Marshall & Ilsley Corp.	48,500	335,620
Mitsubishi UFJ Financial Group, Inc. (Japan)	17,800	96,246

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Mizuho Financial Group, Inc. (Japan)	55,000	$103,646
Nordea Bank AB (Sweden)	18,102	196,882
PNC Financial Services Group, Inc.	54,433	3,305,172
Regions Financial Corp.	129,603	907,221
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	16,199	135,119
Societe Generale (France)	4,609	247,717
Sumitomo Mitsui Financial Group, Inc. (Japan)	7,900	281,399
SunTrust Banks, Inc.	52,500	1,549,275
Svenska Handelsbanken AB (Sweden) (Class A Stock)	3,241	103,557
Swedbank AB (Sweden) (Class A Stock)(a)	10,333	144,110
U.S. Bancorp	201,785	5,442,142
Wells Fargo & Co.	542,064	16,798,563
Westpac Banking Corp. (Australia)	5,256	119,397
Yamaguchi Financial Group, Inc. (Japan)	9,000	91,120
Zions Bancorporation	15,850	384,046

		38,536,120

Commercial Services & Supplies — 0.3%
Avery Dennison Corp.	11,500	486,910
Brambles Ltd. (Australia)	7,524	54,792
Cintas Corp.	14,600	408,216
Iron Mountain, Inc.	20,800	520,208
Pitney Bowes, Inc.	20,700	500,526
Republic Services, Inc. (Class A Stock)	34,365	1,026,139
RR Donnelley & Sons Co.	21,400	373,858
Societe BIC SA (France)	240	20,628
Stericycle, Inc.(a)	8,800	712,096
Waste Management, Inc.	48,242	1,778,683

		5,882,056

Communications Equipment — 1.2%
Cisco Systems, Inc.(a)	581,000	11,753,630
F5 Networks, Inc.(a)	7,400	963,184
Harris Corp.	14,200	643,260
JDS Uniphase Corp.(a)	21,475	310,958
Juniper Networks, Inc.(a)	53,500	1,975,220
Motorola Solutions, Inc.(a)	241,425	2,189,725
Nokia OYJ (Finland)	5,047	52,201
QUALCOMM, Inc.	165,400	8,185,646
Tellabs, Inc.	41,800	283,404

		26,357,228

Computers & Peripherals — 2.3%
Apple, Inc.(a)	94,500	30,481,920
Dell, Inc.(a)	174,800	2,368,540
EMC Corp.(a)	212,250	4,860,525
Hewlett-Packard Co.	237,748	10,009,191
Lexmark International, Inc. (Class A Stock)(a)	8,733	304,083
Logitech International SA (Switzerland)(a)	416	7,920
NetApp, Inc.(a)	36,900	2,028,024
QLogic Corp.(a)	12,100	205,942

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computers & Peripherals (continued)
SanDisk Corp.(a)	24,500	$1,221,570
Seiko Epson Corp. (Japan)	500	9,114
Western Digital Corp.(a)	24,600	833,940

		52,330,769

Construction & Engineering — 0.1%
Balfour Beatty PLC (United Kingdom)	2,320	11,318
Fluor Corp.	19,100	1,265,566
Jacobs Engineering Group, Inc.(a)	12,700	582,295
Quanta Services, Inc.(a)(b)	20,100	400,392
Vinci SA (France)	583	31,692

		2,291,263

Construction Materials
Imerys SA (France)	124	8,266
Vulcan Materials Co.	13,400	594,424

		602,690

Consumer Finance — 0.4%
American Express Co.	110,300	4,734,076
Capital One Financial Corp.	49,161	2,092,292
Discover Financial Services	60,540	1,121,806
SLM Corp.(a)	55,700	701,263

		8,649,437

Containers & Packaging — 0.1%
Ball Corp.	10,100	687,305
Bemis Co., Inc.	11,300	369,058
Owens-Illinois, Inc.(a)	17,500	537,250
Rexam PLC (United Kingdom)	26,243	136,125
Sealed Air Corp.	17,100	435,195

		2,164,933

Distributors
Genuine Parts Co.(b)	17,700	908,718
Jardine Cycle & Carriage Ltd. (Singapore)	1,000	28,519

		937,237

Diversified Consumer Services — 0.1%
Apollo Group, Inc. (Class A Stock)(a)	13,500	533,115
DeVry, Inc.	6,300	302,274
H&R Block, Inc.	35,600	423,996

		1,259,385

Diversified Financial Services — 2.3%
Bank of America Corp.	1,044,521	13,933,910
Citigroup, Inc.(a)	2,996,058	14,171,354
CME Group, Inc. (Class A Stock)	6,740	2,168,595
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	6,300	142,895
ING Groep NV (Netherlands)(a)	24,470	238,052
IntercontinentalExchange, Inc.(a)	7,400	881,710
JPMorgan Chase & Co.	408,645	17,334,721
Leucadia National Corp.	19,700	574,846
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,630	64,646
Moody’s Corp.(b)	22,500	597,150
Nasdaq OMX Group, Inc. (The)(a)	16,600	393,586

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
NYSE Euronext	30,200	$905,396
ORIX Corp. (Japan)	1,080	106,284
Pohjola Bank PLC (Finland)	1,402	16,805

		51,529,950

Diversified Telecommunication Services — 1.5%
AT&T, Inc.	613,268	18,017,814
CenturyLink, Inc.(b)	32,007	1,477,763
France Telecom SA (France)	6,158	128,331
Frontier Communications Corp.	103,890	1,010,850
Koninklijke KPN NV (Netherlands)	2,731	39,852
Nippon Telegraph & Telephone Corp. (Japan)	4,300	194,636
Qwest Communications International, Inc.	164,657	1,253,040
Swisscom AG (Switzerland)	195	85,737
Tele2 AB (Sweden) (Class B Stock)	449	9,320
Telecom Corp. of New Zealand Ltd. (New Zealand)	5,109	8,639
Telefonica SA (Spain)	13,721	311,062
Telenor ASA (Norway)	3,548	57,643
TeliaSonera AB (Sweden)	5,709	45,243
Telstra Corp. Ltd. (Australia)	27,198	77,612
Verizon Communications, Inc.	295,476	10,572,131
Windstream Corp.	46,057	642,035

		33,931,708

Electric Utilities — 1.0%
Allegheny Energy, Inc.	16,800	407,232
American Electric Power Co., Inc.	48,760	1,754,385
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	3,000	13,740
Duke Energy Corp.	140,424	2,500,951
E.ON AG (Germany)	3,723	114,103
Edison International	33,100	1,277,660
Enel SpA (Italy)	47,952	239,654
Entergy Corp.	19,400	1,374,102
Exelon Corp.	67,974	2,830,437
FirstEnergy Corp.(b)	32,601	1,206,889
Fortum OYJ (Finland)	220	6,624
Iberdrola SA (Spain)	3,509	27,047
Kansai Electric Power Co., Inc. (The) (Japan)	2,200	54,302
NextEra Energy, Inc.(b)	42,300	2,199,177
Northeast Utilities	18,200	580,216
Pepco Holdings, Inc.	23,800	434,350
Pinnacle West Capital Corp.	10,200	422,790
PPL Corp.	48,900	1,287,048
Progress Energy, Inc.	29,683	1,290,617
Southern Co.	84,500	3,230,435
SP AusNet (Australia)(c)	25,327	22,537
Tohoku Electric Power Co., Inc. (Japan)	5,200	115,926

		21,390,222

Electrical Equipment — 0.3%
ABB Ltd. (Switzerland)	4,925	109,720
Emerson Electric Co.	78,000	4,459,260
Legrand SA (France)	1,293	52,656
Mitsubishi Electric Corp. (Japan)	19,000	199,384
Rockwell Automation, Inc.	15,300	1,097,163

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electrical Equipment (continued)
Roper Industries, Inc.	9,800	$749,014
Schneider Electric SA (France)	759	113,597
Ushio, Inc. (Japan)	300	5,720

		6,786,514

Electronic Equipment & Instruments — 0.3%
Amphenol Corp. (Class A Stock)	18,700	986,986
Corning, Inc.	162,900	3,147,228
FLIR Systems, Inc.(a)	14,900	443,275
Hamamatsu Photonics KK (Japan)	1,900	69,457
Hitachi High-Technologies Corp. (Japan)	1,600	37,404
Hitachi, Ltd. (Japan)	21,000	111,997
Jabil Circuit, Inc.	23,600	474,124
Keyence Corp. (Japan)	500	144,845
Kyocera Corp. (Japan)	500	51,053
Molex, Inc.	15,000	340,800
Murata Manufacturing Co. Ltd. (Japan)	1,000	70,082

		5,877,251

Energy Equipment & Services — 1.1%
Baker Hughes, Inc.	43,398	2,481,064
Cameron International Corp.(a)	24,600	1,247,958
Diamond Offshore Drilling, Inc.(b)	7,800	521,586
FMC Technologies, Inc.(a)	11,900	1,058,029
Halliburton Co.	95,200	3,887,016
Helmerich & Payne, Inc.	10,700	518,736
Nabors Industries Ltd.(a)	27,700	649,842
National Oilwell Varco, Inc.	42,800	2,878,300
Petrofac Ltd. (United Kingdom)	2,686	66,459
Rowan Cos., Inc.(a)(b)	13,200	460,812
Schlumberger Ltd.	140,418	11,724,903

		25,494,705

Food & Staples Retailing — 1.3%
Aeon Co. Ltd. (Japan)	10,900	136,401
Costco Wholesale Corp.	44,600	3,220,566
CVS Caremark Corp.	141,348	4,914,670
Delhaize Group SA (Belgium)	256	18,908
Kesko OYJ (Finland) (Class B Stock)	896	41,823
Kroger Co. (The)	66,546	1,487,968
Metro AG (Germany)	1,520	109,440
Safeway, Inc.	40,500	910,845
SUPERVALU, Inc.	22,310	214,845
Sysco Corp.	60,200	1,769,880
Tesco PLC (United Kingdom)	13,265	87,896
Walgreen Co.	95,100	3,705,096
Wal-Mart Stores, Inc.	205,500	11,082,615
Whole Foods Market, Inc.(a)(b)	16,200	819,558
Woolworths Ltd. (Australia)	1,200	33,102

		28,553,613

Food Products — 1.0%
Archer-Daniels-Midland Co.	65,326	1,965,006
Associated British Foods PLC (United Kingdom)	4,274	78,696
Campbell Soup Co.	20,400	708,900
ConAgra Foods, Inc.	45,100	1,018,358
Danone (France)	1,502	94,375

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food Products (continued)
Dean Foods Co.(a)	20,800	$183,872
General Mills, Inc.	66,400	2,363,176
H.J. Heinz Co.	32,000	1,582,720
Hershey Co. (The)	16,400	773,260
Hormel Foods Corp.	7,300	374,198
J.M. Smucker Co. (The)	12,500	820,625
Kellogg Co.	27,100	1,384,268
Kraft Foods, Inc. (Class A Stock)	178,653	5,629,356
Lindt & Spruengli AG (Switzerland)	2	64,385
McCormick & Co., Inc.	12,800	595,584
Mead Johnson Nutrition Co.	21,067	1,311,421
Nestle SA (Switzerland)	5,098	298,519
Sara Lee Corp.	68,100	1,192,431
Tyson Foods, Inc. (Class A Stock)	33,400	575,148
Unilever NV (Netherlands)	5,556	172,992
Unilever PLC (United Kingdom)	8,116	248,390

		21,435,680

Gas Utilities
Enagas (Spain)	1,394	27,784
Nicor, Inc.	4,700	234,624
ONEOK, Inc.	11,000	610,170
Osaka Gas Co. Ltd. (Japan)	13,000	50,437
Snam Rete Gas SpA (Italy)	7,046	35,026
Tokyo Gas Co. Ltd. (Japan)	6,000	26,605

		984,646

Healthcare Equipment & Supplies — 0.9%
Baxter International, Inc.	60,400	3,057,448
Becton Dickinson and Co.	24,600	2,079,192
Boston Scientific Corp.(a)(b)	160,467	1,214,735
C.R. Bard, Inc.(b)	10,200	936,054
CareFusion Corp.(a)	22,975	590,457
Coloplast A/S (Denmark) (Class B Stock)	792	107,625
DENTSPLY International, Inc.	16,200	553,554
Intuitive Surgical, Inc.(a)	4,100	1,056,775
Medtronic, Inc.	113,500	4,209,715
St. Jude Medical, Inc.(a)	33,800	1,444,950
Stryker Corp.	34,000	1,825,800
Varian Medical Systems, Inc.(a)	13,100	907,568
Zimmer Holdings, Inc.(a)	21,000	1,127,280

		19,111,153

Healthcare Providers & Services — 1.1%
Aetna, Inc.	44,900	1,369,899
AmerisourceBergen Corp. (Class A Stock)	29,600	1,009,952
Cardinal Health, Inc.	37,750	1,446,203
CIGNA Corp.	28,400	1,041,144
Coventry Health Care, Inc.(a)	17,050	450,120
DaVita, Inc.(a)	9,400	653,206
Express Scripts, Inc.(a)	56,000	3,026,800
Humana, Inc.(a)	16,700	914,158
Laboratory Corp. of America Holdings(a)(b)	10,700	940,744
McKesson Corp.	27,630	1,944,599
Medco Health Solutions, Inc.(a)	45,798	2,806,043
Patterson Cos., Inc.	9,000	275,670

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Providers & Services (continued)
Quest Diagnostics, Inc.	15,500	$836,535
Tenet Healthcare Corp.(a)	44,600	298,374
UnitedHealth Group, Inc.	117,200	4,232,092
WellPoint, Inc.(a)	42,900	2,439,294

		23,684,833

Healthcare Technology
Cerner Corp.(a)	7,100	672,654

Hotels, Restaurants & Leisure — 0.9%
Accor SA (France)	1,742	77,517
Carnival Corp.	44,300	2,042,673
Darden Restaurants, Inc.	13,950	647,838
Intercontinental Hotels Group PLC (United Kingdom)	453	8,779
International Game Technology	28,200	498,858
Marriott International, Inc. (Class A Stock)	27,628	1,147,667
McDonald’s Corp.	110,500	8,481,980
OPAP SA (Greece)	726	12,554
SJM Holdings Ltd. (Hong Kong)	57,000	90,493
Starbucks Corp.	77,200	2,480,436
Starwood Hotels & Resorts Worldwide, Inc.	18,200	1,106,196
Thomas Cook Group PLC (United Kingdom)	24,614	72,798
TUI AG (Germany)(a)	1,892	26,547
Wyndham Worldwide Corp.	17,620	527,895
Wynn Macau Ltd.	38,800	86,857
Wynn Resorts Ltd.	6,700	695,728
Yum! Brands, Inc.	47,500	2,329,875

		20,334,691

Household Durables — 0.2%
D.R. Horton, Inc.	31,100	371,023
Fortune Brands, Inc.	16,600	1,000,150
Harman International Industries, Inc.(a)	6,400	296,320
Leggett & Platt, Inc.	16,800	382,368
Lennar Corp. (Class A Stock)(b)	17,200	322,500
Newell Rubbermaid, Inc.	30,514	554,745
Panasonic Corp. (Japan)	600	8,521
Pulte Group, Inc.(a)(b)	33,522	252,085
Sekisui Chemical Co. Ltd. (Japan)	5,000	35,903
Stanley Black & Decker, Inc.	16,897	1,129,902
Whirlpool Corp.(b)	7,926	704,067

		5,057,584

Household Products — 1.2%
Clorox Co.	14,500	917,560
Colgate-Palmolive Co.	50,300	4,042,611
Henkel AG & Co. KGaA (Germany)	883	45,564
Kimberly-Clark Corp.	42,700	2,691,808
Procter & Gamble Co. (The)	292,625	18,824,567
Reckitt Benckiser Group PLC (United Kingdom)	3,822	210,049

		26,732,159

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)(a)	74,500	907,410

COMMON STOCKS (continued)	Shares	Value (Note 2)

Independent Power Producers & Energy Traders (continued)
Constellation Energy Group, Inc.	21,200	$649,356
NRG Energy, Inc.(a)	27,000	527,580

		2,084,346

Industrial Conglomerates — 1.3%
3M Co.	73,700	6,360,310
General Electric Co.	1,107,800	20,261,662
Hutchison Whampoa, Ltd. (Hong Kong)	5,000	51,462
Siemens AG (Germany)	2,235	276,862
Smiths Group PLC (United Kingdom)	1,192	23,138
Textron, Inc.	24,500	579,180
Tyco International Ltd.	50,700	2,101,008

		29,653,622

Insurance — 2.0%
ACE Ltd.	34,700	2,160,075
Aflac, Inc.	48,400	2,731,212
Ageas (Belgium)	5,479	12,520
Allianz SE (Germany)	1,891	224,723
Allstate Corp. (The)	58,300	1,858,604
American International Group, Inc.(a)(b)	13,139	757,069
Aon Corp.	31,900	1,467,719
Assurant, Inc.	12,100	466,092
Aviva PLC (United Kingdom)	27,294	167,236
AXA SA (France)	1,270	21,129
Berkshire Hathaway, Inc. (Class B Stock)(a)	178,700	14,315,657
Chubb Corp.	33,700	2,009,868
Cincinnati Financial Corp.	19,037	603,282
Genworth Financial, Inc. (Class A Stock)(a)	51,200	672,768
Hannover Rueckversicherung AG (Germany)	1,890	101,366
Hartford Financial Services Group, Inc. (The)	44,300	1,173,507
Legal & General Group PLC (United Kingdom)	33,241	50,141
Lincoln National Corp.	32,018	890,421
Loews Corp.	33,975	1,321,967
Marsh & McLennan Cos., Inc.	56,800	1,552,912
MetLife, Inc.(b)	92,800	4,124,032
Muenchener Rueckversicherungs AG (Germany)	754	114,310
Old Mutual PLC (United Kingdom)	60,604	116,314
Principal Financial Group, Inc.	35,800	1,165,648
Progressive Corp. (The)	71,900	1,428,653
RSA Insurance Group PLC (United Kingdom)	39,527	77,156
SCOR SE (France)	3,586	91,048
Swiss Reinsurance Co. Ltd. (Switzerland)	4,012	215,833
Torchmark Corp.	10,000	597,400
Travelers Cos., Inc. (The)	49,535	2,759,595
Unum Group	37,410	906,070
XL Group PLC (Class A Stock)	37,600	820,432

		44,974,759

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet & Catalog Retail — 0.4%
Amazon.com, Inc.(a)	35,900	$6,462,000
Dena Co. Ltd. (Japan)	300	10,760
Expedia, Inc.	23,300	584,597
NetFlix, Inc.(a)	3,500	614,950
priceline.com, Inc.(a)	5,000	1,997,750

		9,670,057

Internet Software & Services — 1.0%
Akamai Technologies, Inc.(a)	18,300	861,015
eBay, Inc.(a)(b)	117,500	3,270,025
Google, Inc. (Class A Stock)(a)	25,600	15,205,632
Monster Worldwide, Inc.(a)(b)	14,400	340,272
VeriSign, Inc.(b)	18,400	601,128
Yahoo!, Inc.(a)	135,300	2,250,039

		22,528,111

IT Services — 1.6%
Automatic Data Processing, Inc.	50,700	2,346,396
Cognizant Technology Solutions Corp. (Class A Stock)(a)	30,200	2,213,358
Computer Sciences Corp.	16,400	813,440
Fidelity National Information Services, Inc.	25,600	701,184
Fiserv, Inc.(a)	15,600	913,536
International Business Machines Corp.	129,400	18,990,744
Itochu Techno-Solutions Corp. (Japan)	1,400	52,506
Mastercard, Inc. (Class A Stock)	10,100	2,263,511
Obic Co. Ltd. (Japan)	270	55,603
Paychex, Inc.	33,100	1,023,121
SAIC, Inc.(a)	29,000	459,940
Teradata Corp.(a)	16,800	691,488
Total System Services, Inc.	19,096	293,697
Visa, Inc. (Class A Stock)	51,300	3,610,494
Western Union Co. (The)	70,010	1,300,086

		35,729,104

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	13,600	641,648
Mattel, Inc.	38,251	972,723
Sega Sammy Holdings, Inc. (Japan)	6,500	123,691

		1,738,062

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.(a)	35,614	1,475,488
Life Technologies Corp.(a)	18,201	1,010,156
PerkinElmer, Inc.	12,600	325,332
Thermo Fisher Scientific, Inc.(a)	43,100	2,386,016
Waters Corp.(a)	9,200	714,932

		5,911,924

Machinery — 1.2%
Atlas Copco AB (Sweden) (Class A Stock)	4,821	121,642
Atlas Copco AB (Sweden) (Class B Stock)	2,228	50,386
Caterpillar, Inc.	64,300	6,022,338
Cosco Corp. Singapore Ltd. (Singapore)	7,000	11,673
Cummins, Inc.	20,500	2,255,205
Danaher Corp.	55,300	2,608,501
Deere & Co.	43,900	3,645,895

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
Dover Corp.	19,800	$1,157,310
Eaton Corp.	18,400	1,867,784
FANUC Corp. (Japan)	900	138,231
Flowserve Corp.	5,300	631,866
Illinois Tool Works, Inc.	51,200	2,734,080
Ingersoll-Rand PLC(b)	33,300	1,568,097
Invensys PLC (United Kingdom)	11,647	64,318
Komatsu Ltd. (Japan)	3,200	96,840
Kone OYJ (Finland) (Class B Stock)	1,372	76,270
Metso OYJ (Finland)	415	23,181
PACCAR, Inc.	36,943	2,121,267
Pall Corp.	12,000	594,960
Parker Hannifin Corp.	17,265	1,489,969
Scania AB (Sweden) (Class B Stock)	1,976	45,451
SKF AB (Sweden) (Class B Stock)	4,912	139,933
SMC Corp. (Japan)	500	85,663
Snap-On, Inc.	7,000	396,060
Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	34,000	50,602

		27,997,522

Marine
Kuehne + Nagel International AG (Switzerland)	636	88,428
Neptune Orient Lines Ltd. (Singapore)(a)	24,000	40,768
Nippon Yusen KK (Japan)	14,000	62,076
Orient Overseas International Ltd. (Hong Kong)	9,500	92,155

		283,427

Media — 1.7%
British Sky Broadcasting Group PLC (United Kingdom)	2,092	24,006
Cablevision Systems Corp. (Class A Stock)	20,800	703,872
CBS Corp. (Class B Stock)	72,534	1,381,773
Comcast Corp. (Class A Stock)	292,890	6,434,793
DIRECTV (Class A Stock)(a)	91,400	3,649,602
Discovery Communications, Inc. (Class A Stock)(a)(b)	27,500	1,146,750
Fuji Media Holdings, Inc. (Japan)	43	68,003
Gannett Co., Inc.	22,500	339,525
Interpublic Group of Cos., Inc. (The)(a)	49,500	525,690
ITV PLC (United Kingdom)(a)	74,856	81,753
McGraw-Hill Cos., Inc. (The)	32,600	1,186,966
Meredith Corp.	3,000	103,950
News Corp. (Class A Stock)	234,300	3,411,408
Omnicom Group, Inc.	32,200	1,474,760
Scripps Networks Interactive, Inc. (Class A Stock)	9,600	496,800
Societe Television Francaise 1 (France)	3,483	60,507
Time Warner, Inc.	117,466	3,778,881
Time Warner Cable, Inc.	37,314	2,463,843
Viacom, Inc. (Class B Stock)	64,034	2,536,387
Vivendi SA (France)	4,866	131,350
Walt Disney Co. (The)	196,700	7,378,217

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Washington Post Co. (The) (Class B Stock)(b)	600	$263,700
WPP PLC (United Kingdom)	3,740	46,036

		37,688,572

Metals & Mining — 0.7%
AK Steel Holding Corp.	11,900	194,803
Alcoa, Inc.	104,240	1,604,254
Allegheny Technologies, Inc.	10,200	562,836
Alumina Ltd. (Australia)	1,791	4,543
Anglo American PLC (United Kingdom)	2,032	105,671
BHP Billiton Ltd. (Australia)	11,170	516,966
BHP Billiton PLC (Australia)	6,342	252,236
Cliffs Natural Resources, Inc.	14,000	1,092,140
Daido Steel Co. Ltd. (Japan)	7,000	41,126
Freeport-McMoRan Copper & Gold, Inc.	48,894	5,871,680
Fresnillo PLC (United Kingdom)	2,425	63,064
Mitsubishi Materials Corp. (Japan)(a)	16,000	51,041
Newmont Mining Corp.	50,600	3,108,358
Nucor Corp.	31,600	1,384,712
OZ Minerals Ltd. (Australia)	102,318	179,999
Rio Tinto Ltd. (Australia)	2,569	224,578
Rio Tinto PLC (United Kingdom)	2,823	197,465
Titanium Metals Corp.(a)	5,700	97,926
United States Steel Corp.	15,600	911,352
Xstrata PLC (United Kingdom)	3,401	79,828

		16,544,578

Multiline Retail — 0.5%
Big Lots, Inc.(a)	9,200	280,232
Family Dollar Stores, Inc.	14,300	710,853
J.C. Penney Co., Inc.	21,800	704,358
Kohl’s Corp.(a)	31,900	1,733,446
Macy’s, Inc.	44,874	1,135,312
Next PLC (United Kingdom)	4,096	126,124
Nordstrom, Inc.	15,800	669,604
PPR (France)	357	56,770
Sears Holdings Corp.(a)(b)	5,042	371,848
Target Corp.	75,900	4,563,867

		10,352,414

Multi-Utilities — 0.7%
Ameren Corp.	24,500	690,655
CenterPoint Energy, Inc.	41,800	657,096
Centrica PLC (United Kingdom)	19,763	102,174
CMS Energy Corp.(b)	22,300	414,780
Consolidated Edison, Inc.	28,100	1,392,917
Dominion Resources, Inc.	62,932	2,688,455
DTE Energy Co.	16,600	752,312
GDF Suez (France)	5,440	195,187
Integrys Energy Group, Inc.(b)	8,120	393,901
National Grid PLC (United Kingdom)	14,951	128,904
NiSource, Inc.(b)	28,000	493,360
PG&E Corp.	38,900	1,860,976
Public Service Enterprise Group, Inc.	53,400	1,698,654
SCANA Corp.	11,300	458,780
Sempra Energy	25,619	1,344,485

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multi-Utilities (continued)
TECO Energy, Inc.	20,500	$364,900
Wisconsin Energy Corp.	12,300	723,978
Xcel Energy, Inc.	49,310	1,161,250

		15,522,764

Office Electronics — 0.1%
Canon, Inc. (Japan)	4,200	217,785
Xerox Corp.	145,663	1,678,038

		1,895,823

Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp.	51,054	3,888,273
Apache Corp.	38,614	4,603,947
BP PLC (United Kingdom)	43,391	314,947
Cabot Oil & Gas Corp.	11,500	435,275
Caltex Australia Ltd. (Australia)	1,126	16,550
Chesapeake Energy Corp.	68,300	1,769,653
Chevron Corp.	208,822	19,055,007
ConocoPhillips	154,477	10,519,884
Consol Energy, Inc.	22,500	1,096,650
Cosmo Oil Co. Ltd. (Japan)	57,000	186,747
Denbury Resources, Inc.(a)	37,900	723,511
Devon Energy Corp.	46,600	3,658,566
El Paso Corp.	75,136	1,033,871
ENI SpA (Italy)	8,825	192,696
EOG Resources, Inc.	25,600	2,340,096
EQT Corp.	13,700	614,308
Exxon Mobil Corp.	524,199	38,329,431
Hess Corp.	30,900	2,365,086
Idemitsu Kosan Co. Ltd. (Japan)	1,800	191,107
JX Holdings, Inc. (Japan)	30,800	209,026
Marathon Oil Corp.	73,282	2,713,632
Massey Energy Co.	8,800	472,120
Murphy Oil Corp.	19,900	1,483,545
Newfield Exploration Co.(a)	11,800	850,898
Noble Energy, Inc.	18,600	1,601,088
Occidental Petroleum Corp.	84,200	8,260,020
Peabody Energy Corp.	27,900	1,785,042
Pioneer Natural Resources Co.	11,000	955,020
QEP Resources, Inc.	16,800	610,008
Range Resources Corp.	16,900	760,162
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	5,797	193,279
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	4,768	157,224
Showa Shell Sekiyu KK (Japan)	9,200	84,306
Southwestern Energy Co.(a)	37,000	1,384,910
Spectra Energy Corp.	65,762	1,643,392
Sunoco, Inc.	12,500	503,875
Tesoro Corp.(a)	15,000	278,100
TonenGeneral Sekiyu K.K. (Japan)	4,000	43,749
Total SA (France)	3,771	199,805
Valero Energy Corp.	57,100	1,320,152
Williams Cos., Inc. (The)	59,700	1,475,784

		118,320,742

Paper & Forest Products — 0.1%
International Paper Co.	46,973	1,279,545
MeadWestvaco Corp.	16,514	432,006

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)
Paper & Forest Products (continued)

Stora Enso OYJ (Finland) (Class R Stock)	14,697	$150,931
Svenska Cellulosa AB (Sweden) (Class B Stock)	1,331	21,017

		1,883,499

Personal Products — 0.1%
Avon Products, Inc.	41,900	1,217,614
Estee Lauder Cos., Inc. (The) (Class A Stock)	12,500	1,008,750
KAO Corp. (Japan)	5,200	140,135

		2,366,499

Pharmaceuticals — 3.0%
Abbott Laboratories	160,000	7,665,600
Allergan, Inc.	31,200	2,142,504
AstraZeneca PLC (United Kingdom)	6,715	305,912
Bayer AG (Germany)	354	26,160
Bristol-Myers Squibb Co.	177,070	4,688,814
Eli Lilly & Co.	103,900	3,640,656
Forest Laboratories, Inc.(a)	31,100	994,578
GlaxoSmithKline PLC (United Kingdom)	6,219	120,230
Hospira, Inc.(a)	17,460	972,347
Johnson & Johnson	284,848	17,617,849
Merck & Co., Inc.	319,833	11,526,781
Mylan, Inc.(a)(b)	40,000	845,200
Novartis AG (Switzerland)	4,794	281,744
Novo Nordisk A/S (Denmark) (Class B Stock)	2,533	285,630
Orion OYJ (Finland) (Class B Stock)	4,178	91,395
Pfizer, Inc.	836,270	14,643,088
Roche Holding AG (Switzerland)	1,576	230,922
Sanofi-Aventis SA (France)	3,828	244,771
Takeda Pharmaceutical Co. Ltd. (Japan)	3,200	157,458
Teva Pharmaceutical Industries Ltd. (Israel)	1,502	78,730
Watson Pharmaceuticals, Inc.(a)	10,900	562,985

		67,123,354

Professional Services — 0.1%
Adecco SA (Switzerland)	1,828	119,749
Bureau Veritas SA (France)	308	23,345
Dun & Bradstreet Corp. (The)	5,800	476,122
Equifax, Inc.	12,700	452,120
Robert Half International, Inc.	15,700	480,420

		1,551,756

Real Estate Investment Trusts — 0.8%
Apartment Investment & Management Co. (Class A Stock)(b)	15,633	403,957
AvalonBay Communities, Inc.	9,175	1,032,646
Boston Properties, Inc.	15,100	1,300,110
Dexus Property Group (Australia)	51,104	41,554
Equity Residential	31,000	1,610,450
GPT Group (Australia)	9,137	27,475
HCP, Inc.	35,700	1,313,403
Health Care REIT, Inc.(b)	13,300	633,612
Host Hotels & Resorts, Inc.	66,782	1,193,394

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Kimco Realty Corp.	39,000	$703,560
Plum Creek Timber Co., Inc.(b)	18,800	704,060
ProLogis	51,800	747,992
Public Storage(b)	14,400	1,460,448
Simon Property Group, Inc.	30,643	3,048,672
Stockland (Australia)	43,166	158,941
Ventas, Inc.(b)	17,200	902,656
Vornado Realty Trust	16,225	1,352,029
Weyerhaeuser Co.	56,198	1,063,828

		17,698,787

Real Estate Management & Development
CB Richard Ellis Group, Inc. (Class A Stock)(a)	28,100	575,488
Cheung Kong Holdings Ltd. (Hong Kong)	2,000	30,851
Daiwa House Industry Co. Ltd. (Japan)	9,000	110,629
Kerry Properties Ltd. (Hong Kong)	10,000	52,105
Sun Hung Kai Properties Ltd. (Hong Kong)	6,000	99,655
UOL Group Ltd. (Singapore)	6,000	22,208
Wheelock & Co. Ltd. (Hong Kong)	19,000	76,877

		967,813

Road & Rail — 0.5%
Central Japan Railway Co. (Japan)	19	159,133
CSX Corp.	40,600	2,623,166
Norfolk Southern Corp.	38,500	2,418,570
Ryder System, Inc.	4,900	257,936
Union Pacific Corp.	52,400	4,855,384

		10,314,189

Semiconductors & Semiconductor Equipment — 1.3%
Advanced Micro Devices, Inc.(a)(b)	63,200	516,976
Altera Corp.	30,800	1,095,864
Analog Devices, Inc.	29,700	1,118,799
Applied Materials, Inc.	137,900	1,937,495
ASM Pacific Technology Ltd. (Netherlands)	8,700	109,970
ASML Holding NV (Netherlands)	5,667	218,856
Broadcom Corp. (Class A Stock)	46,250	2,014,187
First Solar, Inc.(a)(b)	5,200	676,728
Intel Corp.	576,400	12,121,692
KLA-Tencor Corp.	17,900	691,656
Linear Technology Corp.	23,300	805,947
LSI Corp.(a)	72,800	436,072
MEMC Electronic Materials, Inc.(a)	21,400	240,964
Microchip Technology, Inc.(b)	19,700	673,937
Micron Technology, Inc.(a)(b)	91,600	734,632
National Semiconductor Corp.	23,700	326,112
Novellus Systems, Inc.(a)	10,400	336,128
NVIDIA Corp.(a)(b)	58,450	900,130
Teradyne, Inc.(a)(b)	19,800	277,992
Texas Instruments, Inc.	125,600	4,082,000
Tokyo Electron Ltd. (Japan)	200	12,662
Xilinx, Inc.(b)	27,900	808,542

		30,137,341

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software — 2.1%
Adobe Systems, Inc.(a)	54,600	$1,680,588
Autodesk, Inc.(a)(b)	23,700	905,340
BMC Software, Inc.(a)	17,200	810,808
CA, Inc.	41,264	1,008,492
Citrix Systems, Inc.(a)	19,400	1,327,154
Compuware Corp.(a)	21,200	247,404
Dassault Systemes SA (France)	619	46,669
Electronic Arts, Inc.(a)	33,000	540,540
Intuit, Inc.(a)	31,200	1,538,160
McAfee, Inc.(a)	16,400	759,484
Microsoft Corp.	784,600	21,906,032
Novell, Inc.(a)	35,200	208,384
Oracle Corp.	403,100	12,617,030
Red Hat, Inc.(a)	18,800	858,220
Salesforce.com, Inc.(a)(b)	11,300	1,491,600
Symantec Corp.(a)	82,478	1,380,682

		47,326,587

Specialty Retail — 1.1%
Abercrombie & Fitch Co. (Class A Stock)	8,700	501,381
AutoNation, Inc.(a)(b)	8,274	233,327
AutoZone, Inc.(a)	3,100	845,029
Bed Bath & Beyond, Inc.(a)	27,300	1,341,795
Best Buy Co., Inc.	35,925	1,231,868
CarMax, Inc.(a)(b)	23,200	739,616
GameStop Corp. (Class A Stock)(a)(b)	13,600	311,168
Gap, Inc. (The)	48,300	1,069,362
Home Depot, Inc. (The)	170,950	5,993,507
Inditex SA (Spain)	1,655	123,916
Kingfisher PLC (United Kingdom)	13,824	56,770
Limited Brands, Inc.	27,906	857,551
Lowe’s Cos., Inc.	144,300	3,619,044
O’Reilly Automotive, Inc.(a)(b)	12,900	779,418
RadioShack Corp.	11,900	220,031
Ross Stores, Inc.	13,300	841,225
Staples, Inc.	73,649	1,676,988
Tiffany & Co.	11,700	728,559
TJX Cos., Inc.	42,800	1,899,892
Urban Outfitters, Inc.(a)	13,100	469,111

		23,539,558

Textiles, Apparel & Luxury Goods — 0.3%
Adidas AG (Germany)	472	30,837
Christian Dior SA (France)	523	74,711
Cie Financiere Richemont SA (Switzerland)	3,093	181,941
Coach, Inc.	32,800	1,814,168
LVMH Moet Hennessy Louis Vuitton SA (France)	532	87,514
NIKE, Inc. (Class B Stock)	40,100	3,425,342
Nisshinbo Holdings, Inc. (Japan)	4,000	43,848
Polo Ralph Lauren Corp.	6,500	720,980
V.F. Corp.	9,200	792,856

		7,172,197

Thrifts & Mortgage Finance
Hudson City Bancorp, Inc.	49,900	635,726
People’s United Financial, Inc.	37,800	529,578

		1,165,304

COMMON STOCKS (continued)	Shares	Value (Note 2)

Tobacco — 0.8%
Altria Group, Inc.	214,500	$5,280,990
British American Tobacco PLC (United Kingdom)	3,081	118,336
Imperial Tobacco Group PLC (United Kingdom)	1,266	38,844
Lorillard, Inc.	15,847	1,300,405
Philip Morris International, Inc.	188,400	11,027,052
Reynolds American, Inc.	35,600	1,161,272

		18,926,899

Trading Companies & Distributors — 0.1%
Fastenal Co.(b)	13,200	790,812
ITOCHU Corp. (Japan)	6,800	68,846
Mitsubishi Corp. (Japan)	2,600	70,388
Noble Group Ltd. (Hong Kong)	6,000	10,145
Sumitomo Corp. (Japan)	7,400	104,725
W.W. Grainger, Inc.	6,900	952,959

		1,997,875

Transportation Infrastructure
Atlantia SpA (Italy)	677	13,815
Kamigumi Co. Ltd. (Japan)	3,000	25,200

		39,015

Wireless Telecommunication Services — 0.2%
American Tower Corp. (Class A Stock)(a)	41,800	2,158,552
MetroPCS Communications, Inc.(a)	26,000	328,380
Mobistar SA (Belgium)	732	47,451
Partner Communications Co. Ltd. (Israel)	1,326	26,905
Softbank Corp. (Japan)	1,400	48,472
Sprint Nextel Corp.(a)	312,277	1,320,932
Vodafone Group PLC (United Kingdom)	177,705	459,362

		4,390,054

TOTAL COMMON STOCKS (cost $841,086,444)		1,209,285,797

PREFERRED STOCKS — 0.1%
Automobiles
Volkswagen AG (Germany)	763	123,780

Banking — 0.1%
Citigroup Capital XIII 7.875% (Capital Security, fixed to floating preferred)	20,000	538,200
JPMorgan Chase Capital XXVI 8.00% (Capital Security, fixed to floating preferred)	28,000	753,480

		1,291,680

Household Products
Henkel AG & Co. KGaA (Germany)	777	48,318

Media
ProSiebenSat.1 Media AG (Germany)	1,540	46,303

TOTAL PREFERRED STOCKS (cost $1,431,533)		1,510,081

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

ASSET-BACKED SECURITIES — 1.2%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Non-Residential Mortgage-Backed Securities — 0.7%
ARES CLO Funds (Cayman Islands), Ser. 2003-7AW, Class A1A, 144A(d)	A1	0.636%	05/08/15	$1,248	$1,222,663
ARES CLO Funds (Cayman Islands), Ser. 2005-9A, Class A1A, 144A(d)	Aa3	0.559%	04/20/17	852	796,583
BA Credit Card Trust, Ser. 2006-C5, Class C5(d)	A3	0.660%	01/15/16	4,159	4,012,310
Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(d)	Aa1	0.536%	08/03/19	495	471,603
Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1(d)	Baa2	0.661%	02/20/15	1,500	1,456,558
First CLO Ltd. (Cayman Islands), Ser. 2004-1A1, Class A1, 144A(d)	Aaa	0.638%	07/27/16	206	198,623
Four Corners CLO (Cayman Islands), Ser. 2006-3A, Class A, 144A(d)	A1	0.538%	07/22/20	817	763,737
Granite Ventures Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(d)	Aaa	0.549%	12/15/17	2,381	2,291,781
Gulf Stream Compass CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(d)	Aa2	0.649%	07/15/16	269	260,372
Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A(d)	Aaa	0.529%	10/19/20	1,257	1,175,692
LCM LP (Cayman Islands), Ser. 2005-3A, Class A, 144A(d)	Aaa	0.556%	06/01/17	500	470,000
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A1LA, 144A(d)	Aaa	0.701%	02/15/16	1,380	1,336,247
SVO VOI Mortgage Corp., Ser. 2005-AA, Class A, 144A	Aaa	5.250%	02/20/21	335	348,362
Velocity CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(d)	Aaa	0.634%	08/22/16	577	544,561

					15,349,092

Residential Mortgage-Backed Securities — 0.5%
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1(d)	Baa2	1.911%	03/25/33	603	449,238
CDC Mortgage Capital Trust, Ser. 2003-HE1, Class M2(d)	Baa2	3.186%	08/25/33	50	23,458
Countrywide Asset-Backed Certificates, Ser. 2004-1, Class M1(d)	Aa1	0.761%	03/25/34	3,240	2,637,736
Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3	B3	5.120%	07/25/35	465	420,524
Equity One ABS, Inc., Ser. 2004-3, Class M1	Aa2	5.700%	07/25/34	1,025	869,440
First Franklin Mortgage Loan Trust, Ser. 2005-FFH1, Class M2(d)	C	0.781%	06/25/36	1,800	407,655
HSBC Home Equity Loan Trust, Ser. 2005-2, Class M2(d)	Aa1	0.751%	01/20/35	460	418,544
Long Beach Mortgage Loan Trust, Ser. 2004-2, Class M1(d)	Aa2	0.791%	06/25/34	1,245	1,044,667
Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1(d)	Aa2	1.311%	12/27/33	1,468	1,229,505
Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1(d)	B3	1.161%	07/25/32	960	703,547
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1(d)	A2	1.536%	09/25/32	1,032	889,461
Securitized Asset Backed Receivables LLC, Ser. 2004-OP1, Class M1(d)	Aa2	1.026%	02/25/34	1,580	1,352,134
Securitized Asset Backed Receivables LLC, Ser. 2006-FR3, Class A3(d)	Ca	0.511%	05/25/36	1,400	549,717

					10,995,626

TOTAL ASSET-BACKED SECURITIES (cost $29,153,614)					26,344,718

BANK LOANS — 0.4%
Cable — 0.1%
Insight Midwest Holding LLC(d)(e)	Ba3	1.260%	10/06/13	678	660,974
UPC Broadband Holdings(d)(e)	Ba3	4.251%	12/31/16	245	241,929

					902,903

Consumer
Pilot Travel Centers LLC(d)(e)	Ba2	5.250%	06/30/16	258	261,524

Electric
Texas Competitive Electric Holdings Co. LLC(d)(e)	B2	3.764%	10/10/14	968	746,295

Healthcare & Pharmaceutical — 0.1%
HCA, Inc.(d)(e)	Ba3	2.553%	11/18/13	370	365,488
HCA, Inc.(d)(e)	Ba3	3.553%	03/31/17	886	883,565
Health Management Associates, Inc. Term B(d)(e)	B1	2.053%	02/28/14	1,092	1,069,721

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

BANK LOANS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Healthcare & Pharmaceutical (continued)
Warner Chilcott Corp.(d)(e)	Ba3	6.000%	10/30/14	$343	$343,247
Warner Chilcott Corp.(d)(e)	Ba3	6.250%	04/30/15	170	170,730
Warner Chilcott Corp.(d)(e)	Ba3	6.250%	04/30/15	283	284,296

					3,117,047

Technology — 0.2%
First Data Corp.(d)(e)	B1	3.011%	09/24/14	1,398	1,289,371
First Data Corp.(d)(e)	B1	3.011%	09/24/14	1,025	944,578
Flextronics International Ltd. (Singapore)(d)(e)	Ba1	2.508%	10/01/14	752	740,455
Flextronics International Ltd. (Singapore)(d)(e)	Ba1	2.511%	10/01/14	216	212,774
Sensata Technologies (Netherlands)(d)(e)	B3	2.038%	04/27/13	332	323,197

					3,510,375

TOTAL BANK LOANS (cost $8,929,315)					8,538,144

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1	Caa2	6.000%	01/25/36	2,844	2,112,066
Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1(d)	B2	3.180%	02/25/35	709	619,822
Banc of America Mortgage Securities, Inc., Ser. 2005-B, Class 2A1(d)	Caa1	3.039%	03/25/35	709	605,515
Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5(d)	Baa1	3.051%	02/25/37	1,883	1,838,180
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1	A1	5.250%	09/25/19	1,066	1,082,253
JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1(d)	B1	2.978%	07/25/35	1,212	1,101,277
MASTR Alternative Loans Trust, Ser. 2004-4, Class 4A1	Aaa	5.000%	04/25/19	272	274,835
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(d)	A1	2.770%	02/25/34	755	714,486
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A	A+(f)	5.000%	03/25/20	708	626,278

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $10,120,025)					8,974,712

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.4%
Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4	Aaa	4.153%	11/10/38	3,680	3,775,538
Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A3A	Aaa	5.600%	07/10/46	2,000	2,099,552
Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A2(d)	Aaa	5.658%	06/10/49	5,730	5,954,607
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW11, Class A4(d)	AAA(f)	5.456%	03/11/39	1,200	1,297,427
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class A4(d)	Aaa	5.347%	01/15/46	1,000	1,073,198
Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 144A(d)	AA-(f)	5.440%	09/15/30	890	910,769
Commercial Mortgage Pass-Thru Certificate, Ser. 2004-LB2A, Class X2, I/O, 144A(d)	AAA(f)	0.857%	03/10/39	8,584	12,323
Commercial Mortgage Pass-Thru Certificate, Ser. 2006-C8, Class A2B	Aaa	5.248%	12/10/46	3,680	3,761,918
Commercial Mortgage Pass-Thru Certificates, Ser. 2006-C7, Class A4(d)	AAA(f)	5.764%	06/10/46	4,000	4,373,495
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4	Aa2	4.832%	04/15/37	900	928,897
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4(d)	AAA(f)	5.539%	02/15/39	4,330	4,659,350
CS First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4	Aaa	4.283%	10/15/39	1,500	1,507,931
CS First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4	AAA(f)	5.100%	08/15/38	3,000	3,206,649
CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3(d)	AAA(f)	5.818%	05/15/46	2,100	2,242,453
GE Commercial Mortgage Corp., Ser. 2004-C2, Class X2, I/O, 144A(d)	Aaa	0.585%	03/10/40	17,244	27,653
GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5	AAA(f)	4.697%	05/10/43	2,610	2,747,614
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class A5(d)	Aaa	5.224%	04/10/37	1,400	1,485,617
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	3,856	3,961,686
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2(d)	Aaa	5.778%	08/10/45	2,100	2,157,281

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP1, Class ASB(d)	Aaa	4.853%	03/15/46	$2,855	$2,988,091
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	5,193	5,427,352
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class AM(d)	Aa2	4.999%	10/15/42	1,170	1,186,447
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB16, Class ASB	Aaa	5.523%	05/12/45	2,000	2,133,780
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP6, Class A4, (d)	Aaa	5.475%	04/15/43	2,436	2,609,485
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP6, Class X2, I/O(d)	Aaa	0.057%	04/15/43	112,239	258,083
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(d)	Aaa	5.802%	06/15/49	2,000	2,071,268
LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5(d)	AAA(f)	4.826%	08/15/29	5,000	5,168,856
LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A5	Aaa	4.739%	07/15/30	695	734,287
LB-UBS Commercial Mortgage Trust, Ser. 2005-C7, Class AM(d)	AA(f)	5.263%	11/15/40	1,390	1,426,427
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A4(d)	Aaa	5.661%	03/15/39	1,630	1,751,590
Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3	Aaa	4.615%	08/12/39	1,900	1,970,762
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class A4(d)	AAA(f)	5.656%	05/12/39	3,400	3,664,373
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4(d)	Aaa	5.907%	06/12/46	2,210	2,418,402
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A3	Aaa	5.364%	08/12/48	440	451,227
Morgan Stanley Capital I, Ser. 2006-HQ8, Class A4(d)	Aaa	5.388%	03/12/44	1,500	1,614,558
Morgan Stanley Capital I, Ser. 2006-IQ11, Class A4(d)	AAA(f)	5.730%	10/15/42	2,600	2,853,397
Morgan Stanley Capital I, Ser. 2006-IQ12, Class A4	AAA(f)	5.332%	12/15/43	1,580	1,673,947
Morgan Stanley Capital I, Ser. 2007-HQ11, Class AAB	Aaa	5.444%	02/12/44	4,400	4,614,471
Morgan Stanley Capital I, Ser. 2007-T27, Class AAB(d)	AAA(f)	5.648%	06/11/42	1,040	1,110,581
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(d)	Aaa	5.418%	01/15/45	1,300	1,393,053
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4(d)	Aaa	5.737%	05/15/43	5,188	5,563,917

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $91,103,527)					99,268,312

CORPORATE BONDS — 12.4%
Aerospace & Defense — 0.1%
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	6.100%	03/01/11	975	983,623
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%	07/15/20	475	466,679
Raytheon Co., Sr. Unsec’d. Notes	Baa1	3.125%	10/15/20	475	437,992

					1,888,294

Airlines — 0.3%
American Airlines, Pass Through Trust, Pass-thru Certs., Ser. 2001-1	B2	6.817%	05/23/11	2,420	2,442,990
Continental Airlines, Inc., Pass Through Trust, Pass-thru Certs., Ser. 1998-1, Class A	Baa2	6.648%	09/15/17	233	242,625
Continental Airlines, Inc., Pass Through Trust, Pass-thru Certs., Ser. 2001-1, Class A(e)	Baa2	6.703%	06/15/21	128	135,141
Continental Airlines, Inc., Pass Through Trust, Pass-thru Certs., Ser. 2009-2, Class A	Baa2	7.250%	11/10/19	705	786,043
Continental Airlines, Inc., Pass Through Trust, Pass-thru Certs., Ser. 2010-1, Class A	Baa2	4.750%	01/12/21	735	735,000
Delta Air Lines, Inc., Pass Through Trust, Pass-thru Certs., Ser. 2007-1, Class A,	Baa1	6.821%	08/10/22	406	430,656
Delta Air Lines, Inc., Pass Through Trust, Pass-thru Certs., Ser. 2010-2, Class A(b)	Baa2	4.950%	05/23/19	695	697,606
Southwest Airlines Co., Sr. Unsec’d. Notes	Baa3	6.500%	03/01/12	965	1,010,357

					6,480,418

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Automotive
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14	$495	$520,204
Johnson Controls, Inc., Sr. Unsec’d. Notes	Baa1	5.500%	01/15/16	235	256,984

					777,188

Banking — 2.9%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	4,015	4,995,507
Banco Bradesco SA (Brazil), Sub. Notes	A2	8.750%	10/24/13	1,690	1,913,925
Bank of America Corp., Jr. Sub. Notes	Ba3	8.000%	12/29/49	2,100	2,116,380
Bank of America Corp., Sr. Unsec’d. Notes	A2	4.500%	04/01/15	185	188,022
Bank of America Corp., Sr. Unsec’d. Notes, MTN	A2	5.650%	05/01/18	105	107,286
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.000%	09/01/17	1,330	1,393,847
Bank of America NA, Sub. Notes	A1	5.300%	03/15/17	850	861,418
Bank of America NA, Sub. Notes	A1	6.000%	10/15/36	805	759,678
Bank of Nova Scotia (Canada), Covered Notes, 144A(b)	Aaa	1.650%	10/29/15	4,400	4,205,868
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	5.300%	10/30/15	550	596,848
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	6.400%	10/02/17	270	307,810
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	7.250%	02/01/18	1,135	1,345,045
BNP Paribas Home Loan Covered Bonds SA (France), Covered Notes, 144A	Aaa	2.200%	11/02/15	5,000	4,788,600
Capital One Bank Corp., Sub. Notes	Baa1	6.500%	06/13/13	10	10,950
Capital One Capital V, Ltd. Gtd. Notes	Baa3	10.250%	08/15/39	555	593,850
Capital One Capital VI, Ltd. Gtd. Notes	Baa3	8.875%	05/15/40	1,130	1,176,612
Capital One Financial Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.700%	09/15/11	570	588,414
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.875%	03/05/38	790	876,299
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.125%	07/15/39	415	527,937
Citigroup, Inc., Sub. Notes	Baa1	5.625%	08/27/12	1,900	1,993,773
Citigroup, Inc., Sub. Notes	Baa1	6.125%	08/25/36	725	694,700
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	600	744,861
Countrywide Financial Corp., Gtd. Notes, MTN(b)	A2	5.800%	06/07/12	1,160	1,220,432
DEPFA ACS Bank (Ireland), Covered Notes, 144A	Aa3	5.125%	03/16/37	1,325	883,209
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20	485	521,395
Discover Bank, Sub. Notes	Ba1	8.700%	11/18/19	900	1,059,403
DnB NOR Boligkreditt (Norway), Covered Notes, 144A	Aaa	2.100%	10/14/15	2,165	2,058,908
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(b)	A1	5.450%	11/01/12	580	620,325
Goldman Sachs Group, Inc. (The), Sr. Notes	A1	6.000%	06/15/20	700	756,465
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	5.625%	01/15/17	765	808,940
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.450%	05/01/36	1,770	1,738,754
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37	113	115,531
Huntington BancShares, Inc., Sub. Notes	Baa3	7.000%	12/15/20	150	157,934
Inter-American Development Bank (Supranational), Sr. Unsec’d. Notes(b)	Aaa	2.375%	08/15/17	2,005	1,936,946
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(d)	Baa1	7.900%	04/29/49	2,000	2,125,980
JPMorgan Chase & Co., Sr. Unsec’d. Notes(b)	Aa3	4.250%	10/15/20	2,360	2,304,894
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.600%	01/17/11	175	175,317
JPMorgan Chase Capital XXVII, Ltd. Gtd. Notes, Ser. AA(b)	A2	7.000%	11/01/39	1,500	1,570,542
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes., 144A, MTN	Aa3	5.800%	01/13/20	1,770	1,747,636
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	5.770%	07/25/11	355	364,974
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.300%	03/01/13	30	31,969
Morgan Stanley, Sr. Unsec’d. Notes, Ser. E	A2	5.450%	01/09/17	2,530	2,623,650
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19	2,110	2,151,531
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.950%	12/28/17	600	634,824
MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes.(d)	Ba1	6.346%	07/25/49	800	806,150
PNC Funding Corp., Gtd. Notes.	A3	4.375%	08/11/20	530	523,800
PNC Funding Corp., Gtd. Notes.	A3	6.700%	06/10/19	390	449,021
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	A1	6.400%	10/21/19	1,775	1,786,277
Royal Bank of Scotland PLC (The)(United Kingdom), Gtd. Notes, Ser. 2	Aa3	3.400%	08/23/13	95	95,965

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Banking (continued)
Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A	Aaa	1.250%	10/25/13	$2,160	$2,145,502
USB Capital XIII Trust, Ltd. Gtd. Notes	A2	6.625%	12/15/39	755	771,180
Wells Fargo Bank NA, Sub. Notes	Aa3	6.450%	02/01/11	90	90,418
Wells Fargo Capital XIII, Ltd. Gtd. Notes, Ser. G, MTN(d)	Baa3	7.700%	12/29/49	1,000	1,033,750

					64,099,252

Brokerage
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(g)	NR	5.250%	02/06/12	1,850	427,813
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(g)	NR	6.875%	05/02/18	700	173,250

					601,063

Building Materials & Construction
Lafarge SA (France), Sr. Unsec’d. Notes(b)	Baa3	6.150%	07/15/11	1,100	1,128,692

Cable — 0.5%
Charter Communications Operating LLC, Sec’d. Notes, 144A	B1	8.000%	04/30/12	1,940	2,037,000
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	9.455%	11/15/22	115	159,112
Comcast Cable Holdings LLC, Gtd. Notes	Baa1	9.875%	06/15/22	1,440	1,904,141
Comcast Corp., Gtd. Notes	Baa1	6.400%	05/15/38	310	331,286
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37	290	328,009
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	03/15/11	1,195	1,209,376
DIRECTV Holdings LLC, Gtd. Notes	Baa2	4.750%	10/01/14	1,945	2,072,899
DISH DBS Corp., Gtd. Notes	Ba3	6.375%	10/01/11	1,000	1,030,000
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.400%	07/02/12	1,680	1,783,540
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.500%	04/01/14	345	395,649

					11,251,012

Capital Goods — 0.2%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $459,646; purchased 10/10/07)(e)(h)	Baa1	5.800%	10/15/12	460	493,179
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,195,904; purchased 10/10/07)(e)(h)	Baa1	6.375%	10/15/17	1,198	1,329,939
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $386,623; purchased 10/10/07)(e)(h)	Baa1	7.000%	10/15/37	390	419,962
FedEx Corp., Gtd. Notes	Baa2	7.250%	02/15/11	480	483,577
General Electric Co., Sr. Unsec’d. Notes	Aa2	5.250%	12/06/17	320	345,630
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%	12/15/17	515	582,400

					3,654,687

Chemicals — 0.4%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	4.250%	11/15/20	995	953,109
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	6.125%	02/01/11	690	692,644
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	7.600%	05/15/14	1,600	1,845,421
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19	1,000	1,253,248
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	9.400%	05/15/39	40	58,057
ICI Wilmington, Inc., Gtd. Notes	Baa1	5.625%	12/01/13	780	851,656
Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes	Baa1	6.500%	05/15/19	380	438,371
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	5.500%	11/15/40	135	132,465
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	5.750%	03/15/13	1,500	1,628,037
Union Carbide Corp., Sr. Unsec’d. Notes	Baa3	7.500%	06/01/25	500	518,587

					8,371,595

Consumer — 0.3%
Avon Products, Inc., Sr. Unsec’d. Notes	A2	5.750%	03/01/18	1,400	1,571,146
Fortune Brands, Inc., Sr. Unsec’d. Notes	Baa3	6.375%	06/15/14	2,190	2,373,447
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa3	6.250%	04/15/18	1,600	1,756,816
Whirlpool Corp., Sr. Unsec’d. Notes	Baa3	6.125%	06/15/11	1,045	1,068,829

					6,770,238

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Electric — 1.1%
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.250%	08/01/16	$170	$190,001
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.375%	10/15/11	1,250	1,301,720
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa2	6.350%	10/01/36	530	572,315
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. J2	A3	5.700%	03/15/13	1,070	1,160,691
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. K2	A3	6.950%	03/15/33	300	353,146
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Ser. 09-C	A3	5.500%	12/01/39	145	151,438
Constellation Energy Group, Inc., Sr. Unsec’d. Notes	Baa3	5.150%	12/01/20	285	280,582
Consumers Energy Co., First Mtge. Bonds, Ser. D	A3	5.375%	04/15/13	435	469,592
Duke Energy Carolinas LLC, First Mtge. Bonds	A1	6.050%	04/15/38	530	592,641
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3	6.100%	06/01/37	920	1,016,785
E.ON International Finance BV (Netherlands), Gtd. Notes, 144A(b)	A2	6.650%	04/30/38	930	1,102,322
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.000%	05/15/35	845	834,170
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	Baa3	8.625%	08/01/15	1,160	1,367,183
ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A	A2	6.000%	10/07/39	1,260	1,130,225
Exelon Corp., Sr. Unsec’d. Notes	Baa1	4.900%	06/15/15	195	207,954
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	6.250%	10/01/39	1,375	1,383,823
Florida Power & Light Co., First Mtge. Bonds	Aa3	5.950%	10/01/33	380	414,983
Georgia Power Co., Sr. Unsec’d. Notes, Ser. B	A3	5.700%	06/01/17	470	530,785
Iberdrola International BV (Netherlands), Gtd. Notes	A3	6.750%	09/15/33	140	144,089
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF	Baa2	5.050%	11/15/14	575	616,980
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	6.250%	06/17/14	1,555	1,706,535
Louisville Gas & Electric Co., First Mtge. Bonds, 144A	A2	5.125%	11/15/40	420	412,659
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.750%	04/01/18	210	236,638
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.950%	05/15/37	325	342,818
Nevada Power Co., Genl. Ref. Mtge., Ser. O	Baa3	6.500%	05/15/18	1,210	1,392,594
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	A3	4.881%	08/15/19	545	578,726
NiSource Finance Corp., Gtd. Notes	Baa3	5.450%	09/15/20	500	515,252
NSTAR, Sr. Unsec’d. Notes	A2	4.500%	11/15/19	605	627,219
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	6.375%	01/15/15	465	527,311
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	7.000%	09/01/22	545	640,196
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.050%	03/01/34	1,610	1,762,787
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950%	05/15/18	135	151,720
Public Service Electric & Gas Co., Sec’d. Notes, MTN	A2	5.800%	05/01/37	515	555,040
Southern California Edison Co., Ser. 04-F	A1	4.650%	04/01/15	610	664,186
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	263	285,400
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	07/01/36	445	496,995

					24,717,501

Energy – Integrated — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	860	857,926
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	5.250%	11/07/13	960	1,039,692
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes, Ser. WI	Baa2	6.750%	11/15/39	975	1,135,869
Hess Corp., Sr. Unsec’d. Notes	Baa2	6.000%	01/15/40	390	408,784
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	7.500%	07/18/16	1,365	1,513,444

					4,955,715

Energy – Other — 0.3%
Anadarko Petroleum Corp., Unsec’d. Notes	Ba1	6.200%	03/15/40	295	287,974
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	6.375%	09/15/17	180	196,075
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	8.700%	03/15/19	225	274,772
Apache Corp., Sr. Unsec’d. Notes	A3	5.100%	09/01/40	375	364,364
Devon Financing Corp. ULC (Canada), Gtd. Notes	Baa1	7.875%	09/30/31	280	369,162
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	A1	5.888%	06/15/19	786	841,353
Nexen, Inc. (Canada), Sr. Unsec’d. Notes	Baa3	6.400%	05/15/37	195	188,932
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%	05/01/18	1,450	1,541,501
Valero Energy Corp., Gtd. Notes	Baa2	6.625%	06/15/37	250	253,908
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	685	681,597

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Energy – Other (continued)
Weatherford International Ltd. (Switzerland), Gtd. Notes	Baa2	6.500%	08/01/36	$25	$25,533
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	5.000%	11/15/13	1,660	1,783,613

					6,808,784

Foods — 0.6%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	6.875%	11/15/19	1,100	1,311,226
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	8.000%	11/15/39	1,160	1,549,818
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	8.200%	01/15/39	230	312,018
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	5.350%	04/15/14	1,000	1,051,114
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	8.500%	06/15/19	860	1,008,372
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $646,913; purchased 11/19/07)(e)(h)	A2	6.000%	11/27/17	650	735,520
Delhaize Group SA (Belgium), Gtd. Notes, 144A	Baa3	5.700%	10/01/40	936	890,968
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	460	521,490
General Mills, Inc., Sr. Unsec’d. Notes(b)	Baa1	6.000%	02/15/12	684	721,223
H.J. Heinz Finance Co., Gtd. Notes, 144A	Baa2	7.125%	08/01/39	405	476,247
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.500%	02/09/40	1,660	1,860,244
Kroger Co. (The), Gtd. Notes	Baa2	6.750%	04/15/12	215	229,520
Kroger Co. (The), Gtd. Notes	Baa2	6.800%	04/01/11	575	583,433
Tyson Foods, Inc., Gtd. Notes	Ba2	7.350%	04/01/16	785	861,047
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	8.875%	04/15/11	235	240,202

					12,352,442

Healthcare & Pharmaceutical — 0.4%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	5.875%	05/15/16	1,100	1,269,843
AmerisourceBergen Corp., Gtd. Notes(b)	Baa3	5.625%	09/15/12	915	977,367
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	6.450%	09/15/37	480	569,859
Becton, Dickinson and Co., Sr. Unsec’d. Notes	A2	5.000%	11/12/40	420	413,569
Genentech, Inc., Sr. Unsec’d. Notes	AA-(f)	4.750%	07/15/15	270	297,295
HCA, Inc., Sec’d. Notes	B2	9.250%	11/15/16	1,925	2,053,734
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	5.625%	12/15/15	560	613,826
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.750%	11/15/36	280	308,104
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.950%	12/01/28	205	234,495
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	6.000%	09/15/17	842	983,950
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	6.125%	08/15/19	440	487,229
Wyeth, Gtd. Notes	A1	6.450%	02/01/24	60	70,681

					8,279,952

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	5.750%	06/15/11	430	439,525
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	06/15/36	480	527,605
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	6.150%	11/15/36	640	661,139
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	1,200	1,249,537
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.250%	03/15/11	1,470	1,482,457
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	06/15/17	115	128,249
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	06/15/37	400	441,665
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	11/15/37	410	459,958
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	5.000%	12/15/14	1,085	1,177,170
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	5.250%	01/15/16	335	368,343

					6,935,648

Insurance — 0.9%
Allied World Assurance Co. Holdings Ltd. (Switzerland), Sr. Unsec’d. Notes	Baa1	5.500%	11/15/20	480	461,215
American International Group, Inc., Sr. Unsec’d. Notes	A3	4.250%	05/15/13	655	677,826
American International Group, Inc., Sr. Unsec’d. Notes	A3	6.400%	12/15/20	910	954,780
AXA SA (France), Sub. Notes	A3	8.600%	12/15/30	230	257,721
Axis Specialty Finance LLC, Gtd. Notes	Baa1	5.875%	06/01/20	990	988,450
Berkshire Hathaway Finance Corp., Gtd. Notes(i)	Aa2	5.750%	01/15/40	805	845,950

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Insurance (continued)
Chubb Corp., Jr. Sub. Notes(d)	A3	6.375%	03/29/67	$1,260	$1,313,550
Liberty Mutual Group, Inc., Bonds, 144A	Baa2	7.000%	03/15/34	910	860,194
Lincoln National Corp., Jr. Sub. Notes(d)	Ba1	6.050%	04/20/67	250	230,625
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	6.300%	10/09/37	476	479,017
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	7.000%	06/15/40	660	717,732
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	505	631,678
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700%	06/15/35	1,185	1,209,595
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.125%	12/01/11	435	456,235
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.375%	06/15/34	85	92,789
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.750%	06/01/16	270	313,190
New York Life Insurance Co., Sub. Notes, 144A	Aa2	6.750%	11/15/39	650	766,414
Northwestern Mutual Life Insurance, Notes, 144A	Aa2	6.063%	03/30/40	350	386,590
Ohio National Financial Services, Inc., Sr. Notes, 144A	Baa1	6.350%	04/01/13	1,000	1,070,860
Ohio National Financial Services, Inc., Sr. Notes, 144A	Baa1	6.375%	04/30/20	640	666,134
Pacific Life Insurance Co., Sub. Notes, 144A (original cost $869,582; purchased 06/16/09)(h)	A3	9.250%	06/15/39	870	1,130,595
Progressive Corp. (The), Jr. Sub. Notes(d)	A2	6.700%	06/15/37	715	734,663
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%	12/16/39	1,430	1,673,103
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	6.750%	06/20/36	740	865,360
Unum Group, Sr. Unsec’d. Notes	Baa3	5.625%	09/15/20	315	316,185
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.600%	05/15/15	705	743,029
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	6.150%	08/15/19	575	586,494
XL Group PLC (Ireland), Sr. Unsec’d. Notes	Baa2	5.250%	09/15/14	110	113,344

					19,543,318

Lodging — 0.2%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(b)	Ba1	6.250%	02/15/13	1,585	1,695,950
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	6.750%	05/15/18	2,700	2,956,500

					4,652,450

Media & Entertainment — 0.4%
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375%	04/01/12	2,500	2,575,000
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.375%	04/01/21	835	810,457
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	235	245,007
News America, Inc., Gtd. Notes	Baa1	6.900%	08/15/39	115	131,666
News America, Inc., Gtd. Notes	Baa1	7.625%	11/30/28	1,265	1,474,148
Time Warner, Inc., Gtd. Notes	Baa2	4.700%	01/15/21	280	285,087
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	425	442,618
Time Warner, Inc., Gtd. Notes	Baa2	7.250%	10/15/17	745	889,245
Time Warner, Inc., Gtd. Notes	Baa2	7.625%	04/15/31	155	188,431
Time Warner, Inc., Gtd. Notes	Baa2	9.150%	02/01/23	625	820,160
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	10/05/37	420	475,021
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.875%	04/30/36	620	711,358

					9,048,198

Metals — 0.4%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15	2,440	2,460,315
Newmont Mining Corp., Gtd. Notes	Baa1	6.250%	10/01/39	865	940,518
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(f)	4.500%	05/15/13	255	273,140
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(f)	5.000%	06/01/15	755	822,353
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	7.500%	07/27/35	120	133,176
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	390	395,611
United States Steel Corp., Sr. Unsec’d. Notes	Ba2	5.650%	06/01/13	2,540	2,628,900
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/10/39	745	823,173

					8,477,186

Non-Captive Finance — 0.5%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.550%	05/04/20	800	845,640
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.875%	01/14/38	970	1,006,907

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Non-Captive Finance (continued)
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN(i)	Aa2	6.000%	08/07/19	$3,010	$3,348,899
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN	Aa2	6.875%	01/10/39	730	843,632
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	5.700%	06/01/11	585	596,330
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	6.375%	03/25/13	1,750	1,793,750
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000%	03/25/20	1,000	1,013,905
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18	2,825	2,936,198

					12,385,261

Packaging
Sealed Air Corp., Sr. Unsec’d. Notes, 144A	Baa3	6.875%	07/15/33	450	421,941

Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A
(original cost $397,652; purchased 10/27/10)(h)	Ba2	5.400%	11/01/20	400	395,472
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.300%	11/15/39	1,080	1,230,598
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.950%	06/15/18	615	731,827

					2,357,897

Pipelines & Other — 0.2%
ONEOK Partners LP, Gtd. Notes	Baa2	6.650%	10/01/36	130	140,975
Sempra Energy, Sr. Unsec’d. Notes	Baa1	6.000%	02/01/13	80	86,726
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.200%	04/15/18	3,310	3,676,298
Spectra Energy Capital LLC, Sr. Unsec’d. Notes	Baa2	6.250%	02/15/13	205	222,323

					4,126,322

Railroads — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	6.700%	08/01/28	735	822,863
CSX Corp., Sr. Unsec’d. Notes	Baa3	6.150%	05/01/37	690	741,862
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.590%	05/17/25	630	650,889
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	7.800%	05/15/27	24	30,947

					2,246,561

Real Estate Investment Trusts — 0.2%
Brandywine Operating Partnership LP, Gtd. Notes	Baa3	5.750%	04/01/12	391	404,879
Mack-Cali Realty LP, Sr. Unsec’d. Notes(b)	Baa2	7.750%	08/15/19	685	797,172
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	5.450%	06/01/12	545	563,316
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	6.300%	06/01/13	650	698,629
ProLogis, Sr. Unsec’d. Notes	Baa2	6.875%	03/15/20	68	72,197
Simon Property Group LP, Sr. Unsec’d. Notes(b)	A3	6.125%	05/30/18	2,700	3,034,657

					5,570,850

Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	1,580	1,757,987
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	09/15/39	435	464,779
GameStop Corp./GameStop, Inc., Gtd. Notes	Ba1	8.000%	10/01/12	557	569,533
Home Depot, Inc. (The), Sr. Unsec’d. Notes	Baa1	5.875%	12/16/36	315	327,647
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.875%	12/15/37	1,000	1,153,122
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	A1	6.500%	03/15/29	345	387,549
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba1	5.350%	03/15/12	330	340,725
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba1	5.875%	01/15/13	2,000	2,120,000

					7,121,342

Technology — 0.3%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	3.375%	11/01/15	370	358,678
Electronic Data Systems Corp., Sr. Unsec’d. Notes	A2	7.450%	10/15/29	55	70,648
Fiserv, Inc., Gtd. Notes	Baa2	6.125%	11/20/12	960	1,038,218
Intuit, Inc., Sr. Unsec’d. Notes	Baa1	5.400%	03/15/12	575	602,154
Motorola Solutions, Inc., Sr. Unsec’d. Notes	Baa3	8.000%	11/01/11	48	50,552
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	6.375%	10/01/11	985	1,010,856
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	2,650	2,772,865

					5,903,971

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Telecommunications — 0.9%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	6.125%	03/30/40	$560	$593,869
AT&T Corp., Gtd. Notes	A2	8.000%	11/15/31	18	22,624
AT&T, Inc., Sr. Unsec’d. Notes, 144A	A2	5.350%	09/01/40	2,098	1,973,098
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18	2,400	3,140,520
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	8.750%	06/15/30	345	463,662
Embarq Corp., Sr. Unsec’d. Notes (original cost $349,979; purchased 05/12/06)(e)(h)	Baa3	7.082%	06/01/16	350	387,068
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,667,844; purchased 05/12/06-04/10/07)(e)(h)	Baa3	7.995%	06/01/36	1,645	1,796,141
France Telecom SA (France), Sr. Unsec’d. Notes	A3	8.500%	03/01/31	360	489,395
New Cingular Wireless Services, Inc., Gtd. Notes	A2	8.125%	05/01/12	800	873,907
PCCW HKT Capital Ltd. (Virgin Islands (US)), Gtd. Notes, 144A	Baa2	8.000%	11/15/11	2,275	2,394,160
Qwest Capital Funding, Inc., Gtd. Notes	Ba3	7.250%	02/15/11	720	721,357
Qwest Corp., Sr. Unsec’d. Notes	Baa3	8.875%	03/15/12	2,000	2,162,500
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	5.250%	11/15/13	170	177,107
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	3,405	3,643,122
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.877%	07/15/19	325	332,070
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	7.045%	06/20/36	210	214,867
Telefonos de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes	A3	5.500%	11/15/19	255	269,195
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000%	06/01/11	570	585,544
US Cellular Corp., Sr. Unsec’d. Notes	Baa2	6.700%	12/15/33	255	247,697
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.400%	02/15/38	55	60,840

					20,548,743

Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	3,040	4,010,447
Altria Group, Inc., Gtd. Notes	Baa1	9.950%	11/10/38	130	183,187
Altria Group, Inc., Gtd. Notes	Baa1	10.200%	02/06/39	850	1,228,493
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	440	489,601
Reynolds American, Inc., Gtd. Notes	Baa3	7.250%	06/15/37	285	296,324

					6,208,052

TOTAL CORPORATE BONDS (cost $264,150,089)					277,684,573

FOREIGN AGENCIES — 0.5%
Commonwealth Bank of Australia (Australia), 144A	Aaa	2.700%	11/25/14	7,220	7,450,556
Export-Import Bank of Korea (South Korea)	A1	4.000%	01/29/21	685	639,920
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes(b)	A1	5.125%	06/29/20	365	375,828
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	12/01/23	350	427,091
RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A	Baa1	6.299%	05/15/17	2,100	2,110,500

TOTAL FOREIGN AGENCIES (cost $10,796,890)					11,003,895

FOREIGN LOCAL GOVERNMENT
Qatar Government International Bond (Qatar), Sr. Notes, 144A (cost $728,430)	Aa2	6.400%	01/20/40	730	792,050

MORTGAGE-BACKED SECURITIES — 12.3%
Federal Home Loan Mortgage Corp.		4.000%	TBA 30 YR	1,000	992,656
Federal Home Loan Mortgage Corp.		4.500%	02/01/19-02/01/39	5,235	5,481,307
Federal Home Loan Mortgage Corp.		4.500%	TBA 15 YR	1,400	1,462,344
Federal Home Loan Mortgage Corp.		4.500%	TBA 30 YR	9,750	9,963,281

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Federal Home Loan Mortgage Corp.		5.000%	07/01/18-05/01/34	$7,612	$8,097,906
Federal Home Loan Mortgage Corp.		5.000%	TBA 15 YR	6,000	6,335,628
Federal Home Loan Mortgage Corp.		5.000%	TBA 30 YR	8,000	8,390,000
Federal Home Loan Mortgage Corp.(d)		5.195%	12/01/35	1,777	1,894,098
Federal Home Loan Mortgage Corp.(d)		5.492%	06/01/36	909	952,460
Federal Home Loan Mortgage Corp.		5.500%	12/01/33-05/01/38	7,557	8,100,371
Federal Home Loan Mortgage Corp.		5.500%	TBA 30 YR	10,500	11,189,063
Federal Home Loan Mortgage Corp.		6.000%	03/01/32-12/01/33	1,823	2,011,186
Federal Home Loan Mortgage Corp.		6.000%	TBA 30 YR	3,000	3,249,375
Federal Home Loan Mortgage Corp.		6.500%	12/01/14-09/01/16	172	186,478
Federal Home Loan Mortgage Corp.		7.000%	05/01/31-10/01/32	786	895,961
Federal National Mortgage Association(d)		2.187%	07/01/33	641	663,964
Federal National Mortgage Association		3.500%	TBA 15 YR	11,000	11,075,625
Federal National Mortgage Association		4.000%	06/01/19	1,394	1,452,979
Federal National Mortgage Association		4.000%	TBA 30 YR	3,000	2,984,064
Federal National Mortgage Association		4.500%	11/01/18-08/01/39	21,275	22,070,496
Federal National Mortgage Association		4.500%	TBA 30 YR	9,500	9,750,857
Federal National Mortgage Association		5.000%	10/01/18-05/01/36	12,864	13,607,516
Federal National Mortgage Association		5.000%	TBA 30 YR	20,750	21,813,437
Federal National Mortgage Association		5.500%	03/01/16-04/01/37	35,475	38,200,297
Federal National Mortgage Association(d)		5.600%	07/01/37	1,044	1,107,254
Federal National Mortgage Association(d)		5.813%	06/01/37	616	653,136
Federal National Mortgage Association		6.000%	04/01/13-06/01/38	19,322	21,231,541
Federal National Mortgage Association		6.000%	TBA 30 YR	6,500	7,064,687
Federal National Mortgage Association		6.500%	07/01/17-01/01/37	7,585	8,518,031
Federal National Mortgage Association		7.000%	08/01/11-07/01/32	586	665,358
Federal National Mortgage Association		7.500%	05/01/12-05/01/32	255	284,634
Government National Mortgage Association		4.000%	TBA 30 YR	2,000	2,005,938
Government National Mortgage Association		4.000%	TBA 30 YR	10,000	10,057,890
Government National Mortgage Association		4.500%	TBA 30 YR	14,500	15,052,812
Government National Mortgage Association		5.000%	TBA 30 YR	4,000	4,251,900
Government National Mortgage Association		5.500%	08/15/33-04/15/36	6,258	6,829,973
Government National Mortgage Association		6.000%	11/15/23-07/15/34	2,071	2,298,811
Government National Mortgage Association		6.500%	10/15/23-09/15/36	4,058	4,601,103
Government National Mortgage Association		8.000%	01/15/24-07/15/24	50	59,337

TOTAL MORTGAGE-BACKED SECURITIES (cost $265,486,491)					275,503,754

MUNICIPAL BONDS — 0.4%
Bay Area Toll Authority, Revenue Bonds, BABs	Aa3	6.263%	04/01/49	1,305	1,330,461
Chicago O’Hare International Airport, Revenue Bonds, BABs	A1	6.395%	01/01/40	970	943,238
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	Aa2	6.731%	07/01/43	945	942,732
New Jersey State Turnpike Authority, Revenue Bonds, Ser. F, BABs	A3	7.414%	01/01/40	1,000	1,103,180
New York City Transitional Finance Authority, Revenue Bonds, BABs	Aa1	5.767%	08/01/36	1,100	1,108,569
Ohio State University (The), Revenue Bonds, BABs	Aa1	4.910%	06/01/40	415	378,028
Ohio State Water Development Authority, Revenue Bonds, BABs	Aaa	4.879%	12/01/34	275	261,676
Oregon State Department of Transportation, Revenue Bonds, Ser. A, BABs	Aa2	5.834%	11/15/34	425	435,710
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B, BABs	Aa3	5.511%	12/01/45	505	457,222
Regional Transportation District, Revenue Bonds, Ser. 2010B, BABs	Aa2	5.844%	11/01/50	625	626,287
State of California, General Obligation Unlimited, BABs(b)	A1	7.300%	10/01/39	1,250	1,267,937
State of California, General Obligation Unlimited, BABs(b)	A1	7.500%	04/01/34	350	362,114

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

MUNICIPAL BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

State of California, General Obligation Unlimited, BABs	A1	7.550%	04/01/39	$245	$254,949
State of California, General Obligation Unlimited, BABs(b)	A1	7.625%	03/01/40	205	216,052
Texas State Transportation Commission, Revenue Bonds, Ser. B, BABs	Aaa	5.028%	04/01/26	305	300,760

TOTAL MUNICIPAL BONDS (cost $10,074,745)					9,988,915

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
Federal Home Loan Banks		5.500%	07/15/36	950	1,046,451
Federal Home Loan Mortgage Corp.		5.125%	11/17/17	420	478,259
Resolution Funding Corp. Interest Strip, Bonds(j)		3.530%	04/15/18	2,645	2,097,308
Tennessee Valley Authority, Notes		4.500%	04/01/18	1,390	1,506,718
Tennessee Valley Authority		5.880%	04/01/36	85	97,699
Tennessee Valley Authority, Bonds, Ser. E		6.250%	12/15/17	360	432,072

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $5,397,030)					5,658,507

U.S. TREASURY SECURITIES — 3.8%
U.S. Treasury Bonds(b)		3.875%	08/15/40	3,280	3,021,188
U.S. Treasury Bonds(k)		6.250%	08/15/23	6,140	7,717,212
U.S. Treasury Bonds		7.250%	08/15/22	2,560	3,460,800
U.S. Treasury Bonds		8.000%	11/15/21	4,550	6,435,406
U.S. Treasury Inflation Indexed Note		1.375%	01/15/20	8,723	9,065,087
U.S. Treasury Notes		0.625%	12/31/12	270	270,148
U.S. Treasury Notes(b)		0.750%	12/15/13	1,630	1,618,412
U.S. Treasury Notes(b)		1.375%	11/30/15	60	58,308
U.S. Treasury Notes		2.125%	12/31/15	100	100,531
U.S. Treasury Notes(b)		2.625%	11/15/20	2,485	2,344,053
U.S. Treasury Strips Coupon(l)		4.200%	05/15/24	9,985	5,725,748
U.S. Treasury Strips Coupon(l)		4.230%	11/15/24	22,405	12,476,135
U.S. Treasury Strips Coupon(l)		4.240%	08/15/24	11,695	6,604,272
U.S. Treasury Strips Coupon(l)		4.640%	11/15/21	2,500	1,653,265
U.S. Treasury Strips Coupon(l)		4.910%	08/15/22	2,150	1,362,105
U.S. Treasury Strips Coupon(l)		5.330%	11/15/23	12,715	7,499,116
U.S. Treasury Strips Coupon(l)		5.400%	02/15/24	10,000	5,816,680
U.S. Treasury Strips Principal(j)		4.090%	08/15/23	6,000	3,615,648
U.S. Treasury Strips Principal(j)		5.000%	02/15/23	8,390	5,193,427

TOTAL U.S. TREASURY SECURITIES (cost $81,481,681)					84,037,541

TOTAL LONG-TERM INVESTMENTS (cost $1,619,939,814)					2,018,590,999

SHORT-TERM INVESTMENTS — 18.1%
U.S. TREASURY SECURITIES — 0.3%
U.S. Treasury Bill(m)		0.190%	03/17/11	2,000	1,999,554
U.S. Treasury Bill(m)		0.180%	06/16/11	4,700	4,696,315

TOTAL U.S. TREASURY SECURITIES (cost $6,695,307)					6,695,869

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

AFFILIATED MUTUAL FUNDS — 17.8%	Interest Rate	Maturity Date	Shares	Value (Note 2)

Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $139,844,115)(Note 4)(n)			14,371,773	$129,202,239
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $267,494,045; includes $66,743,616 of cash collateral received for securities on loan)(Note 4)(n)(o)			267,494,045	267,494,045

TOTAL AFFILIATED MUTUAL FUNDS (cost $407,338,160)				396,696,284

TOTAL SHORT-TERM INVESTMENTS (cost $414,033,467)				403,392,153

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT— 108.4% (cost $2,033,973,281)				2,421,983,152

			Principal Amount (000)#
SECURITY SOLD SHORT — (0.1)%
Mortgage-Backed Security
Federal Home Loan Mortgage Corp. (proceeds $1,276,318)	4.500%	TBA 30 Year	$(1,250)	(1,280,860)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT(p) — 108.3% (cost $2,032,696,963)				2,420,702,292

OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(q) (8.3)%				(186,043,629)

NET ASSETS — 100.0%				$2,234,658,663

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
I/O	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $65,131,924; cash collateral of $66,743,616 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Stapled Security—A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(d)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2010.

(e)	Indicates a security that has been deemed illiquid.

(f)	Standard & Poor’s Rating

(g)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(h)	Indicates a restricted security; the aggregate original cost of such securities is $5,974,143. The aggregate value of $6,687,876 is approximately 0.3% of net assets.

(i)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(j)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010

(k)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(l)	Rate shown reflects the effective yield at December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(m)	Rate quoted represents yield-to-maturity as of purchase date.

(n)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2—Prudential Core Short-Term Bond Fund.

(o)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(p)	As of December 31, 2010, 3 securities representing $2,079,431 and 0.1% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(q)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Long Positions:
255	2 Year U.S. Treasury Notes	Mar. 2011	$55,924,455	$55,821,094	$(103,361)
1490	5 Year U.S. Treasury Notes	Mar. 2011	177,566,724	175,400,937	(2,165,787)
20	S&P 500 E-mini	Mar. 2011	1,236,944	1,253,000	16,056
259	S&P 500 Index	Mar. 2011	80,037,802	81,131,750	1,093,948

					(1,159,144)

Short Positions:
792	10 Year U.S. Treasury Notes	Mar. 2011	97,983,960	95,386,500	2,597,460
202	U.S. Long Bond	Mar. 2011	25,545,339	24,669,250	876,089
25	U.S. Ultra Bond	Mar. 2011	3,139,251	3,177,344	(38,093)

					3,435,456

					$2,276,312

Credit default swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1):
Barclays Bank PLC	09/20/12	$2,800	0.595%	Fortune Brands, Inc., 5.375%, 01/15/16	$(6,611)	$—	$(6,611)
Deutsche Bank AG	09/20/11	1,000	1.000%	DISH DBS Corp., 6.625%, 10/01/14	(2,993)	5,716	(8,709)
Deutsche Bank AG	03/20/12	2,000	5.000%	Gannett Co., Inc., 6.375%, 04/01/12	(114,315)	(26,749)	(87,566)
Deutsche Bank AG	12/20/12	2,000	1.000%	Macy’s Retail Holdings, Inc., 8.000%, 07/15/12	(13,861)	49,401	(63,262)
Deutsche Bank AG	06/20/13	2,000	1.000%	United States Steel Corp., 6.650%, 06/01/37	64,808	80,923	(16,115)
Deutsche Bank AG	03/20/14	1,585	7.050%	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/12	(316,569)	—	(316,569)
Deutsche Bank AG	06/20/18	2,800	1.150%	Spectra Energy Capital LLC, 6.250%, 02/15/13	(51,954)	—	(51,954)
JPMorgan Chase Bank	06/20/14	1,110	0.650%	Bunge Ltd. Finance Corp., 5.350%, 04/15/14	28,557	—	28,557
Merrill Lynch Capital Services, Inc.	09/20/16	785	1.730%	Tyson Foods, Inc., 7.350%, 04/01/16	5,228	—	5,228
Merrill Lynch Capital Services, Inc.	06/20/18	1,800	3.050%	SLM Corp., 5.125%, 08/27/12	76,413	—	76,413
Merrill Lynch Capital Services, Inc.	06/20/18	2,700	1.450%	Starwood Hotels & Resorts Worldwide, Inc., 6.750%, 05/15/18	(8,974)	—	(8,974)
Morgan Stanley Capital Services, Inc.	03/20/12	500	5.000%	Gannett Co., Inc., 6.375%, 04/01/12	(28,579)	(9,669)	(18,910)

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1): (continued)
Morgan Stanley Capital Services, Inc.	03/20/18	$1,400	0.700%	Avon Products, Inc., 6.500%, 03/01/19	$974	$—	$974
Morgan Stanley Capital Services, Inc.	06/20/18	1,600	1.000%	Newell Rubbermaid, Inc., 0.000%, 07/15/28	32,887	—	32,887
Morgan Stanley Capital Services, Inc.	06/20/18	2,700	0.970%	Simon Property Group LP, 5.250%, 12/01/16	34,941	—	34,941

					$(300,048)	$99,622	$(399,670)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such Portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Non-Residential Mortgage-Backed Securities	$—	$5,817,230	$9,531,862
Residential Mortgage-Backed Securities	—	10,995,626	—
Bank Loans	—	7,877,170	660,974
Collateralized Mortgage Obligations	—	8,974,712	—
Commercial Mortgage-Backed Securities	—	99,268,312	—
Common Stocks	1,209,285,797	—	—
Corporate Bonds	—	277,684,573	—
Foreign Agencies	—	11,003,895	—
Foreign Local Government	—	792,050	—
Mortgage-Backed Securities	—	275,503,754	—
Municipal Bonds	—	9,988,915	—
Preferred Stocks	1,510,081	—	—
U.S. Government Agency Obligations	—	5,658,507	—
U.S. Treasury Securities	—	90,733,410	—
Affiliated Mutual Funds	396,696,284	—	—
Security Sold Short	—	(1,280,860)	—
Other Financial Instruments*
Futures Contracts	2,276,312	—	—
Credit Default Swaps	—	(399,670)	—

Total	$1,609,768,474	$802,617,624	$10,192,836

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Affiliated Mutual Funds (including 3.0% of collateral received for securities on loan)	17.8%
Mortgage-Backed Securities	12.3
Oil, Gas & Consumable Fuels	5.3
Commercial Mortgage-Backed Securities	4.4
U.S. Treasury Securities	4.1
Pharmaceuticals	3.0
Banking	3.0
Insurance	2.9
Computers & Peripherals	2.3
Diversified Financial Services	2.3
Software	2.1
Commercial Banks	1.7
Media	1.7
Chemicals	1.6
IT Services	1.6
Aerospace & Defense	1.5
Diversified Telecommunication Services	1.5
Beverages	1.4
Capital Markets	1.4
Food & Staples Retailing	1.3
Industrial Conglomerates	1.3
Semiconductors & Semiconductor Equipment	1.3
Communications Equipment	1.2
Household Products	1.2
Machinery	1.2
Electric	1.1
Energy Equipment & Services	1.1
Healthcare Providers & Services	1.1
Specialty Retail	1.1
Tobacco	1.1
Electric Utilities	1.0
Food Products	1.0
Internet Software & Services	1.0
Real Estate Investment Trusts	1.0
Healthcare Equipment & Supplies	0.9
Hotels, Restaurants & Leisure	0.9
Telecommunications	0.9
Biotechnology	0.7
Metals & Mining	0.7
Multi-Utilities	0.7
Non-Residential Mortgage-Backed Securities	0.7
Air Freight & Logistics	0.6
Cable	0.6
Foods	0.6

Non-Captive Finance	0.5%
Foreign Agencies	0.5
Healthcare & Pharmaceutical	0.5
Multiline Retail	0.5
Residential Mortgage-Backed Securities	0.5
Road & Rail	0.5
Technology	0.5
Airlines	0.4
Automobiles	0.4
Collateralized Mortgage Obligations	0.4
Consumer Finance	0.4
Internet & Catalog Retail	0.4
Media & Entertainment	0.4
Metals	0.4
Municipal Bonds	0.4
Commercial Services & Supplies	0.3
Consumer	0.3
Electrical Equipment	0.3
Electronic Equipment & Instruments	0.3
Energy – Other	0.3
Healthcare Insurance	0.3
Life Sciences Tools & Services	0.3
Retailers	0.3
Textiles, Apparel & Luxury Goods	0.3
U.S. Government Agency Obligations	0.3
Capital Goods	0.2
Energy – Integrated	0.2
Household Durables	0.2
Lodging	0.2
Pipelines & Other	0.2
Wireless Telecommunication Services	0.2
Auto Components	0.1
Construction & Engineering	0.1
Containers & Packaging	0.1
Diversified Consumer Services	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Professional Services	0.1
Railroads	0.1
Trading Companies & Distributors	0.1

108.4
Security Sold Short	(0.1)
Other liabilities in excess of other assets	(8.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premium paid for swap agreements	$136,040		Premium received for swap agreements	$36,418
Credit contracts	Unrealized appreciation on swap agreements	179,000		Unrealized depreciation on swap agreements	578,670
Equity contracts	Due to broker-variation margin	1,110,004	*	—	—
Interest rate contracts	Due to broker-variation margin	3,473,549	*	Due to broker-variation margin	2,307,241	*

Total		$4,898,593			$2,922,329

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Total
Credit contracts	$—	$(216,023)	$—	$(216,023)
Equity contracts	9,937,632	—	—	9,937,632
Interest rate contracts	1,546,087	(178,448)	(21,114)	1,346,525

Total	$11,483,719	$(394,471)	$(21,114)	$11,068,134

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value		Futures	Swaps	Total
Credit contracts		$—	$(544,384)	$(544,384)
Equity contracts		179,867	—	179,867
Interest rate contracts		950,371	86,063	1,036,434

Total		$1,130,238	$(458,321)	$671,917

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options (Cost)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$17,552	$313,014,608	$114,985,190

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))
$13,007	$31,818

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments, at value including securities on loan of $65,131,924:
Unaffiliated investments (cost $1,626,635,121)	$2,025,286,868
Affiliated investments (cost $407,338,160)	396,696,284
Foreign currency, at value (cost $10,753)	10,996
Receivable for investments sold	33,155,813
Dividends and interest receivable	6,982,099
Foreign tax reclaim receivable	225,016
Unrealized appreciation on swap agreements	179,000
Premium paid for swap agreements	136,040
Receivable for Series shares sold	133,147
Prepaid expenses	20,704

Total Assets	2,462,825,967

LIABILITIES
Payable for investments purchased	157,769,211
Collateral for securities on loan	66,743,616
Security sold short, at value (proceeds received $1,276,318)	1,280,860
Management fee payable	1,036,567
Unrealized depreciation on swap agreements	578,670
Accrued expenses and other liabilities	394,985
Due to broker-variation margin	195,949
Payable for Series shares repurchased	109,334
Premium received for swap agreements	36,418
Payable to custodian	20,817
Affiliated transfer agent fee payable	877

Total Liabilities	228,167,304

NET ASSETS	$2,234,658,663

Net assets were comprised of:
Paid-in capital	$1,913,324,316
Retained earnings	321,334,347

Net assets, December 31, 2010	$2,234,658,663

Net asset value and redemption price per share, $2,234,658,663 / 140,056,723 outstanding shares of beneficial interest	$15.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Interest	$35,544,000
Unaffiliated dividend income (net of foreign withholding taxes of $2,247)	24,692,128
Affiliated dividend income	2,260,849
Affiliated income from securities loaned, net	199,078

62,696,055

EXPENSES
Management fee	11,839,424
Shareholders’ reports	382,000
Custodian’s fees and expenses	290,000
Audit fee	36,000
Trustees’ fees	30,000
Insurance expenses	29,000
Legal fees and expenses	15,000
Transfer agent’s fee and expenses (including affiliated expense of $5,000) (Note 4)	11,000
Commitment fee on syndicated credit agreement	9,000
Miscellaneous	13,142

Total expenses	12,654,566

NET INVESTMENT INCOME	50,041,489

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(1,215,307))	15,229,343
Short sale transactions	13,145
Futures transactions	11,483,719
Swap agreement transactions	(394,471)
Foreign currency transactions	(4,547)

26,327,189

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $7,695,815)	162,498,194
Securities sold short	(4,542)
Futures	1,130,238
Swap agreements	(458,321)
Foreign currencies	12,806

163,178,375

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	189,505,564

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$239,547,053

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$50,041,489	$52,722,985
Net realized gain (loss) on investments, swaps and foreign currencies	26,327,189	(41,347,456)
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	163,178,375	352,977,973

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	239,547,053	364,353,502

DISTRIBUTIONS	(52,703,504)	(74,120,351)

SERIES SHARE TRANSACTIONS:
Series shares sold [812,903 and 1,049,111 shares, respectively]	12,182,009	13,537,729
Series shares issued in reinvestment of distributions [3,642,260 and 5,781,619 shares, respectively]	52,703,504	74,120,351
Series shares repurchased [10,357,369 and 15,167,586 shares, respectively]	(155,802,464)	(196,684,797)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(90,916,951)	(109,026,717)

TOTAL INCREASE IN NET ASSETS	95,926,598	181,206,434
NET ASSETS:
Beginning of year	2,138,732,065	1,957,525,631

End of year	$2,234,658,663	$2,138,732,065

SEE NOTES TO FINANCIAL STATEMENTS.

A27

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 91.7% ASSET-BACKED SECURITIES — 12.7%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities — 7.9%
Alfa Diversified Payment Rights Finance Co. SA (Luxembourg), Ser. 1A, Class A, 144A(a)	Ba1	1.902%	03/15/11	$191	$181,213
ARES CLO Funds (Cayman Islands), 144A Ser. 2003-7AW, Class A1A(a)	A1	0.636%	05/08/15	730	715,889
Ser. 2004-8A, Class A1A(a)	Aa3	0.718%	02/26/16	1,529	1,451,079
Ser. 2005-9A, Class A1A(a)	Aa3	0.559%	04/20/17	2,982	2,788,041
Ser. 2005-10A, Class A2(a)	Aa3	0.544%	09/18/17	1,718	1,622,351
Ser. 2005-10A, Class A3(a)	Aa3	0.544%	09/18/17	1,461	1,379,746
BA Credit Card Trust, Ser. 2006-C5, Class C5(a)	A3	0.660%	01/15/16	5,750	5,547,195
Ballyrock CDO Ltd. (Cayman Islands), Ser. 2005-3A, Class A2, 144A(a)	Aa1	0.518%	07/25/17	1,496	1,406,117
Bank One Issuance Trust, Ser. 2004-C2, Class C2(a)	Baa2	1.060%	02/15/17	2,100	2,050,572
Black Diamond CLO Ltd. (Cayman Islands), Ser. 2005-1A, Class A1, 144A(a)	Aa1	0.574%	06/20/17	5,750	5,271,600
Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(a)	Aa1	0.536%	08/03/19	4,951	4,716,028
Citibank Credit Card Issuance Trust
Ser. 2003-C4, Class C4	Baa2	5.000%	06/10/15	6,500	6,834,153
Ser. 2005-C2, Class C2(a)	Baa2	0.731%	03/24/17	2,320	2,177,485
Ser. 2005-C3, Class C3(a)	Baa2	0.670%	07/15/14	5,280	5,174,825
Ser. 2006-C1, Class C1(a)	Baa2	0.661%	02/20/15	6,320	6,136,963
COA Tempus CLO Ltd., Ser. 2010-1A, Class A1, 144A(a)(b)	Aaa	2.189%	04/20/19	2,000	2,006,020
Eaton Vance CDO IV Ltd. (Cayman Islands), Ser. 2007-9A, Class A1A, 144A(a)(b)	Aaa	0.499%	04/20/19	1,900	1,793,790
First CLO Ltd. (Cayman Islands), Ser. 2004-1A1, Class A1, 144A(a)	Aaa	0.638%	07/27/16	825	794,493
Ford Credit Auto Owner Trust, Ser. 2006-B, Class C	Aaa	5.680%	06/15/12	2,100	2,121,687
Four Corners CLO (Cayman Islands), 144A Ser. 2005-1A, Class A3(a)	Aa3	0.603%	03/26/17	2,985	2,806,272
Ser. 2006-3A, Class A(a)	A1	0.538%	07/22/20	2,042	1,909,344
GE Business Loan Trust, Ser. 2006-1A, Class D, 144A(a)	Baa3	1.260%	05/15/34	270	86,335
GE Corporate Aircraft Financing LLC, Ser. 2005-1A, Class B, 144A(a)	A3	0.911%	08/26/19	1,488	1,309,824
Granite Ventures Ltd. (Cayman Islands), 144A Ser. 2005-1A, Class A1(a)	Aaa	0.544%	05/24/15	1,047	1,021,881
Ser. 2005-2A, Class A1(a)	Aaa	0.549%	12/15/17	3,125	3,007,963
Gulf Stream Compass CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(a)	Aa2	0.649%	07/15/16	1,884	1,822,602
Hewett’s Island CDO Ltd. (Cayman Islands), Ser. 2006-4A, Class A, 144A(a)	Aa1	0.546%	05/09/18	2,764	2,623,578
Katonah Ltd. (Cayman Islands), Ser. 2005-7A, Class A2, 144A(a)	A2	0.546%	11/15/17	3,381	3,085,555
Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A(a)	Aaa	0.529%	10/19/20	1,451	1,356,568
LCM LP (Cayman Islands), 144A Ser. 2004-2A, Class A(a)	Aaa	0.608%	10/22/16	1,000	950,000
Ser. 2005-3A, Class A(a)	Aaa	0.556%	06/01/17	2,500	2,350,000
Marriott Vacation Club Owner Trust, Ser. 2010-1A, Class A, 144A	A(c)	3.540%	10/20/32	6,661	6,535,851
MBNA Credit Card Master Note Trust
Ser. 2002-C3, Class C3(a)	A3	1.610%	10/15/14	1,900	1,892,502
Ser. 2004-C2, Class C2(a)	A3	1.160%	11/15/16	9,800	9,486,701
Ser. 2006-C1, Class C1(a)	A3	0.680%	07/15/15	16,600	16,146,998
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A1LA, 144A(a)	Aaa	0.701%	02/15/16	2,097	2,031,095
Pacifica CDO Ltd. (Cayman Islands), Ser. 2003-2A, Class A1, 144A(a)	Aaa	0.869%	07/10/15	1,414	1,378,283
Railcar Leasing LLC, Ser. 1997-1, Class A2, 144A	Aa2	7.125%	01/15/13	1,670	1,745,874
Velocity CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(a)	Aaa	0.634%	08/22/16	1,155	1,089,122
Venture CDO Ltd. (Cayman Islands), Ser. 2003-1A, Class A1, 144A(a)(b)	Aa2	0.789%	01/21/16	3,256	3,117,968

					119,923,563

SEE NOTES TO FINANCIAL STATEMENTS.

A28

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Residential Mortgage-Backed Securities — 4.8%
ACE Securities Corp., Ser. 2004-FM1, Class M1(a)	Aa2	1.161%	09/25/33	$2,025	$1,702,317
Ameriquest Mortgage Securities, Inc.
Ser. 2001-2, Class M3(a)	Baa2	3.186%	10/25/31	618	417,024
Ser. 2003-AR3, Class M6(a)	Ba3	5.886%	10/25/33	1,600	156,314
Ser. 2004-R8, Class M1(a)	Aa1	0.901%	09/25/34	950	797,138
Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2(a)	CC(c)	1.611%	10/25/32	134	9,458
Argent Securities, Inc.
Ser. 2003-W2, Class M4(a)	Baa1	5.886%	09/25/33	2,400	1,777,385
Ser. 2004-W6, Class M1(a)	Aa2	0.811%	05/25/34	4,169	3,314,689
Ser. 2004-W10, Class A2(a)	Aaa	0.651%	10/25/34	1,802	1,684,528
Asset Backed Funding Certificates, Ser. 2004-OPT1, Class M1(a)	Aa2	1.311%	08/25/33	2,478	2,077,296
Asset Backed Securities Corp. Home Equity
Ser. 2003-HE3, Class M1(a)	Aa3	1.505%	06/15/33	1,828	1,527,066
Ser. 2004-HE1, Class M1(a)	Aa2	1.310%	01/15/34	333	283,845
Ser. 2004-HE5, Class M1(a)	Aa2	0.861%	08/25/34	2,600	2,147,920
Bear Stearns Asset Backed Securities Trust
Ser. 2004-HE2, Class M1(a)	Aa2	0.861%	03/25/34	4,892	4,096,929
Ser. 2004-HE3, Class M2(a)	A2	1.986%	04/25/34	2,632	2,313,778
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M2(a)	Ca	3.636%	03/25/33	348	35,922
Centex Home Equity, Ser. 2004-B, Class AF6	Aaa	4.186%	03/25/34	1,300	1,233,504
Citigroup Mortgage Loan Trust, Inc., Ser. 2004-RES1, Class M3(a)	A3	1.341%	11/25/34	162	81,107
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2002-HE4, Class M2(a)	B2	2.511%	08/25/32	138	52,213
Equity One ABS, Inc., Ser. 2004-3, Class M1	Aa2	5.700%	07/25/34	1,296	1,099,895
FBR Securitization Trust, Ser. 2005-2, Class M1(a)	B2	0.741%	09/25/35	3,600	2,641,604
Fremont Home Loan Trust, Ser. 2003-B, Class M1(a)	Aa3	1.311%	12/25/33	351	276,782
GSAMP Trust, Ser. 2004-FM1, Class M1(a)	Aaa	1.236%	11/25/33	3,687	3,206,210
HSBC Home Equity Loan Trust
Ser. 2006-1, Class M1(a)	Aa1	0.541%	01/20/36	1,018	900,565
Ser. 2006-2, Class A1(a)	Aaa	0.411%	03/20/36	281	262,904
Ser. 2006-2, Class A2(a)	Aaa	0.441%	03/20/36	341	316,636
IXIS Real Estate Capital Trust, Ser. 2006-HE1, Class A4(a)	Ca	0.561%	03/25/36	3,200	1,256,563
Long Beach Mortgage Loan Trust, Ser. 2004-1, Class M1(a)	Aa1	1.011%	02/25/34	4,250	3,655,871
Mastr Asset Backed Securities Trust, Ser. 2004-WMC1, Class M1(a)	Aa2	1.041%	02/25/34	3,704	3,249,623
Merrill Lynch Mortgage Investors, Inc.
Ser. 2004-HE2, Class M1(a)	AA+(c)	1.061%	08/25/35	1,000	728,836
Ser. 2004-OPT1, Class A1A(a)	AAA(c)	0.521%	06/25/35	3,032	2,487,367
Morgan Stanley ABS Capital I
Ser. 2002-NC6, Class M2(a)	B3	3.411%	11/25/32	174	52,787
Ser. 2003-HE1, Class M1(a)	Aa2	1.461%	05/25/33	1,925	1,594,088
Ser. 2003-HE3, Class M1(a)	Aa2	1.281%	10/25/33	1,591	1,332,340
Ser. 2004-NC1, Class M1(a)	Aa2	1.311%	12/27/33	1,193	998,973
Ser. 2004-OP1, Class M1(a)	Aa1	0.841%	11/25/34	3,688	3,093,657
Ser. 2004-WMC1, Class M1(a)	Aa1	1.191%	06/25/34	3,176	2,765,402
Ser. 2004-WMC2, Class M1(a)	Aa1	1.176%	07/25/34	2,910	2,514,135
New Century Home Equity Loan Trust Ser. 2003-4, Class M1(a)	Aa2	1.386%	10/25/33	4,891	4,213,255
Ser. 2004-4, Class M1(a)	Aa1	0.771%	02/25/35	3,048	2,672,668
Residential Asset Mortgage Products, Inc., Ser. 2004-RS12, Class MII2(a)	Aa3	1.061%	12/25/34	1,155	1,080,272
Residential Asset Securities Corp., Ser. 2004-KS1, Class AI5	Aaa	5.221%	02/25/34	1,000	950,101
Saxon Asset Securities Trust, Ser. 2002-3, Class M1(a)	Aaa	1.386%	12/25/32	690	563,311
Securitized Asset Backed Receivables LLC Trust Ser. 2004-NC1, Class M1(a)	Aa2	0.781%	02/25/34	4,452	3,663,331
Ser. 2006-FR1, Class M1(a)	Caa3	0.661%	11/25/35	2,000	454,144
Specialty Underwriting & Residential Finance, Ser. 2004-BC1, Class M1(a)	Aa2	1.026%	02/25/35	89	76,045

SEE NOTES TO FINANCIAL STATEMENTS.

A29

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

ASSET-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Residential Mortgage-Backed Securities (continued)
Structured Asset Investment Loan Trust Ser. 2004-2, Class A4(a)	AAA(c)	0.966%	03/25/34	$2,297	$1,841,112
Ser. 2004-7, Class A8(a)	AAA(c)	1.461%	08/25/34	1,400	1,019,266
Structured Asset Securities Corp., Ser. 2002-HF2, Class M3(a)	CC(c)	3.261%	07/25/32	1,345	998,663

					73,674,839

TOTAL ASSET-BACKED SECURITIES (cost $189,276,535)					193,598,402

BANK LOANS — 2.6%
Cable — 0.4%
Charter Communications Operating LLC(a)(b)	Ba1	2.270%	03/06/14	273	269,442
Charter Communications Operating LLC, Term C, Refi.(a)(b)	Ba1	3.560%	09/06/16	2,644	2,606,780
Insight Midwest Holding LLC(a)(b)	Ba3	1.260%	10/06/13	1,789	1,744,237
UPC Broadband Holdings(a)(b)	Ba3	4.251%	12/31/16	1,620	1,601,059

					6,221,518

Capital Goods — 0.1%
Capital Safety Group Ltd.(a)(b)	B3	3.011%	07/20/16	1,091	987,131
Capital Safety Group Ltd.(a)(b)	B3	3.011%	07/20/15	409	370,369

					1,357,500

Consumer — 0.1%
Huish Detergents, Inc.(a)(b)	Ba2	2.020%	04/26/14	204	193,826
Pilot Travel Centers LLC(a)(b)	Ba2	5.250%	06/30/16	968	980,714

					1,174,540

Electric — 0.1%
Texas Competitive Electric Holdings Co. LLC(a)(b)	B2	3.764%	10/10/14	1,935	1,492,589

Gaming — 0.2%
MotorCity Casino Hotel(b)	Caa1	8.500%	07/13/12	3,229	3,229,934

Healthcare & Pharmaceutical — 0.8%
HCA, Inc.(a)(b)	Ba3	2.553%	11/18/13	462	456,860
HCA, Inc.(a)(b)	Ba3	3.553%	03/31/17	1,108	1,104,457
Health Management Associates, Inc. Term B(a)(b)	B1	2.053%	02/28/14	1,859	1,821,756
PTS Acquisitions Corp.(a)(b)	Ba3	2.511%	04/10/14	3,764	3,569,051
Royalty Pharma Finance Trust(b)	Baa3	7.750%	05/15/15	4,000	4,120,000
Warner Chilcott Corp.(a)(b)	Ba3	6.000%	10/30/14	542	541,616
Warner Chilcott Corp.(a)(b)	Ba3	6.250%	04/30/15	268	269,399
Warner Chilcott Corp.(a)(b)	Ba3	6.250%	04/30/15	446	448,597

					12,331,736

Non-Captive Finance — 0.4%
American General Financial Services Corp.(b)	B1	7.250%	04/21/15	3,225	3,267,328
International Lease Finance Corp.(a)(b)	Ba2	6.750%	03/17/15	1,990	2,019,884
International Lease Finance Corp.(a)(b)	Ba3	7.000%	03/17/16	1,460	1,481,249

					6,768,461

Retailers — 0.1%
Neiman Marcus Group, Inc.(a)(b)	B2	4.303%	04/06/16	1,402	1,373,062

Technology — 0.4%
First Data Corp.(a)(b)	B1	3.011%	09/24/14	978	901,643
First Data Corp.(a)(b)	B1	3.011%	09/24/14	1,864	1,719,161
Flextronics International Ltd. (Singapore)(a)(b)	Ba1	2.508%	10/01/14	2,255	2,221,365
Flextronics International Ltd. (Singapore)(a)(b)	Ba1	2.511%	10/01/14	648	638,323

					5,480,492

TOTAL BANK LOANS (cost $39,820,178)					39,429,832

SEE NOTES TO FINANCIAL STATEMENTS.

A30

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1	A1	5.250%	09/25/19	$1,319	$1,338,576
Mastr Alternative Loans Trust, Ser. 2004-4, Class 4A1	Aaa	5.000%	04/25/19	272	274,834
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(a)	A1	2.770%	02/25/34	2,114	2,000,560
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A	A+(c)	5.000%	03/25/20	1,087	960,768

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $4,835,233)					4,574,738

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.4%
Banc of America Commercial Mortgage, Inc. Ser. 2006-1, Class A2(a)	Aaa	5.334%	09/10/45	275	275,784
Ser. 2006-5, Class A2	Aaa	5.317%	09/10/47	3,510	3,609,854
Ser. 2006-6, Class A2	Aaa	5.309%	10/10/45	2,800	2,851,608
Ser. 2007-1, Class A2	Aaa	5.381%	01/15/49	5,000	5,098,153
Ser. 2007-4, Class A3(a)	AAA(c)	5.809%	02/10/51	6,460	6,808,587
Ser. 2007-5, Class A3	AAA(c)	5.620%	02/10/51	2,445	2,571,393
Bear Stearns Commercial Mortgage Securities Ser. 2005-PWR9, Class A2	Aaa	4.735%	09/11/42	1,215	1,220,811
Ser. 2005-T20, Class A2(a)	Aaa	5.127%	10/12/42	1,911	1,930,776
Ser. 2006-PW13, Class A3	AAA(c)	5.518%	09/11/41	4,024	4,220,515
Citigroup Commercial Mortgage Trust Ser. 2006-C5, Class A2	Aaa	5.378%	10/15/49	6,481	6,670,700
Ser. 2007-C6, Class A3(a)	Aaa	5.698%	12/10/49	4,850	5,135,746
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class A2	Aaa	5.408%	01/15/46	70	69,667
Ser. 2006-CD2, Class AAB(a)	Aaa	5.377%	01/15/46	3,000	3,178,726
Commercial Mortgage Pass-Through Certificates Ser. 2006-C7, Class A3(a)	AAA(c)	5.702%	06/10/46	2,703	2,778,020
Ser. 2006-C7, Class A4(a)	AAA(c)	5.764%	06/10/46	4,000	4,373,495
Ser. 2006-C8, Class A2B	Aaa	5.248%	12/10/46	7,363	7,527,859
Credit Suisse First Boston Mortgage Securities Corp. Ser. 2001-CP4, Class B	AAA(c)	6.330%	12/15/35	1,400	1,428,520
Ser. 2005-C3, Class A3	Aaa	4.645%	07/15/37	3,950	4,073,071
Credit Suisse Mortgage Capital Certificates Ser. 2006-C1, Class A4(a)	AAA(c)	5.539%	02/15/39	4,400	4,734,674
Ser. 2006-C5, Class A2	Aaa	5.246%	12/15/39	3,585	3,650,150
Ser. 2007-C1, Class A2	Aaa	5.268%	02/15/40	7,430	7,543,699
Ser. 2007-C4, Class A2(a)	Aaa	5.804%	09/15/39	465	478,261
First Union National Bank-Bank of America Commercial Mortgage Trust, Ser. 2001-C1, Class A2	Aaa	6.136%	03/15/33	204	203,620
GE Capital Commercial Mortgage Corp. Ser. 2006-C1, Class A4(a)	AAA(c)	5.335%	03/10/44	4,300	4,629,288
Ser. 2007-C1, Class A2	Aaa	5.417%	12/10/49	10,717	10,931,210
Greenwich Capital Commercial Funding Corp. Ser. 2005-GG3, Class A2	Aaa	4.305%	08/10/42	382	385,591
Ser. 2005-GG5, Class A2	Aaa	5.117%	04/10/37	8,812	8,879,194
Ser. 2005-GG5, Class A5(a)	Aaa	5.224%	04/10/37	4,900	5,199,660
Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	5,794	5,952,433
GS Mortgage Securities Corp. II Ser. 2006-GG8, Class A2	Aaa	5.479%	11/10/39	4,000	4,072,349
Ser. 2007-GG10, Class A2(a)	Aaa	5.778%	08/10/45	6,920	7,108,756
JPMorgan Chase Commercial Mortgage Securities Corp. Ser. 2005-LDP4, Class AM(a)	Aa2	4.999%	10/15/42	1,820	1,845,585
Ser. 2006-CB14, Class A4(a)	Aaa	5.481%	12/12/44	5,000	5,327,719
Ser. 2006-LDP6, Class A4(a)	Aaa	5.475%	04/15/43	1,640	1,756,796
Ser. 2006-LDP7, Class A2(a)	Aaa	5.858%	04/15/45	4,146	4,192,684
Ser. 2007-LD11, Class A2(a)	Aaa	5.802%	06/15/49	10,590	10,967,361
Ser. 2007-LDPX, Class A2	Aaa	5.434%	01/15/49	4,285	4,409,265

SEE NOTES TO FINANCIAL STATEMENTS.

A31

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

LB-UBS Commercial Mortgage Trust Ser. 2004-C8, Class A6(a)	Aaa	4.799%	12/15/29	$4,200	$4,413,425
Ser. 2005-C7, Class AM(a)	AA(c)	5.263%	11/15/40	2,100	2,155,034
Ser. 2006-C3, Class A2	Aaa	5.532%	03/15/32	230	230,766
Ser. 2006-C6, Class AAB	Aaa	5.341%	09/15/39	7,126	7,653,245
Ser. 2006-C7, Class A2	AAA(c)	5.300%	11/15/38	1,875	1,913,450
Ser. 2007-C1, Class A2	AAA(c)	5.318%	02/15/40	6,000	6,152,425
Ser. 2007-C6, Class A2	Aaa	5.845%	07/15/40	3,476	3,608,881
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class A4(a)	AAA(c)	5.656%	05/12/39	7,920	8,535,833
Merrill Lynch/Countrywide Commercial Mortgage Trust Ser. 2006-1, Class A4(a)	AAA(c)	5.415%	02/12/39	3,000	3,238,546
Ser. 2006-2, Class A4(a)	Aaa	5.907%	06/12/46	2,625	2,872,536
Ser. 2006-3, Class ASB(a)	Aaa	5.382%	07/12/46	2,095	2,212,183
Ser. 2006-4, Class A2(a)	Aaa	5.112%	12/12/49	4,466	4,543,509
Ser. 2007-7, Class A2(a)	Aaa	5.693%	06/12/50	281	291,376
Ser. 2007-9, Class A2	AAA(c)	5.590%	09/12/49	5,364	5,589,103
Morgan Stanley Capital I Ser. 2006-HQ8, Class A4(a)	Aaa	5.388%	03/12/44	5,000	5,381,861
Ser. 2006-IQ12, Class A4	AAA(c)	5.332%	12/15/43	2,475	2,622,163
Ser. 2006-IQ12, Class AAB	AAA(c)	5.325%	12/15/43	1,400	1,479,551
Ser. 2006-IQ12, Class ANM	AAA(c)	5.310%	12/15/43	5,500	5,559,879
Ser. 2006-T23, Class A3(a)	AAA(c)	5.805%	08/12/41	1,318	1,405,528
Wachovia Bank Commercial Mortgage Trust Ser. 2003-C9, Class A3	AAA(c)	4.608%	12/15/35	2,567	2,678,663
Ser. 2005-C20, Class A4(a)	Aaa	5.243%	07/15/42	28	27,911
Ser. 2005-C20, Class AMFX(a)	Aa1	5.179%	07/15/42	2,000	2,041,156
Ser. 2006-C23, Class A4(a)	Aaa	5.418%	01/15/45	3,438	3,684,088
Ser. 2006-C24, Class A3(a)	Aaa	5.558%	03/15/45	2,050	2,213,612
Ser. 2006-C25, Class A4(a)	Aaa	5.737%	05/15/43	6,000	6,435,374
Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	4,594	4,662,320
Ser. 2006-C28, Class A2	Aaa	5.500%	10/15/48	430	437,443
Ser. 2006-C28, Class A3	Aaa	5.679%	10/15/48	3,549	3,689,274
Ser. 2007-C33, Class A2(a)	Aaa	5.857%	02/15/51	4,865	5,058,751
Ser. 2007-C33, Class A3(a)	Aaa	5.902%	02/15/51	4,564	4,837,823
Ser. 2007-C34, Class A2	Aaa	5.569%	05/15/46	3,600	3,713,448

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $240,913,328)					265,430,737

CORPORATE BONDS — 43.2%
Aerospace & Defense — 0.3%
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%	07/15/20	700	687,737
L-3 Communications Corp., Gtd. Notes, Ser. B	Ba1	6.375%	10/15/15	2,520	2,595,600
Raytheon Co., Sr. Unsec’d. Notes	Baa1	3.125%	10/15/20	800	737,671

					4,021,008

Airlines — 0.6%
American Airlines Pass Through Trust 2001-01, Pass-thru Certs., Ser. 01-1	B2	6.817%	05/23/11	2,750	2,776,125
Continental Airlines 2001-1 Class A-1 Pass Through Trust, Pass-thru Certs., Ser. 01A1(b)	Baa2	6.703%	06/15/21	2	2,550
Continental Airlines 2001-1 Class B Pass Through Trust, Pass-thru Certs., Ser. 011B	Ba1	7.373%	12/15/15	962	959,223
Continental Airlines 2007-1 Class A Pass Through Trust, Pass-thru Certs., Ser. 071A	Baa1	5.983%	04/19/22	1,785	1,882,699
Continental Airlines 2010-1 Class A Pass Through Trust, Pass-thru Certs., Ser. A	Baa2	4.750%	01/12/21	560	560,000
Delta Air Lines 2007-1 Class A Pass Through Trust, Pass-thru Certs., Ser. 071A	Baa1	6.821%	08/10/22	1,507	1,597,733
Delta Air Lines 2010-2 Class A Pass Through Trust, Pass-thru Certs.(d)	Baa2	4.950%	05/23/19	805	808,019
UAL 2007-1 Pass Through Trust, Pass-thru Certs., Ser. 071A, Class A	Baa2	6.636%	07/02/22	1,129	1,132,323

					9,718,672

SEE NOTES TO FINANCIAL STATEMENTS.

A32

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Automotive — 0.3%
BorgWarner, Inc., Sr. Unsec’d. Notes	Baa3	4.625%	09/15/20	$825	$814,491
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(d)	Ba2	9.875%	08/10/11	3,100	3,226,911
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14	660	693,605

					4,735,007

Banking — 5.9%
Alfa MTN Markets Ltd. for ABH Financial Ltd. (Cyprus), Notes, 144A, MTN(b)	Ba1	8.200%	06/25/12	1,500	1,590,000
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	2,785	3,465,128
Bank of America Corp., Jr. Sub. Notes(a)	Ba3	8.000%	12/29/49	3,500	3,527,300
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.000%	09/01/17	4,590	4,810,343
Bank of America NA, Sub. Notes	A1	5.300%	03/15/17	790	800,612
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes	Aa3	6.750%	05/22/19	1,610	1,818,505
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	7.250%	02/01/18	1,575	1,866,473
Capital One Financial Corp., Sub. Notes	Baa2	6.150%	09/01/16	700	757,835
Chuo Mitsui Trust & Banking Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A(a)	A3	5.506%	12/29/49	3,050	3,070,356
Citigroup, Inc., Sr. Unsec’d. Notes	A3	5.375%	08/09/20	2,055	2,135,159
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.125%	11/21/17	2,050	2,246,566
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.125%	07/15/39	4,120	5,241,205
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	1,375	1,706,973
Countrywide Financial Corp., Gtd. Notes, MTN	A2	5.800%	06/07/12	3,670	3,861,196
Depfa ACS Bank (Ireland), Covered Notes, 144A	Aa3	5.125%	03/16/37	3,065	2,043,046
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20	2,005	2,155,459
Goldman Sachs Group, Inc. (The), Sr. Notes(e)	A1	6.000%	06/15/20	2,420	2,615,207
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.150%	04/01/18	1,355	1,492,117
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.250%	09/01/17	3,195	3,525,845
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37	440	449,854
Hana Bank (South Korea), Sr. Unsec’d. Notes, 144A	A1	4.500%	10/30/15	4,035	4,097,490
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.500%	05/02/36	995	1,038,859
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.500%	09/15/37	1,625	1,701,765
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.800%	06/01/38	2,650	2,865,490
Huntington Bancshares, Inc., Sub. Notes	Baa3	7.000%	12/15/20	260	273,752
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A(a)	Ba2	7.250%	08/29/49	2,380	2,374,819
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(a)	Baa1	7.900%	04/29/49	2,180	2,317,318
JPMorgan Chase & Co., Sr. Unsec’d. Notes(d)	Aa3	4.250%	10/15/20	600	585,990
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.400%	07/22/20	5,100	5,019,655
Krung Thai Bank PCL (Thailand), Jr. Sub. Notes(a)	B2	7.378%	10/29/49	1,590	1,627,964
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes, 144A, MTN	Aa3	5.800%	01/13/20	2,650	2,616,517
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	6.050%	08/15/12	1,500	1,588,349
Morgan Stanley, Sr. Unsec’d. Notes, Ser. E	A2	5.450%	01/09/17	4,035	4,184,359
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.500%	07/24/20	2,000	2,020,548
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19	2,635	2,686,865
PNC Funding Corp., Gtd. Notes.	A3	4.375%	08/11/20	1,000	988,302
Royal Bank of Scotland PLC (The) (United Kingdom), Gtd. Notes, Ser. 2	Aa3	3.400%	08/23/13	1,720	1,737,470
Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec’d. Notes, MTN	A1	6.400%	10/21/19	1,525	1,534,688
USB Capital XIII Trust, Ltd. Gtd. Notes	A2	6.625%	12/15/39	1,975	2,017,324

					90,456,703

Brokerage
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(f)	NR	6.875%	05/02/18	2,740	678,150

Building Materials & Construction — 0.7%
Country Garden Holdings Co. (Cayman Islands), Sr. Unsec’d. Notes, 144A	Ba3	11.750%	09/10/14	1,220	1,348,100
Country Garden Holdings Co. (Cayman Islands), Sr. Unsec’d. Notes, Reg.-S	Ba3	11.750%	09/10/14	1,000	1,105,000

SEE NOTES TO FINANCIAL STATEMENTS.

A33

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Building Materials & Construction (continued)
KB Home, Gtd. Notes	B1	6.375%	08/15/11	$447	$453,705
Masco Corp., Sr. Unsec’d. Notes	Ba2	7.125%	08/15/13	2,600	2,791,082
Toll Brothers Finance Corp., Gtd. Notes	Ba1	5.150%	05/15/15	4,695	4,799,374

					10,497,261

Cable — 2.2%
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.625%	09/15/17	3,175	3,456,781
Cequel Communications Holdings I LLC and Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	8.625%	11/15/17	2,300	2,403,500
Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A	B1	8.000%	04/30/12	11,930	12,526,500
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	9.455%	11/15/22	1,065	1,473,514
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	4.750%	10/01/14	3,110	3,314,507
TCI Communications, Inc., Sr. Unsec’d. Notes	Baa1	7.875%	02/15/26	750	887,275
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.850%	05/01/17	1,420	1,584,433
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.750%	07/01/18	5,520	6,434,548
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.250%	02/14/14	1,115	1,294,247

					33,375,305

Capital Goods — 1.0%
Ashtead Holdings PLC (United Kingdom), Sec’d. Notes, 144A	B2	8.625%	08/01/15	1,300	1,347,125
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, Reg.-S	A3	7.625%	04/09/19	2,165	2,596,982
MHP SA (Luxembourg), Gtd. Notes, 144A	B3	10.250%	04/29/15	2,475	2,608,155
Rockwell Automation, Inc., Sr. Unsec’d. Notes	A3	5.200%	01/15/98	6,500	5,546,002
Textron, Inc., Sr. Unsec’d. Notes(d)	Baa3	7.250%	10/01/19	2,350	2,692,985

					14,791,249

Chemicals — 1.2%
Agrium, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.125%	01/15/41	450	476,597
CF Industries, Inc., Gtd. Notes	B1	6.875%	05/01/18	785	839,950
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	5.900%	02/15/15	750	830,396
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	7.600%	05/15/14	2,050	2,364,445
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19	2,450	3,070,458
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	9.400%	05/15/39	1,450	2,104,573
INVISTA, Gtd. Notes, 144A (original cost $708,900; purchased 03/11/10)(b)(g)	Ba3	9.250%	05/01/12	695	707,163
Lyondell Chemical Co., Sr. Sec’d. Notes, 144A	Ba2	8.000%	11/01/17	2,000	2,212,500
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	B1	6.500%	01/15/12	1,440	1,494,000
Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes	Baa1	6.500%	05/15/19	610	703,700
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	5.500%	11/15/40	350	343,428
Union Carbide Corp., Sr. Unsec’d. Notes	Baa3	7.875%	04/01/23	3,058	3,308,337

					18,455,547

Consumer — 0.4%
Realogy Corp., Gtd. Notes, PIK	Caa3	11.000%	04/15/14	2	1,732
Sealy Mattress Co., Sr. Sec’d. Notes, 144A	Ba3	10.875%	04/15/16	5,260	5,943,800

					5,945,532

Electric — 3.2%
Constellation Energy Group, Inc., Sr. Unsec’d. Notes	Baa3	5.150%	12/01/20	500	492,249
Consumers Energy Co., First Mtge. Bonds, Ser. D	A3	5.375%	04/15/13	1,000	1,079,521
EDP Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	A3	6.000%	02/02/18	600	560,806
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.000%	05/15/35	2,325	2,295,203
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	Baa3	8.350%	08/01/13	625	700,262
ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A	A2	6.000%	10/07/39	3,200	2,870,413
Enersis SA (Chile), Sr. Unsec’d. Notes	Baa3	7.375%	01/15/14	3,700	4,089,288
Exelon Corp., Sr. Unsec’d. Notes	Baa1	4.900%	06/15/15	500	533,216
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	6.200%	10/01/17	1,930	2,160,008
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	6.250%	10/01/39	1,900	1,912,192

SEE NOTES TO FINANCIAL STATEMENTS.

A34

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (continued)
Iberdrola International BV (Netherlands), Gtd. Notes	A3	6.750%	06/15/12	$750	$801,373
Iberdrola International BV (Netherlands), Gtd. Notes	A3	6.750%	09/15/33	1,150	1,183,587
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	3.125%	09/16/15	2,175	2,108,571
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	6.250%	06/17/14	5,795	6,359,723
Listrindo Capital BV (Netherlands), Gtd. Notes, Reg.-S	Ba2	9.250%	01/29/15	615	693,640
Louisville Gas & Electric Co., First Mtge. Bonds, 144A	A2	5.125%	11/15/40	650	638,639
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	8.300%	05/01/11	4,205	4,268,075
Mirant Mid Atlantic Pass Through Trust A, Pass-thru Certs., Ser. A	Ba1	8.625%	06/30/12	2,970	3,059,380
NiSource Finance Corp., Gtd. Notes	Baa3	5.450%	09/15/20	1,345	1,386,028
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Sr. Sec’d. Notes, 144A (original cost $1,563,824; purchased 09/22/09)(b)(d)(g)	Ba3	10.875%	06/01/16	1,600	1,776,000
NRG Energy, Inc., Gtd. Notes	B1	7.250%	02/01/14	1,200	1,224,000
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	6.800%	09/01/18	1,460	1,709,032
Star Energy Geothermal Wayang Windu Ltd. (US Virgin Islands), Sr. Sec’d. Notes, Reg.-S	B2	11.500%	02/12/15	1,910	2,172,625
TransAlta Corp. (Canada), Sr. Unsec’d. Notes	Baa2	6.650%	05/15/18	1,953	2,206,583
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	1,947	2,112,826

					48,393,240

Energy - Integrated — 0.6%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	1,375	1,371,685
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	5.250%	11/07/13	1,510	1,635,349
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.750%	11/15/39	3,325	3,873,605
Hess Corp., Sr. Unsec’d. Notes	Baa2	5.600%	02/15/41	1,780	1,767,065
Hess Corp., Sr. Unsec’d. Notes	Baa2	6.000%	01/15/40	615	644,620

					9,292,324

Energy - Other — 0.6%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	6.375%	09/15/17	540	588,226
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	8.700%	03/15/19	250	305,302
Anadarko Petroleum Corp., Unsec’d. Notes	Ba1	6.200%	03/15/40	430	419,758
Apache Corp., Sr. Unsec’d. Notes	A3	5.100%	09/01/40	615	597,557
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	A1	5.888%	06/15/19	3,585	3,836,449
Pioneer Natural Resources Co., Sr. Unsec’d. Notes(d)	Ba1	6.875%	05/01/18	1,750	1,860,432
Precision Drilling Corp. (Canada), Gtd. Notes, 144A(d)	Ba2	6.625%	11/15/20	1,000	1,017,500
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	1,165	1,159,212

					9,784,436

Foods — 1.9%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	6.875%	11/15/19	2,200	2,622,453
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.750%	01/15/19	1,640	2,040,731
Aramark Corp., Gtd. Notes	B3	8.500%	02/01/15	3,569	3,729,605
Carrols Corp., Gtd. Notes	B3	9.000%	01/15/13	2,720	2,726,800
Corp. Pesquera Inca SAC (Peru), Gtd. Notes, 144A	B2	9.000%	02/10/17	1,000	1,072,800
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	02/01/18	2,770	3,164,157
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.500%	02/09/40	1,005	1,126,232
Mead Johnson Nutrition Co., Sr. Unsec’d. Notes	Baa1	3.500%	11/01/14	1,285	1,328,794
New Albertsons, Inc., Unsec’d. Notes(d)	B2	7.500%	02/15/11	1,500	1,507,070
PepsiCo, Inc., Sr. Unsec’d. Notes	Aa3	4.875%	11/01/40	1,375	1,334,222
Smithfield Foods, Inc., Sr. Sec’d. Notes, 144A	B1	10.000%	07/15/14	4,215	4,857,787
Tyson Foods, Inc., Gtd. Notes	Ba2	7.350%	04/01/16	1,000	1,096,875
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	8.875%	04/15/11	1,705	1,742,740

					28,350,266

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Gaming — 0.6%
Ameristar Casinos, Inc., Gtd. Notes	B2	9.250%	06/01/14	$1,640	$1,754,800
Marina District Finance Co., Inc., Sr. Sec’d. Notes, 144A	B2	9.500%	10/15/15	2,710	2,662,575
MGM Resorts International, Sr. Sec’d. Notes	B1	10.375%	05/15/14	1,115	1,251,587
MGM Resorts International, Sr. Sec’d. Notes	B1	13.000%	11/15/13	2,775	3,281,438

					8,950,400

Healthcare & Pharmaceutical — 0.9%
Apria Healthcare Group, Inc., Sr. Sec’d. Notes(d)	B1	12.375%	11/01/14	1,650	1,815,000
Becton, Dickinson and Co., Sr. Unsec’d. Notes	A2	5.000%	11/12/40	650	640,047
Express Scripts, Inc., Gtd. Notes	Baa3	6.250%	06/15/14	3,450	3,856,969
FMC Finance III SA (Luxembourg), Gtd. Notes	Ba2	6.875%	07/15/17	1,120	1,187,200
Mylan, Inc., Gtd. Notes, 144A	B1	7.625%	07/15/17	2,030	2,159,412
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	8.625%	01/15/12	3,500	3,657,500

					13,316,128

Healthcare Insurance — 1.1%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	12/15/37	1,900	2,139,155
CIGNA Corp., Sr. Notes	Baa2	4.375%	12/15/20	745	727,241
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	5.375%	03/15/17	2,125	2,248,420
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	4,025	4,191,156
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	06/15/17	2,610	2,910,698
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	06/15/37	760	839,164
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	11/15/37	195	218,760
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.875%	02/15/38	2,000	2,328,426
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	4.350%	08/15/20	1,140	1,131,117

					16,734,137

Insurance — 2.8%
Allied World Assurance Co. Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.500%	11/15/20	430	413,172
Allied World Assurance Co. Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	7.500%	08/01/16	2,475	2,740,362
American International Group, Inc., Sr. Unsec’d. Notes(e)	A3	4.250%	05/15/13	1,820	1,883,423
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.050%	10/01/15	315	323,366
American International Group, Inc., Sr. Unsec’d. Notes	A3	6.400%	12/15/20	950	996,749
American International Group, Inc., Sr. Unsec’d. Notes, MTN(e)	A3	5.850%	01/16/18	3,700	3,815,226
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.750%	12/01/14	3,350	3,562,263
Chubb Corp., Jr. Sub. Notes(a)(d)	A3	6.375%	03/29/67	1,775	1,850,437
Endurance Specialty Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	7.000%	07/15/34	1,350	1,298,114
Lincoln National Corp., Jr. Sub. Notes(a)	Ba1	6.050%	04/20/67	350	322,875
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	7.000%	06/15/40	1,265	1,375,653
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	1,265	1,582,323
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A(d)	A1	8.875%	06/01/39	1,200	1,606,112
MetLife, Inc., Sr. Unsec’d. Notes(d)	A3	4.750%	02/08/21	2,820	2,879,285
MetLife, Inc., Sr. Unsec’d. Notes	A3	7.717%	02/15/19	2,000	2,455,462
Northwestern Mutual Life Insurance, Notes, 144A	Aa2	6.063%	03/30/40	500	552,272
Ohio National Financial Services, Inc., Sr. Notes, 144A	Baa1	6.375%	04/30/20	850	884,710
Progressive Corp. (The), Jr. Sub. Notes(a)	A2	6.700%	06/15/37	1,015	1,042,912
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%	12/16/39	2,310	2,702,705
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	3.900%	11/01/20	825	801,435
Unum Group, Sr. Unsec’d. Notes	Baa3	5.625%	09/15/20	500	501,881
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	6,820	7,044,501
XL Group PLC (Ireland), Jr. Sub. Notes, Ser. E(a)	Ba1	6.500%	12/31/49	1,880	1,616,800
XL Group PLC (Ireland), Sr. Unsec’d. Notes	Baa2	5.250%	09/15/14	140	144,256

					42,396,294

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Lodging — 0.9%
Felcor Lodging LP, Sr. Sec’d. Notes(d)	B2	10.000%	10/01/14		$2,350	$2,632,000
Host Hotels & Resorts LP, Gtd. Notes, Ser. O	Ba1	6.375%	03/15/15		4,715	4,785,725
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes	Ba1	7.875%	05/01/12		3,060	3,258,900
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(d)	Ba1	6.250%	02/15/13		980	1,048,600
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Ba1	5.750%	02/01/18		2,150	2,186,197

						13,911,422

Media & Entertainment — 4.2%
British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A	Baa1	6.100%	02/15/18		210	234,258
CBS Corp., Gtd. Notes	Baa3	8.200%	05/15/14		4,800	5,599,152
CW Media Holdings, Inc. (Canada), Gtd. Notes, PIK, 144A	Ba2	13.500%	08/15/15		12,253	13,906,858
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	5.750%	06/01/11		2,240	2,268,000
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375%	04/01/12		1,100	1,133,000
Historic TW, Inc., Gtd. Notes	Baa2	6.625%	05/15/29		225	248,455
Intelsat Subsidiary Holding Co. SA (Bermuda), Gtd. Notes	B3	8.500%	01/15/13		4,620	4,625,775
LIN Television Corp., Gtd. Notes, Ser. B	B3	6.500%	05/15/13		3,000	3,000,000
LIN Television Corp., Gtd. Notes	B3	6.500%	05/15/13		1,500	1,503,750
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.375%	04/01/21		1,350	1,310,319
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37		435	453,523
News America, Inc., Gtd. Notes	Baa1	6.900%	08/15/39		210	240,433
News America, Inc., Gtd. Notes	Baa1	7.625%	11/30/28		1,415	1,648,948
Rainbow National Services LLC, Gtd. Notes, 144A	Ba3	8.750%	09/01/12		2,285	2,290,713
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Baa3	4.950%	04/01/14		7,000	7,171,794
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Baa3	8.600%	08/15/16		4,750	5,456,073
Time Warner Cos., Inc., Gtd. Notes	Baa2	6.950%	01/15/28		2,153	2,423,339
Time Warner Cos., Inc., Gtd. Notes	Baa2	7.250%	10/15/17		1,440	1,718,810
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	4.375%	09/15/14		860	915,573
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.250%	04/30/16		2,470	2,810,932
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	10/05/37		1,240	1,402,442
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.875%	04/30/36		580	665,464
Vivendi SA (France), Sr. Unsec’d. Notes, 144A	Baa2	5.750%	04/04/13		2,000	2,157,282

						63,184,893

Metals — 2.1%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15		2,100	2,117,484
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	6.125%	06/01/18		1,550	1,651,505
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	8.375%	04/01/17		2,095	2,317,594
Metals USA, Inc., Sr. Sec’d. Notes	B3	11.125%	12/01/15		2,600	2,736,500
Newmont Mining Corp., Gtd. Notes	Baa1	6.250%	10/01/39		2,025	2,201,791
Novelis, Inc. (Canada), Gtd. Notes, 144A(d)	B2	8.375%	12/15/17		3,525	3,648,375
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	A3	9.000%	05/01/19		5,785	7,769,521
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17		525	532,553
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes	Baa2	10.250%	05/15/16		287	355,162
United States Steel Corp., Sr. Unsec’d. Notes	Ba2	7.000%	02/01/18		2,000	2,030,000
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/21/36		690	758,988
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/10/39		1,400	1,546,902
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	5.500%	11/16/11		3,430	3,560,144

						31,226,519

Non-Captive Finance — 2.8%
Ally Financial, Inc., Gtd. Notes	B3	6.875%	09/15/11		2,260	2,322,150
Ally Financial, Inc., Gtd. Notes	B3	7.250%	03/02/11		1,660	1,668,300
American General Finance Corp., Sr. Unsec’d. Notes, MTN	B3	6.900%	12/15/17		2,000	1,615,000
Bosphorus Financial Services Ltd. (Cayman Islands), Sr. Sec’d. Notes, Reg.-S, MTN (a)	Baa2	2.086%	02/15/12		695	685,257
GATX Corp., Sr. Unsec’d. Notes	Baa1	4.750%	10/01/12		1,500	1,571,294
General Electric Capital Australia Funding Pty Ltd. (Australia), Gtd. Notes, MTN	Aa2	6.000%	04/15/15	AUD	4,440	4,355,256

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Captive Finance (continued)
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.875%	01/14/38	$1,675	$1,738,732
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN(h)	Aa2	6.000%	08/07/19	6,315	7,026,012
HSBC Finance Corp., Sr. Sub. Notes, 144A	Baa1	6.676%	01/15/21	460	464,729
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.500%	09/01/14	2,875	3,047,500
International Lease Finance Corp., Sr. Unsec’d. Notes, MTN	B1	5.750%	06/15/11	3,105	3,120,525
Nelnet, Inc., Jr. Sub. Notes(a)	Ba2	7.400%	09/29/36	6,100	5,417,782
Preferred Term Securities X Ltd./Preferred Term Securities X, Inc. (Cayman Islands), Sr. Sec’d. Notes, 144A(a)(b)	Baa3	1.009%	07/03/33	2,607	1,590,449
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.050%	11/14/14	4,150	3,966,089
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18	3,200	3,325,958

					41,915,033

Packaging — 0.7%
Greif, Inc., Sr. Unsec’d. Notes	Ba2	7.750%	08/01/19	3,505	3,837,975
Sealed Air Corp., Sr. Unsec’d. Notes, 144A	Baa3	5.625%	07/15/13	6,600	6,974,114

					10,812,089

Paper — 1.2%
Georgia-Pacific LLC, Gtd. Notes, 144A
(original cost $3,280,629; purchased 10/27/10)(g)	Ba2	5.400%	11/01/20	3,300	3,262,641
Georgia-Pacific LLC, Sr. Unsec’d. Notes	Ba3	8.125%	05/15/11	3,965	4,093,862
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.300%	11/15/39	1,000	1,139,443
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.950%	06/15/18	2,205	2,623,869
MeadWestvaco Corp., Sr. Unsec’d. Notes	Ba1	7.375%	09/01/19	4,400	4,640,297
Rock-Tenn Co., Sr. Sec’d. Notes	Ba2	8.200%	08/15/11	3,000	3,082,500

					18,842,612

Pipelines & Other — 0.3%
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	7.300%	08/15/33	1,550	1,725,310
Sempra Energy, Sr. Unsec’d. Notes	Baa1	6.500%	06/01/16	2,275	2,641,070

					4,366,380

Railroads — 0.1%
Union Pacific Corp., Sr. Unsec’d. Notes(d)	Baa2	5.750%	11/15/17	1,450	1,628,072

Real Estate Investment Trusts — 1.1%
Hospitality Properties Trust, Sr. Unsec’d. Notes	Baa2	7.875%	08/15/14	2,900	3,207,664
Omega Healthcare Investors, Inc., Gtd. Notes, 144A	Ba2	6.750%	10/15/22	1,625	1,610,781
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	5.450%	06/01/12	2,300	2,377,296
ProLogis, Sr. Unsec’d. Notes	Baa2	6.875%	03/15/20	8	8,494
Realty Income Corp., Sr. Unsec’d. Notes	Baa1	6.750%	08/15/19	1,545	1,746,002
Simon Property Group LP, Sr. Unsec’d. Notes(d)	A3	4.200%	02/01/15	765	799,907
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.750%	05/15/14	980	1,103,185
Simon Property Group LP, Sr. Unsec’d. Notes	A3	10.350%	04/01/19	1,685	2,303,730
WEA Finance LLC/WT Finance Aust Pty Ltd., Gtd. Notes, 144A	A2	5.750%	09/02/15	4,000	4,333,288

					17,490,347

Retailers — 1.1%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	09/15/39	2,000	2,136,916
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba1	5.350%	03/15/12	1,800	1,858,500
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba1	5.875%	01/15/13	7,800	8,268,000
Susser Holdings LLC/Susser Finance Corp., Gtd. Notes	B2	8.500%	05/15/16	1,640	1,758,900
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.000%	10/25/40	2,350	2,282,473

					16,304,789

Technology — 2.0%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes(d)	Ba3	8.125%	12/15/17	1,530	1,621,800
Amphenol Corp., Sr. Unsec’d. Notes	Baa2	4.750%	11/15/14	2,475	2,644,087
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	3.375%	11/01/15	600	581,639
Fiserv, Inc., Gtd. Notes	Baa2	3.125%	10/01/15	195	193,086
Fiserv, Inc., Gtd. Notes	Baa2	6.125%	11/20/12	1,600	1,730,363

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Technology (continued)
Motorola, Inc., Sr. Unsec’d. Notes	Baa3	8.000%	11/01/11	$121	$127,432
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, 144A	B+(c)	10.000%	07/15/13	1,789	2,003,680
Seagate HDD Cayman (Cayman Islands), Gtd. Notes, 144A	Ba1	6.875%	05/01/20	3,725	3,557,375
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	6.375%	10/01/11	2,115	2,170,519
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Baa3	10.000%	05/01/14	2,910	3,411,975
Sensata Technologies BV (Netherlands), Gtd. Notes(d)	Caa1	8.000%	05/01/14	2,586	2,715,300
SunGard Data Systems, Inc., Gtd. Notes(d)	Caa1	10.250%	08/15/15	2,610	2,743,763
SunGard Data Systems, Inc., Gtd. Notes	Caa1	10.625%	05/15/15	2,000	2,205,000
SunGard Data Systems, Inc., Sr. Unsec’d. Notes, 144A(d)	Caa1	7.625%	11/15/20	1,700	1,721,250
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	2,000	2,092,728
Xerox Corp., Sr. Unsec’d. Notes	Baa2	5.500%	05/15/12	870	918,905

					30,438,902

Telecommunications — 2.0%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	6.125%	03/30/40	795	843,082
AT&T Corp., Gtd. Notes	A2	8.000%	11/15/31	103	129,459
AT&T, Inc., Sr. Unsec’d. Notes, 144A	A2	5.350%	09/01/40	3,453	3,247,429
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.875%	12/15/30	328	437,169
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A	Baa3	7.750%	05/01/17	3,000	3,277,500
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18	2,960	3,873,308
Embarq Corp., Sr. Unsec’d. Notes (original cost $5,123,868; purchased 05/12/06-01/12/09)(b)(g)	Baa3	7.082%	06/01/16	5,600	6,193,085
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,303,800; purchased 04/22/10)(b)(g)	Baa3	7.995%	06/01/36	1,250	1,364,848
Qwest Capital Funding, Inc., Gtd. Notes	Ba3	7.250%	02/15/11	1,925	1,928,629
Qwest Corp., Sr. Unsec’d. Notes(a)	Baa3	3.552%	06/15/13	3,750	3,918,750
Qwest Corp., Sr. Unsec’d. Notes	Baa3	8.375%	05/01/16	1,100	1,303,500
Qwest Corp., Sr. Unsec’d. Notes	Baa3	8.875%	03/15/12	3,300	3,568,125
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.134%	04/27/20	1,090	1,049,388
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	7.045%	06/20/36	5	5,116

					31,139,388

Tobacco — 0.4%
Altria Group, Inc., Gtd. Notes	Baa1	9.950%	11/10/38	3,715	5,234,925
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	1,370	1,524,440

					6,759,365

TOTAL CORPORATE BONDS (cost $620,845,039)					657,911,470

FOREIGN AGENCIES — 1.7%
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, 144A	Ba1	6.850%	07/02/37	190	174,714
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, Reg.-S, MTN	Ba1	6.850%	07/02/37	4,470	4,110,366
Export-Import Bank of Korea (South Korea), Sr. Unsec’d Notes	A1	4.000%	01/29/21	1,190	1,111,685
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes(d)	A1	5.125%	06/29/20	590	607,502
GAZ Capital SA For Gazprom (Luxembourg), Sec’d. Notes, 144A	Baa1	8.125%	07/31/14	2,810	3,175,300
GAZ Capital SA For Gazprom (Luxembourg), Sec’d. Notes, Reg.-S	Baa1	8.125%	07/31/14	600	676,200
GAZ Capital SA For Gazprom (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	9.250%	04/23/19	4,740	5,824,512
GAZ Capital SA For Gazprom (Luxembourg), Sr. Unsec’d. Notes, Reg.-S	Baa1	9.250%	04/23/19	2,055	2,525,184
Gazprom International SA For Gazprom (Luxembourg), Gtd. Notes, 144A	BBB+(c)	7.201%	02/01/20	846	899,264

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

FOREIGN AGENCIES (continued)	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Korea Expressway Corp. (South Korea), Sr. Unsec’d. Notes, Ser. G, 144A, MTN(d)	A1	4.500%	03/23/15		$1,785	$1,835,202
Korea Finance Corp. (South Korea), Sr. Unsec’d. Notes	A1	3.250%	09/20/16		2,250	2,148,914
Petroleos de Venezuela SA (Venezuela), Sr. Unsec’d. Notes, Ser. 2014	NR	4.900%	10/28/14		1,735	1,084,375
Qtel International Finance Ltd. (Bermuda), Gtd. Notes, 144A	A2	4.750%	02/16/21		1,295	1,235,522

TOTAL FOREIGN AGENCIES (cost $22,887,031)						25,408,740

MUNICIPAL BONDS — 1.0%
Bay Area Toll Authority, Revenue Bonds, BABs	A1	6.907%	10/01/50		1,125	1,116,833
Chicago O’Hare International Airport, Revenue Bonds, BABs	A1	6.395%	01/01/40		1,380	1,341,926
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	Aa2	6.731%	07/01/43		1,375	1,371,700
New Jersey State Turnpike Authority, Revenue Bonds, Ser. 2010A, BABs	A3	7.102%	01/01/41		1,175	1,279,410
New Jersey State Turnpike Authority, Revenue Bonds, Ser. F, BABs	A3	7.414%	01/01/40		2,050	2,261,519
Ohio State University (The), Revenue Bonds, BABs	Aa1	4.910%	06/01/40		695	633,082
Ohio State Water Development Authority, Revenue Bonds, BABs	Aaa	4.879%	12/01/34		450	428,198
Oregon State Department of Transportation, Revenue Bonds, Ser. A, BABs	Aa2	5.834%	11/15/34		615	630,498
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B, BABs	Aa3	5.511%	12/01/45		800	724,312
Regional Transportation District, Revenue Bonds, Ser. 2010B, BABs	Aa2	5.844%	11/01/50		1,000	1,002,060
State of California, General Obligation Unlimited, BABs(d)	A1	7.300%	10/01/39		2,280	2,312,718
State of California, General Obligation Unlimited, BABs(d)	A1	7.625%	03/01/40		725	764,085
Texas State Transportation Commission, Revenue Bonds, Ser. B, BABs	Aaa	5.028%	04/01/26		425	419,092
University of California, Revenue Bonds, BABs	Aa1	5.770%	05/15/43		1,400	1,323,308

TOTAL MUNICIPAL BONDS (cost $15,531,091)						15,608,741

SOVEREIGNS — 2.2%
Argentina Bonos (Argentina), Sr. Unsec’d. Notes	B(c)	7.000%	10/03/15		4,275	4,040,706
Hungary Government Bond (Hungary), Bonds Ser. 15/A	Baa3	8.000%	02/12/15	HUF	693,400	3,351,289
Ser. 19/A	Baa3	6.500%	06/24/19	HUF	682,020	2,964,155
Jamaica Government International Bond (Jamaica), Sr. Unsub. Notes	B3	11.000%	07/27/12	EUR	620	849,390
Mexican Bonos (Mexico), Bonds Ser. M 10	Baa1	8.000%	12/17/15	MXN	32,440	2,805,863
Ser. M 30	Baa1	10.000%	11/20/36	MXN	56,741	5,692,018
Peru Enhanced Pass-Through Finance Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A(i)	Baa3	3.320%	05/31/18		1,482	1,185,799
Poland Government Bond (Poland), Bonds Ser. 1015	A2	6.250%	10/24/15	PLN	9,910	3,468,148
Ser. 1019	A2	5.500%	10/25/19	PLN	10,160	3,328,478
Qatar Government International Bond (Qatar), Sr. Notes, 144A	Aa2	6.400%	01/20/40		2,445	2,652,825
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes, Reg.-S	B2	6.385%	06/26/12		1,340	1,359,832
Venezuela Government International Bond (Venezuela), Sr. Unsec’d. Notes	B2	9.250%	09/15/27		3,180	2,369,100

TOTAL SOVEREIGNS (cost $34,700,832)						34,067,603

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 8.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Mortgage Corp.	4.500%	TBA 30 YR	$10,000	$10,218,750
Federal Home Loan Mortgage Corp.	5.000%	07/01/19	554	591,432
Federal Home Loan Mortgage Corp.	5.500%	10/01/33-06/01/34	3,475	3,768,333
Federal Home Loan Mortgage Corp.	5.500%	TBA 30 YR	23,000	24,509,375
Federal Home Loan Mortgage Corp.	6.000%	11/01/33-06/01/34	3,443	3,789,837
Federal Home Loan Mortgage Corp.	6.000%	TBA 30 YR	1,500	1,624,687
Federal Home Loan Mortgage Corp.	6.500%	07/01/32-09/01/32	1,767	1,986,344
Federal Home Loan Mortgage Corp.	7.000%	10/01/32	261	297,720
Federal National Mortgage Association	4.000%	05/01/19	342	356,960
Federal National Mortgage Association	4.500%	12/01/18-02/01/35	3,045	3,218,961
Federal National Mortgage Association	4.500%	TBA 30 YR	5,250	5,388,631
Federal National Mortgage Association	5.500%	03/01/17-09/01/34	9,832	10,615,236
Federal National Mortgage Association	6.000%	09/01/17-11/01/36	6,711	7,391,278
Federal National Mortgage Association	6.000%	TBA 30 YR	23,000	24,998,125
Federal National Mortgage Association	6.500%	12/01/14-11/01/33	3,924	4,408,710
Federal National Mortgage Association	7.000%	05/01/32-06/01/32	363	413,291
Government National Mortgage Association	4.500%	TBA 30 YR	7,500	7,785,937
Government National Mortgage Association	5.500%	01/15/33-07/15/35	6,068	6,590,854
Government National Mortgage Association	6.000%	12/15/32-11/15/34	5,027	5,588,821
Government National Mortgage Association	6.500%	09/15/32-11/15/33	3,597	4,082,222
Government National Mortgage Association	7.500%	10/15/25-02/15/26	87	100,579

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $124,043,556)				127,726,083

U.S. GOVERNMENT TREASURY SECURITIES — 2.1%
U.S. Treasury Bonds	3.875%	08/15/40	1,710	1,575,071
U.S. Treasury Notes(d)	1.375%	11/30/15	540	524,770
U.S. Treasury Notes	2.125%	12/31/15	805	809,276
U.S. Treasury Notes(d)	2.625%	11/15/20	6,335	5,975,685
U.S. Treasury Strips Coupon(j)	5.000%	11/15/22	37,000	23,098,619

TOTAL U.S. GOVERNMENT TREASURY SECURITIES (cost $32,938,217)				31,983,421

			Shares
PREFERRED STOCK — 0.1%
Banking
Citigroup Capital XIII, 7.875% (Capital Security, fixed to floating preferred)(a) (cost $1,125,000)			45,000	1,210,950

TOTAL LONG-TERM INVESTMENTS (cost $1,326,916,040)				1,396,950,717

SHORT-TERM INVESTMENTS — 15.0%
AFFILIATED MUTUAL FUNDS — 14.9%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (Note 4)(k) (cost $164,700,915)			16,649,555	149,679,501
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (Note 4)(k)(l) (cost $76,436,911; includes $43,659,093 of cash collateral received for securities on loan)			76,436,911	76,436,911

				226,116,412

			Contract
Purchased Option — 0.1%
Call Option
U.S. Long Bond Futures, expiring 02/18/11, Strike Price $120.00 (cost $1,688,640)			500	1,742,187

TOTAL SHORT-TERM INVESTMENTS (cost $242,826,466)				227,858,599

TOTAL INVESTMENTS, BEFORE WRITTEN OPTION — 106.7% (cost $1,569,742,506)				1,624,809,316

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Written Option	Contract	Value (Note 2)
Call Option
U.S. Long Bond Futures, expiring 02/18/11, Strike Price $128.00 (premium received $1,506,673)	500	$(218,750)

TOTAL INVESTMENTS, NET OF WRITTEN OPTION(m) — 106.7% (cost $1,568,235,833)		1,624,590,566
LIABILITIES IN EXCESS OF OTHER ASSETS(n) — (6.7)%		(101,664,969)

NET ASSETS — 100.0%		$1,522,925,597

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
Reg.-S	Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment in Kind
TBA	To Be Announced
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(b)	Indicates a security that has been deemed illiquid.

(c)	Standard & Poor’s Rating.

(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $42,747,647; cash collateral of $43,659,093 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(e)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(g)	Indicates a restricted security; the aggregate original cost of such securities is $11,981,021. The aggregate value of $13,303,737 is approximately 0.9% of net assets.

(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(i)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010.

(j)	Rate shown reflects the effective yield at December 31, 2010.

(k)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund.

(l)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(m)	As of December 31, 2010, 11 securities representing $20,697,082 and 1.4% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(n)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward currency contracts, interest rate and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Long Positions:
563	2 Year U.S. Treasury Notes	Mar. 2011	$123,109,592	$123,244,219	$134,627
1,672	5 Year U.S. Treasury Notes	Mar. 2011	196,962,861	196,825,750	(137,111)
48	10 Year Euro-Bond	Mar. 2011	8,045,738	8,037,737	(8,001)
68	10 Year U.S. Treasury Notes	Mar. 2011	8,097,005	8,189,750	92,745
45	10 Year Gilt	Mar. 2011	8,314,948	8,383,302	68,354
178	U.S. Long Bond	Mar. 2011	22,120,719	21,738,250	(382,469)
87	U.S. Ultra Bond	Mar. 2011	11,337,482	11,057,156	(280,326)

					$(512,181)

Forward currency contracts outstanding at December 31, 2010:

Forward Currency Contract	Counterparty	Notional Amount (000)		Payable at Settlement Date	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar expiring 01/21/11	Goldman Sachs Group LP	AUD	4,555	$4,479,688	$4,645,422	$165,734
Brazilian Real expiring 01/18/11	Citibank NA	BRL	4,058	2,316,000	2,433,918	117,918
Brazilian Real expiring 01/18/11	Citibank NA	BRL	4,311	2,502,800	2,585,941	83,141
Brazilian Real expiring 01/18/11	Warburg Dillon Read	BRL	3,892	2,264,554	2,334,347	69,793
Canadian Dollar expiring 01/20/11	Citibank NA	CAD	11,066	10,988,530	11,124,692	136,162
Chilean Peso expiring 01/07/11	Citibank NA	CLP	755,814	1,561,600	1,614,064	52,464
Chilean Peso expiring 01/07/11	Citibank NA	CLP	1,123,975	2,355,600	2,400,281	44,681
Chilean Peso expiring 03/22/11	Citibank NA	CLP	1,072,993	2,275,700	2,277,526	1,826
Chilean Peso expiring 03/22/11	Goldman Sachs Group LP	CLP	949,717	2,015,529	2,015,863	334
Colombian Peso expiring 02/08/11	Citibank NA	COP	129,342	67,156	67,946	790
Colombian Peso expiring 02/08/11	Citibank NA	COP	4,332,541	2,316,000	2,275,958	(40,042)
Colombian Peso expiring 12/06/11	Citibank NA	COP	4,436,129	2,300,300	2,310,110	9,810

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward Currency Contract	Counterparty	Notional Amount (000)		Payable at Settlement Date	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Czech Koruna expiring 01/24/11	Citibank NA	CZK	56,749	$3,034,100	$3,027,863	$(6,237)
Euro expiring 01/25/11	Citibank NA	EUR	4,689	6,179,239	6,265,678	86,439
Indian Rupee expiring 01/07/11	Morgan Stanley	INR	103,731	2,298,500	2,316,853	18,353
Indian Rupee expiring 01/07/11	UBS AG	INR	70,131	1,561,600	1,566,396	4,796
Indian Rupee expiring 04/07/11	Goldman Sachs Group LP	INR	173,863	3,789,511	3,817,755	28,244
Japanese Yen expiring 01/25/11	Barclays Capital, Inc.	JPY	315,006	3,793,800	3,881,008	87,208
Mexican Peso expiring 01/20/11	Barclays Capital, Inc.	MXN	37,456	3,035,877	3,028,750	(7,127)
Mexican Peso expiring 01/20/11	Citibank NA	MXN	4,181	337,487	338,049	562
New Zealand Dollar expiring 01/21/11	Citibank NA	NZD	5,095	3,793,800	3,962,561	168,761
New Zealand Dollar expiring 01/21/11	Goldman Sachs Group LP	NZD	3,012	2,276,900	2,343,018	66,118
New Zealand Dollar expiring 01/21/11	JPMorgan Chase & Co.	NZD	5,003	3,682,488	3,891,268	208,780
Norwegian Krone expiring 01/24/11	Goldman Sachs Group LP	NOK	67,677	11,256,213	11,584,335	328,122
Peruvian Nuevo Sol expiring 03/07/11	Citibank NA	PEN	10,910	3,895,656	3,876,348	(19,308)
Philippine Peso expiring 03/14/11	UBS AG	PHP	239,435	5,510,590	5,464,768	(45,822)
Polish Zloty expiring 01/24/11	Citibank NA	PLN	15,705	5,169,825	5,296,518	126,693
Polish Zloty expiring 01/24/11	Morgan Stanley	PLN	6,893	2,276,300	2,324,714	48,414
Pound Sterling expiring 01/25/11	Barclays Capital, Inc.	GBP	299	463,687	465,801	2,114
Russian Rouble expiring 01/28/11	Citibank NA	RUB	25,734	835,446	840,458	5,012
Russian Rouble expiring 01/28/11	Goldman Sachs Group LP	RUB	25,734	834,714	840,457	5,743
Russian Rouble expiring 01/28/11	Morgan Stanley	RUB	25,734	834,376	840,458	6,082
Russian Rouble expiring 01/28/11	UBS AG	RUB	25,734	834,173	840,457	6,284
Russian Rouble expiring 06/06/11	Citibank NA	RUB	47,419	1,519,900	1,527,678	7,778
Russian Rouble expiring 06/06/11	Citibank NA	RUB	243,550	7,661,700	7,846,294	184,594
Singapore Dollar expiring 01/21/11	Goldman Sachs Group LP	SGD	10,971	8,341,843	8,549,279	207,436
Singapore Dollar expiring 01/21/11	Morgan Stanley	SGD	9,724	7,585,200	7,577,102	(8,098)
South African Rand expiring 01/28/11	Citibank NA	ZAR	53,924	7,965,133	8,150,646	185,513
South Korean Won expiring 01/28/11	UBS AG	KRW	3,445,137	2,973,534	3,030,522	56,988
South Korean Won expiring 03/07/11	Morgan Stanley	KRW	2,620,272	2,300,300	2,300,947	647
Swedish Krona expiring 01/24/11	Goldman Sachs Group LP	SEK	83,341	12,162,363	12,381,346	218,983

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Forward Currency Contract	Counterparty	Notional Amount (000)		Payable at Settlement Date	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Swiss Franc expiring 01/24/11	Deutsche Bank Securities, Inc.	CHF	9,038	$9,316,410	$9,669,286	$352,876
Turkish Lira expiring 01/28/11	Citibank NA	TRY	37	23,669	23,911	242
Turkish Lira expiring 01/28/11	Goldman Sachs Group LP	TRY	3,530	2,275,600	2,278,855	3,255

				163,263,391	166,235,447	2,972,056

Sold:
Brazilian Real expiring 01/18/11	Citibank NA	BRL	4,071	2,348,900	2,441,723	(92,823)
Chilean Peso expiring 01/07/11	Citibank NA	CLP	930,072	1,874,200	1,986,196	(111,996)
Chilean Peso expiring 01/07/11	Goldman Sachs Group LP	CLP	949,717	2,024,984	2,028,150	(3,166)
Colombian Peso expiring 02/08/11	UBS AG	COP	4,461,883	2,321,600	2,343,903	(22,303)
Colombian Peso expiring 12/06/11	Citibank NA	COP	4,436,129	2,303,286	2,310,110	(6,824)
Czech Koruna expiring 01/24/11	Goldman Sachs Group LP	CZK	2,450	127,818	130,739	(2,921)
Euro expiring 01/20/11	Barclays Capital, Inc.	EUR	2,321	3,035,877	3,100,794	(64,917)
Euro expiring 01/25/11	Citibank NA	EUR	2,297	3,017,100	3,069,757	(52,657)
Hungarian Forint expiring 01/24/11	Citibank NA	HUF	569,543	2,728,175	2,730,844	(2,669)
Hungarian Forint expiring 01/24/11	JPMorgan Chase & Co.	HUF	838,583	3,945,500	4,020,841	(75,341)
Indian Rupee expiring 01/07/11	Goldman Sachs Group LP	INR	173,863	3,840,573	3,883,248	(42,675)
Japanese Yen expiring 01/25/11	Citibank NA	JPY	12,153	144,888	149,732	(4,844)
Japanese Yen expiring 01/25/11	Goldman Sachs Group LP	JPY	123,363	1,517,000	1,519,879	(2,879)
Mexican Peso expiring 01/20/11	UBS AG	MXN	26,666	2,136,531	2,156,230	(19,699)
New Zealand Dollar expiring 01/21/11	Goldman Sachs Group LP	NZD	4,926	3,620,600	3,831,446	(210,846)
Philippine Peso expiring 03/14/11	UBS AG	PHP	106,589	2,413,700	2,432,743	(19,043)
Polish Zloty expiring 01/24/11	Goldman Sachs Group LP	PLN	9,030	3,034,100	3,045,583	(11,483)
Russian Rouble expiring 01/28/11	UBS AG	RUB	101,749	3,240,400	3,323,018	(82,618)

				$43,675,232	$44,504,936	(829,704)

						$2,142,352

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank NA(a)	12/31/20		$18,600	3.409%	3 month LIBOR	$85,812	$—	$85,812
Morgan Stanley Capital Services, Inc.(a)	11/09/15	NZD	14,550	4.610%	3 month New Zealand Bank Bill Rate	(10,317)	—	(10,317)
Morgan Stanley Capital Services, Inc.(a)	12/10/20		24,300	4.903%	3 month LIBOR	117,067	—	117,067
Morgan Stanley Capital Services, Inc.(a)	12/14/20		16,100	4.910%	3 month LIBOR	65,476	—	65,476

						$258,038	$—	$258,038

(a)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding as of December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1):
Barclays Bank PLC	06/20/11	$2,240	5.000%	Gannett Co., Inc., 6.375%, due 04/01/12	$(53,087)	$(16,243)	$(36,844)
Citibank NA	03/20/12	6,900	5.000%	XL Group PLC, 5.250%, due 09/15/14	(384,475)	(170,166)	(214,309)
Citibank NA	06/20/14	4,800	1.000%	CBS Corp., 4.625%, due 05/15/18	(76,276)	261,658	(337,934)
Credit Suisse International	12/20/12	1,500	1.000%	GATX Financial Corp., 5.500%, due 02/15/12	(6,303)	9,904	(16,207)
Credit Suisse International	06/20/14	2,500	1.000%	Centex Corp., 5.250%, due 06/15/15	79,605	(12,084)	91,689
Credit Suisse International	03/20/15	4,695	1.000%	Toll Brothers Financial Corp., 5.150%, due 05/15/15	97,484	30,919	66,565
Deutsche Bank AG	03/20/12	1,100	5.000%	Gannett Co., Inc., 6.375%, due 04/01/12	(62,873)	(14,712)	(48,161)
Deutsche Bank AG	12/20/12	7,800	1.000%	Macy’s Retail Holdings, Inc., 8.000%, due 07/15/12	(54,057)	194,658	(248,715)
Deutsche Bank AG	06/20/13	3,750	1.000%	Qwest Corp., 7.200%, due 11/10/26	(34,067)	46,550	(80,617)
Deutsche Bank AG	06/20/13	6,600	1.000%	Sealed Air Corp., 5.625%, due 07/15/13	(42,618)	69,639	(112,257)
Deutsche Bank AG	09/20/13	2,600	1.000%	Masco Corp., 6.125%, due 10/03/16	36,210	66,875	(30,665)
Deutsche Bank AG	03/20/14	980	7.050%	Starwood Hotels & Resorts Holdings, Inc., 7.875%, due 05/01/12	(195,733)	—	(195,733)
Deutsche Bank AG	06/20/14	7,000	1.000%	R.R. Donnelley & Sons Co., 4.950%, due 04/01/14	165,477	391,270	(225,793)
Deutsche Bank AG	03/20/18	3,700	3.700%	American International Group, Inc., 6.250%, due 05/01/36	(349,828)	—	(349,828)
Goldman Sachs International, Inc.	03/20/14	3,400	0.700%	Duke Energy Corp., 5.650%, due 06/15/13	(47,359)	—	(47,359)
JPMorgan Chase Bank	06/20/14	4,150	5.000%	SLM Corp., 5.125%, due 08/27/12	(352,012)	561,744	(913,756)
JPMorgan Chase Bank	09/20/16	4,750	1.000%	R.R. Donnelley & Sons Co., 4.950%, due 04/01/14	340,756	483,145	(142,389)
JPMorgan Chase Bank	09/20/19	4,400	1.000%	Westvaco Corp., 7.950%, due 02/15/31	276,169	75,508	200,661
Merrill Lynch Capital Services, Inc.	09/20/16	1,000	1.730%	Tyson Foods, Inc., 7.350%, due 04/01/16	6,659	—	6,659

					$(656,328)	$1,978,665	$(2,634,993)

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Counterparty	Termination Date	Notional Amount (000)#(2)		Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Credit Default Swaps on Credit Indices—Buy Protection(1):
Deutsche Bank AG	12/20/15		$35,000	1.000%	CDX.NA.IG.15.V1, 0.000%, due 12/20/15	$(255,260)	$(29,288)	$(225,972)
Morgan Stanley Capital Services, Inc.	06/20/13	EUR	3,700	1.650%	Itraxx Euro, 0.000%, due 06/20/13	(108,425)	(85,407)	(23,018)

						$(363,685)	$(114,695)	$(248,990)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted	prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—other	significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—significant	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	$—	$64,191,267	$55,732,296
Residential Mortgage-Backed Securities	—	73,674,839	—
Bank Loans	—	32,208,095	7,221,737
Collateralized Mortgage Obligations	—	4,574,738	—
Commercial Mortgage-Backed Securities	—	265,430,737	—
Corporate Bonds	—	657,911,470	—
Foreign Agencies	—	25,408,740	—
Municipal Bonds	—	15,608,741	—
Sovereigns	—	32,881,804	1,185,799
U.S. Government Mortgage-Backed Securities	—	127,726,083	—
U.S. Government Treasury Securities	—	31,983,421	—
Preferred Stock	1,210,950	—	—
Affiliated Mutual Funds	226,116,412	—	—
Purchased Option	1,742,187	—	—
Written Option	(218,750)	—	—
Other Financial Instruments*
Futures Contracts	(512,181)	—	—
Forward Currency Contracts	—	2,142,352	—
Interest Rate Swap Agreements	—	258,038	—
Credit Default Swap Agreements	—	(2,836,624)	(47,359)

Total	$228,338,618	$1,331,163,701	$64,092,473

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Non-Residential Mortgage-Backed Securities	Bank Loans	Sovereigns	Credit Default Swaps
Balance as of 12/31/09	$3,372,924	$—	$—	$23,916
Realized gain (loss)	(5,626)	—	—	— **
Change in unrealized appreciation (depreciation)***	411,077	626,384	2,921	(22,304)
Purchases	41,229,397	—	—	—
Sales	(4,231,197)	(859,773)	(125,121)	—
Accrued discount/premium	165,927	—	50,307	—
Transfers into Level 3	14,789,794	7,455,126	1,257,692	(48,971)
Transfers out of Level 3	—	—	—	—

Balance as of 12/31/10	$55,732,296	$7,221,737	$1,185,799	$(47,359)

**	The realized gain incurred during the period for other financial instruments was $10,466.

***	Of which, $1,041,994 was included in Net Assets relating to securities held at the reporting period end.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 5 non-residential mortgage-backed securities, 4 bank loans, 1 sovereign security and 1 credit default swap transferred from Level 2 into Level 3 as a result of using a single broker quote.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 was as follows:

Commercial Mortgage-Backed Securities	17.4%
Affiliated Mutual Funds (including 2.9% of collateral received for securities on loan)	14.9
U.S. Government Mortgage-Backed Securities	8.4
Non-Residential Mortgage-Backed Securities	7.9
Banking	6.0
Residential Mortgage-Backed Securities	4.8
Media & Entertainment	4.2
Electric	3.3
Non-Captive Finance	3.2
Insurance	2.8
Cable	2.6
Technology	2.4
Sovereigns	2.2
Metals	2.1
U.S. Government Treasury Securities	2.1
Telecommunications	2.0
Foods	1.9
Foreign Agencies	1.7
Healthcare & Pharmaceutical	1.7
Chemicals	1.2
Paper	1.2

Retailers	1.2%
Capital Goods	1.1
Healthcare Insurance	1.1
Real Estate Investment Trusts	1.1
Municipal Bonds	1.0
Lodging	0.9
Gaming	0.8
Building Materials & Construction	0.7
Packaging	0.7
Airlines	0.6
Energy – Integrated	0.6
Energy – Other	0.6
Consumer	0.5
Tobacco	0.4
Aerospace & Defense	0.3
Automotive	0.3
Collateralized Mortgage Obligations	0.3
Pipelines & Other	0.3
Purchased Option	0.1
Railroads	0.1

106.7
Liabilities in excess of other assets	(6.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premium paid for swap agreements	$2,191,870		Premium received for swap agreements	$327,900
Credit contracts	Unrealized appreciation on swap agreements	365,574		Unrealized depreciation on swap agreements	3,249,557
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	3,098,690		Unrealized depreciation on forward currency contracts	956,338
Interest rate contracts	Due from broker-variation margin	295,726	*	Due from broker-variation margin	807,907	*
Interest rate contracts	Unrealized appreciation on swap agreements	268,355		Unrealized depreciation on swap agreements	10,317
Interest rate contracts	Unaffiliated investments	1,742,187		Written options outstanding, at value	218,750

Total		$7,962,402			$5,570,769

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value		Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Credit contracts		$—	$—	$—	$(2,602,007)	$(2,602,007)
Foreign exchange contracts		—	—	571,855	—	571,855
Interest rate contracts		(1,795,484)	12,031,095	—	(266,379)	9,969,232

Total		$(1,795,484)	$12,031,095	$571,855	$(2,868,386)	$7,939,080

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Purchased Options	Written Options	Futures	Forward Currency Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$542,686	$542,686
Foreign exchange contracts	—	—	—	2,264,556	—	2,264,556
Interest rate contracts	53,547	1,287,923	797,512	—	967,210	3,106,192

Total	$53,547	$1,287,923	$797,512	$2,264,556	$1,509,896	$5,913,434

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options (Cost)	Written Options (Premium Received)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$387,892	$301,335	$316,461,529	$32,088,692

Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)	Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$94,156,353	$35,524,065	$47,724	$95,152	$668

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010

ASSETS
Investments, at value including securities on loan of $42,747,647:
Unaffiliated investments (cost $1,328,604,680)	$1,398,692,904
Affiliated investments (cost $241,137,826)	226,116,412
Cash	772,387
Receivable for investments sold	21,996,523
Dividends and interest receivable	14,616,598
Unrealized appreciation on forward currency contracts	3,098,690
Premium paid for swap agreements	2,191,870
Due from broker-variation margin	1,070,076
Unrealized appreciation on swap agreements	633,929
Receivable for Series shares sold	29,748
Prepaid expenses	11,771

Total Assets	1,669,230,908

LIABILITIES
Payable for investments purchased	96,788,542
Collateral for securities on loan	43,659,093
Unrealized depreciation on swap agreements	3,259,874
Unrealized depreciation on forward currency contracts	956,338
Management fee payable	516,183
Accrued expenses and other liabilities	489,855
Premium received for swap agreements	327,900
Written options outstanding, at value (premium received $1,506,673)	218,750
Payable for Series shares repurchased	82,737
Deferred trustees’ fees	5,162
Affiliated transfer agent fee payable	877

Total Liabilities	146,305,311

NET ASSETS	$1,522,925,597

Net assets were comprised of:
Paid-in capital	$1,424,504,061
Retained earnings	98,421,536

Net assets, December 31, 2010	$1,522,925,597

Net asset value and redemption price per share, $1,522,925,597 / 130,470,354 outstanding shares of beneficial interest	$11.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Interest	$69,905,356
Affiliated dividend income	2,072,506
Affiliated income from securities loaned, net	90,743

72,068,605

EXPENSES
Management fee	5,860,206
Shareholders’ reports	465,000
Custodian’s fees and expenses	263,000
Audit fee	36,000
Trustees’ fees	23,000
Insurance expenses	21,000
Transfer agent’s fee and expenses (including affiliated expense of $5,000) (Note 4)	11,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	8,000
Miscellaneous	10,085

Total expenses	6,707,291

NET INVESTMENT INCOME	65,361,314

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	25,800,686
Futures transactions	12,031,095
Swap agreement transactions	(2,868,386)
Foreign currency transactions	381,424

35,344,819

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $7,159,308)	38,534,644
Futures	797,512
Swap agreements	1,509,896
Foreign currencies	2,258,700
Written Options	1,287,923

44,388,675

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	79,733,494

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$145,094,808

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$65,361,314	$57,625,062
Net realized gain on investments, swaps and foreign currencies	35,344,819	18,310,042
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	44,388,675	148,179,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	145,094,808	224,114,878

DISTRIBUTIONS	(80,204,850)	(77,854,926)

SERIES SHARE TRANSACTIONS:
Series shares sold [10,945,584 and 10,352,324 shares, respectively]	126,200,132	113,677,834
Series shares issued in reinvestment of distributions [7,014,688 and 7,526,024 shares, respectively]	80,204,850	77,854,926
Series shares repurchased [9,638,967 and 10,529,843 shares, respectively]	(111,838,362)	(109,159,405)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	94,566,620	82,373,355

TOTAL INCREASE IN NET ASSETS	159,456,578	228,633,307
NET ASSETS:
Beginning of year	1,363,469,019	1,134,835,712

End of year	$1,522,925,597	$1,363,469,019

SEE NOTES TO FINANCIAL STATEMENTS.

A50

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.1%
Precision Castparts Corp.	264,457	$36,815,059
United Technologies Corp.	411,599	32,401,073

		69,216,132

Auto Components — 1.2%
Lear Corp.*	406,341	40,109,920

Beverages — 0.9%
Anheuser-Busch InBev NV, ADR (Belgium)	528,337	30,162,759

Biotechnology — 1.0%
Celgene Corp.*	554,129	32,771,189

Capital Markets — 4.4%
Bank of New York Mellon Corp. (The)	1,194,178	36,064,176
Goldman Sachs Group, Inc. (The)	293,746	49,396,327
Morgan Stanley	1,228,800	33,435,648
TD Ameritrade Holding Corp.(a)	1,466,600	27,850,734

		146,746,885

Chemicals — 1.6%
Dow Chemical Co. (The)	1,123,600	38,359,704
Monsanto Co.	227,889	15,870,190

		54,229,894

Commercial Banks — 1.2%
Wells Fargo & Co.	1,303,960	40,409,720

Commercial Services & Supplies — 1.0%
Waste Management, Inc.	934,681	34,461,689

Communications Equipment — 3.6%
Cisco Systems, Inc.*	1,130,378	22,867,547
Juniper Networks, Inc.*	1,232,248	45,494,596
QUALCOMM, Inc.	1,007,273	49,849,941

		118,212,084

Computers & Peripherals — 5.1%
Apple, Inc.*	293,427	94,647,813
Hewlett-Packard Co.	364,137	15,330,168
NetApp, Inc.*	1,091,661	59,997,688

		169,975,669

Diversified Consumer Services — 1.5%
Apollo Group, Inc. (Class A Stock)*	542,950	21,441,095
H&R Block, Inc.	2,389,157	28,454,860

		49,895,955

Diversified Financial Services — 1.9%
JPMorgan Chase & Co.	829,000	35,166,180
Moody’s Corp.(a)	1,071,210	28,429,914

		63,596,094

Electronic Equipment & Instruments — 1.6%
Flextronics International Ltd. (Singapore)*	6,579,992	51,652,937

Energy Equipment & Services — 4.2%
Halliburton Co.	798,363	32,597,161
National Oilwell Varco, Inc.	521,470	35,068,858
Schlumberger Ltd. (Netherlands)	844,491	70,514,998

		138,181,017

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	492,163	$35,539,090
CVS Caremark Corp.	1,009,198	35,089,815

		70,628,905

Food Products — 5.7%
Bunge Ltd. (Bermuda)(a)	633,757	41,523,759
ConAgra Foods, Inc.	1,267,367	28,617,147
Kraft Foods, Inc. (Class A Stock)	1,073,169	33,815,555
Mead Johnson Nutrition Co.	535,430	33,330,518
Smithfield Foods, Inc.*	1,078,723	22,254,055
Tyson Foods, Inc. (Class A Stock)(a)	1,819,256	31,327,588

		190,868,622

Healthcare Providers & Services — 1.1%
Express Scripts, Inc.*	682,307	36,878,693

Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	368,405	28,278,768

Independent Power Producers & Energy Traders — 1.0%
Calpine Corp.*	2,454,230	32,739,428

Insurance — 1.0%
MetLife, Inc.	721,052	32,043,551

Internet & Catalog Retail — 2.3%
Amazon.com, Inc.*	428,181	77,072,580

Internet Software & Services — 4.0%
Baidu, Inc., ADR (Cayman Islands)*	452,330	43,663,415
Google, Inc. (Class A Stock)*	106,685	63,367,689
IAC/InterActiveCorp*	926,251	26,583,404

		133,614,508

IT Services — 3.7%
International Business Machines Corp.	406,216	59,616,260
MasterCard, Inc. (Class A Stock)	161,695	36,237,467
Visa, Inc. (Class A Stock)	381,774	26,869,254

		122,722,981

Life Sciences Tools & Services — 1.1%
Agilent Technologies, Inc.*	883,167	36,589,609

Machinery — 1.8%
Ingersoll-Rand PLC (Ireland)	1,301,908	61,306,848

Media — 5.1%
Comcast Corp. (Class A Stock)	1,976,764	43,429,505
Liberty Global, Inc. (Class C Stock)*(a)	932,945	31,617,506
Viacom, Inc. (Class B Stock)	1,062,600	42,089,586
Walt Disney Co. (The)	1,401,166	52,557,737

		169,694,334

Metals & Mining — 3.1%
Freeport-McMoRan Copper & Gold, Inc.	420,360	50,481,032
Goldcorp, Inc. (Canada)	351,066	16,142,015
Kinross Gold Corp. (Canada)(a)	1,983,500	37,607,160

		104,230,207

Multi-Utilities — 1.0%
CenterPoint Energy, Inc.	974,199	15,314,408
Sempra Energy	322,446	16,921,966

		32,236,374

SEE NOTES TO FINANCIAL STATEMENTS.

A51

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multiline Retail — 1.6%
Dollar General Corp.*(a)	971,523	$29,796,610
Target Corp.	414,197	24,905,666

		54,702,276

Oil, Gas & Consumable Fuels — 11.8%
Anadarko Petroleum Corp.	594,467	45,274,607
Apache Corp.	628,005	74,877,036
Canadian Natural Resources Ltd. (Canada)	939,000	41,710,380
Hess Corp.	333,873	25,554,639
Noble Energy, Inc.	476,967	41,057,319
Occidental Petroleum Corp.	971,479	95,302,090
Southwestern Energy Co.*	819,620	30,678,377
Suncor Energy, Inc. (XNYS) (Canada)	44,678	1,710,721
Suncor Energy, Inc. (XTSE) (Canada)	933,474	35,938,233

		392,103,402

Personal Products — 0.2%
Estee Lauder Cos., Inc. (The) (Class A Stock)	69,121	5,578,065

Pharmaceuticals — 5.8%
Allergan, Inc.	458,075	31,456,010
Merck & Co., Inc.	881,947	31,785,370
Pfizer, Inc.	1,798,734	31,495,832
Shire PLC, ADR (United Kingdom)(a)	440,852	31,908,868
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1,275,532	66,493,483

		193,139,563

Road & Rail — 0.8%
CSX Corp.	397,824	25,703,409

Software — 7.0%
CA, Inc.	2,123,100	51,888,564
Oracle Corp.	1,662,132	52,024,732
Red Hat, Inc.*	353,993	16,159,780
Salesforce.com, Inc.*	208,317	27,497,844
Symantec Corp.*	1,361,694	22,794,757
VMware, Inc. (Class A Stock)*(a)	686,038	60,995,639

		231,361,316

Textiles, Apparel & Luxury Goods — 3.8%
Coach, Inc.	708,587	39,191,947
NIKE, Inc. (Class B Stock)(a)	595,752	50,889,136
Polo Ralph Lauren Corp.	330,109	36,615,690

		126,696,773

Wireless Telecommunication Services — 0.9%
NII Holdings, Inc.*	676,990	30,234,373

TOTAL LONG-TERM INVESTMENTS (cost $2,403,284,111)		3,228,046,529

SHORT-TERM INVESTMENT — 10.1%
	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 —Prudential Core Taxable Money Market Fund (cost $336,040,976; includes $190,158,833 of cash collateral for securities on loan)(b)(w)(Note 4)	336,040,976	$336,040,976

TOTAL INVESTMENTS — 107.2% (cost $2,739,325,087)		3,564,087,505
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.2)%		(237,842,061)

NET ASSETS — 100.0%		$3,326,245,444

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
XNYS	New York Stock Exchange
XTSE	Toronto Stock Exchange

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $185,041,941; cash collateral of $190,158,833 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$3,228,046,529	$—	$—
Affiliated Money Market Mutual Fund	336,040,976	—	—

Total	$3,564,087,505	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A52

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Oil, Gas & Consumable Fuels	11.8%
Affiliated Money Market Mutual Fund (5.7% represents investments purchased with collateral from securities on loan)	10.1
Software	7.0
Pharmaceuticals	5.8
Food Products	5.7
Computers & Peripherals	5.1
Media	5.1
Capital Markets	4.4
Energy Equipment & Services	4.2
Internet Software & Services	4.0
Textiles, Apparel & Luxury Goods	3.8
IT Services	3.7
Communications Equipment	3.6
Metals & Mining	3.1
Internet & Catalog Retail	2.3
Food & Staples Retailing	2.1
Aerospace & Defense	2.1
Diversified Financial Services	1.9

Machinery	1.8%
Multiline Retail	1.6
Chemicals	1.6
Electronic Equipment & Instruments	1.6
Diversified Consumer Services	1.5
Commercial Banks	1.2
Auto Components	1.2
Healthcare Providers & Services	1.1
Life Sciences Tools & Services	1.1
Commercial Services & Supplies	1.0
Biotechnology	1.0
Independent Power Producers & Energy Traders	1.0
Multi-Utilities	1.0
Insurance	1.0
Wireless Telecommunication Services	0.9
Beverages	0.9
Hotels, Restaurants & Leisure	0.9
Road & Rail	0.8
Personal Products	0.2

107.2
Liabilities in excess of other assets	(7.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A53

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments at value, including securities on loan of $185,041,941:
Unaffiliated investments (cost $2,403,284,111)	$3,228,046,529
Affiliated investments (cost $336,040,976)	336,040,976
Receivable for investments sold	8,485,902
Dividends receivable	2,873,499
Receivable for Series shares sold	357,251
Prepaid expenses	23,169

Total Assets	3,575,827,326

LIABILITIES
Collateral for securities on loan	190,158,833
Payable for investments purchased	35,877,897
Payable to custodian	21,147,812
Management fee payable	1,258,979
Payable for Series shares repurchased	675,856
Accrued expenses and other liabilities	459,597
Deferred trustees’ fees	1,383
Affiliated transfer agent fees payable	877
Distribution fee payable	405
Administration fee payable	243

Total Liabilities	249,581,882

NET ASSETS	$3,326,245,444

Net assets were comprised of:
Paid-in capital	$3,037,896,604
Retained earnings	288,348,840

Net assets, December 31, 2010	$3,326,245,444

Class I:
Net asset value and redemption price per share, $3,324,318,127 / 134,292,349 outstanding shares of beneficial interest	$24.75

Class II:
Net asset value and redemption price per share, $1,927,317 / 77,103 outstanding shares of beneficial interest	$25.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of $692,993 foreign withholding tax)	$36,641,809
Affiliated income from securities lending, net	255,403
Affiliated dividend income	148,700

37,045,912

EXPENSES
Management fee	13,942,678
Distribution fee—Class II	2,947
Administration fee—Class II	1,768
Shareholders’ reports	449,000
Custodian’s fees and expenses	369,000
Insurance expenses	41,000
Trustees’ fees	40,000
Audit fee	22,000
Legal fees and expenses	20,000
Commitment fee on syndicated credit agreement	13,000
Transfer agent’s fees and expenses (including affiliated expense of $5,000) (Note 4)	11,000
Loan interest expense (Note 8)	56
Miscellaneous	19,309

Total expenses	14,931,758

NET INVESTMENT INCOME	22,114,154

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	255,885,652
Foreign currency transactions	(58,887)

255,826,765

Net change in unrealized appreciation (depreciation) on:
Investments	77,325,347
Foreign currencies	997

77,326,344

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	333,153,109

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$355,267,263

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$22,114,154	$24,402,578
Net realized gain (loss) on investment and foreign currency transactions	255,826,765	(317,134,966)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	77,326,344	1,193,067,370

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	355,267,263	900,334,982

DISTRIBUTIONS
Class I	(24,392,657)	(43,394,722)
Class II	(1,854)	(3,037)

TOTAL DISTRIBUTIONS	(24,394,511)	(43,397,759)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	22,052,724	26,713,318
Series shares issued in reinvestment of distributions	24,394,511	43,397,759
Series shares repurchased	(246,614,547)	(252,864,006)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(200,167,312)	(182,752,929)

TOTAL INCREASE IN NET ASSETS	130,705,440	674,184,294
NET ASSETS:
Beginning of year	3,195,540,004	2,521,355,710

End of year	$3,326,245,444	$3,195,540,004

SEE NOTES TO FINANCIAL STATEMENTS.

A54

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 94.8%
COMMON STOCKS — 64.7%	Shares	Value (Note 2)

Aerospace & Defense — 1.3%
BAE Systems PLC (United Kingdom)	29,133	$149,889
General Dynamics Corp.	159,900	11,346,504
HEICO Corp.	5,000	255,150
Honeywell International, Inc.	147,800	7,857,048
ITT Corp.	15,100	786,861
L-3 Communications Holdings, Inc.	24,100	1,698,809
Northrop Grumman Corp.	79,200	5,130,576
Raytheon Co.	164,100	7,604,394
Safran SA (France)	3,415	120,933
United Technologies Corp.	51,000	4,014,720

		38,964,884

Air Freight & Logistics — 0.6%
Atlas Air Worldwide Holdings, Inc.(a)	15,000	837,450
FedEx Corp.	41,300	3,841,313
United Parcel Service, Inc. (Class B Stock)	193,100	14,015,198

		18,693,961

Airlines
Cathay Pacific Airways Ltd. (Hong Kong)	26,000	71,750
Deutsche Lufthansa AG (Germany)(a)	803	17,550
Qantas Airways Ltd. (Australia)(a)	9,425	24,485
Singapore Airlines Ltd. (Singapore)	6,000	71,532

		185,317

Auto Components — 0.6%
Johnson Controls, Inc.	361,500	13,809,300
Toyota Industries Corp. (Japan)	200	6,210
TRW Automotive Holdings Corp.(a)	94,800	4,995,960

		18,811,470

Automobiles — 0.1%
Bayerische Motoren Werke AG (Germany)	725	57,015
Daimler AG (Germany)(a)	2,116	143,446
Fiat SpA (Italy)	212	4,371
Fuji Heavy Industries Ltd. (Japan)	9,000	69,836
Honda Motor Co. Ltd. (Japan)	3,200	126,715
Isuzu Motors Ltd. (Japan)	7,000	31,814
Nissan Motor Co. Ltd. (Japan)	9,700	92,353
Peugeot SA (France)(a)	1,218	46,241
Renault SA (France)(a)	849	49,352
Thor Industries, Inc.	47,600	1,616,496
Toyota Motor Corp. (Japan)	1,800	71,388
Volkswagen AG (Germany)	54	7,642

		2,316,669

Beverages — 1.7%
Anheuser-Busch InBev NV (Belgium)	999	57,137
Asahi Breweries Ltd. (Japan)	1,000	19,374
Coca-Cola Co. (The)	407,400	26,794,698
Coca-Cola Enterprises, Inc.	54,200	1,356,626
Coca-Cola West Co. Ltd. (Japan)	4,800	86,966
Diageo PLC (United Kingdom)	4,395	81,198
Dr Pepper Snapple Group, Inc.	59,400	2,088,504
Heineken Holding NV (Netherlands)	886	38,509

COMMON STOCKS (continued)	Shares	Value (Note 2)

Beverages (continued)
Molson Coors Brewing Co. (Class B Stock)	102,600	$5,149,494
PepsiCo, Inc.	256,920	16,784,584

		52,457,090

Biotechnology — 0.6%
Amgen, Inc.(a)	97,508	5,353,189
Biogen Idec, Inc.(a)	27,900	1,870,695
Celgene Corp.(a)	181,800	10,751,652

		17,975,536

Building Products
Asahi Glass Co. Ltd. (Japan)	3,000	35,066
Geberit AG (Switzerland)	117	27,054

		62,120

Capital Markets — 1.2%
3i Group PLC (United Kingdom)	14,120	72,317
Ameriprise Financial, Inc.	112,100	6,451,355
Bank of New York Mellon Corp. (The)	80,800	2,440,160
Credit Suisse Group AG (Switzerland)	2,510	101,125
Deutsche Bank AG (Germany)	3,607	188,464
Franklin Resources, Inc.	33,300	3,703,293
Goldman Sachs Group, Inc. (The)	77,700	13,066,032
Macquarie Group Ltd. (Australia)	1,723	65,222
Morgan Stanley	352,690	9,596,695
TICC Capital Corp.	18,500	207,385

		35,892,048

Chemicals — 1.7%
Air Water, Inc. (Japan)	1,000	12,773
Albemarle Corp.	25,200	1,405,656
Asahi Kasei Corp. (Japan)	15,000	97,918
BASF SE (Germany)	2,510	200,242
Cabot Corp.	57,700	2,172,405
Celanese Corp., Ser. A	124,000	5,105,080
CF Industries Holdings, Inc.	53,300	7,203,495
Cytec Industries, Inc.	10,200	541,212
E.I. du Pont de Nemours & Co.(b)	109,600	5,466,848
Ecolab, Inc.	114,200	5,757,964
Incitec Pivot Ltd. (Australia)	2,587	10,478
International Flavors & Fragrances, Inc.	29,300	1,628,787
Israel Chemicals Ltd. (Israel)	1,942	33,291
K+S AG (Germany)	1,243	93,616
Lanxess AG (Germany)	779	61,522
Linde AG (Germany)	174	26,402
Lubrizol Corp.	25,300	2,704,064
Mitsubishi Chemical Holdings Corp. (Japan)	18,000	122,158
Mosaic Co. (The)	71,600	5,467,376
Nalco Holding Co.	155,400	4,963,476
Novozymes A/S (Denmark) (Class B Stock)	265	36,913
PolyOne Corp.(a)	22,200	277,278
Praxair, Inc.(b)	91,700	8,754,599
Teijin Ltd. (Japan)	3,000	12,822
Ube Industries Ltd. (Japan)	2,000	6,011
Yara International ASA (Norway)	1,593	92,139

		52,254,525

SEE NOTES TO FINANCIAL STATEMENTS.

A55

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks — 2.1%
Australia & New Zealand Banking Group Ltd. (Australia)	7,578	$180,980
Banco Bilbao Vizcaya Argentaria SA (Spain)	5,384	54,392
Banco Santander SA (Spain)	10,214	108,210
Bank of Cyprus Public Co. Ltd. (Cyprus)	2,154	7,426
Barclays PLC (United Kingdom)	45,693	186,398
Bendigo and Adelaide Bank Ltd. (Australia)	5,887	59,911
BNP Paribas (France)	3,108	197,736
Chiba Bank Ltd. (The) (Japan)	4,000	26,013
Chuo Mitsui Trust Holdings, Inc. (Japan)	17,000	70,563
Commonwealth Bank of Australia (Australia)	2,023	105,049
Dexia SA (Belgium)(a)	1,732	6,018
DnB NOR ASA (Norway)	3,691	51,806
Fifth Third Bancorp	27,300	400,764
Fulton Financial Corp.	179,300	1,853,962
Hachijuni Bank, Ltd. (The) (Japan)	6,000	33,551
HSBC Holdings PLC (United Kingdom)	20,131	204,355
Huntington Bancshares, Inc.	192,200	1,320,414
KBC Groep NV (Belgium)(a)	1,796	61,200
Mitsubishi UFJ Financial Group, Inc. (Japan)	14,200	76,780
Mizuho Financial Group, Inc. (Japan)	43,900	82,728
Nordea Bank AB (Sweden)	14,461	157,282
PNC Financial Services Group, Inc.	161,100	9,781,992
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	12,992	108,369
Societe Generale (France)	3,687	198,163
Sumitomo Mitsui Financial Group, Inc. (Japan)	6,300	224,407
Svenska Handelsbanken AB (Sweden) (Class A Stock)	2,597	82,980
Swedbank AB (Sweden) (Class A Stock)(a)	8,287	115,576
U.S. Bancorp	441,632	11,910,815
Wells Fargo & Co.	1,200,112	37,191,471
Westpac Banking Corp. (Australia)	4,204	95,500
Yamaguchi Financial Group, Inc. (Japan)	8,000	80,995

		65,035,806

Commercial Services & Supplies — 0.1%
Avery Dennison Corp.	39,900	1,689,366
Brambles Ltd. (Australia)	5,990	43,621
Republic Services, Inc.	11,100	331,446
RR Donnelley & Sons Co.	101,600	1,774,952
Societe BIC SA (France)	191	16,417

		3,855,802

Communications Equipment — 1.1%
Acme Packet, Inc.(a)	68,300	3,630,828
Cisco Systems, Inc.(a)	582,400	11,781,952

COMMON STOCKS (continued)	Shares	Value (Note 2)

Communications Equipment (continued)
Comtech Telecommunications Corp.	14,600	$404,858
F5 Networks, Inc.(a)	34,400	4,477,504
Harris Corp.	127,900	5,793,870
Juniper Networks, Inc.(a)	92,500	3,415,100
Nokia OYJ (Finland)	4,020	41,579
QUALCOMM, Inc.	115,400	5,711,146

		35,256,837

Computers & Peripherals — 3.1%
Apple, Inc.(a)	165,300	53,319,168
Dell, Inc.(a)	344,800	4,672,040
EMC Corp.(a)	495,600	11,349,240
Hewlett-Packard Co.	616,865	25,970,016
Logitech International SA (Switzerland)(a)	311	5,921
Seiko Epson Corp. (Japan)	400	7,292

		95,323,677

Construction & Engineering — 0.1%
Balfour Beatty PLC (United Kingdom)	1,773	8,649
Chicago Bridge & Iron Co. NV (Netherlands) (Class Y Stock)(a)	17,100	562,590
KBR, Inc.	36,600	1,115,202
Vinci SA (France)	465	25,278

		1,711,719

Construction Materials
Imerys SA (France)	98	6,533

Consumer Finance — 0.6%
American Express Co.	251,200	10,781,504
Capital One Financial Corp.	176,100	7,494,816
SLM Corp.(a)	85,700	1,078,963

		19,355,283

Containers & Packaging
Rexam PLC (United Kingdom)	21,194	109,935

Distributors — 0.1%
Genuine Parts Co.(b)	16,200	831,708
Jardine Cycle & Carriage Ltd. (Singapore)	1,000	28,519
LKQ Corp.(a)	50,400	1,145,088

		2,005,315

Diversified Consumer Services — 0.2%
DeVry, Inc.	37,300	1,789,654
H&R Block, Inc.	229,100	2,728,581

		4,518,235

Diversified Financial Services — 3.1%
Bank of America Corp.	2,555,082	34,084,794
Citigroup, Inc.(a)	4,921,700	23,279,641
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	5,000	113,408
ING Groep NV (Netherlands)(a)	19,577	190,452
JPMorgan Chase & Co.	887,694	37,655,979
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	1,330	52,748
ORIX Corp. (Japan)	860	84,634
Pohjola Bank PLC (Finland)	1,102	13,209

		95,474,865

SEE NOTES TO FINANCIAL STATEMENTS.

A56

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Telecommunication Services — 2.1%
AboveNet, Inc.	4,600	$268,916
AT&T, Inc.	1,209,647	35,539,429
France Telecom SA (France)	4,928	102,698
Koninklijke KPN NV (Netherlands)	2,187	31,914
Nippon Telegraph & Telephone Corp. (Japan)	3,400	153,898
Swisscom AG (Switzerland)	157	69,029
Tele2 AB (Sweden) (Class B Stock)	342	7,099
Telecom Corp. of New Zealand Ltd. (New Zealand)	3,940	6,662
Telefonica SA (Spain)	10,977	248,854
Telenor ASA (Norway)	2,850	46,303
Teliasonera AB (Sweden)	4,550	36,058
Telstra Corp. Ltd. (Australia)	21,779	62,149
Verizon Communications, Inc.	782,188	27,986,687

		64,559,696

Electric Utilities — 0.8%
Cheung Kong Holdings Ltd. (Hong Kong)	2,000	9,160
DPL, Inc.	66,600	1,712,286
E.ON AG (Germany)	2,976	91,209
Enel SpA (Italy)	38,358	191,706
Entergy Corp.	129,300	9,158,319
Exelon Corp.	227,500	9,473,100
Fortum OYJ (Finland)	171	5,148
Iberdrola SA (Spain)	2,802	21,598
Kansai Electric Power Co., Inc. (The) (Japan)	1,800	44,429
NextEra Energy, Inc.(b)	58,700	3,051,813
SP Ausnet (Australia)(c)	20,550	18,286
Tohoku Electric Power Co., Inc. (Japan)	4,100	91,403

		23,868,457

Electrical Equipment — 0.8%
ABB Ltd. (Switzerland)	3,951	88,021
AMETEK, Inc.	33,300	1,307,025
Cooper Industries PLC	41,800	2,436,522
Emerson Electric Co.	172,200	9,844,674
Legrand SA (France)	1,036	42,190
Mitsubishi Electric Corp. (Japan)	16,000	167,902
Polypore International, Inc.(a)	17,400	708,702
Rockwell Automation, Inc.	146,900	10,534,199
Schneider Electric SA (France)	610	91,297
Ushio, Inc. (Japan)	200	3,813

		25,224,345

Electrical Utilities — 0.3%
Duke Energy Corp.	449,300	8,002,033

Electronic Equipment & Instruments — 0.4%
Corning, Inc.	402,500	7,776,300
Hamamatsu Photonics KK (Japan)	1,600	58,490
Hitachi High-Technologies Corp. (Japan)	1,300	30,390
Hitachi, Ltd. (Japan)	17,000	90,664
Ingram Micro, Inc. (Class A Stock)(a)	11,300	215,717
Itron, Inc.(a)	28,300	1,569,235
Jabil Circuit, Inc.	96,100	1,930,649

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment & Instruments (continued)
Keyence Corp. (Japan)	400	$115,876
Kyocera Corp. (Japan)	400	40,843
Murata Manufacturing Co. Ltd. (Japan)	800	56,066

		11,884,230

Energy Equipment & Services — 1.3%
Dril-Quip, Inc.(a)	9,800	761,656
Halliburton Co.	421,200	17,197,596
Helmerich & Payne, Inc.	67,300	3,262,704
McDermott International, Inc.(a)	105,900	2,191,071
Nabors Industries Ltd.(a)	151,900	3,563,574
Oil States International, Inc.(a)	20,200	1,294,618
Petrofac Ltd. (United Kingdom)	2,143	53,024
RPC, Inc.	59,250	1,073,610
Schlumberger Ltd.	108,900	9,093,150
SEACOR Holdings, Inc.	12,700	1,283,843

		39,774,846

Food & Staples Retailing — 1.1%
Aeon Co. Ltd. (Japan)	8,700	108,871
CVS Caremark Corp.	107,800	3,748,206
Delhaize Group SA (Belgium)	198	14,624
Kesko OYJ (Finland) (Class B Stock)	712	33,234
Kroger Co. (The)	321,300	7,184,268
Metro AG (Germany)	1,218	87,696
Tesco PLC (United Kingdom)	10,556	69,945
Wal-Mart Stores, Inc.	396,200	21,367,066
Woolworths Ltd. (Australia)	955	26,344

		32,640,254

Food Products — 1.2%
Archer-Daniels-Midland Co.	185,500	5,579,840
Associated British Foods PLC (United Kingdom)	3,426	63,082
ConAgra Foods, Inc.	189,400	4,276,652
Corn Products International, Inc.	26,000	1,196,000
Danone (France)	1,197	75,211
Dean Foods Co.(a)	691,800	6,115,512
Hormel Foods Corp.	21,800	1,117,468
Kraft Foods, Inc. (Class A Stock)	15,400	485,254
Lindt & Spruengli AG (Switzerland)	2	64,385
Nestle SA (Switzerland)	4,078	238,792
Ralcorp Holdings, Inc.(a)(b)	25,800	1,677,258
Sara Lee Corp.	113,000	1,978,630
Smithfield Foods, Inc.(a)	266,400	5,495,832
Tyson Foods, Inc. (Class A Stock)	551,500	9,496,830
Unilever NV (Netherlands)	4,435	138,088
Unilever PLC (United Kingdom)	6,509	199,208

		38,198,042

Gas Utilities — 0.1%
AGL Resources, Inc.	33,300	1,193,805
Enagas (Spain)	1,101	21,944
Energen Corp.	52,100	2,514,346
ONEOK, Inc.	3,800	210,786
Osaka Gas Co. Ltd. (Japan)	10,000	38,798
Snam Rete Gas SpA (Italy)	5,632	27,997
Tokyo Gas Co. Ltd. (Japan)	5,000	22,170

		4,029,846

SEE NOTES TO FINANCIAL STATEMENTS.

A57

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies — 1.3%
Becton, Dickinson & Co.	132,500	$11,198,900
CareFusion Corp.(a)	124,700	3,204,790
Coloplast A/S (Denmark) (Class B Stock)	636	86,426
Covidien PLC	125,900	5,748,594
Intuitive Surgical, Inc.(a)	37,200	9,588,300
Medtronic, Inc.	164,600	6,105,014
Sirona Dental Systems, Inc.(a)	40,000	1,671,200
St. Jude Medical, Inc.(a)	40,100	1,714,275
Stryker Corp.	34,400	1,847,280

		41,164,779

Healthcare Providers & Services — 1.7%
Aetna, Inc.	293,400	8,951,634
Cardinal Health, Inc.	63,400	2,428,854
Coventry Health Care, Inc.(a)	120,600	3,183,840
Humana, Inc.(a)	67,300	3,684,002
Medco Health Solutions, Inc.(a)	186,400	11,420,728
UnitedHealth Group, Inc.	420,900	15,198,699
WellPoint, Inc.(a)	111,000	6,311,460

		51,179,217

Healthcare Technology
SXC Health Solutions Corp. (Canada)(a)	9,400	402,884

Hotels, Restaurants & Leisure — 1.5%
Accor SA (France)	1,389	61,809
BJ’s Restaurants, Inc.(a)	3,800	134,634
Carnival Corp.	298,700	13,773,057
CEC Entertainment, Inc.(a)	19,800	768,834
Darden Restaurants, Inc.	41,100	1,908,684
Intercontinental Hotels Group PLC (United Kingdom)	341	6,608
McDonald’s Corp.	219,500	16,848,820
OPAP SA (Greece)	572	9,891
SJM Holdings Ltd. (Hong Kong)	45,000	71,441
Starbucks Corp.	201,700	6,480,621
Thomas Cook Group PLC (United Kingdom)	19,876	58,785
TUI AG (Germany)(a)	1,496	20,991
Wynn Macau Ltd.	31,200	69,844
Yum! Brands, Inc.	102,600	5,032,530

		45,246,549

Household Durables
Panasonic Corp. (Japan)	500	7,100
Sekisui Chemical Co. Ltd. (Japan)	4,000	28,723
Tempur-Pedic International, Inc.(a)	26,800	1,073,608

		1,109,431

Household Products — 1.4%
Colgate-Palmolive Co.	61,100	4,910,607
Henkel AG & Co. KGaA (Germany)	717	36,998
Kimberly-Clark Corp.	106,100	6,688,544
Procter & Gamble Co. (The)	500,905	32,223,219
Reckitt Benckiser Group PLC (United Kingdom)	3,055	167,896

		44,027,264

COMMON STOCKS (continued)	Shares	Value (Note 2)

Independent Power Producers & Energy Traders — 0.1%
Constellation Energy Group, Inc.	50,100	$1,534,563

Industrial Conglomerates — 1.9%
3M Co.	174,200	15,033,460
General Electric Co.	2,413,500	44,142,915
Hutchison Whampoa, Ltd. (Hong Kong)	4,000	41,169
Siemens AG (Germany)	1,787	221,366
Smiths Group PLC (United Kingdom)	941	18,266

		59,457,176

Insurance — 2.1%
ACE Ltd.	117,800	7,333,050
Aflac, Inc.	30,300	1,709,829
Ageas (Belgium)	4,254	9,721
Allianz SE (Germany)	1,512	179,683
Allstate Corp. (The)	114,200	3,640,696
Assurant, Inc.	66,000	2,542,320
Aviva PLC (United Kingdom)	21,909	134,241
AXA SA (France)	1,014	16,870
Berkshire Hathaway, Inc. (Class B Stock)(a)	309,900	24,826,089
Chubb Corp. (The)	114,300	6,816,852
Everest Re Group Ltd.	35,300	2,994,146
Hannover Rueckversicherung AG (Germany)	1,517	81,361
Legal & General Group PLC (United Kingdom)	26,493	39,963
Montpelier Re Holdings Ltd.	37,000	737,780
Muenchener Rueckversicherungs AG (Germany)	602	91,266
Old Mutual PLC (United Kingdom)	48,553	93,185
RSA Insurance Group PLC (United Kingdom)	31,521	61,528
SCOR SE (France)	2,878	73,072
Swiss Reinsurance Co. Ltd. (Switzerland)	3,207	172,526
Transatlantic Holdings, Inc.	15,800	815,596
Travelers Cos., Inc. (The)	107,600	5,994,396
Unum Group	252,100	6,105,862

		64,470,032

Internet & Catalog Retail
Dena Co. Ltd. (Japan)	200	7,173
Liberty Media Corp. - Interactive, Ser. A(a)	38,600	608,722
priceline.com, Inc.(a)	800	319,640
Shutterfly, Inc.(a)	12,200	427,366

		1,362,901

Internet Software & Services — 0.9%
Akamai Technologies, Inc.(a)	141,400	6,652,870
AOL, Inc.(a)	54,600	1,294,566
Google, Inc. (Class A Stock)(a)	30,500	18,116,085
VistaPrint NV (Netherlands)(a)	24,400	1,122,400
Yahoo!, Inc.(a)	58,000	964,540

		28,150,461

SEE NOTES TO FINANCIAL STATEMENTS.

A58

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services — 1.5%
Computer Sciences Corp.	145,000	$7,192,000
International Business Machines Corp.	165,300	24,259,428
Itochu Techno-Solutions Corp. (Japan)	1,200	45,006
OBIC Co. Ltd. (Japan)	220	45,306
SRA International, Inc. (Class A Stock)(a)	14,800	302,660
Visa, Inc. (Class A Stock)	193,800	13,639,644

		45,484,044

Leisure Equipment & Products
Sega Sammy Holdings, Inc. (Japan)	5,200	98,953

Life Sciences Tools & Services — 0.8%
Agilent Technologies, Inc.(a)	107,900	4,470,297
Bruker Corp.(a)	62,100	1,030,860
Life Technologies Corp.(a)	111,600	6,193,800
Thermo Fisher Scientific, Inc.(a)	235,900	13,059,424

		24,754,381

Machinery — 2.0%
Atlas Copco AB (Sweden) (Class B Stock)	1,782	40,300
Atlas Copco AB (Sweden) (Class A Stock)	3,853	97,218
Caterpillar, Inc.	8,500	796,110
Cosco Corp. Singapore Ltd. (Singapore)	6,000	10,005
Danaher Corp.	91,400	4,311,338
Deere & Co.	150,800	12,523,940
Dover Corp.	126,400	7,388,080
Eaton Corp.	121,200	12,303,012
FANUC Ltd. (Japan)	700	107,513
Gardner Denver, Inc.	7,100	488,622
Illinois Tool Works, Inc.	113,700	6,071,580
Invensys PLC (United Kingdom)	9,328	51,512
Kennametal, Inc.	32,300	1,274,558
Komatsu Ltd. (Japan)	2,500	75,656
Kone OYJ (Finland) (Class B Stock)	1,101	61,205
Metso OYJ (Finland)	327	18,265
Oshkosh Corp.(a)	97,700	3,442,948
Parker Hannifin Corp.	108,800	9,389,440
Scania AB (Sweden) (Class B Stock)	1,576	36,250
SKF AB (Sweden) (Class B Stock)	3,942	112,300
SMC Corp. (Japan)	400	68,531
Timken Co.	19,900	949,827
WABCO Holdings, Inc.(a)	6,900	420,417
Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	27,000	40,184

		60,078,811

Marine
Kuehne + Nagel International AG (Switzerland)	512	71,187
Neptune Orient Lines Ltd. (Singapore)(a)	19,000	32,275
Nippon Yusen KK (Japan)	11,000	48,774
Orient Overseas International Ltd. (Hong Kong)	7,500	72,754

		224,990

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media — 1.6%
British Sky Broadcasting Group PLC (United Kingdom)	1,673	$19,197
Comcast Corp. (Class A Stock)	674,673	14,822,566
DIRECTV (Class A Stock)(a)	64,700	2,583,471
Fuji Media Holdings, Inc. (Japan)	35	55,352
ITV PLC (United Kingdom)(a)	60,022	65,553
Liberty Media Corp. - Starz, Ser. A(a)	18,900	1,256,472
News Corp. (Class A Stock)	622,900	9,069,424
Societe Television Francaise 1 (France)	2,802	48,676
Time Warner, Inc.	337,266	10,849,847
Viacom, Inc. (Class B Stock)	150,600	5,965,266
Vivendi SA (France)	3,892	105,058
Walt Disney Co. (The)	74,600	2,798,246
WPP PLC (United Kingdom)	2,996	36,878

		47,676,006

Metals & Mining — 0.6%
Alcoa, Inc.	846,500	13,027,635
Alumina Ltd. (Australia)	1,408	3,571
Anglo American PLC (United Kingdom)	1,625	84,505
BHP Billiton Ltd. (Australia)	8,938	413,665
BHP Billiton PLC (Australia)	5,073	201,765
Daido Steel Co. Ltd. (Japan)	6,000	35,251
Fresnillo PLC (United Kingdom)	1,957	50,893
Mitsubishi Materials Corp. (Japan)(a)	13,000	41,471
Newmont Mining Corp.	26,600	1,634,038
OZ Minerals Ltd. (Australia)	81,732	143,784
Rio Tinto Ltd. (Australia)	2,057	179,820
Rio Tinto PLC (United Kingdom)	2,259	158,014
Schnitzer Steel Industries, Inc. (Class A Stock)	42,900	2,848,131
Xstrata PLC (Switzerland)	2,722	63,891

		18,886,434

Multiline Retail — 1.0%
Dollar Tree, Inc.(a)	35,600	1,996,448
Family Dollar Stores, Inc.	21,100	1,048,881
Kohl’s Corp.(a)	53,600	2,912,624
Macy’s, Inc.	311,600	7,883,480
Next PLC (United Kingdom)	3,277	100,905
PPR (France)	285	45,321
Target Corp.	284,200	17,088,946

		31,076,605

Multi-Utilities — 0.4%
Alliant Energy Corp.	22,100	812,617
Centrica PLC (United Kingdom)	15,784	81,602
GDF Suez (France)	4,370	156,795
National Grid PLC (United Kingdom)	11,945	102,987
NiSource, Inc.(b)	131,900	2,324,078
Public Service Enterprise Group, Inc.	121,200	3,855,372
TECO Energy, Inc.(b)	283,200	5,040,960

		12,374,411

Office Electronics — 0.3%
Canon, Inc. (Japan)	3,400	176,303
Xerox Corp., Common Stock	655,600	7,552,512

SEE NOTES TO FINANCIAL STATEMENTS.

A59

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Office Electronics (continued)
Zebra Technologies Corp. (Class A Stock)(a)	25,000	$949,750

		8,678,565

Oil, Gas & Consumable Fuels — 6.1%
BP PLC (United Kingdom)	34,709	251,930
Caltex Australia Ltd. (Australia)	890	13,081
Chevron Corp.	485,356	44,288,735
ConocoPhillips	205,334	13,983,245
Continental Resources, Inc./OK(a)	9,800	576,730
Cosmo Oil Co. Ltd. (Japan)	45,000	147,432
Devon Energy Corp.	144,400	11,336,844
El Paso Corp.	305,100	4,198,176
ENI SpA (Italy)	7,061	154,179
Exxon Mobil Corp.	935,816	68,426,866
Frontier Oil Corp(a).	133,300	2,400,733
Idemitsu Kosan Co. Ltd. (Japan)	1,400	148,639
JX Holdings, Inc. (Japan)	24,700	167,628
Marathon Oil Corp.	393,100	14,556,493
Occidental Petroleum Corp.	165,500	16,235,550
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	4,635	154,536
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	3,813	125,733
Showa Shell Sekiyu KK (Japan)	7,400	67,811
Southern Union Co.	11,700	281,619
Southwestern Energy Co.(a)	62,200	2,328,146
TonenGeneral Sekiyu KK (Japan)	4,000	43,749
Total SA (France)	3,017	159,855
Valero Energy Corp.	372,200	8,605,264

		188,652,974

Paper & Forest Products — 0.1%
International Paper Co.	157,200	4,282,128
Stora Enso OYJ (Finland) (Class R Stock)	11,770	120,873
Svenska Cellulosa AB (Sweden) (Class B Stock)	1,053	16,627

		4,419,628

Personal Products
Herbalife Ltd.	5,300	362,361
Kao Corp. (Japan)	4,200	113,186

		475,547

Pharmaceuticals — 3.2%
Abbott Laboratories	472,300	22,627,893
AstraZeneca PLC (United Kingdom)	5,371	244,685
Bayer AG (Germany)	278	20,544
Bristol-Myers Squibb Co.	52,800	1,398,144
Eli Lilly & Co.	181,900	6,373,776
GlaxoSmithKline PLC (United Kingdom)	4,978	96,238
Impax Laboratories, Inc.(a)	134,500	2,704,795
Johnson & Johnson	334,098	20,663,961
Medicines Co. (The)(a)	98,800	1,396,044
Merck & Co., Inc.	413,400	14,898,936
Novartis AG (Switzerland)	3,828	224,972
Novo Nordisk A/S (Denmark) (Class B Stock)	2,026	228,459

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Orion OYJ (Finland) (Class B Stock)	3,377	$73,873
Par Pharmaceutical Cos., Inc.(a)	35,800	1,378,658
Pfizer, Inc.	1,398,197	24,482,429
Roche Holding AG (Switzerland)	1,258	184,327
Sanofi-Aventis SA (France)	3,058	195,536
Takeda Pharmaceutical Co. Ltd. (Japan)	2,500	123,014
Teva Pharmaceutical Industries Ltd. (Israel)	1,212	63,529

		97,379,813

Professional Services
Adecco SA (Switzerland)	1,466	96,035
Bureau Veritas SA (France)	245	18,570

		114,605

Real Estate Investment Trusts — 0.7%
Brandywine Realty Trust	212,300	2,473,295
Chimera Investment Corp.	664,100	2,729,451
CommonWealth REIT	35,100	895,401
Dexus Property Group (Australia)	40,797	33,173
Duke Realty Corp.	44,700	556,962
GPT Group (Australia)	7,216	21,699
Hospitality Properties Trust	193,200	4,451,328
Invesco Mortgage Capital, Inc.	27,400	598,416
Liberty Property Trust, REIT(b)	17,100	545,832
Mack-Cali Realty Corp.	95,200	3,147,312
MFA Financial, Inc.	553,000	4,512,480
Stockland (Australia)	34,620	127,473

		20,092,822

Real Estate Management & Development — 0.1%
Cheung Kong Holdings Ltd. (Hong Kong)	1,000	15,426
Daiwa House Industry Co. Ltd. (Japan)	7,000	86,045
Jones Lang Lasalle, Inc.	31,700	2,660,264
Kerry Properties Ltd. (Hong Kong)	7,500	39,079
Sun Hung Kai Properties Ltd. (Hong Kong)	4,000	66,437
UOL Group Ltd. (Singapore)	5,000	18,506
Wheelock & Co. Ltd. (Hong Kong)	16,000	64,738

		2,950,495

Road & Rail — 0.6%
Central Japan Railway Co. (Japan)	15	125,631
CSX Corp.	128,100	8,276,541
Norfolk Southern Corp.	177,900	11,175,678

		19,577,850

Semiconductors & Semiconductor Equipment — 1.9%
Applied Materials, Inc.	232,900	3,272,245
ASM Pacific Technology Ltd. (Netherlands)	7,000	88,482
ASML Holding NV (Netherlands)	4,533	175,061
Broadcom Corp. (Class A Stock)	164,600	7,168,330
Intel Corp.	1,405,600	29,559,768
LAM Research Corp.(a)	96,600	5,001,948
Marvell Technology Group Ltd.(a)	209,600	3,888,080
Novellus Systems, Inc.(a)	138,100	4,463,392

SEE NOTES TO FINANCIAL STATEMENTS.

A60

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	109,500	$3,558,750
Tokyo Electron Ltd. (Japan)	100	6,331

		57,182,387

Software — 3.0%
Autodesk, Inc.(a)(b)	226,000	8,633,200
Dassault Systemes SA (France)	496	37,396
FactSet Research Systems, Inc.	8,600	806,336
Intuit, Inc.(a)	253,000	12,472,900
Microsoft Corp.	1,700,100	47,466,792
Oracle Corp.	462,400	14,473,120
Red Hat, Inc.(a)	161,600	7,377,040
Synopsys, Inc.(a)	51,800	1,393,938

		92,660,722

Specialty Retail — 1.4%
Gap, Inc. (The)	281,500	6,232,410
Home Depot, Inc. (The)	224,150	7,858,699
Inditex SA (Spain)	1,329	99,507
Kingfisher PLC (United Kingdom)	10,986	45,115
Limited Brands, Inc.	266,200	8,180,326
Ross Stores, Inc.	127,900	8,089,675
TJX Cos., Inc.	283,600	12,589,004

		43,094,736

Textiles, Apparel & Luxury Goods — 0.8%
Adidas AG (Germany)	379	24,761
Christian Dior SA (France)	420	59,997
Cie Financiere Richemont SA (Switzerland)	2,473	145,471
Coach, Inc.	244,600	13,528,826
Fossil, Inc.(a)	57,600	4,059,648
LVMH Moet Hennessy Louis Vuitton SA (France)	427	70,241
NIKE, Inc. (Class B Stock)	21,800	1,862,156
Nisshinbo Holdings, Inc. (Japan)	4,000	43,848
VF Corp.(b)	63,600	5,481,048

		25,275,996

Thrifts & Mortgage Finance
Washington Federal, Inc.	54,800	927,216

Tobacco — 1.0%
Altria Group, Inc.	640,000	15,756,800
British American Tobacco PLC (United Kingdom)	2,466	94,714
Imperial Tobacco Group PLC (United Kingdom)	1,000	30,683
Lorillard, Inc.	31,900	2,617,714
Philip Morris International, Inc.	140,600	8,229,318
Reynolds American, Inc.	163,200	5,323,584

		32,052,813

Trading Companies & Distributors — 0.1%
Applied Industrial Technologies, Inc.	11,500	373,520
ITOCHU Corp. (Japan)	5,400	54,672
Mitsubishi Corp. (Japan)	2,100	56,852
Noble Group Ltd. (Hong Kong)	5,000	8,454
Sumitomo Corp. (Japan)	5,900	83,497
W.W. Grainger, Inc.	26,700	3,687,537

		4,264,532

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation Infrastructure
Atlantia SpA (Italy)	540	$11,019
Kamigumi Co. Ltd. (Japan)	2,000	16,800

		27,819

Water Utilities — 0.1%
American Water Works Co., Inc.	148,900	3,765,681

Wireless Telecommunication Services — 0.1%
American Tower Corp. (Class A Stock)(a)	47,300	2,442,572
Mobistar SA (Belgium)	588	38,117
Partner Communications Co. Ltd. (Israel)	1,070	21,710
Softbank Corp. (Japan)	1,100	38,085
Vodafone Group PLC (United Kingdom)	142,128	367,397

		2,907,881

TOTAL COMMON STOCKS (cost $1,609,805,670)		1,991,711,350

PREFERRED STOCKS
Automobiles
Volkswagen AG (Germany)	610	98,959

Banking
JPMorgan Chase Capital XXVI (Capital Security, fixed to floating preferred)(d)	28,000	753,480
Citigroup Capital XII (Capital Security, fixed to floating preferred)	22,000	592,020

		1,345,500

Household Products
Henkel AG & Co. KGaA (Germany)	620	38,555

Media
ProSiebenSat.1 Media AG (Germany)	1,229	36,952

TOTAL PREFERRED STOCKS (cost $1,434,963)		1,519,966

SEE NOTES TO FINANCIAL STATEMENTS.

A61

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

ASSET-BACKED SECURITIES — 0.8%	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Residential Mortgage-Backed Securities — 0.5%
ARES CLO Funds (Cayman Islands), Ser. 2003-7AW, Class A1A, 144A(d)	A1	0.636%	05/08/15	$1,267	$1,241,502
ARES CLO Funds (Cayman Islands), Ser. 2005-9A, Class A1A, 144A(d)	Aa3	0.559%	04/20/17	852	796,583
BA Credit Card Trust, Ser. 2006-C5, Class C5(d)	A3	0.660%	01/15/16	3,209	3,095,817
Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(d)	Aa1	0.536%	08/03/19	495	471,603
Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1(d)	Baa2	0.661%	02/20/15	1,350	1,310,902
First CLO Ltd. (Cayman Islands), Ser. 2004-1A1, Class A1, 144A(d)	Aaa	0.638%	07/27/16	206	198,623
Four Corners CLO (Cayman Islands), Ser. 2006-3A, Class A, 144A(d)	A1	0.538%	07/22/20	1,225	1,145,606
Granite Ventures Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(d)	Aaa	0.549%	12/15/17	2,381	2,291,782
Gulf Stream Compass CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(d)	Aa2	0.649%	07/15/16	269	260,372
Landmark CDO Ltd. (Cayman Islands), Ser. 2006-8A, Class A1, 144A(d)	Aaa	0.529%	10/19/20	1,161	1,085,254
LCM LP (Cayman Islands), Ser. 2004-2A, Class A, 144A(d)	Aaa	0.608%	10/22/16	1,000	950,000
LCM LP (Cayman Islands), Ser. 2005-3A, Class A, 144A(d)	Aaa	0.556%	06/01/17	500	470,000
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A1LA, 144A(d)	Aaa	0.701%	02/15/16	1,380	1,336,247
SVO VOI Mortgage Corp., Ser. 2005-AA, Class A, 144A	Aaa	5.250%	02/20/21	268	278,689
Velocity CLO Ltd. (Cayman Islands), Ser. 2004-1A, Class A, 144A(d)	Aaa	0.634%	08/22/16	577	544,561

					15,477,541

Residential Mortgage-Backed Securities — 0.3%
Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2(d)	CC(e)	1.611%	10/25/32	107	7,539
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1(d)	Baa2	1.911%	03/25/33	478	356,583
Credit-Based Asset Servicing and Securitization LLC, Ser. 2005-CB6, Class A3	B3	5.120%	07/25/35	374	338,353
Equity One ABS, Inc., Ser. 2004-3, Class M1	Aa2	5.700%	07/25/34	790	670,412
First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FFH1, Class M2(d)	C	0.781%	06/25/36	1,450	328,389
GSAMP Trust, Ser. 2004-HE2, Class A3C(d)	Aaa	0.841%	09/25/34	757	678,433
HSBC Home Equity Loan Trust, Ser. 2005-2, Class M2(d)	Aa1	0.751%	01/20/35	371	338,055
Long Beach Mortgage Loan Trust, Ser. 2004-2, Class M1(d)	Aa2	0.791%	06/25/34	1,245	1,044,667
Morgan Stanley ABS Capital I, Ser. 2004-HE5, Class M1(d)	Aa2	0.891%	06/25/34	1,232	1,012,809
Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1(d)	Aa2	1.311%	12/27/33	1,193	998,972
Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1(d)	B3	1.161%	07/25/32	884	648,004
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1(d)	A2	1.536%	09/25/32	786	677,684
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC2, Class M2, 144A(d)	NR	2.586%	04/25/32	313	145,300
Securitized Asset Backed Receivables LLC Trust, Ser. 2004-OP1, Class M1(d)	Aa2	1.026%	02/25/34	1,261	1,078,626
Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR3, Class A3(d)	Ca	0.511%	05/25/36	1,100	431,920

					8,755,746

TOTAL ASSET-BACKED SECURITIES (cost $26,715,853)					24,233,287

BANK LOANS — 0.3%
Cable — 0.1%
Insight Midwest Holdings LLC(d)(f)	Ba3	1.260%	10/06/13	678	660,974
UPC Broadband Holdings(d)(f)	Ba3	4.251%	12/31/16	245	241,930

					902,904

Consumer
Pilot Travel Centers LLC(d)(f)	Ba2	5.250%	06/30/16	258	261,524

Electric
Texas Competitive Electric Holdings Co. LLC(d)(f)	B2	3.764%	10/10/14	968	746,295

Healthcare & Pharmaceutical — 0.1%
HCA, Inc.(d)(f)	Ba3	2.553%	11/18/13	370	365,488
HCA, Inc.(d)(f)	Ba3	3.553%	03/31/17	886	883,565
Health Management Association(d)(f)	B1	2.053%	02/28/14	1,092	1,069,721

SEE NOTES TO FINANCIAL STATEMENTS.

A62

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

BANK LOANS (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare & Pharmaceutical (continued)
Warner Chilcott Corp.(d)(f)	Ba3	6.000%	10/30/14	$343	$343,247
Warner Chilcott Corp.(d)(f)	Ba3	6.250%	04/30/15	170	170,730
Warner Chilcott Corp.(d)(f)	Ba3	6.250%	04/30/15	283	284,296

					3,117,047

Technology — 0.1%
First Data Corp.(d)(f)	B1	3.011%	09/24/14	1,398	1,289,370
First Data Corp.(d)(f)	B1	3.011%	09/24/14	1,118	1,030,449
Flextronics International Ltd. (Singapore)(d)(f)	Ba1	2.508%	10/01/14	977	962,591
Flextronics International Ltd. (Singapore)(d)(f)	Ba1	2.511%	10/01/14	281	276,607
Sensata Technologies (Netherlands)(d)(f)	B3	2.038%	04/27/13	332	323,197

					3,882,214

TOTAL BANK LOANS (cost $9,307,849)					8,909,984

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1	Caa2	6.000%	01/25/36	3,413	2,534,479
Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1(d)	B2	3.180%	02/25/35	775	677,672
Banc of America Mortgage Securities, Inc., Ser. 2005-B, Class 2A1(d)	Caa1	3.039%	03/25/35	586	500,559
Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5(d)	Baa1	3.051%	02/25/37	1,950	1,903,829
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1	A1	5.250%	09/25/19	842	854,410
JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1(d)	B1	2.978%	07/25/35	1,308	1,188,620
MASTR Alternative Loan Trust, Ser. 2004-4, Class 4A1	Aaa	5.000%	04/25/19	272	274,834
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(d)	A1	2.770%	02/25/34	604	571,589
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A	A+(e)	5.000%	03/25/20	362	320,256

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $9,789,279)					8,826,248

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.6%
Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4	Aaa	4.153%	11/10/38	2,800	2,872,692
Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A3A	Aaa	5.600%	07/10/46	3,700	3,884,171
Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A2(d)	Aaa	5.658%	06/10/49	5,900	6,131,271
Banc of America Commercial Mortgage, Inc., Ser. 2007-5, Class A3	AAA(e)	5.620%	02/10/51	1,920	2,019,254
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PW10, Class A4(d)	AAA(e)	5.405%	12/11/40	2,000	2,136,833
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class A4(d)	Aaa	5.347%	01/15/46	1,200	1,287,838
Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 144A(d)	AA-(e)	5.440%	09/15/30	890	910,769
Commercial Mortgage Pass-Through Certificates, Ser. 2004-LB2A, Class X2, I/O, 144A(d)	AAA(e)	0.858%	03/10/39	6,596	9,469
Commercial Mortgage Pass-Thru Certificates, Ser. 2006-C7, Class A4(d)	AAA(e)	5.764%	06/10/46	3,800	4,154,820
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A2B	Aaa	5.248%	12/10/46	984	1,005,860
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C3, Class A4	Aaa	4.835%	07/15/36	880	908,253
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4	Aaa	4.283%	10/15/39	1,400	1,407,402
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4	Aa2	4.832%	04/15/37	1,900	1,961,004
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4(d)	AAA(e)	5.539%	02/15/39	2,700	2,905,368
CW Capital Cobalt Ltd., Ser. 2007-C2, Class A2	Aaa	5.334%	04/15/47	684	705,450
CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3(d)	AAA(e)	5.818%	05/15/46	2,200	2,349,237
GE Capital Commercial Mortgage Corp., Ser. 2004-C2, Class X2, I/O, 144A(d)	Aaa	0.587%	03/10/40	13,415	21,513
GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5	AAA(e)	4.697%	05/10/43	2,720	2,863,414
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class A5(d)	Aaa	5.224%	04/10/37	8,050	8,542,298
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	3,856	3,961,686
GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB(d)	AAA(e)	5.587%	04/10/38	6,650	7,043,422

SEE NOTES TO FINANCIAL STATEMENTS.

A63

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2(d)	Aaa	5.778%	08/10/45	$2,200	$2,260,009
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP1, Class ASB(d)	Aaa	4.853%	03/15/46	2,998	3,137,496
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	5,168	5,401,832
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP4, Class AM(d)	Aa2	4.999%	10/15/42	1,270	1,287,853
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB16, Class ASB	Aaa	5.523%	05/12/45	3,900	4,160,871
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP6, Class X2, I/O(d)	Aaa	0.059%	04/15/43	102,036	234,621
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A3A(d)	Aaa	5.872%	04/15/45	563	587,944
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A2	Aaa	5.827%	02/15/51	2,050	2,130,468
LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5(d)	AAA(e)	4.826%	08/15/29	3,910	4,042,045
LB-UBS Commercial Mortgage Trust, Ser. 2005-C7, Class AM(d)	AA(e)	5.263%	11/15/40	1,510	1,549,572
LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A4(d)	Aaa	5.661%	03/15/39	2,676	2,875,617
Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3	Aaa	4.615%	08/12/39	2,000	2,074,486
Merrill Lynch Mortgage Trust, Ser. 2008-C1, Class A2	Aaa	5.425%	02/12/51	150	155,804
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4	Aaa	5.907%	06/12/46	1,795	1,964,268
Morgan Stanley Capital I, Ser. 2006-HQ8, Class A4(d)	Aaa	5.388%	03/12/44	1,500	1,614,558
Morgan Stanley Capital I, Ser. 2006-IQ11, Class A4(d)	AAA(e)	5.730%	10/15/42	2,600	2,853,397
Morgan Stanley Capital I, Ser. 2006-IQ12, Class A4	AAA(e)	5.332%	12/15/43	1,720	1,822,271
Morgan Stanley Capital I, Ser. 2007-HQ11, Class AAB	Aaa	5.444%	02/12/44	4,600	4,824,220
Morgan Stanley Capital I, Ser. 2007-T27, Class AAB(d)	AAA(e)	5.648%	06/11/42	1,105	1,179,992
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(d)	Aaa	5.418%	01/15/45	5,000	5,357,895
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4(d)	Aaa	5.737%	05/15/43	1,000	1,072,562
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	2,757	2,797,392

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $102,775,399)					110,467,197

CORPORATE BONDS — 9.3%
Aerospace & Defense — 0.1%
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	6.100%	03/01/11	925	933,181
L-3 Communications Corp., Gtd. Notes	Baa3	4.750%	07/15/20	515	505,978
Raytheon Co., Sr. Unsec’d. Notes	Baa1	3.125%	10/15/20	525	484,097

					1,923,256

Airlines — 0.2%
American Airlines Pass Through Trust 2001-01, Pass-thru Certs., Ser. 01-1	B2	6.817%	05/23/11	2,520	2,543,940
Continental Airlines 1998-1 Class A Pass Through Trust, Pass-thru Certs., Ser. 981A	Baa2	6.648%	09/15/17	255	265,856
Continental Airlines 2009-2 Class A Pass Through Trust, Pass-thru Certs., Ser. 092A	Baa2	7.250%	11/10/19	768	856,516
Continental Airlines, Inc., Pass Through Trust, Pass-thru Certs., Ser. 2010-1, Class A, Pass-thru Certs., Ser. A	Baa2	4.750%	01/12/21	855	855,000
Delta Air Lines 2007-1 Class A Pass Through Trust, Pass-thru Certs., Ser. 071A	Baa1	6.821%	08/10/22	423	447,882
Delta Air Lines, Inc., Pass Through Trust, Pass-thru Certs., Ser. 2010-2, Class A, Pass-thru Certs.(b)	Baa2	4.950%	05/23/19	765	767,869
Southwest Airlines Co., Sr. Unsec’d. Notes	Baa3	6.500%	03/01/12	1,005	1,052,237

					6,789,300

Automotive
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14	500	525,458
Johnson Controls, Inc., Sr. Unsec’d. Notes	Baa1	5.500%	01/15/16	245	267,920

					793,378

SEE NOTES TO FINANCIAL STATEMENTS.

A64

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking — 2.2%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	$1,925	$2,395,106
Banco Bradesco SA (Brazil), Sub. Notes	A2	8.750%	10/24/13	1,760	1,993,200
Bank of America Corp., Sr. Unsec’d. Notes	A2	4.500%	04/01/15	595	604,719
Bank of America Corp., Sub. Notes	A3	5.750%	08/15/16	1,775	1,813,052
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.000%	09/01/17	1,060	1,110,885
Bank of America Corp., Jr. Sub. Notes	Ba3	8.000%	12/29/49	2,200	2,217,160
Bank of America NA, Sub. Notes	A1	5.300%	03/15/17	930	942,493
Bank of America NA, Sub. Notes	A1	6.000%	10/15/36	410	386,917
Bank of Nova Scotia (Canada), Covered Notes, 144A(b)	Aaa	1.650%	10/29/15	4,800	4,588,219
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	5.300%	10/30/15	515	558,867
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	6.400%	10/02/17	330	376,213
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	7.250%	02/01/18	1,175	1,392,448
BNP Paribas Home Loan Covered Bonds SA (France), Covered Notes, 144A	Aaa	2.200%	11/02/15	3,600	3,447,792
Capital One Bank USA NA, Sub. Notes	Baa1	6.500%	06/13/13	20	21,899
Capital One Capital V, Ltd. Gtd. Notes	Baa3	10.250%	08/15/39	620	663,400
Capital One Capital VI, Ltd. Gtd. Notes	Baa3	8.875%	05/15/40	1,080	1,124,550
Capital One Financial Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.700%	09/15/11	600	619,384
Citigroup, Inc., Sub. Notes	Baa1	5.000%	09/15/14	454	469,653
Citigroup, Inc., Sub. Notes	Baa1	5.625%	08/27/12	2,800	2,938,191
Citigroup, Inc., Sub. Notes	Baa1	6.125%	08/25/36	570	546,178
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.875%	03/05/38	520	576,804
Citigroup, Inc., Sr. Unsec’d. Notes	A3	8.125%	07/15/39	430	547,019
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	975	1,210,399
Countrywide Financial Corp., Gtd. Notes, MTN(b)	A2	5.800%	06/07/12	1,190	1,251,995
Depfa ACS Bank (Ireland), Covered Notes, 144A	Aa3	5.125%	03/16/37	1,380	919,871
Discover Bank, Sub. Notes	Ba1	7.000%	04/15/20	570	612,774
Discover Bank, Sub. Notes	Ba1	8.700%	11/18/19	900	1,059,403
DnB NOR Boligkreditt (Norway), Covered Notes, 144A	Aaa	2.100%	10/14/15	2,400	2,282,393
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.450%	11/01/12	600	641,716
Goldman Sachs Group, Inc. (The), Sr. Notes	A1	6.000%	06/15/20	1,000	1,080,664
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	5.625%	01/15/17	1,190	1,258,351
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.450%	05/01/36	1,615	1,586,490
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37	104	106,329
Huntington BancShares, Inc., Sub. Notes	Baa3	7.000%	12/15/20	170	178,992
Inter-American Development Bank (Supranational), Sr. Unsec’d. Notes(b)	Aaa	2.375%	08/15/17	3,145	3,038,252
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.250%	10/15/20	2,930	2,861,584
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(d)	Baa1	7.900%	04/29/49	2,000	2,125,980
JPMorgan Chase Capital XXVII, Ltd. Gtd. Notes, Ser. AA	A2	7.000%	11/01/39	1,500	1,570,542
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes., 144A, MTN	Aa3	5.800%	01/13/20	1,870	1,846,373
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	5.770%	07/25/11	520	534,610
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	6.400%	08/28/17	35	37,004
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.300%	03/01/13	265	282,389
Morgan Stanley, Sr. Unsec’d. Notes, Ser. E	A2	5.450%	01/09/17	2,345	2,431,803
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19	1,415	1,442,851
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.950%	12/28/17	620	655,985
MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes.(d)	Ba1	6.346%	07/25/49	800	806,150
PNC Funding Corp., Gtd. Notes.	A3	4.375%	08/11/20	600	592,981
PNC Funding Corp., Gtd. Notes.	A3	6.700%	06/10/19	440	506,588
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	A1	6.400%	10/21/19	1,775	1,786,277
Sparebanken 1 Boligkreditt (Norway), Covered Notes, 144A	Aaa	1.250%	10/25/13	1,820	1,807,784
USB Capital XIII Trust, Ltd. Gtd. Notes	A2	6.625%	12/15/39	775	791,608
Wells Fargo Bank NA, Sub. Notes, Ser. AI(g)	Aa3	4.750%	02/09/15	585	620,613
Wells Fargo Bank NA, Sub. Notes	Aa3	6.450%	02/01/11	65	65,302
Wells Fargo Capital XIII, Ltd. Gtd. Notes, Ser. G, MTN(d)	Baa3	7.700%	12/29/49	1,000	1,033,750

					66,361,952

SEE NOTES TO FINANCIAL STATEMENTS.

A65

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Brokerage
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(h)	NR	5.250%	02/06/12	$1,715	$396,594
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(h)	NR	6.875%	05/02/18	700	173,250

					569,844

Building Materials & Construction
Lafarge SA (France), Sr. Unsec’d. Notes(b)	Baa3	6.150%	07/15/11	910	933,736

Cable — 0.3%
AT&T Broadband LLC, Gtd. Notes	Baa1	9.455%	11/15/22	255	352,813
Charter Communications Operating LLC/Charter Communications Operating Capital, Sec’d. Notes, 144A	B1	8.000%	04/30/12	2,130	2,236,500
Comcast Corp., Gtd. Notes	Baa1	6.400%	05/15/38	570	609,139
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37	155	165,612
Comcast Corp., Gtd. Notes	Baa1	6.500%	11/15/35	450	483,647
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37	605	684,296
COX Communications, Inc., Sr. Unsec’d. Notes	Baa2	6.750%	03/15/11	950	961,429
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	4.750%	10/01/14	1,945	2,072,899
DISH DBS Corp., Gtd. Notes	Ba3	6.375%	10/01/11	1,000	1,030,000
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.400%	07/02/12	1,780	1,889,703
Time Warner Cable, Inc., Gtd. Notes	Baa2	7.500%	04/01/14	345	395,649

					10,881,687

Capital Goods — 0.1%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $459,646; purchased 10/10/07)(f)(i)	Baa1	5.800%	10/15/12	460	493,179
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $1,299,722; purchased 10/10/07)(f)(i)	Baa1	6.375%	10/15/17	1,302	1,445,393
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $376,709; purchased 10/10/07)(f)(i)	Baa1	7.000%	10/15/37	380	409,193
FedEx Corp., Gtd. Notes	Baa2	7.250%	02/15/11	400	402,981
General Electric Co., Sr. Unsec’d. Notes	Aa2	5.250%	12/06/17	200	216,019

					2,966,765

Chemicals — 0.3%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	4.250%	11/15/20	1,225	1,173,425
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	6.125%	02/01/11	685	687,625
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	7.600%	05/15/14	1,800	2,076,098
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	9.400%	05/15/39	500	725,715
ICI Wilmington, Inc., Gtd. Notes	Baa1	5.625%	12/01/13	720	786,144
Potash Corp. of Saskatchewan, Inc. (Canada), Sr. Unsec’d. Notes	Baa1	6.500%	05/15/19	420	484,515
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	5.500%	11/15/40	150	147,184
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	5.750%	03/15/13	1,500	1,628,037
Union Carbide Corp., Sr. Unsec’d. Notes	Baa3	7.500%	06/01/25	460	477,100

					8,185,843

Consumer — 0.2%
Avon Products, Inc., Sr. Unsec’d. Notes	A2	5.750%	03/01/18	1,500	1,683,371
Fortune Brands, Inc., Sr. Unsec’d. Notes	Baa3	6.375%	06/15/14	2,250	2,438,473
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa3	6.250%	04/15/18	1,700	1,866,617
Whirlpool Corp., Sr. Unsec’d. Notes	Baa3	6.125%	06/15/11	965	987,005

					6,975,466

Electric — 0.8%
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.250%	08/01/16	175	195,589
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.375%	10/15/11	1,305	1,358,996
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa2	6.350%	10/01/36	550	593,911
Carolina Power & Light Co., First Mtge. Bonds	A1	5.250%	12/15/15	525	588,609
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. J2	A3	5.700%	03/15/13	740	802,721
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. K2	A3	6.950%	03/15/33	590	694,520
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Ser. 05-C	A3	5.375%	12/15/15	730	820,490

SEE NOTES TO FINANCIAL STATEMENTS.

A66

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (continued)
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Ser. 09-C	A3	5.500%	12/01/39	$220	$229,769
Constellation Energy Group, Inc., Sr. Unsec’d. Notes	Baa3	5.150%	12/01/20	305	300,272
Consumers Energy Co., First Mtge. Bonds, Ser. D	A3	5.375%	04/15/13	325	350,844
Duke Energy Carolinas LLC, First Mtge. Bonds	A1	6.050%	04/15/38	550	615,005
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3	6.100%	06/01/37	960	1,060,993
E.ON International Finance BV (Netherlands), Gtd. Notes, 144A(b)	A2	6.650%	04/30/38	890	1,054,911
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.000%	05/15/35	670	661,413
Empresa Nacional de Electricidad SA (Chile), Sr. Unsec’d. Notes	Baa3	8.625%	08/01/15	1,295	1,526,295
ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A	A2	6.000%	10/07/39	1,280	1,148,165
Exelon Corp., Sr. Unsec’d. Notes	Baa1	4.900%	06/15/15	155	165,297
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	6.250%	10/01/39	1,425	1,434,144
Florida Power & Light Co., First Mtge. Bonds	Aa3	5.950%	10/01/33	295	322,158
Georgia Power Co., Sr. Unsec’d. Notes, Ser. B	A3	5.700%	06/01/17	495	559,018
Iberdrola International BV (Netherlands), Gtd. Notes	A3	6.750%	09/15/33	145	149,235
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF	Baa2	5.050%	11/15/14	460	493,584
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A	A1	6.250%	06/17/14	1,770	1,942,486
Louisville Gas & Electric Co., First Mtge. Bonds, 144A	A2	5.125%	11/15/40	460	451,960
Midamerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.750%	04/01/18	205	231,004
Midamerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.950%	05/15/37	300	316,447
National Rural Utilities Cooperative Finance Corp., Sr. Unsec’d. Notes, Ser. C, MTN	A2	7.250%	03/01/12	90	96,480
Nevada Power Co., Genl. Ref. Mtge., Ser. O	Baa3	6.500%	05/15/18	1,260	1,450,139
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	A3	4.881%	08/15/19	610	647,748
NiSource Finance Corp., Gtd. Notes	Baa3	5.250%	09/15/17	245	257,370
NiSource Finance Corp., Gtd. Notes	Baa3	5.450%	09/15/20	350	360,676
NSTAR, Sr. Unsec’d. Notes	A2	4.500%	11/15/19	615	637,586
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	6.375%	01/15/15	345	391,231
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	7.000%	09/01/22	475	557,969
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.050%	03/01/34	1,550	1,697,093
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950%	05/15/18	140	157,339
Public Service Electric & Gas Co., Sec’d. Notes, MTN	A2	5.800%	05/01/37	535	576,595
Southern California Edison Co., Ser. 04-F	A1	4.650%	04/01/15	470	511,750
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	199	215,949
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	07/01/36	445	496,995

					26,122,756

Energy – Integrated — 0.2%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500%	10/01/20	950	947,710
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	5.250%	11/07/13	1,040	1,126,333
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	6.750%	11/15/39	975	1,135,869
Hess Corp., Sr. Unsec’d. Notes	Baa2	6.000%	01/15/40	400	419,265
Marathon Oil Canada Corp. (Canada), Gtd. Notes	Baa1	8.375%	05/01/12	360	391,688
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	7.500%	07/18/16	1,425	1,579,969

					5,600,834

Energy – Other — 0.2%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	6.375%	09/15/17	195	212,415
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Ba1	8.700%	03/15/19	250	305,302
Anadarko Petroleum Corp., Unsec’d. Notes	Ba1	6.200%	03/15/40	315	307,497
Apache Corp., Sr. Unsec’d. Notes	A3	5.100%	09/01/40	415	403,229
Devon Financing Corp. ULC (Canada), Gtd. Notes	Baa1	7.875%	09/30/31	225	296,648
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	A1	5.888%	06/15/19	872	933,190
Nexen, Inc. (Canada), Sr. Unsec’d. Notes	Baa3	6.400%	05/15/37	200	193,777
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%	05/01/18	1,500	1,594,656
Valero Energy Corp., Gtd. Notes	Baa2	6.625%	06/15/37	255	258,987
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa2	5.125%	09/15/20	810	805,976
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	5.000%	11/15/13	1,315	1,412,923

					6,724,600

SEE NOTES TO FINANCIAL STATEMENTS.

A67

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	8.000%	11/15/39	$1,285	$1,716,824
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	8.200%	01/15/39	250	339,149
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	5.350%	04/15/14	1,040	1,093,159
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	8.500%	06/15/19	985	1,154,938
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $666,818; purchased 11/19/07)(f)(i)	A2	6.000%	11/27/17	670	758,152
Delhaize Group SA (Belgium), Gtd. Notes, 144A	Baa3	5.700%	10/01/40	1,067	1,015,666
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	480	544,163
General Mills, Inc., Sr. Unsec’d. Notes(b)	Baa1	6.000%	02/15/12	737	777,108
H.J. Heinz Finance Co., Gtd. Notes, 144A	Baa2	7.125%	08/01/39	450	529,163
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.500%	02/09/40	1,710	1,916,276
Kroger Co. (The), Gtd. Notes	Baa2	6.750%	04/15/12	45	48,039
Kroger Co. (The), Gtd. Notes	Baa2	6.800%	04/01/11	670	679,826
Tyson Foods, Inc., Gtd. Notes	Ba2	7.350%	04/01/16	735	806,203
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	8.875%	04/15/11	180	183,984

					11,562,650

Healthcare & Pharmaceutical — 0.3%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	5.875%	05/15/16	1,145	1,321,792
AmerisourceBergen Corp., Gtd. Notes	Baa3	5.625%	09/15/12	915	977,366
Becton, Dickinson and Co., Sr. Unsec’d. Notes	A2	5.000%	11/12/40	460	452,956
Genentech, Inc., Sr. Unsec’d. Notes	AA-(e)	4.750%	07/15/15	280	308,306
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	6.375%	05/15/38	870	1,028,257
HCA, Inc., Sec’d. Notes	B2	9.250%	11/15/16	1,925	2,053,734
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	5.625%	12/15/15	580	635,748
Merck & Co., Inc., Gtd. Notes	Aa3	6.550%	09/15/37	265	322,852
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.750%	11/15/36	110	121,041
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.950%	12/01/28	165	188,740
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	6.000%	09/15/17	884	1,033,031
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Baa3	6.125%	08/15/19	445	492,766
Wyeth, Gtd. Notes	A1	5.500%	03/15/13	1,210	1,322,986
Wyeth, Gtd. Notes	A1	6.450%	02/01/24	60	70,681

					10,330,256

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	5.750%	06/15/11	390	398,639
Aetna, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	06/15/36	515	566,076
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	6.150%	11/15/36	670	692,130
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	1,290	1,343,253
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.250%	03/15/11	1,350	1,361,440
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	06/15/17	195	217,466
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	06/15/37	420	463,748
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	11/15/37	420	471,176
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	5.000%	12/15/14	860	933,056

					6,446,984

Insurance — 0.7%
Allied World Assurance Co. Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.500%	11/15/20	525	504,454
American International Group, Inc., Sr. Unsec’d. Notes	A3	4.250%	05/15/13	580	600,212
American International Group, Inc., Sr. Unsec’d. Notes	A3	6.400%	12/15/20	1,055	1,106,915
AXA SA (France), Sub. Notes	A3	8.600%	12/15/30	155	173,682
Axis Specialty Finance LLC, Gtd. Notes	Baa1	5.875%	06/01/20	1,030	1,028,387
Berkshire Hathaway Finance Corp., Gtd. Notes	Aa2	4.750%	05/15/12	440	463,319
Berkshire Hathaway Finance Corp., Gtd. Notes(j)	Aa2	5.750%	01/15/40	825	866,968
Chubb Corp. (The), Jr. Sub. Notes(d)	A3	6.375%	03/29/67	1,300	1,355,250
Liberty Mutual Group, Inc., Bonds, 144A	Baa2	7.000%	03/15/34	850	803,478
Lincoln National Corp., Jr. Sub. Notes(d)	Ba1	6.050%	04/20/67	260	239,850
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	6.300%	10/09/37	492	495,118
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	7.000%	06/15/40	705	766,668

SEE NOTES TO FINANCIAL STATEMENTS.

A68

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	$605	$756,763
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700%	06/15/35	1,020	1,041,170
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.125%	12/01/11	335	351,353
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.375%	06/15/34	400	436,655
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.750%	06/01/16	430	498,784
New York Life Insurance Co., Sub. Notes, 144A	Aa2	6.750%	11/15/39	660	778,205
Northwestern Mutual Life Insurance, Notes, 144A	Aa2	6.063%	03/30/40	370	408,681
Ohio National Financial Services, Inc., Sr. Notes, 144A	Baa1	6.350%	04/01/13	1,120	1,199,363
Ohio National Financial Services, Inc., Sr. Notes, 144A	Baa1	6.375%	04/30/20	680	707,768
Pacific Life Insurance Co., Sub. Notes, 144A (original cost $994,522; purchased 06/16/09)(i)	A3	9.250%	06/15/39	995	1,293,036
Progressive Corp. (The), Jr. Sub. Notes(d)	A2	6.700%	06/15/37	735	755,213
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%	12/16/39	1,450	1,696,503
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	3.900%	11/01/20	310	301,145
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	6.750%	06/20/36	685	801,043
Unum Group, Sr. Unsec’d. Notes	Baa3	5.625%	09/15/20	350	351,317
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.600%	05/15/15	555	584,938
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	6.150%	08/15/19	460	469,195
XL Group PLC (Ireland), Sr. Unsec’d. Notes	Baa2	5.250%	09/15/14	85	87,584

					20,923,017

Lodging — 0.2%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(b)	Ba1	6.250%	02/15/13	1,645	1,760,150
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	6.750%	05/15/18	2,800	3,066,000

					4,826,150

Media & Entertainment — 0.3%
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375%	04/01/12	2,500	2,575,000
Historic TW, Inc., Gtd. Notes	Baa2	9.150%	02/01/23	505	662,689
NBC Universal, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.375%	04/01/21	915	888,106
News America, Inc., Gtd. Notes	Baa1	6.150%	03/01/37	580	604,698
News America, Inc., Gtd. Notes	Baa1	6.900%	08/15/39	280	320,577
Time Warner Cos., Inc., Gtd. Notes	Baa2	7.250%	10/15/17	790	942,958
Time Warner, Inc., Gtd. Notes	Baa2	4.700%	01/15/21	330	335,996
Time Warner, Inc., Gtd. Notes	Baa2	4.875%	03/15/20	500	520,727
Time Warner, Inc., Gtd. Notes	Baa2	7.625%	04/15/31	180	218,823
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.750%	10/05/37	430	486,331
Viacom, Inc., Sr. Unsec’d. Notes	Baa1	6.875%	04/30/36	625	717,095

					8,273,000

Metals — 0.3%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	Baa3	3.750%	08/05/15	2,695	2,717,439
Newmont Mining Corp., Gtd. Notes	Baa1	6.250%	10/01/39	880	956,828
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(e)	4.500%	05/15/13	115	123,181
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(e)	5.000%	06/01/15	600	653,525
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	7.500%	07/27/35	125	138,725
Teck Resources Ltd. (Canada), Gtd. Notes	Baa2	3.850%	08/15/17	430	436,186
United States Steel Corp., Sr. Unsec’d. Notes	Ba2	5.650%	06/01/13	2,580	2,670,300
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/10/39	815	900,518

					8,596,702

Non-Captive Finance — 0.5%
General Electric Capital Corp., Notes, MTN	Aa2	3.500%	08/13/12	1,990	2,061,642
General Electric Capital Corp., Notes, MTN	Aa2	4.375%	09/16/20	1,375	1,353,216
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.550%	05/04/20	505	533,810
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.875%	01/14/38	1,060	1,100,332
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. A, MTN(j)	Aa2	6.125%	02/22/11	950	956,955
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN(j)	Aa2	6.000%	08/07/19	920	1,023,584
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN	Aa2	6.875%	01/10/39	1,075	1,242,334

SEE NOTES TO FINANCIAL STATEMENTS.

A69

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Non-Captive Finance (continued)
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	5.700%	06/01/11	$440	$448,522
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	6.375%	03/25/13	1,850	1,896,250
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.000%	03/25/20	1,050	1,064,600
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18	2,870	2,982,969

					14,664,214

Packaging
Sealed Air Corp., Sr. Unsec’d. Notes, 144A	Baa3	6.875%	07/15/33	515	482,888

Paper — 0.1%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $437,417; purchased 10/27/10)(i)	Ba2	5.400%	11/01/20	440	435,019
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.300%	11/15/39	1,080	1,230,598
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.950%	06/15/18	685	815,125

					2,480,742

Pipelines & Other — 0.1%
ONEOK Partners LP, Gtd. Notes	Baa2	6.650%	10/01/36	145	157,241
Sempra Energy, Sr. Unsec’d. Notes	Baa1	6.000%	02/01/13	90	97,567
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.200%	04/15/18	3,190	3,543,018
Spectra Energy Capital LLC, Sr. Unsec’d. Notes	Baa2	6.250%	02/15/13	235	254,858

					4,052,684

Railroads — 0.1%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	6.700%	08/01/28	670	750,093
CSX Corp., Sr. Unsec’d. Notes	Baa3	6.150%	05/01/37	715	768,741
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.590%	05/17/25	525	542,408
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	7.800%	05/15/27	18	23,210

					2,084,452

Real Estate Investment Trusts — 0.2%
Brandywine Operating Partnership LP, Gtd. Notes	Baa3	5.750%	04/01/12	361	373,814
Mack-Cali Realty LP, Sr. Unsec’d. Notes(b)	Baa2	7.750%	08/15/19	765	890,272
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	5.450%	06/01/12	435	449,619
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	6.300%	06/01/13	660	709,377
ProLogis, Sr. Unsec’d. Notes	Baa2	6.875%	03/15/20	72	76,444
Simon Property Group LP, Sr. Unsec’d. Notes(b)	A3	6.125%	05/30/18	2,800	3,147,052

					5,646,578

Retailers — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	08/15/11	1,000	1,031,013
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	1,640	1,824,746
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	09/15/39	515	550,256
GameStop Corp./GameStop, Inc., Gtd. Notes	Ba1	8.000%	10/01/12	650	664,625
Home Depot, Inc. (The), Sr. Unsec’d. Notes	Baa1	5.875%	12/16/36	325	338,048
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.875%	12/15/37	1,015	1,170,419
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	A1	6.500%	03/15/29	385	432,483
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba1	5.350%	03/15/12	390	402,675
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba1	5.875%	01/15/13	2,000	2,120,000
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.000%	10/25/40	1,570	1,524,886

					10,059,151

Technology — 0.2%
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	3.375%	11/01/15	400	387,760
Fiserv, Inc., Gtd. Notes	Baa2	6.125%	11/20/12	1,000	1,081,477
HP Enterprise Services LLC, Sr. Unsec’d. Notes	A2	7.450%	10/15/29	55	70,648
Intuit, Inc., Sr. Unsec’d. Notes	Baa1	5.400%	03/15/12	600	628,335
Motorola Solutions, Inc., Sr. Unsec’d. Notes	Baa3	8.000%	11/01/11	49	51,605
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba1	6.375%	10/01/11	1,000	1,026,250
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	2,720	2,846,110

					6,092,185

SEE NOTES TO FINANCIAL STATEMENTS.

A70

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications — 0.6%
America Movil SAB de CV (Mexico), Gtd. Notes	A2	6.125%	03/30/40	$590	$625,683
AT&T Corp., Gtd. Notes	A2	8.000%	11/15/31	7	8,798
AT&T, Inc., Sr. Unsec’d. Notes, 144A	A2	5.350%	09/01/40	1,883	1,770,898
AT&T Mobility LLC, Sr. Unsec’d. Notes	A2	7.125%	12/15/31	505	592,251
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	8.750%	06/15/30	295	396,465
Embarq Corp., Sr. Unsec’d. Notes (original cost $349,979; purchased 05/12/06)(f)(i)	Baa3	7.082%	06/01/16	350	387,068
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,625,166; purchased 05/12/06-04/10/07)(f)(i)	Baa3	7.995%	06/01/36	1,600	1,747,006
France Telecom SA (France), Sr. Unsec’d. Notes	A3	8.500%	03/01/31	375	509,786
New Cingular Wireless Services, Inc., Gtd. Notes	A2	8.125%	05/01/12	640	699,126
PCCW-HKT Capital Ltd. (Virgin Islands (US)), Gtd. Notes, 144A	Baa2	8.000%	11/15/11	2,370	2,494,136
Qwest Capital Funding, Inc., Gtd. Notes	Ba3	7.250%	02/15/11	700	701,320
Qwest Corp., Sr. Unsec’d. Notes	Baa3	8.875%	03/15/12	2,000	2,162,500
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	5.250%	11/15/13	320	333,378
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	2,095	2,241,510
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.877%	07/15/19	390	398,484
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	7.045%	06/20/36	210	214,867
Telefonos de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes	A3	5.500%	11/15/19	255	269,195
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000%	06/01/11	509	522,880
United States Cellular Corp., Sr. Unsec’d. Notes	Baa2	6.700%	12/15/33	275	267,125
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.100%	04/15/18	3,165	3,595,193

					19,937,669

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.700%	11/10/18	1,215	1,602,860
Altria Group, Inc., Gtd. Notes	Baa1	9.950%	11/10/38	140	197,278
Altria Group, Inc., Gtd. Notes	Baa1	10.200%	02/06/39	790	1,141,775
Lorillard Tobacco Co., Gtd. Notes	Baa2	8.125%	06/23/19	500	556,365
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.875%	05/16/13	860	930,995
Reynolds American, Inc., Gtd. Notes	Baa3	7.250%	06/15/37	320	332,714

					4,761,987

TOTAL CORPORATE BONDS (cost $272,011,905)					286,050,726

MORTGAGE-BACKED SECURITIES — 10.1%
Federal Home Loan Mortgage Corp.		4.000%	TBA 30 YR	1,500	1,488,984
Federal Home Loan Mortgage Corp.		4.500%	02/01/19-07/01/20	3,203	3,379,582
Federal Home Loan Mortgage Corp.		4.500%	TBA 30 YR	11,000	11,240,625
Federal Home Loan Mortgage Corp.		5.000%	07/01/18-05/01/34	6,151	6,543,630
Federal Home Loan Mortgage Corp.		5.000%	TBA 15 YR	8,000	8,447,504
Federal Home Loan Mortgage Corp.		5.000%	TBA 30 YR	9,500	9,963,125
Federal Home Loan Mortgage Corp.		5.195%	12/01/35	1,651	1,759,408
Federal Home Loan Mortgage Corp.		5.492%	06/01/36	1,363	1,428,690
Federal Home Loan Mortgage Corp.		5.500%	12/01/33-05/01/38	7,619	8,162,623
Federal Home Loan Mortgage Corp.		5.500%	TBA 30 YR	14,000	14,918,750
Federal Home Loan Mortgage Corp.		6.000%	03/01/32-12/01/33	1,823	2,011,186
Federal Home Loan Mortgage Corp.		6.000%	TBA 30 YR	4,000	4,332,500
Federal Home Loan Mortgage Corp.		6.500%	12/01/14	132	143,980
Federal Home Loan Mortgage Corp.		7.000%	01/01/31-10/01/32	888	1,012,068
Federal National Mortgage Association		2.187%	07/01/33	525	544,047
Federal National Mortgage Association		3.500%	TBA 15 YR	17,500	17,620,313
Federal National Mortgage Association		4.000%	06/01/19	1,045	1,089,734
Federal National Mortgage Association		4.000%	TBA 30 YR	6,000	5,968,128
Federal National Mortgage Association		4.500%	11/01/18-08/01/39	16,706	17,360,997
Federal National Mortgage Association		4.500%	TBA 30 YR	15,000	15,396,090
Federal National Mortgage Association		5.000%	10/01/18-02/01/36	19,941	21,084,906

SEE NOTES TO FINANCIAL STATEMENTS.

A71

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

MORTGAGE-BACKED SECURITIES (continued)	Moody’s Ratings (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal National Mortgage Association		5.000%	TBA 30 YR	$18,000	$18,922,500
Federal National Mortgage Association		5.500%	03/01/16-08/01/37	39,739	42,782,734
Federal National Mortgage Association		5.813%	06/01/37	1,146	1,214,648
Federal National Mortgage Association		6.000%	04/01/13-05/01/38	18,670	20,484,427
Federal National Mortgage Association		6.000%	TBA 30 YR	12,000	13,042,500
Federal National Mortgage Association		6.500%	07/01/17 -09/01/37	8,007	8,986,968
Federal National Mortgage Association		7.000%	08/01/11-07/01/32	544	618,513
Federal National Mortgage Association		7.500%	06/01/12-05/01/32	180	205,574
Government National Mortgage Association		4.000%	TBA 30 YR	10,000	10,057,890
Government National Mortgage Association		4.000%	TBA 30 YR	3,500	3,510,392
Government National Mortgage Association		4.500%	TBA 30 YR	15,500	16,090,938
Government National Mortgage Association		5.000%	TBA 30 YR	4,500	4,783,387
Government National Mortgage Association		5.500%	11/15/32-02/15/36	7,717	8,410,549
Government National Mortgage Association		6.000%	02/15/33-10/15/34	3,161	3,512,224
Government National Mortgage Association		6.500%	10/15/23-07/15/35	3,489	3,958,047
Government National Mortgage Association		8.000%	01/15/24-04/15/25	87	102,475

TOTAL MORTGAGE-BACKED SECURITIES (cost $300,503,178)					310,580,636

MUNICIPAL BONDS — 0.4%
Bay Area Toll Authority, Revenue Bonds, BABs	Aa3	6.263%	04/01/49	1,325	1,350,851
Chicago O’Hare International Airport, Revenue Bonds, BABs	A1	6.395%	01/01/40	1,030	1,001,582
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Revenue Bonds, BABs	Aa2	6.731%	07/01/43	1,000	997,600
New Jersey State Turnpike Authority, Revenue Bonds, Ser. F, BABs	A3	7.414%	01/01/40	1,070	1,180,403
New York City Transitional Finance Authority, Revenue Bonds, BABs	Aa1	5.767%	08/01/36	1,130	1,138,803
Ohio State University (The), Revenue Bonds, BABs	Aa1	4.910%	06/01/40	455	414,464
Ohio State Water Development Authority, Revenue Bonds, BABs	Aaa	4.879%	12/01/34	300	285,465
Oregon State Department of Transportation, Revenue Bonds, Ser. A, BABs	Aa2	5.834%	11/15/34	445	456,214
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B, BABs	Aa3	5.511%	12/01/45	550	497,964
Regional Transportation District, Revenue Bonds, Ser. 2010B, BABs	Aa2	5.844%	11/01/50	680	681,401
State of California, General Obligation Unlimited, BABs(b)	A1	7.300%	10/01/39	1,270	1,288,224
State of California, General Obligation Unlimited, BABs(b)	A1	7.500%	04/01/34	475	491,440
State of California, General Obligation Unlimited, BABs	A1	7.550%	04/01/39	245	254,949
State of California, General Obligation Unlimited, BABs(b)	A1	7.625%	03/01/40	215	226,591
Texas State Transportation Commission, Revenue Bonds, Ser. B, BABs	Aaa	5.028%	04/01/26	335	330,343

TOTAL MUNICIPAL BONDS (cost $10,687,254)					10,596,294

NON-CORPORATE FOREIGN AGENCIES — 0.4%
Commonwealth Bank of Australia (Australia), 144A(b)	Aaa	2.700%	11/25/14	7,435	7,672,422
Export-Import Bank of Korea (South Korea)	A1	4.000%	01/29/21	765	714,655
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	A1	5.125%	06/29/20	400	411,866
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	12/01/23	350	427,091
RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A	Baa1	6.299%	05/15/17	2,190	2,200,950

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $11,219,057)					11,426,984

NON-CORPORATE SOVEREIGN
Qatar Government International Bond (Qatar), Sr. Notes, 144A (cost $738,409)	Aa2	6.400%	01/20/40	740	802,900

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.4%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Federal Home Loan Banks Federal Home Loan Mortgage Corp.(b) Federal National Mortgage Association, Notes Resolution Funding Corp. Interest Strip, Bonds(k) Tennessee Valley Authority, Bonds, Ser. E Tennessee Valley Authority, Notes Western Corporate Federal Credit Union, Gtd. Notes	5.500%	07/15/36	$1,080	$1,189,649
	5.125%	11/17/17	630	717,389
	4.375%	10/15/15	2,225	2,449,155
	3.530%	04/15/18	2,615	2,073,520
	6.250%	12/15/17	560	672,112
	4.500%	04/01/18	1,445	1,566,337
	1.750%	11/02/12	2,610	2,657,199

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $10,894,372)				11,325,361

U.S. GOVERNMENT TREASURY OBLIGATIONS — 4.5%

U.S. Treasury Bonds(b)

U.S. Treasury Bonds

U.S. Treasury Bonds

U.S. Treasury Bonds(g)

U.S. Treasury Bonds

U.S. Treasury Bonds

U.S. Treasury Inflation Indexed Bonds

U.S. Treasury Notes(b)

U.S. Treasury Notes

U.S. Treasury Notes(b)

U.S. Treasury Notes

U.S. Treasury Notes

U.S. Treasury Strips Coupon(l)

U.S. Treasury Strips Coupon(l)

U.S. Treasury Strips Coupon(l)

U.S. Treasury Strips Coupon(l)

U.S. Treasury Strips Coupon(b)(l)

U.S. Treasury Strips Coupon(l)

U.S. Treasury Strips Coupon(l)

U.S. Treasury Strips Coupon(l)

U.S. Treasury Strips Coupon(l)

U.S. Treasury Strips Coupon(l)

U.S. Treasury Strips Principal(b)(k)

U.S. Treasury Strips Principal(k)

	3.875%	08/15/40	5,265	4,849,560
	4.625%	02/15/40	2,895	3,032,512
	6.250%	08/15/23	10,495	13,190,903
	7.125%	02/15/23	8,200	11,013,625
	7.250%	08/15/22	3,180	4,298,963
	8.000%	11/15/21	4,820	6,817,288
	1.375%	01/15/20	5,623	5,843,696
	1.375%	11/30/15	1,690	1,642,337
	2.125%	12/31/15	2,525	2,538,413
	2.625%	11/15/20	4,060	3,829,721
	3.625%	08/15/19	14,985	15,654,650
	3.625%	02/15/20	11,675	12,116,455
	4.200%	05/15/24	10,845	6,218,902
	4.230%	11/15/24	17,475	9,730,884
	4.240%	08/15/24	6,520	3,681,903
	4.250%	02/15/25	4,500	2,471,283
	4.310%	08/15/25	1,055	562,441
	4.640%	11/15/21	2,500	1,653,265
	4.910%	08/15/22	2,450	1,552,166
	5.330%	11/15/23	10,490	6,186,845
	5.400%	02/15/24	10,000	5,816,680
	5.830%	05/15/25	9,500	5,136,726
	4.190%	11/15/24	8,500	4,779,694
	5.000%	02/15/23	10,900	6,747,122

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS (cost $136,556,595)				139,366,034

TOTAL LONG-TERM INVESTMENTS (cost $2,502,439,783)				2,915,816,967

SHORT-TERM INVESTMENTS — 12.2%
U.S. GOVERNMENT TREASURY OBLIGATION — 0.1%
U.S. Treasury Bill (cost $4,396,348)(m)	0.180%	06/16/11	4,400	4,396,550

			Shares
AFFILIATED MUTUAL FUNDS — 12.1%
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $162,356,180)(Note 4)(n)			16,401,000	147,444,987
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $225,972,697; includes $66,672,501 of cash collateral received for securities on loan)(Note 4)(n)(o)			225,972,697	225,972,697

TOTAL AFFILIATED MUTUAL FUNDS (cost $388,328,877)				373,417,684

TOTAL SHORT-TERM INVESTMENTS (cost $392,725,225)				377,814,234

TOTAL INVESTMENTS(p) — 107.0% (cost $2,895,165,008)				3,293,631,201
LIABILITIES IN EXCESS OF OTHER ASSETS(q) — (7.0)%				(216,288,763)

NET ASSETS — 100.0%				$3,077,342,438

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
I/O	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced

#	Principal amount shown in U.S. dollars unless otherwise stated.

†	The ratings reflected are as of December 31, 2010. Ratings of certain bonds may have changed subsequent to that date.

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $65,270,995; cash collateral of $66,672,501 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Stapled Security—A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(d)	Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(e)	Standard & Poor’s Rating.

(f)	Indicates a security that has been deemed illiquid.

(g)	Represents security, or a portion thereof, segregated as collateral for swap agreements.

(h)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(i)	Indicates a restricted security; the aggregate original cost of such securities is $6,209,979. The aggregate value of $6,968,046 is approximately 0.2% of net assets.

(j)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(k)	Represents zero-coupon bond. Rate shown reflects the effective yield at December 31, 2010.

(l)	Rate shown reflects the effective yield at December 31, 2010.

(m)	Rate quoted represents yield-to-maturity as of purchase date.

(n)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Taxable Money Market Fund and the Prudential Investment Portfolios 2—Prudential Core Short-Term Bond Fund.

(o)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(p)	As of December 31, 2010, 3 securities representing $2,079,431 and 0.1% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(q)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Long Positions:
286	2 Year U.S. Treasury Notes	Mar. 2011	$62,710,213	$62,607,188	$(103,025)
1,903	5 Year U.S. Treasury Notes	Mar. 2011	226,558,195	224,018,781	(2,539,414)
175	S&P 500 Index	Mar. 2011	54,071,150	54,818,750	747,600

					(1,894,839)

Short Positions:
1,112	10 Year U.S. Treasury Notes	Mar. 2011	137,489,086	133,926,500	3,562,586
262	U.S. Long Bond	Mar. 2011	33,146,885	31,996,750	1,150,135
74	U.S. Ultra Bond	Mar. 2011	9,360,253	9,404,938	(44,685)

					4,668,036

					$2,773,197

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Credit default swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#(2)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy protection(1)
Barclays Bank PLC	09/20/12	$2,900	0.595%	Fortune Brands, Inc., 5.375%, 01/15/16	$(6,847)	$—	$(6,847)
Deutsche Bank AG	09/20/11	1,000	1.000%	Dish DBS Corp., 6.625%, 10/01/14	(2,993)	4,943	(7,936)
Deutsche Bank AG	03/20/12	2,000	5.000%	Gannett Co., Inc., 6.375%, 04/01/12	(114,315)	(37,493)	(76,822)
Deutsche Bank AG	12/20/12	2,000	1.000%	Macy’s Retail Holdings, Inc., 8.000%, 07/15/12	(13,861)	47,085	(60,946)
Deutsche Bank AG	06/20/13	2,000	1.000%	US Steel Corp., 6.650%, 06/01/37	64,809	78,224	(13,415)
Deutsche Bank AG	03/20/14	1,645	7.050%	Starwood Hotels & Resorts Worldwide, 7.875%, 05/01/12	(328,553)	—	(328,553)
Deutsche Bank AG	06/20/18	2,200	1.150%	Spectra Energy Capital LLC, 6.250%, 02/15/13	(40,821)	—	(40,821)
JPMorgan Chase Bank	06/20/14	1,150	0.650%	Bunge Ltd. Finance Corp., 5.350%, 04/15/14	29,586	—	29,586
Merrill Lynch Capital Services, Inc.	09/20/16	735	1.730%	Tyson Foods, Inc., 7.350%, 04/01/16	4,895	—	4,895
Merrill Lynch Capital Services, Inc.	06/20/18	500	1.130%	Spectra Energy Capital LLC, 6.250%, 02/15/13	(8,602)	—	(8,602)
Merrill Lynch Capital Services, Inc.	06/20/18	2,800	1.450%	Starwood Hotels & Resorts Worldwide, Inc., 6.750%, 05/15/18	(9,307)	—	(9,307)
Merrill Lynch Capital Services, Inc.	06/20/18	1,800	3.050%	SLM Corp., 5.125%, 08/27/12	76,412	—	76,412
Morgan Stanley Capital Services, Inc.	03/20/12	500	5.000%	Gannett Co., Inc., 6.375%, 04/01/12	(28,579)	(9,669)	(18,910)
Morgan Stanley Capital Services, Inc.	03/20/18	1,500	0.700%	Avon Products, Inc., 6.500%, 03/01/19	1,044	—	1,044
Morgan Stanley Capital Services, Inc.	06/20/18	2,800	0.970%	Simon Property Group L.P., 5.250%, 12/01/16	36,235	—	36,235
Morgan Stanley Capital Services, Inc.	06/20/18	1,700	1.000%	Newell Rubbermaid, Inc., 0.000%, 07/15/28	34,943	—	34,943

					$(305,954)	$83,090	$(389,044)

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,991,711,350	$—	$—
Preferred Stocks	1,519,966	—	—
Asset-Backed Securities
Non-Residential Mortgage-Backed Securities	—	4,685,408	10,792,133
Residential Mortgage-Backed Securities	—	8,755,746	—
Bank Loans	—	8,249,010	660,974
Collateralized Mortgage Obligations	—	8,826,248	—
Commercial Mortgage-Backed Securities	—	110,467,197	—
Corporate Bonds	—	286,050,726	—
Mortgage-Backed Securities	—	310,580,636	—
Municipal Bonds	—	10,596,294	—
Non-Corporate Foreign Agencies	—	11,426,984	—
Non-Corporate Sovereign	—	802,900	—
U.S. Government Agency Obligations	—	11,325,361	—
U.S. Government Treasury Obligations	—	143,762,584	—
Affiliated Mutual Funds	373,417,684	—	—
Other Financial Instruments*
Futures Contracts	2,773,197	—	—
Credit Default Swap Agreements	—	(389,044)	—

Total	$2,369,422,197	$915,140,050	$11,453,107

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 was as follows:

Affiliated Mutual Funds (including 2.2% of collateral received for securities on loan)	12.1%
Mortgage-Backed Securities	10.1
Oil, Gas & Consumable Fuels	6.1
U.S. Government Treasury Obligations	4.6
Commercial Mortgage-Backed Securities	3.6
Pharmaceuticals	3.2
Computers & Peripherals	3.1
Diversified Financial Services	3.1
Software	3.0
Insurance	2.8
Banking	2.2
Commercial Banks	2.1
Diversified Telecommunication Services	2.1
Chemicals	2.0
Machinery	2.0
Industrial Conglomerates	1.9
Semiconductors & Semiconductor Equipment	1.9
Beverages	1.7
Healthcare Providers & Services	1.7
Media	1.6
Hotels, Restaurants & Leisure	1.5
IT Services	1.5
Aerospace & Defense	1.4
Household Products	1.4
Specialty Retail	1.4
Energy Equipment & Services	1.3
Healthcare Equipment & Supplies	1.3
Capital Markets	1.2
Food Products	1.2
Tobacco	1.2
Communications Equipment	1.1
Food & Staples Retailing	1.1
Multiline Retail	1.0
Internet Software & Services	0.9
Real Estate Investment Trusts	0.9
Electric	0.8
Electric Utilities	0.8
Electrical Equipment	0.8
Life Sciences Tools & Services	0.8
Textiles, Apparel & Luxury Goods	0.8
Air Freight & Logistics	0.6
Auto Components	0.6
Biotechnology	0.6
Consumer Finance	0.6

Metals & Mining	0.6%
Road & Rail	0.6
Telecommunications	0.6
Non-Captive Finance	0.5
Non-Residential Mortgage-Backed Securities	0.5
Cable	0.4
Electronic Equipment & Instruments	0.4
Foods	0.4
Healthcare & Pharmaceutical	0.4
Multi-Utilities	0.4
Municipal Bonds	0.4
Non-Corporate Foreign Agencies	0.4
U.S. Government Agency Obligations	0.4
Collateralized Mortgage Obligations	0.3
Electrical Utilities	0.3
Media & Entertainment	0.3
Metals	0.3
Office Electronics	0.3
Residential Mortgage-Backed Securities	0.3
Retailers	0.3
Technology	0.3
Airlines	0.2
Consumer	0.2
Diversified Consumer Services	0.2
Energy – Integrated	0.2
Energy – Other	0.2
Healthcare Insurance	0.2
Lodging	0.2
Automobiles	0.1
Capital Goods	0.1
Commercial Services & Supplies	0.1
Construction & Engineering	0.1
Distributors	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Paper	0.1
Paper & Forest Products	0.1
Pipelines & Other	0.1
Railroads	0.1
Real Estate Management & Development	0.1
Trading Companies & Distributors	0.1
Water Utilities	0.1
Wireless Telecommunication Services	0.1

107.0
Liabilities in excess of other assets	(7.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premium paid for swap agreements	$130,252		Premium received for swap agreements	$47,162
Credit contracts	Unrealized appreciation on swap agreements	183,115		Unrealized depreciation on swap agreements	572,159
Equity contracts	Due to broker-variation margin	747,600	*	—	—
Interest rate contracts	Due to broker-variation margin	4,712,721	*	Due to broker-variation margin	2,687,124	*

Total		$5,773,688			$3,306,445

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Total
Credit contracts	$—	$(210,480)	$—	$(210,480)
Equity contracts	7,089,737	—	—	7,089,737
Interest rate contracts	2,050,748	(164,011)	(21,891)	1,864,846

Total	$9,140,485	$(374,491)	$(21,891)	$8,744,103

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$(573,257)	$(573,257)
Equity contracts	(43,763)	—	(43,763)
Interest rate contracts	1,878,263	88,356	1,966,619

Total	$1,834,500	$(484,901)	$1,349,599

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options (Cost)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$18,202	$304,167,866	$121,738,865

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))
$13,621	$32,288

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments, at value including securities on loan of $65,270,995:
Unaffiliated investments (cost $2,506,836,131)	$2,920,213,517
Affiliated investments (cost $388,328,877)	373,417,684
Foreign currency, at value (cost $15,203)	15,302
Receivable for investments sold	26,961,045
Dividends and interest receivable	8,562,279
Foreign tax reclaim receivable	311,567
Unrealized appreciation on swap agreements	183,115
Premium paid for swap agreements	130,252
Receivable for Series shares sold	86,595
Prepaid expenses	25,333

Total Assets	3,329,906,689

LIABILITIES
Payable for investments purchased	182,573,745
Collateral for securities on loan	66,672,501
Management fee payable	1,554,168
Unrealized depreciation on swap agreements	572,159
Accrued expenses and other liabilities	549,587
Due to broker-variation margin	326,995
Payable to custodian	189,193
Payable for Series shares repurchased	77,864
Premium received for swap agreements	47,162
Affiliated transfer agent fee payable	877

Total Liabilities	252,564,251

NET ASSETS	$3,077,342,438

Net assets were comprised of:
Paid-in capital	$3,035,179,984
Retained earnings	42,162,454

Net assets, December 31, 2010	$3,077,342,438

Net asset value and redemption price per share, $3,077,342,438 / 196,826,222 outstanding shares of beneficial interest	$15.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated interest	$39,325,052
Unaffiliated dividend income (net of foreign withholding taxes of $10,545)	36,929,907
Affiliated dividend income	2,472,895
Affiliated income from securities loaned, net	155,358

78,883,212

EXPENSES
Management fee	17,556,127
Shareholders’ reports	538,000
Custodian’s fees and expenses	344,000
Insurance expenses	49,000
Trustees’ fees	39,000
Audit fee	36,000
Legal fees and expenses	21,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fee and expenses (including affiliated expense of $5,000) (Note 4)	11,000
Miscellaneous	9,924

Total expenses	18,616,051

NET INVESTMENT INCOME	60,267,161

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(510,567))	155,997,918
Futures transactions	9,140,485
Swap agreement transactions	(374,491)
Foreign currency transactions	(16,177)

164,747,735

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $7,778,236)	110,616,726
Futures	1,834,500
Swap agreements	(484,901)
Foreign currencies	19,145

111,985,470

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	276,733,205

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$337,000,366

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$60,267,161	$65,778,671
Net realized gain (loss) on investment, swap agreement and foreign currency transactions	164,747,735	(207,054,132)
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	111,985,470	629,301,176

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	337,000,366	488,025,715

DISTRIBUTIONS	(65,760,146)	(91,535,531)

SERIES SHARE TRANSACTIONS:
Series shares sold [965,601 and 1,203,125 shares, respectively]	14,188,409	15,189,643
Series shares issued in reinvestment of distributions [4,680,438 and 7,405,787 shares, respectively]	65,760,146	91,535,531
Series shares repurchased [12,309,724 and 17,489,813 shares, respectively]	(179,839,115)	(218,829,963)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(99,890,560)	(112,104,789)

TOTAL INCREASE IN NET ASSETS	171,349,660	284,385,395
NET ASSETS:
Beginning of year	2,905,992,778	2,621,607,383

End of year	$3,077,342,438	$2,905,992,778

SEE NOTES TO FINANCIAL STATEMENTS.

A79

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS — 96.8%	Shares	Value (Note 2)

Australia — 3.1%
Bendigo And Adelaide Bank Ltd.	59,300	$603,487
BHP Billiton PLC, ADR	84,518	6,803,699
BHP Billiton PLC	78,053	3,104,353
BlueScope Steel Ltd.	218,400	502,603
Challenger Ltd.	271,400	1,304,661
Downer EDI Ltd.	171,400	804,662
Goodman Fielder Ltd.	443,900	610,657
Metcash Ltd.	211,000	886,981
National Australia Bank Ltd.	66,900	1,621,677
OneSteel Ltd.	447,200	1,184,654
Pacific Brands Ltd.(a)	460,600	461,679
TABCORP Holdings Ltd.	132,667	964,767
Telstra Corp. Ltd.	392,400	1,119,755

		19,973,635

Austria — 0.3%
OMV AG	32,300	1,342,362
Voestalpine AG	9,500	452,575

		1,794,937

Belgium — 0.8%
AGFA-Gevaert NV(a)	86,100	368,180
Anheuser-Busch InBev NV	38,139	2,181,323
Colruyt SA	20,166	1,025,372
Delhaize Group SA	18,600	1,373,755

		4,948,630

Brazil — 1.2%
BR Malls Participacoes SA	100,100	1,031,151
Itau Unibanco Holding SA, ADR	119,800	2,876,398
OGX Petroleo e Gas Participacoes SA(a)	94,500	1,138,554
PDG Realty SA Empreendimentos e Participacoes	161,800	990,294
Vale SA, ADR	46,639	1,612,310

		7,648,707

Canada — 0.9%
Brookfield Asset Management, Inc. (Class A Stock)(b)	85,146	2,834,510
Canadian National Railway Co.	26,500	1,768,354
Petrobank Energy & Resources Ltd.(a)	18,670	474,120
Tim Hortons, Inc.	14,991	619,662

		5,696,646

Chile — 0.2%
Lan Airlines SA	43,564	1,360,351

China — 1.9%
Baidu, Inc., ADR(a)	53,902	5,203,160
China Shenhua Energy Co. Ltd. (Class H Stock)	532,000	2,231,268
China Vanke Co. Ltd. (Class B Stock)	494,862	611,192
CNOOC Ltd.	991,000	2,351,024
Dongfeng Motor Group Co. Ltd. (Class H Stock)	600,000	1,034,376
Industrial & Commercial Bank of China (Class H Stock)	142,625	106,242
Weichai Power Co. Ltd. (Class H Stock)	175,000	1,077,315

		12,614,577

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Colombia — 0.3%
Pacific Rubiales Energy Corp.	41,400	$1,405,260
Petrominerales Ltd.	11,306	377,062

		1,782,322

Denmark — 0.8%
Coloplast A/S (Class B Stock)	9,508	1,292,040
H Lundbeck A/S	49,400	938,751
Novo Nordisk A/S (Class B Stock)	16,566	1,868,039
Novozymes A/S (Class B Stock)	6,401	891,634

		4,990,464

Finland — 0.6%
Kone OYJ (Class B Stock)	30,843	1,714,576
Nokia OYJ	83,800	866,746
Tieto OYJ	56,200	1,063,424

		3,644,746

France — 5.1%
Air Liquide SA	11,663	1,474,999
AXA SA	47,100	783,605
BNP Paribas	56,431	3,590,234
Casino Guichard Perrachon SA	6,800	662,889
Cie Generale des Etablissements Michelin (Class B Stock)	17,860	1,281,630
Ciments Francais SA	5,200	503,789
Credit Agricole SA	100,900	1,281,458
EDF Energies Nouvelles SA	13,031	551,309
France Telecom SA	42,900	894,025
Lagardere SCA	8,500	350,187
L’Oreal SA	18,136	2,013,468
LVMH Moet Hennessy Louis Vuitton SA	15,719	2,585,770
Rallye SA	13,400	576,322
Renault SA(a)	12,300	714,992
Sanofi-Aventis SA	43,600	2,787,888
Schneider Electric SA	17,732	2,653,888
SCOR SE	28,000	710,916
Thales SA	14,000	489,877
Total SA	43,500	2,304,832
Total SA, ADR(b)	64,600	3,454,808
Vinci SA	26,881	1,461,279
Vivendi SA	86,100	2,324,135

		33,452,300

Germany — 2.9%
Allianz SE	18,700	2,222,270
Aurubis AG	6,200	366,036
BASF SE	41,649	3,322,659
Daimler AG(a)	15,473	1,048,930
Deutsche Bank AG	26,100	1,363,717
E.ON AG	61,700	1,890,997
Hannover Rueckversicherung AG	11,800	632,866
MTU Aero Engines Holding AG	7,100	480,177
Muenchener Rueckversicherungs AG	12,000	1,819,251
Rheinmetall AG	8,800	707,570
RWE AG	21,600	1,440,039
SAP AG	41,632	2,119,625
ThyssenKrupp AG	18,900	782,565
Vossloh AG	4,300	548,755

		18,745,457

SEE NOTES TO FINANCIAL STATEMENTS.

A80

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Greece
Alpha Bank AE(a)	15,700	$79,724

Hong Kong — 0.8%
Chaoda Modern Agriculture Holdings Ltd.	966,070	724,602
First Pacific Co. Ltd.	32,000	28,818
Indofood Sukses Makmur Tbk PT	1,656,000	896,004
Jardine Cycle & Carriage Ltd.	50,000	1,425,956
Kingboard Chemical Holdings Ltd.	180,000	1,077,990
Li & Fung Ltd.	194,000	1,125,643
Noble Group Ltd.	1	2

		5,279,015

India — 0.3%
ICICI Bank Ltd., ADR	15,351	777,375
Infosys Technologies Ltd., ADR	20,052	1,525,556

		2,302,931

Indonesia — 0.3%
Bank Rakyat Indonesia Persero Tbk PT	1,179,500	1,374,556
Kalbe Farma Tbk PT	1,204,500	434,476

		1,809,032

Ireland
Allied Irish Banks PLC(a)	42,100	16,878
Bank of Ireland (Governor & Co.)(a)	83,300	41,743
Irish Life & Permanent Group Holdings PLC(a)	51,300	72,734

		131,355

Israel — 0.6%
Bank Hapoalim BM(a)	176,900	920,767
Elbit Systems Ltd.	11,400	608,150
Israel Chemicals Ltd.	57,510	985,862
Teva Pharmaceutical Industries Ltd., ADR	25,192	1,313,259

		3,828,038

Italy — 1.4%
Banco Popolare SC	38,200	173,049
Enel SpA	407,300	2,035,602
ENI SpA	80,200	1,751,190
Finmeccanica SpA	20,900	237,535
Fondiaria-Sai SpA	19,900	166,602
Saipem SpA	70,804	3,485,654
Telecom Italia SpA	796,300	1,028,987

		8,878,619

Japan — 8.8%
Alpine Electronics, Inc.	22,700	322,928
Aoyama Trading Co. Ltd.	52,100	940,739
Astellas Pharma, Inc.	17,000	648,048
Canon, Inc.	50,700	2,628,981
Circle K Sunkus Co. Ltd.	46,900	752,687
COMSYS Holdings Corp.	72,800	776,509
Denso Corp.	46,300	1,597,889
Fanuc Corp.	15,800	2,426,727
Fukuoka Financial Group, Inc.	158,000	686,957
Hitachi Capital Corp.	49,400	763,604

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Japan (continued)
ITOCHU Corp.	87,400	$884,872
Itochu Techno-Solutions Corp.	26,200	982,621
JX Holdings, Inc.	101,400	688,156
KDDI Corp.	200	1,155,315
Keihin Corp.	44,800	1,009,780
Keyence Corp.	7,200	2,085,774
Kurabo Industries Ltd.	173,100	313,409
Kyoei Steel Ltd.	42,800	698,485
Kyowa Exeo Corp.	81,900	844,320
Marubeni Corp.	238,000	1,673,827
Mitsubishi Corp.	18,000	487,301
Mitsubishi UFJ Financial Group, Inc.	208,400	1,126,833
Mitsui & Co. Ltd.	56,300	929,897
Mizuho Financial Group, Inc.	801,800	1,510,967
Murata Manufacturing Co. Ltd.	23,200	1,625,914
Nichirei Corp.	141,000	651,250
Nippon Electric Glass Co. Ltd.	54,000	779,505
Nippon Shokubai Co. Ltd.	68,000	703,535
Nippon Telegraph & Telephone Corp.	37,000	1,674,775
Nissan Shatai Co. Ltd.	95,000	829,597
Nitori Co. Ltd.	11,000	961,941
NTT DoCoMo, Inc.	1,100	1,921,173
Sankyu, Inc.	210,000	954,428
Seino Holdings Corp.	65,000	446,730
Shimachu Co. Ltd.	30,700	718,816
Softbank Corp.	89,500	3,098,713
Sony Financial Holdings, Inc.	400	1,618,426
Sumitomo Corp.	152,300	2,155,348
Sumitomo Mitsui Financial Group, Inc.	165,400	5,891,573
Sumitomo Trust & Banking Co. Ltd. (The)	67,000	422,515
Takeda Pharmaceutical Co. Ltd.	24,600	1,210,457
Toagosei Co. Ltd.	147,000	688,016
Toyo Suisan Kaisha Ltd.	31,000	689,949
Toyota Tsusho Corp.	48,100	847,186
Yahoo! Japan Corp.	5,837	2,264,632
Yokohama Rubber Co. Ltd. (The)	158,000	817,342

		56,908,447

Liechtenstein
Verwaltungs- und Privat-Bank AG	2,578	316,529

Malaysia — 0.3%
CIMB Group Holdings Bhd	525,800	1,449,424
Kuala Lumpur Kepong Bhd	100,000	716,718

		2,166,142

Mexico — 0.5%
America Movil SAB de CV, Ser. L, ADR	39,401	2,259,253
Coca-Cola Femsa SAB de CV, ADR	14,179	1,168,775

		3,428,028

Netherlands — 2.0%
Aegon NV(a)	56,800	347,329
Brit Insurance Holdings NV	56,800	922,756
ING Groep NV(a)	87,200	848,310
Koninklijke Ahold NV	60,500	798,442
Koninklijke DSM NV	31,100	1,770,630
Nutreco NV	11,200	849,957

SEE NOTES TO FINANCIAL STATEMENTS.

A81

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Netherlands (continued)
Royal Dutch Shell PLC (Class B Stock)	147,700	$4,870,370
Royal Dutch Shell PLC, ADR	37,150	2,480,877

		12,888,671

New Zealand — 0.1%
Air New Zealand Ltd.	737,900	862,456

Norway — 0.3%
DnB NOR ASA	54,100	759,341
Statoil ASA	45,100	1,071,261

		1,830,602

Peru — 0.2%
Credicorp Ltd.	9,204	1,094,448

Portugal
Banco Espirito Santo SA	43,600	167,798

Singapore — 0.3%
CapitaMalls Asia Ltd.	847,000	1,280,384
M1 Ltd.	226,330	414,443

		1,694,827

South Africa — 0.5%
Aspen Pharmacare Holdings Ltd.	72,083	1,006,809
MTN Group Ltd.	61,409	1,253,070
Truworths International Ltd.	105,100	1,143,137

		3,403,016

South Korea — 1.1%
Hyundai Motor Co.(a)	14,476	2,213,046
Samsung Electronics Co. Ltd.	6,335	5,297,308

		7,510,354

Spain — 1.9%
Banco Bilbao Vizcaya Argentaria SA	114,000	1,151,684
Banco Espanol de Credito SA	79,800	661,152
Banco Santander Chile, ADR(b)	16,225	1,516,551
Banco Santander SA	459,215	4,865,042
Inditex SA	9,317	697,595
Repsol YPF SA	66,100	1,841,681
Tecnicas Reunidas SA	12,757	811,707
Telefonica SA	34,700	786,666

		12,332,078

Sweden — 0.8%
Atlas Copco AB (Class A Stock)	56,136	1,416,410
Boliden AB	73,000	1,483,738
Hexagon AB (Class B Stock)	37,710	808,514
Meda AB (Class A Stock)	76,800	584,651
NCC AB (Class B Stock)	15,700	345,017
SKF AB (Class B Stock)	29,008	826,379

		5,464,709

Switzerland — 3.2%
Baloise Holding AG	14,600	1,420,963
CIE Financiere Richemont SA	19,278	1,134,000
Clariant AG(a)	42,200	854,832
Credit Suisse Group AG	78,468	3,161,379
Georg Fischer AG(a)	1,500	846,257
Nestle SA	27,215	1,593,606
Novartis AG	75,811	4,455,416

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Switzerland (continued)
Sika AG	238	$522,073
Swiss Reinsurance Co. Ltd.	23,400	1,258,845
Swisscom AG	2,050	901,342
Zurich Financial Services AG	17,984	4,658,529

		20,807,242

Turkey — 0.2%
Turkiye Garanti Bankasi AS	301,160	1,525,305

United Kingdom — 7.9%
Admiral Group PLC	41,647	983,711
Aggreko PLC	26,152	604,260
AMEC PLC	83,168	1,491,163
Amlin PLC	126,434	806,032
Antofagasta PLC	26,126	656,612
AstraZeneca PLC	65,200	2,970,290
Aviva PLC	118,200	724,238
BAE Systems PLC	256,400	1,319,177
Barclays PLC	332,700	1,357,202
Beazley PLC	360,794	646,887
Berendsen PLC	24,300	165,410
BG Group PLC	114,187	2,307,240
BP PLC	237,100	1,720,953
BT Group PLC	602,100	1,697,220
Centrica PLC	421,478	2,179,016
Compass Group PLC	118,014	1,069,007
Drax Group PLC	116,100	666,661
DS Smith PLC	230,900	727,908
GlaxoSmithKline PLC	231,374	4,473,086
Home Retail Group PLC	199,900	587,483
John Wood Group PLC	72,742	633,969
Johnson Matthey PLC	42,472	1,349,516
Kingfisher PLC	136,088	558,865
Legal & General Group PLC	624,000	941,253
Logica PLC	403,000	823,090
Marston’s PLC	339,130	605,401
Next PLC	49,090	1,511,580
Northern Foods PLC	211,500	206,917
Old Mutual PLC	527,200	1,011,823
Petrofac Ltd.	74,435	1,841,726
Reckitt Benckiser Group PLC	61,763	3,394,365
Rexam PLC	125,100	648,905
Rolls-Royce Group PLC(a)	160,549	1,559,433
Rolls-Royce Group PLC (Class C Stock)(a)	14,032,128	21,877
Royal Bank of Scotland Group PLC(a)	263,527	160,524
RSA Insurance Group PLC	300,200	585,984
Standard Chartered PLC	79,247	2,131,910
Tate & Lyle PLC	127,900	1,032,931
Thomas Cook Group PLC	164,000	485,045
Vodafone Group PLC	1,708,501	4,416,424

		51,075,094

United States — 47.2%
3M Co.	33,400	2,882,420
Allstate Corp. (The)	9,700	309,236
Altria Group, Inc.	35,600	876,472
Amazon.com, Inc.(a)	40,392	7,270,560

SEE NOTES TO FINANCIAL STATEMENTS.

A82

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS
(continued)	Shares	Value (Note 2)

United States (continued)
American Express Co.	50,250	$2,156,730
American Tower Corp. (Class A Stock)(a)	41,907	2,164,077
Ameriprise Financial, Inc.	12,050	693,477
Amgen, Inc.(a)	24,750	1,358,775
Anadarko Petroleum Corp.	72,420	5,515,507
Apple, Inc.(a)	29,888	9,640,673
AT&T, Inc.	101,900	2,993,822
Avon Products, Inc.	33,800	982,228
Baker Hughes, Inc.	47,000	2,686,990
Bank of America Corp.	290,100	3,869,934
Bank of New York Mellon Corp. (The)	27,500	830,500
Broadcom Corp. (Class A Stock)	98,679	4,297,471
CA, Inc.	21,600	527,904
Cablevision Systems Corp. (Class A Stock)	84,300	2,852,712
Chevron Corp.	54,450	4,968,562
Citigroup, Inc.(a)	1,153,497	5,456,041
Comcast Corp. (Class A Stock)	44,200	919,802
Covidien PLC	43,800	1,999,908
Cummins, Inc.	20,718	2,279,187
Danaher Corp.	68,840	3,247,183
Dell, Inc.(a)	117,600	1,593,480
Dow Chemical Co. (The)	274,062	9,356,477
Eaton Corp.	18,704	1,898,643
Entergy Corp.	27,050	1,915,951
EOG Resources, Inc.	33,771	3,087,007
EQT Corp.	13,650	612,066
Estee Lauder Cos., Inc. (The) (Class A Stock)	23,425	1,890,398
Exelon Corp.	51,750	2,154,870
Exxon Mobil Corp.	57,850	4,229,992
F5 Networks, Inc.(a)	6,538	850,986
FedEx Corp.	32,249	2,999,480
Fifth Third Bancorp	86,700	1,272,756
Ford Motor Co.(a)	131,289	2,204,342
Fortune Brands, Inc.	27,600	1,662,900
Freeport-McMoRan Copper & Gold, Inc.	21,478	2,579,293
General Dynamics Corp.	56,987	4,043,798
General Electric Co.	179,900	3,290,371
General Motors Co.(a)	45,400	1,673,444
Goldman Sachs Group, Inc. (The)	37,421	6,292,715
H&R Block, Inc.	104,400	1,243,404
Halliburton Co.	35,418	1,446,117
Home Depot, Inc.	77,100	2,703,126
Honeywell International, Inc.	28,950	1,538,982
Illinois Tool Works, Inc.	55,000	2,937,000
International Business Machines Corp.	21,400	3,140,664
International Paper Co.	76,700	2,089,308
Johnson & Johnson	46,700	2,888,395
JPMorgan Chase & Co.	114,650	4,863,453
Kellogg Co.	19,550	998,614
KeyCorp	164,800	1,458,480
Kimberly-Clark Corp.	27,900	1,758,816
Liberty Media Corp. - Starz, Ser. A(a)	14,700	977,256
Lockheed Martin Corp.	10,250	716,577

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Lowe’s Cos., Inc.	52,200	$1,309,176
Madison Square Garden, Inc. (Class A Stock)(a)	24,300	626,454
Marsh & McLennan Cos., Inc.	93,100	2,545,354
McDonald’s Corp.	84,085	6,454,365
Mead Johnson Nutrition Co.	23,484	1,461,879
Merck & Co., Inc.	103,400	3,726,536
Microsoft Corp.	143,700	4,012,104
Monsanto Co.	113,665	7,915,630
Morgan Stanley	89,800	2,443,458
Murphy Oil Corp.	43,150	3,216,832
Newell Rubbermaid, Inc.	46,700	849,006
NIKE, Inc. (Class B Stock)	71,389	6,098,048
NiSource, Inc.(b)	58,300	1,027,246
Nordstrom, Inc.	53,598	2,271,483
NRG Energy, Inc.(a)	93,600	1,828,944
Nucor Corp.	23,300	1,021,006
Oracle Corp.	207,113	6,482,637
Pfizer, Inc.	205,900	3,605,309
Philip Morris International, Inc.	24,100	1,410,573
PNC Financial Services Group, Inc.	73,561	4,466,624
PPG Industries, Inc.	52,757	4,435,281
Praxair, Inc.	58,903	5,623,469
Precision Castparts Corp.	20,013	2,786,010
priceline.com, Inc.(a)	10,868	4,342,309
Principal Financial Group, Inc.	29,400	957,264
Procter & Gamble Co. (The)	30,350	1,952,416
Raytheon Co.	29,700	1,376,298
Salesforce.com, Inc.(a)(b)	27,630	3,647,160
Schlumberger Ltd.	12,500	1,043,750
SLM Corp.(a)	71,400	898,926
Southwest Airlines Co.	200,000	2,596,000
Spectra Energy Corp.	96,100	2,401,539
Sprint Nextel Corp.(a)	319,100	1,349,793
St Joe Co. (The)(a)(b)	50,800	1,109,980
Starbucks Corp.	6,307	202,644
State Street Corp.	40,950	1,897,623
Tiffany & Co.	51,114	3,182,869
Time Warner Cable, Inc.	34,900	2,304,447
Time Warner, Inc.	95,400	3,069,018
TJX Cos., Inc.	78,013	3,462,997
Tyco Electronics Ltd.	51,600	1,826,640
Tyco International Ltd.	9,300	385,392
U.S. Bancorp	318,487	8,589,594
Union Pacific Corp.	107,848	9,993,196
Vulcan Materials Co.	36,400	1,614,704
Wal-Mart Stores, Inc.	38,550	2,079,001
Waste Management, Inc.	34,300	1,264,641
Wells Fargo & Co.	182,878	5,667,389
Western Union Co. (The)	108,300	2,011,131
Weyerhaeuser Co.(b)	126,100	2,387,073
Wynn Resorts Ltd.	26,745	2,777,201
Yum! Brands, Inc.	58,245	2,856,917

		306,014,668

TOTAL COMMON STOCKS (cost $543,922,842)		628,451,900

SEE NOTES TO FINANCIAL STATEMENTS.

A83

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

PREFERRED STOCK — 0.3%
	Shares	Value (Note 2)
United States
Wells Fargo & Co (cost $1,510,954).	63,000	$1,712,970

TOTAL LONG-TERM INVESTMENTS (cost $545,433,796)		630,164,870

SHORT-TERM INVESTMENTS — 4.9%
Affiliated Money Market Mutual Fund — 4.8%
Prudential Investment Portfolios 2— Prudential Core Taxable Money Market Fund (cost $31,035,196; includes $10,802,460 received for securities on loan)(Note 4)(c)(d)	31,035,196	31,035,196

	Principal Amount (000)
U.S. Government Obligation — 0.1%
U.S. Treasury Bill, 0.202%, 06/02/11 (cost $499,574)(e)	$500	499,677

TOTAL SHORT-TERM INVESTMENTS (cost $31,534,770)		31,534,873

TOTAL INVESTMENTS — 102.0% (cost $576,968,566)		661,699,743
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%		(13,180,959)

NET ASSETS — 100.0%		$648,518,784

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $10,550,727; cash collateral of $10,802,460 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2-Prudential Core Taxable Money Market Fund.

(e)	Rate quoted represents yield-to-maturity as of purchase date.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$19,973,635	$—	$—
Austria	1,794,937	—	—
Belgium	4,948,630	—	—
Brazil	7,648,707	—	—
Canada	5,696,646	—	—
Chile	1,360,351	—	—
China	12,614,577	—	—
Colombia	1,782,322	—	—
Denmark	4,990,464	—	—
Finland	3,644,746	—	—
France	33,452,300	—	—
Germany	18,745,457	—	—
Greece	79,724	—	—
Hong Kong	5,279,015	—	—
India	2,302,931	—	—
Indonesia	1,809,032	—	—
Ireland	131,355	—	—
Israel	3,828,038	—	—
Italy	8,878,619	—	—
Japan	56,908,447	—	—
Liechtenstein	316,529	—	—
Malaysia	2,166,142	—	—
Mexico	3,428,028	—	—
Netherlands	12,888,671	—	—
New Zealand	862,456	—	—
Norway	1,830,602	—	—
Peru	1,094,448	—	—
Portugal	167,798	—	—
Singapore	1,694,827	—	—
South Africa	3,403,016	—	—
South Korea	7,510,354	—	—
Spain	12,332,078	—	—
Sweden	5,464,709	—	—
Switzerland	20,807,242	—	—
Turkey	1,525,305	—	—
United Kingdom	51,053,217	21,877	—
United States	306,014,668	—	—
Preferred Stock
United States	1,712,970	—	—
U.S. Government Obligation	—	499,677	—
Affiliated Money Market Mutual Fund	31,035,196	—	—

Total	$661,178,189	$521,554	$—

Fair value of Level 2 investments at 12/31/09 was $287,426,035. $197,726,568 was transferred out of Level 2 into Level 1 at 12/31/10 as a result of no longer using third-party vendor modeling tools due to the lack of significant market movements between the time at which the Portfolio valued its securities and the earlier closing of foreign markets.

It is the Portfolio’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

SEE NOTES TO FINANCIAL STATEMENTS.

A84

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Commercial Banks	9.7%
Oil, Gas & Consumable Fuels	8.6
Chemicals	6.1
Pharmaceuticals	5.1
Affiliated Money Market Mutual Fund (including 1.7% of collateral received for securities on loan)	4.8
Insurance	4.0
Metals & Mining	3.3
Machinery	3.1
Wireless Telecommunication Services	2.8
Capital Markets	2.6
Software	2.6
Diversified Financial Services	2.5
Hotels, Restaurants & Leisure	2.4
Specialty Retail	2.4
Aerospace & Defense	2.3
Energy Equipment & Services	2.1
Media	2.1
Road & Rail	2.0
Internet & Catalog Retail	1.9
Computers & Peripherals	1.7
Diversified Telecommunication	1.7
Food Products	1.6
Textiles, Apparel & Luxury Goods	1.6
IT Services	1.5
Semiconductors & Semiconductor Equipment	1.5
Automobiles	1.4
Food & Staples Retailing	1.3
Electric Utilities	1.2
Electronic Equipment & Instruments	1.1
Household Products	1.1

Industrial Conglomerates	1.1%
Internet Software & Services	1.1
Real Estate Management & Development	1.1
Trading Companies & Distributors	1.1
Auto Components	0.9
Personal Products	0.8
Airlines	0.7
Multi-Utilities	0.7
Consumer Finance	0.6
Household Durables	0.6
Multiline Retail	0.6
Air Freight & Logistics	0.5
Beverages	0.5
Construction & Engineering	0.5
Distributors	0.5
Healthcare Equipment & Supplies	0.5
Independent Power Producers & Energy Traders	0.5
Commercial Services & Supplies	0.4
Electrical Equipment	0.4
Office Electronics	0.4
Real Estate Investment Trusts	0.4
Communications Equipment	0.3
Construction Materials	0.3
Paper & Forest Products	0.3
Tobacco	0.3
Biotechnology	0.2
Containers & Packaging	0.2
Diversified Consumer Services	0.2
Healthcare Technology	0.1
U.S. Government Obligation	0.1

102.0
Liabilities in excess of other assets	(2.0)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are equity risk and foreign exchange risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2010, accordingly no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrant	Rights	Forward Currency Contracts	Futures	Total
Foreign exchange contracts	$—	$—	$(380,712)	$—	$(380,712)
Equity contracts	7,427	(51,171)	—	246,784	203,040

Total	$7,427	$(51,171)	$(380,712)	$246,784	$(177,672)

For the year ended December 31, 2010, the Portfolio did not have any unrealized appreciation or (depreciation) on derivatives recognized in income.

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities are as follows:

Forward Currency Contracts - Sold	Futures Long Position
(Value at Settlement Date Receivable)	(Value at Trade Date)
$ 4,476,840	$206,369

SEE NOTES TO FINANCIAL STATEMENTS.

A85

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments, at value including securities on loan of $10,550,727:
Unaffiliated investments (cost $545,933,370)	$630,664,547
Affiliated investments (cost $31,035,196)	31,035,196
Foreign currency, at value (cost $1,541,720)	1,592,220
Receivable for investments sold	2,279,218
Foreign tax reclaim receivable	1,171,537
Dividends and interest receivable	575,052
Receivable for Series shares sold	19,097
Prepaid expenses	4,476

Total Assets	667,341,343

LIABILITIES
Collateral for securities on loan	10,802,460
Payable for investments purchased	7,069,035
Management fee payable	408,216
Accrued expenses and other liabilities	381,133
Payable for Series shares repurchased	157,226
Due to broker-variation margin	3,612
Affiliated transfer agent fee payable	877

Total Liabilities	18,822,559

NET ASSETS	$648,518,784

Net assets were comprised of:
Paid-in capital	$687,986,146
Retained earnings	(39,467,362)

Net assets, December 31, 2010	$648,518,784

Net asset value and redemption price per share, $648,518,784 / 35,065,273 outstanding shares of beneficial interest	$18.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $805,329)	$14,822,214
Affiliated income from securities loaned, net	59,978
Affiliated dividend income	45,759
Interest	312

14,928,263

EXPENSES
Management fee	4,535,741
Shareholders’ reports	311,000
Custodian’s fees and expenses	286,000
Audit fee	24,000
Trustees’ fees	15,000
Transfer agent’s fee and expenses (including affiliated expense of $5,000) (Note 4)	12,000
Insurance expenses	9,000
Legal fees and expenses	7,000
Commitment fee on syndicated credit agreement	5,000
Loan interest expense (Note 8)	18
Miscellaneous	35,894

Total expenses	5,240,653

NET INVESTMENT INCOME	9,687,610

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	35,455,433
Futures transactions	246,784
Foreign currency transactions	(711,889)

34,990,328

Net change in unrealized appreciation on:
Investments	28,926,396
Foreign currencies	198,442

29,124,838

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	64,115,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,802,776

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$9,687,610	$9,480,989
Net realized gain (loss) on investments and foreign currencies	34,990,328	(64,413,262)
Net change in unrealized appreciation on investments and foreign currencies	29,124,838	204,128,534

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	73,802,776	149,196,261

DISTRIBUTIONS	(9,476,827)	(15,473,292)

SERIES SHARE TRANSACTIONS:
Series shares sold [619,301 and 944,130 shares, respectively]	10,445,077	13,276,492
Series shares issued in reinvestment of distributions [613,784 and 1,100,519 shares, respectively]	9,476,827	15,473,292
Series shares repurchased [3,317,264 and 4,117,959 shares, respectively]	(55,260,539)	(55,673,306)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(35,338,635)	(26,923,522)

TOTAL INCREASE IN NET ASSETS	28,987,314	106,799,447
NET ASSETS:
Beginning of year	619,531,470	512,732,023

End of year	$648,518,784	$619,531,470

SEE NOTES TO FINANCIAL STATEMENTS.

A86

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 97.3%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Asset-Backed Securities — 1.6%
Citibank Credit Card Issuance Trust, Ser. 2007-A8, Class A8	5.650%	09/20/19	$1,500	$1,705,854
Small Business Administration Participation Certificates, Ser. 1996-20J, Class 1	7.200%	10/01/16	1,441	1,554,568
Ser. 1997-20A, Class 1	7.150%	01/01/17	1,064	1,159,385
Ser. 1997-20G, Class 1	6.850%	07/01/17	546	596,354
Ser. 1998-20I, Class 1	6.000%	09/01/18	1,230	1,340,333

				6,356,494

Collateralized Mortgage Obligations — 2.8%
Federal Home Loan Mortgage Corp., Ser. 2002-2496, Class PM	5.500%	09/15/17	1,978	2,139,042
Ser. 2002-2501, Class MC	5.500%	09/15/17	744	810,236
Ser. 2002-2513, Class HC	5.000%	10/15/17	2,339	2,533,347
Ser. 2002-2518, Class PV	5.500%	06/15/19	1,920	2,020,461
Federal National Mortgage Association, Ser. 2002-18, Class PC	5.500%	04/25/17	2,093	2,210,373
Ser. 2002-57, Class ND	5.500%	09/25/17	821	892,107
Merrill Lynch Mortgage Investors, Inc., Ser. 2003-E, Class A1(a)	0.571%	10/25/28	101	94,533
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(a)	2.770%	02/25/34	347	328,663

				11,028,762

Commercial Mortgage-Backed Securities — 9.9%
Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A2	5.381%	01/15/49	2,510	2,559,273
Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2004-T16, Class A5	4.600%	02/13/46	4,200	4,416,664
Ser. 2005-PW10, Class A4(a)	5.405%	12/11/40	2,000	2,136,833
Ser. 2006-PW11, Class A4(a)	5.456%	03/11/39	860	929,823
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C2, Class A4	4.832%	04/15/37	2,700	2,786,691
CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3(a)	5.818%	05/15/46	1,300	1,388,185
Federal Home Loan Mortgage Corp., Ser. 2010-K005, Class A2	4.317%	11/25/19	2,600	2,653,459
Ser. 2010-K007, Class A2	4.224%	03/25/20	3,600	3,649,727
Ser. 2010-K009, Class A2	3.808%	08/25/20	2,900	2,850,997
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	5.381%	03/10/39	2,328	2,391,868
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2(a)	5.778%	08/10/45	2,000	2,054,554
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class ASB(a)	5.656%	05/12/39	1,570	1,652,845
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-9, Class A2	5.590%	09/12/49	2,971	3,096,456
NCUA Gtd. Notes, Ser. 2010-C1, Class A2	2.900%	10/29/20	2,000	1,944,555
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4(a)	5.737%	05/15/43	2,000	2,145,124
Ser. 2006-C27, Class A2	5.624%	07/15/45	2,757	2,797,392

				39,454,446

Corporate Bonds — 1.1%
Bank of Nova Scotia (Canada), Covered Notes, 144A	1.650%	10/29/15	1,900	1,816,170
BNP Paribas Home Loan Covered Bonds SA (France), Covered Notes, 144A	2.200%	11/02/15	460	440,551
DEPFA ACS Bank (Ireland), Covered Notes, 144A	5.125%	03/16/37	1,520	1,013,191
DNB NOR Boligkreditt (Norway), Covered Notes, 144A	2.100%	10/14/15	1,000	950,997

				4,220,909

Mortgage-Backed Securities — 40.1%
Federal Home Loan Mortgage Corp.(a)	2.604%	05/01/34	891	928,632
Federal Home Loan Mortgage Corp.(h).	4.000%	TBA 30 Year	2,000	1,985,312
Federal Home Loan Mortgage Corp.(h)	4.500%	TBA 15 Year	3,500	3,655,858
Federal Home Loan Mortgage Corp.(h)	4.500%	TBA 30 Year	3,000	3,065,625
Federal Home Loan Mortgage Corp.	5.000%	06/01/33-05/01/34	6,320	6,667,035
Federal Home Loan Mortgage Corp.(h)	5.000%	TBA 15 Year	500	527,969
Federal Home Loan Mortgage Corp.	5.500%	05/01/37-05/01/38	2,655	2,833,920
Federal Home Loan Mortgage Corp.(h)	5.500%	TBA 30 Year	3,000	3,196,875

SEE NOTES TO FINANCIAL STATEMENTS.

A87

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp.	6.000%	09/01/34	$374	$412,383
Federal Home Loan Mortgage Corp.(h)	6.000%	TBA 30 Year	2,000	2,166,250
Federal Home Loan Mortgage Corp.	6.500%	01/01/11-09/01/32	235	261,870
Federal Home Loan Mortgage Corp.	7.000%	09/01/12-10/01/32	88	98,926
Federal National Mortgage Association(a)	2.416%	04/01/34	290	302,294
Federal National Mortgage Association(a)	2.471%	07/01/33	2,525	2,642,296
Federal National Mortgage Association(a)	2.554%	06/01/34	685	717,143
Federal National Mortgage Association(a)	2.643%	08/01/33	1,549	1,615,272
Federal National Mortgage Association(a)	2.647%	04/01/34	579	604,474
Federal National Mortgage Association(h)	3.500%	TBA 15 Year	2,000	2,013,750
Federal National Mortgage Association(h)	4.000%	TBA 30 Year	30,000	29,840,640
Federal National Mortgage Association	4.500%	05/01/40	9,383	9,669,202
Federal National Mortgage Association(h)	4.500%	TBA 30 Year	8,000	8,211,248
Federal National Mortgage Association	5.000%	07/01/18-05/01/36	12,145	12,894,276
Federal National Mortgage Association(h)	5.000%	TBA 30 Year	5,250	5,519,063
Federal National Mortgage Association	5.500%	01/01/17-11/01/36	22,239	24,006,464
Federal National Mortgage Association(h)	5.500%	TBA 30 Year	6,000	6,419,064
Federal National Mortgage Association	6.000%	11/01/14-05/01/38	7,911	8,663,153
Federal National Mortgage Association(h)	6.000%	TBA 30 Year	2,000	2,173,750
Federal National Mortgage Association	6.260%	03/01/11	1,087	1,086,292
Federal National Mortgage Association	6.500%	01/01/15-10/01/37	3,846	4,313,309
Federal National Mortgage Association	7.000%	02/01/12-01/01/36	732	829,000
Federal National Mortgage Association	7.500%	05/01/11-07/01/12	16	17,261
Federal National Mortgage Association	8.000%	03/01/22-02/01/26	26	29,227
Federal National Mortgage Association	9.000%	02/01/25-04/01/25	107	124,079
Government National Mortgage Association(h)	4.000%	TBA 30 Year	1,500	1,508,683
Government National Mortgage Association(h)	4.500%	TBA 30 Year	3,500	3,633,437
Government National Mortgage Association	5.000%	07/15/33-04/15/34	2,590	2,767,342
Government National Mortgage Association	5.500%	03/15/34-03/15/36	2,151	2,338,605
Government National Mortgage Association	6.500%	07/15/32-08/15/32	497	564,565
Government National Mortgage Association	7.000%	03/15/23-08/15/28	1,196	1,365,717
Government National Mortgage Association	7.500%	12/15/25-02/15/26	222	255,660
Government National Mortgage Association	8.500%	09/15/24-04/15/25	270	321,913

				160,247,834

Municipal Bond — 0.2%
State of Utah, BABs, Ser. D	4.554%	07/01/24	630	641,731

U.S. Government Agency Obligations — 5.0%
Federal Home Loan Mortgage Corp.	5.125%	11/17/17	1,270	1,446,164
Financing Corp. FICO, Ser. 1P(b)	3.310%	05/11/18	4,000	3,148,412
Ser. 2P(b)	3.460%	11/30/17	2,940	2,365,792
Ser. 3P(b)	3.460%	11/30/17	3,640	2,929,075
Tennessee Valley Authority	5.250%	09/15/39	870	919,778
Tennessee Valley Authority	5.500%	06/15/38	465	509,302
Tennessee Valley Authority, Notes	4.500%	04/01/18	805	872,596
GMAC, Inc., FDIC Gtd. Notes	1.750%	10/30/12	4,415	4,493,199
Western Corporate Federal Credit Union, Gtd. Notes.	1.750%	11/02/12	3,405	3,466,576

				20,150,894

U.S. Treasury Securities — 36.6%
U.S. Treasury Bonds	3.875%	08/15/40	4,495	4,140,318
U.S. Treasury Bonds	4.250%	11/15/40	4,700	4,623,625
U.S. Treasury Bonds	4.625%	02/15/40	3,325	3,482,937
U.S. Treasury Bonds	7.125%	02/15/23	4,000	5,372,500
U.S. Treasury Bonds	7.500%	11/15/16	3,800	4,883,889
U.S. Treasury Bonds	7.500%	11/15/24	775	1,085,848
U.S. Treasury Bonds	8.000%	11/15/21	11,280	15,954,150

SEE NOTES TO FINANCIAL STATEMENTS.

A88

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Securities (continued)
U.S. Treasury Notes	0.375%	09/30/12	$4,615	$4,604,002
U.S. Treasury Notes	0.625%	12/31/12	2,665	2,666,458
U.S. Treasury Notes(c)	1.125%	12/15/11	1,500	1,511,308
U.S. Treasury Notes(d)	1.375%	11/30/15	9,465	9,198,059
U.S. Treasury Notes	2.125%	12/31/15	13,975	14,049,235
U.S. Treasury Notes(d)	2.625%	11/15/20	1,200	1,131,937
U.S. Treasury Notes(d)	3.125%	04/30/13	27,290	28,829,320
U.S. Treasury Strips Coupon(e)	4.200%	05/15/24	6,500	3,727,328
U.S. Treasury Strips Coupon(e)	4.230%	11/15/24	7,690	4,282,146
U.S. Treasury Strips Coupon(e)	4.240%	08/15/24	10,095	5,700,737
U.S. Treasury Strips Coupon(d)(e)	4.310%	08/15/25	5,500	2,932,160
U.S. Treasury Strips Coupon(e)	4.640%	11/15/21	5,750	3,802,509
U.S. Treasury Strips Coupon(e)	4.730%	02/15/22	4,950	3,226,247
U.S. Treasury Strips Coupon(e)	4.810%	05/15/22	3,000	1,929,240
U.S. Treasury Strips Coupon(e)	4.910%	08/15/22	3,005	1,903,779
U.S. Treasury Strips Coupon(e)	5.000%	11/15/22	4,820	3,009,063
U.S. Treasury Strips Coupon(c)(e)	5.330%	11/15/23	6,935	4,090,159
U.S. Treasury Strips Coupon(e)	5.400%	02/15/24	6,500	3,780,842
U.S. Treasury Strips Coupon(e)	5.830%	05/15/25	6,000	3,244,248
U.S. Treasury Strips Coupon(d)(e)	6.270%	08/15/26	2,665	1,336,601
U.S. Treasury Strips Principal(b)	5.000%	02/15/23	2,770	1,714,636

				146,213,281

TOTAL LONG-TERM INVESTMENTS (cost $378,916,490)				388,314,351

			Shares
SHORT-TERM INVESTMENTS — 32.2%
AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 — Prudential Core Short-Term Bond Fund (cost $52,856,631) (Note 4)(g)			5,353,208	48,125,341
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $80,584,866; includes $44,258,184 of cash collateral received for securities on loan)(Note 4)(f)(g)			80,584,866	80,584,866

TOTAL AFFILIATED MUTUAL FUNDS (cost $133,441,497)				128,710,207

TOTAL INVESTMENTS — 129.5% (cost $512,357,987)				517,024,558
LIABILITIES IN EXCESS OF OTHER ASSETS(i) (29.5)%				(117,783,816)

NET ASSETS — 100.0%				$399,240,742

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
FDIC	Federal Deposit Insurance Corp.
FICO	Financing Corp.
TBA	To Be Announced

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Indicates a variable rate security. The interest rate shown reflects the rate in effect at December 31, 2010.

(b)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2010.

(c)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $43,507,543; cash collateral of $44,258,184 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A89

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

(e)	Rate shown reflects the effective yield at December 31, 2010.

(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Prudential Investments LLC, the manager of the Portfolio, also servers as manager of the Prudential Investments Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolio 2-Prudential Core Short-Term Bond Fund.

(h)	All or partial principal amount totaling $104,750,000 represents to-be-announced (“TBA”) securities acquired under mortgage dollar roll agreement.

(i)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swap agreements as follows:

Open future contracts outstanding at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Long Positions:
25	2 Year U.S. Treasury Notes	Mar. 2011	$5,482,970	$5,472,656	$(10,314)
842	5 Year U.S. Treasury Notes	Mar. 2011	100,274,680	99,119,187	(1,155,493)

					(1,165,807)

Short Positions:
591	10 Year U.S. Treasury Notes	Mar. 2011	72,841,496	71,178,562	1,662,934
333	U.S. Long Bond	Mar. 2011	42,112,235	40,667,625	1,444,610
3	U.S. Ultra Bond	Mar. 2011	376,965	381,281	(4,316)

					3,103,228

					$1,937,421

Interest rate swap agreements outstanding at December 31, 2010:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA(1)	08/10/20	$3,485	2.834%	3 month LIBOR	$(102,230)	$—	$(102,230)
Citibank, NA(1)	12/31/20	4,900	3.409%	3 month LIBOR	22,606	—	22,606
Citibank, NA(2)	07/16/20	1,830	3.115%	3 month LIBOR	2,716	—	2,716
Citibank, NA(2)	07/19/20	1,830	3.001%	3 month LIBOR	21,969	—	21,969

					$(54,939)	$—	$(54,939)

#	Notional amount is shown in U.S. dollars unless otherwise stated.

LIBOR—London Interbank Offered Rate

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

SEE NOTES TO FINANCIAL STATEMENTS.

A90

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such Portfolio Securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$6,356,494	$—
Collateralized Mortgage Obligations	—	11,028,762	—
Commercial Mortgage-Backed Securities	—	39,454,446	—
Corporate Bonds	—	4,220,909	—
Mortgage-Backed Securities	—	160,247,834	—
Municipal Bond	—	641,731	—
U.S. Government Agency Obligations	—	20,150,894	—
U.S. Treasury Securities	—	146,213,281	—
Affiliated Mutual Funds	128,710,207	—	—
Other Financial Instruments*
Futures Contracts	1,937,421	—	—
Interest Rate Swaps	—	(54,939)	—

Total	$130,647,628	$388,259,412	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 were as follows:

Mortgage-Backed Securities	40.1%
U.S. Treasury Securities	36.6
Affiliated Mutual Funds (including 11.1% of collateral received for securities on loan	32.2
Commercial Mortgage-Backed Securities	9.9
U.S. Government Agency Obligations	5.0
Collateralized Mortgage Obligations	2.8
Asset-Backed Securities	1.6
Corporate Bonds	1.1
Municipal Bond	0.2

129.5
Liabilities in excess of other assets	(29.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A91

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate risk. Detailed discussion about these risks can be found in the Notes to the Financial Statements. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due to broker–variation margin	$3,107,544	*	Due to broker–variation margin	$1,170,123	*
Interest rate contracts	Unrealized appreciation on swap agreements	47,291		Unrealized depreciation on swap agreements	102,230

Total		$3,154,835			$1,272,353

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Written Options	Total
Interest rate contracts	$(4,556,780)	$87,658	$(64,695)	$83,219	$(4,450,598)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$1,432,341	$(92,926)	$1,339,415

For the year ended December 31, 2010, the Portfolio’s average volume of derivative activities are as follows:

Purchased Options (Cost)	Written Options (Premium Received)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)	Interest Rate Swaps (Notional Amount in USD (000))
$39,728	$19,314	$77,564,642	$86,046,541	$21,522

SEE NOTES TO FINANCIAL STATEMENTS.

A92

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments, at value including securities on loan of $43,507,543:
Unaffiliated investments (cost $378,916,490)	$388,314,351
Affiliated investments (cost $133,441,497)	128,710,207
Receivable for investments sold	45,148,314
Dividends and interest receivable	1,509,251
Unrealized appreciation on swap agreements	47,291
Receivable for Series shares sold	3,920
Prepaid expenses	3,398

Total Assets	563,736,732

LIABILITIES
Payable for investments purchased	119,022,080
Collateral for securities on loan	44,258,184
Due to broker-variation margin	377,906
Accrued expenses and other liabilities	220,866
Payable to custodian	196,770
Payable for Series shares repurchased	178,395
Management fee payable	136,453
Unrealized depreciation on swap agreements	102,230
Deferred trustees’ fees	2,229
Affiliated transfer agent fee payable	877

Total Liabilities	164,495,990

NET ASSETS	$399,240,742

Net assets were comprised of:
Paid-in capital	$383,628,374
Retained earnings	15,612,368

Net assets, December 31, 2010	$399,240,742

Net asset value and redemption price per share, $399,240,742 / 33,198,768 outstanding shares of beneficial interest	$12.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Interest	$12,711,445
Affiliated dividend income	755,136
Affiliated income from securities loaned, net	18,186

13,484,767

EXPENSES
Management fee	1,597,621
Shareholders’ reports	249,000
Custodian’s fees and expenses	81,000
Audit fee	29,000
Transfer agent’s fee and expenses (including affiliated expense of $5,000) (Note 4)	11,000
Trustees’ fees	11,000
Legal fees and expenses	7,000
Insurance expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	9,057

Total expenses	2,003,678

NET INVESTMENT INCOME	11,481,089

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	12,988,514
Short sale transactions	(236,040)
Futures transactions	(4,556,780)
Swap agreement transactions	87,658
Written options transactions	83,219

8,366,571

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $2,301,879)	5,415,882
Securities sold short	(52,538)
Futures	1,432,341
Swap agreements	(92,926)

6,702,759

NET GAIN ON INVESTMENTS	15,069,330

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,550,419

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$11,481,089	$11,617,030
Net realized gain on investments	8,366,571	9,789,181
Net change in unrealized appreciation (depreciation) on investments	6,702,759	6,260,778

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	26,550,419	27,666,989

DISTRIBUTIONS	(21,211,457)	(12,874,743)

SERIES SHARE TRANSACTIONS:
Series shares sold [3,844,283 and 1,335,219 shares, respectively]	46,399,951	15,539,947
Series shares issued in reinvestment of distributions [1,770,163 and 1,112,755 shares, respectively]	21,211,457	12,874,743
Series shares repurchased [4,057,749 and 3,294,616 shares, respectively]	(49,100,020)	(38,329,997)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	18,511,388	(9,915,307)

TOTAL INCREASE IN NET ASSETS	23,850,350	4,876,939
NET ASSETS:
Beginning of year	375,390,392	370,513,453

End of year	$399,240,742	$375,390,392

SEE NOTES TO FINANCIAL STATEMENTS.

A93

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2010

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS — 98.0%	Shares	Value (Note 2)

Aerospace & Defense — 2.6%
Boeing Co. (The)	143,736	$9,380,212
General Dynamics Corp.	73,500	5,215,560
Goodrich Corp.	23,300	2,052,031
Honeywell International, Inc.	152,050	8,082,978
ITT Corp.	33,200	1,730,052
L-3 Communications Holdings, Inc.	22,800	1,607,172
Lockheed Martin Corp.	57,298	4,005,703
Northrop Grumman Corp.	58,326	3,778,358
Precision Castparts Corp.	26,800	3,730,828
Raytheon Co.	74,318	3,443,896
Rockwell Collins, Inc.	30,600	1,782,756
United Technologies Corp.	180,400	14,201,088

		59,010,634

Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.	33,400	2,678,346
Expeditors International of Washington, Inc.	41,600	2,271,360
FedEx Corp.	62,440	5,807,544
United Parcel Service, Inc. (Class B Stock)	195,700	14,203,906

		24,961,156

Airlines — 0.1%
Southwest Airlines Co.	151,337	1,964,354

Auto Components — 0.3%
Goodyear Tire & Rubber Co. (The)(a)	47,600	564,060
Johnson Controls, Inc.	136,300	5,206,660

		5,770,720

Automobiles — 0.6%
Ford Motor Co.(a)(b)	720,959	12,104,902
Harley-Davidson, Inc.	48,300	1,674,561

		13,779,463

Beverages — 2.5%
Brown-Forman Corp. (Class B Stock)	18,500	1,287,970
Coca-Cola Co. (The)	449,300	29,550,461
Coca-Cola Enterprises, Inc.	60,600	1,516,818
Constellation Brands, Inc. (Class A Stock)(a)	34,100	755,315
Dr Pepper Snapple Group, Inc.	44,400	1,561,104
Molson Coors Brewing Co. (Class B Stock)	31,100	1,560,909
PepsiCo, Inc.	308,239	20,137,254

		56,369,831

Biotechnology — 1.3%
Amgen, Inc.(a)	183,664	10,083,154
Biogen Idec, Inc.(a)	47,925	3,213,371
Celgene Corp.(a)	92,800	5,488,192
Cephalon, Inc.(a)(b)	15,400	950,488
Genzyme Corp.(a)	47,700	3,396,240
Gilead Sciences, Inc.(a)	159,700	5,787,528

		28,918,973

Building Products
Masco Corp.	64,400	815,304

COMMON STOCKS (continued)	Shares	Value (Note 2)

Capital Markets — 2.5%
Ameriprise Financial, Inc.	52,800	$3,038,640
Bank of New York Mellon Corp. (The)	239,689	7,238,608
Charles Schwab Corp. (The)	195,200	3,339,872
E*Trade Financial Corp.(a)	40,010	640,160
Federated Investors, Inc. (Class B Stock)(b)	20,800	544,336
Franklin Resources, Inc.	30,100	3,347,421
Goldman Sachs Group, Inc. (The)	101,300	17,034,608
Invesco Ltd.	91,400	2,199,084
Janus Capital Group, Inc.	39,000	505,830
Legg Mason, Inc.(b)	32,600	1,182,402
Morgan Stanley	292,810	7,967,360
Northern Trust Corp.	48,200	2,670,762
State Street Corp.	99,500	4,610,830
T. Rowe Price Group, Inc.	50,600	3,265,724

		57,585,637

Chemicals — 2.1%
Air Products & Chemicals, Inc.	40,700	3,701,665
Airgas, Inc.	15,200	949,392
CF Industries Holdings, Inc.	12,800	1,729,920
Dow Chemical Co. (The)	228,261	7,792,831
E.I. du Pont de Nemours & Co.	178,391	8,898,143
Eastman Chemical Co.	12,800	1,076,224
Ecolab, Inc.	46,300	2,334,446
FMC Corp.	12,600	1,006,614
International Flavors & Fragrances, Inc.	16,100	894,999
Monsanto Co.	103,096	7,179,605
PPG Industries, Inc.	32,500	2,732,275
Praxair, Inc.	61,700	5,890,499
Sherwin-Williams Co. (The)	18,400	1,541,000
Sigma-Aldrich Corp.	22,400	1,490,944

		47,218,557

Commercial Banks — 2.9%
BB&T Corp.	139,700	3,672,713
Comerica, Inc.	30,750	1,298,880
Fifth Third Bancorp	163,649	2,402,368
First Horizon National Corp.(a)	46,945	553,012
Huntington Bancshares, Inc.	138,775	953,384
KeyCorp	179,700	1,590,345
M&T Bank Corp.(b)	21,500	1,871,575
Marshall & Ilsley Corp.	105,998	733,506
PNC Financial Services Group, Inc.	104,493	6,344,815
Regions Financial Corp.	252,212	1,765,484
SunTrust Banks, Inc.	100,800	2,974,608
U.S. Bancorp	377,781	10,188,754
Wells Fargo & Co.	1,025,786	31,789,108
Zions Bancorporation	32,300	782,629

		66,921,181

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	23,400	990,756
Cintas Corp.	26,500	740,940
Iron Mountain, Inc.	39,200	980,392
Pitney Bowes, Inc.	41,100	993,798
Republic Services, Inc.	62,310	1,860,577

SEE NOTES TO FINANCIAL STATEMENTS.

A94

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies (continued)
RR Donnelley & Sons Co.	43,300	$756,451
Stericycle, Inc.(a)(b)	14,400	1,165,248
Waste Management, Inc.	91,430	3,371,024

		10,859,186

Communications Equipment — 2.2%
Cisco Systems, Inc.(a)	1,088,900	22,028,447
F5 Networks, Inc.(a)	14,800	1,926,368
Harris Corp.	27,600	1,250,280
JDS Uniphase Corp.(a)	45,587	660,100
Juniper Networks, Inc.(a)	103,900	3,835,988
Motorola, Inc.(a)	453,095	4,109,571
QUALCOMM, Inc.	312,100	15,445,829
Tellabs, Inc.	81,700	553,926

		49,810,509

Computers & Peripherals — 4.3%
Apple, Inc.(a)	179,300	57,835,008
Dell, Inc.(a)	335,400	4,544,670
EMC Corp.(a)(b)	403,874	9,248,715
Hewlett-Packard Co.	446,816	18,810,954
Lexmark International, Inc. (Class A Stock)(a)	15,514	540,197
NetApp, Inc.(a)	66,800	3,671,328
QLogic Corp.(a)	24,800	422,096
SanDisk Corp.(a)	43,900	2,188,854
Western Digital Corp.(a)	45,900	1,556,010

		98,817,832

Construction & Engineering — 0.2%
Fluor Corp.	34,100	2,259,466
Jacobs Engineering Group, Inc.(a)	23,700	1,086,645
Quanta Services, Inc.(a)(b)	35,600	709,152

		4,055,263

Construction Materials
Vulcan Materials Co.	22,300	989,228

Consumer Finance — 0.7%
American Express Co.	208,300	8,940,236
Capital One Financial Corp.	93,169	3,965,272
Discover Financial Services	110,305	2,043,952
SLM Corp.(a)	102,000	1,284,180

		16,233,640

Containers & Packaging — 0.2%
Ball Corp.	18,400	1,252,120
Bemis Co., Inc.	21,300	695,658
Owens-Illinois, Inc.(a)	30,400	933,280
Sealed Air Corp.	31,620	804,729

		3,685,787

Distributors — 0.1%
Genuine Parts Co.(b)	33,025	1,695,504

Diversified Consumer Services — 0.1%
Apollo Group, Inc. (Class A Stock)(a)	22,700	896,423
DeVry, Inc.	13,700	657,326
H&R Block, Inc.	66,500	792,015

		2,345,764

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services — 4.2%
Bank of America Corp.	1,981,832	$26,437,639
Citigroup, Inc.(a)	5,621,476	26,589,581
CME Group, Inc.	13,320	4,285,710
IntercontinentalExchange, Inc.(a)	14,800	1,763,420
JPMorgan Chase & Co.	768,145	32,584,711
Leucadia National Corp.	38,900	1,135,102
Moody’s Corp.(b)	38,120	1,011,705
Nasdaq OMX Group, Inc. (The)(a)	25,700	609,347
NYSE Euronext	53,800	1,612,924

		96,030,139

Diversified Telecommunication Services — 2.7%
AT&T, Inc.	1,160,611	34,098,751
CenturyLink, Inc.(b)	55,930	2,582,288
Frontier Communications Corp.	177,916	1,731,123
Qwest Communications International, Inc.	320,047	2,435,558
Verizon Communications, Inc.	556,738	19,920,085
Windstream Corp.	90,665	1,263,870

		62,031,675

Electric Utilities — 1.8%
Allegheny Energy, Inc.	32,600	790,224
American Electric Power Co., Inc.	95,140	3,423,137
Duke Energy Corp.	265,482	4,728,234
Edison International	63,900	2,466,540
Entergy Corp.	38,800	2,748,204
Exelon Corp.	133,150	5,544,366
FirstEnergy Corp.(b)	58,336	2,159,599
NextEra Energy, Inc.	83,900	4,361,961
Northeast Utilities	35,700	1,138,116
Pepco Holdings, Inc.	42,800	781,100
Pinnacle West Capital Corp.	20,900	866,305
PPL Corp.	89,600	2,358,272
Progress Energy, Inc.	57,114	2,483,317
Southern Co.	161,300	6,166,499

		40,015,874

Electrical Equipment — 0.5%
Emerson Electric Co.	148,100	8,466,877
Rockwell Automation, Inc.	30,300	2,172,813
Roper Industries, Inc.	18,900	1,444,527

		12,084,217

Electronic Equipment & Instruments — 0.4%
Amphenol Corp. (Class A Stock)	35,000	1,847,300
Corning, Inc.	309,300	5,975,676
FLIR Systems, Inc.(a)	21,600	642,600
Jabil Circuit, Inc.	40,100	805,609
Molex, Inc.	26,600	604,352

		9,875,537

Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	81,248	4,644,948
Cameron International Corp.(a)	45,300	2,298,069
Diamond Offshore Drilling, Inc.(b)	12,500	835,875
FMC Technologies, Inc.(a)	23,300	2,071,603
Halliburton Co.	183,000	7,471,890
Helmerich & Payne, Inc.	21,100	1,022,928
Nabors Industries Ltd.(a)	56,600	1,327,836

SEE NOTES TO FINANCIAL STATEMENTS.

A95

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services (continued)
National Oilwell Varco, Inc.	81,800	$5,501,050
Rowan Cos., Inc.(a)(b)	24,100	841,331
Schlumberger Ltd.	263,522	22,004,087

		48,019,617

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	83,832	6,053,509
CVS Caremark Corp.	266,338	9,260,572
Kroger Co. (The)	127,200	2,844,192
Safeway, Inc.	68,200	1,533,818
SUPERVALU, Inc.	40,408	389,129
Sysco Corp.	115,600	3,398,640
Walgreen Co.	178,700	6,962,152
Wal-Mart Stores, Inc.	383,600	20,687,548
Whole Foods Market, Inc.(a)(b)	29,000	1,467,110

		52,596,670

Food Products — 1.7%
Archer-Daniels-Midland Co.	125,738	3,782,199
Campbell Soup Co.	34,900	1,212,775
ConAgra Foods, Inc.	88,100	1,989,298
Dean Foods Co.(a)	38,800	342,992
General Mills, Inc.	127,300	4,530,607
H.J. Heinz Co.	63,750	3,153,075
Hershey Co. (The)	31,100	1,466,365
Hormel Foods Corp.	13,800	707,388
JM Smucker Co. (The)	23,800	1,562,470
Kellogg Co.	49,300	2,518,244
Kraft Foods, Inc. (Class A Stock)	341,011	10,745,257
McCormick & Co., Inc.	27,600	1,284,228
Mead Johnson Nutrition Co. (Class A Stock)	38,493	2,396,189
Sara Lee Corp.	129,300	2,264,043
Tyson Foods, Inc. (Class A Stock)	59,800	1,029,756

		38,984,886

Gas Utilities — 0.1%
Nicor, Inc.	10,200	509,184
ONEOK, Inc.	19,400	1,076,118

		1,585,302

Healthcare Equipment & Supplies — 1.6%
Baxter International, Inc.	114,000	5,770,680
Becton, Dickinson & Co.	45,600	3,854,112
Boston Scientific Corp.(a)	300,299	2,273,263
C.R. Bard, Inc.(b)	19,000	1,743,630
CareFusion Corp.(a)	36,237	931,291
DENTSPLY International, Inc.	27,100	926,007
Intuitive Surgical, Inc.(a)	8,000	2,062,000
Medtronic, Inc.	210,800	7,818,572
St. Jude Medical, Inc.(a)	66,400	2,838,600
Stryker Corp.	63,700	3,420,690
Varian Medical Systems, Inc.(a)	23,300	1,614,224
Zimmer Holdings, Inc.(a)	40,186	2,157,185

		35,410,254

Healthcare Providers & Services — 1.9%
Aetna, Inc.	84,348	2,573,457
AmerisourceBergen Corp.	51,900	1,770,828
Cardinal Health, Inc.	70,575	2,703,728

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Providers & Services (continued)
CIGNA Corp.	56,500	$2,071,290
Coventry Health Care, Inc.(a)	32,750	864,600
DaVita, Inc.(a)	18,400	1,278,616
Express Scripts, Inc.(a)	104,400	5,642,820
Humana, Inc.(a)	34,500	1,888,530
Laboratory Corp. of America Holdings(a)(b)	19,400	1,705,648
McKesson Corp.	48,107	3,385,771
Medco Health Solutions, Inc.(a)	85,492	5,238,095
Patterson Cos., Inc.	17,100	523,773
Quest Diagnostics, Inc.(b)	28,100	1,516,557
Tenet Healthcare Corp.(a)	80,000	535,200
UnitedHealth Group, Inc.	221,600	8,001,976
WellPoint, Inc.(a)	79,000	4,491,940

		44,192,829

Healthcare Technology — 0.1%
Cerner Corp.(a)	12,700	1,203,198

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	84,900	3,914,739
Darden Restaurants, Inc.	29,350	1,363,014
International Game Technology	49,100	868,579
Marriott International, Inc. (Class A Stock)	52,203	2,168,513
McDonald’s Corp.	208,800	16,027,488
Starbucks Corp.	151,100	4,854,843
Starwood Hotels & Resorts Worldwide, Inc.	35,600	2,163,768
Wyndham Worldwide Corp.	32,563	975,587
Wynn Resorts Ltd.	13,100	1,360,304
Yum! Brands, Inc.	93,300	4,576,365

		38,273,200

Household Durables — 0.4%
D.R. Horton, Inc.	49,200	586,956
Fortune Brands, Inc.	26,900	1,620,725
Harman International Industries, Inc.(a)	14,100	652,830
Leggett & Platt, Inc.	28,200	641,832
Lennar Corp. (Class A Stock)(b)	29,200	547,500
Newell Rubbermaid, Inc.	60,049	1,091,691
Pulte Group, Inc.(a)(b)	51,385	386,415
Stanley Black & Decker, Inc.	29,635	1,981,692
Whirlpool Corp.(b)	14,607	1,297,540

		8,807,181

Household Products — 2.2%
Clorox Co.	27,600	1,746,528
Colgate-Palmolive Co.	94,300	7,578,891
Kimberly-Clark Corp.	81,288	5,124,395
Procter & Gamble Co. (The)	549,581	35,354,546

		49,804,360

Independent Power Producers & Energy Traders — 0.2%
AES Corp. (The)(a)	133,100	1,621,158
Constellation Energy Group, Inc.	38,950	1,193,039
NRG Energy, Inc.(a)	52,600	1,027,804

		3,842,001

SEE NOTES TO FINANCIAL STATEMENTS.

A96

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Industrial Conglomerates — 2.4%
3M Co.	140,200	$12,099,260
General Electric Co.	2,089,800	38,222,442
Textron, Inc.	42,100	995,244
Tyco International Ltd.	97,500	4,040,400

		55,357,346

Insurance — 3.7%
ACE Ltd.	65,400	4,071,150
AFLAC, Inc.	96,400	5,439,852
Allstate Corp. (The)	111,588	3,557,426
American International Group, Inc.(a)(b)	22,829	1,315,407
Aon Corp.	61,025	2,807,760
Assurant, Inc.	24,500	943,740
Berkshire Hathaway, Inc. (Class B Stock)(a)(b)	339,900	27,229,389
Chubb Corp. (The)	63,500	3,787,140
Cincinnati Financial Corp.	36,228	1,148,065
Genworth Financial, Inc. (Class A Stock)(a)	105,200	1,382,328
Hartford Financial Services Group, Inc. (The)	86,300	2,286,087
Lincoln National Corp.	62,963	1,751,001
Loews Corp.	63,126	2,456,233
Marsh & McLennan Cos., Inc.	110,700	3,026,538
MetLife, Inc.(b)	177,000	7,865,880
Principal Financial Group, Inc.	65,500	2,132,680
Progressive Corp. (The)	131,800	2,618,866
Torchmark Corp.	17,300	1,033,502
Travelers Cos., Inc. (The)	94,498	5,264,484
Unum Group	71,756	1,737,930
XL Group PLC (Class A Stock)	72,300	1,577,586

		83,433,044

Internet & Catalog Retail — 0.8%
Amazon.com, Inc.(a)	68,600	12,348,000
Expedia, Inc.	41,800	1,048,762
NetFlix, Inc.(a)	7,300	1,282,610
priceline.com, Inc.(a)	9,200	3,675,860

		18,355,232

Internet Software & Services — 1.9%
Akamai Technologies, Inc.(a)	33,500	1,576,175
eBay, Inc.(a)(b)	226,500	6,303,495
Google, Inc. (Class A Stock)(a)	48,750	28,956,037
Monster Worldwide, Inc.(a)(b)	25,200	595,476
VeriSign, Inc.	35,300	1,153,251
Yahoo!, Inc.(a)	257,100	4,275,573

		42,860,007

IT Services — 3.0%
Automatic Data Processing, Inc.	96,200	4,452,136
Cognizant Technology Solutions Corp. (Class A Stock)(a)	57,900	4,243,491
Computer Sciences Corp.	31,900	1,582,240
Fidelity National Information Services, Inc.	50,100	1,372,239
Fiserv, Inc.(a)	30,200	1,768,512
International Business Machines Corp.	242,000	35,515,920

COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services (contined)
Mastercard, Inc. (Class A Stock)	19,000	$4,258,090
Paychex, Inc.	63,250	1,955,058
SAIC, Inc.(a)	62,200	986,492
Teradata Corp.(a)	33,200	1,366,512
Total System Services, Inc.	37,093	570,490
Visa, Inc. (Class A Stock)	96,700	6,805,746
Western Union Co. (The)	128,104	2,378,891

		67,255,817

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	27,150	1,280,937
Mattel, Inc.	73,281	1,863,536

		3,144,473

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.(a)	68,282	2,828,923
Life Technologies Corp.(a)	37,430	2,077,365
PerkinElmer, Inc.	23,200	599,024
Thermo Fisher Scientific, Inc.(a)	78,800	4,362,368
Waters Corp.(a)	18,600	1,445,406

		11,313,086

Machinery — 2.3%
Caterpillar, Inc.	124,100	11,623,206
Cummins, Inc.	38,900	4,279,389
Danaher Corp.	104,000	4,905,680
Deere & Co.	85,800	7,125,690
Dover Corp.	38,900	2,273,705
Eaton Corp.	34,500	3,502,095
Flowserve Corp.	10,700	1,275,654
Illinois Tool Works, Inc.	97,800	5,222,520
Ingersoll-Rand PLC(b)	59,100	2,783,019
PACCAR, Inc.	70,228	4,032,492
Pall Corp.	24,200	1,199,836
Parker Hannifin Corp.	32,487	2,803,628
Snap-On, Inc.	12,700	718,566

		51,745,480

Media — 3.1%
Cablevision Systems Corp. (Class A Stock)	41,800	1,414,512
CBS Corp. (Class B Stock)	129,068	2,458,745
Comcast Corp. (Class A Stock)	545,546	11,985,646
DIRECTV (Class A Stock)(a)	167,600	6,692,268
Discovery Communications, Inc. (Class A Stock)(a)(b)	52,700	2,197,590
Gannett Co., Inc.	50,200	757,518
Interpublic Group of Cos., Inc. (The)(a)	86,900	922,878
McGraw-Hill Cos., Inc. (The)	58,800	2,140,908
Meredith Corp.	3,600	124,740
News Corp. (Class A Stock)	452,800	6,592,768
Omnicom Group, Inc.	59,400	2,720,520
Scripps Networks Interactive, Inc. (Class A Stock)	15,600	807,300
Time Warner Cable, Inc.	70,926	4,683,244
Time Warner, Inc.	221,940	7,139,810
Viacom, Inc. (Class B Stock)	121,768	4,823,230
Walt Disney Co. (The)	371,001	13,916,248
Washington Post Co. (The) (Class B Stock)(b)	1,200	527,400

		69,905,325

SEE NOTES TO FINANCIAL STATEMENTS.

A97

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining — 1.2%
AK Steel Holding Corp.	23,900	$391,243
Alcoa, Inc.	204,576	3,148,425
Allegheny Technologies, Inc.	15,840	874,051
Cliffs Natural Resources, Inc.	27,000	2,106,270
Freeport-McMoRan Copper & Gold, Inc.	93,606	11,241,144
Newmont Mining Corp.	96,003	5,897,464
Nucor Corp.	61,400	2,690,548
Titanium Metals Corp.(a)	9,200	158,056
United States Steel Corp.	24,640	1,439,469

		27,946,670

Multiline Retail — 0.8%
Big Lots, Inc.(a)	15,900	484,314
Family Dollar Stores, Inc.	26,300	1,307,373
J.C. Penney Co., Inc.	42,500	1,373,175
Kohl’s Corp.(a)	61,900	3,363,646
Macy’s, Inc.	84,920	2,148,476
Nordstrom, Inc.	30,100	1,275,638
Sears Holdings Corp.(a)(b)	8,112	598,260
Target Corp.	142,368	8,560,588

		19,111,470

Multi-Utilities — 1.3%
Ameren Corp.	48,500	1,367,215
CenterPoint Energy, Inc.	79,010	1,242,037
CMS Energy Corp.	43,900	816,540
Consolidated Edison, Inc.	53,900	2,671,823
Dominion Resources, Inc.	115,384	4,929,204
DTE Energy Co.	33,700	1,527,284
Integrys Energy Group, Inc.(b)	16,550	802,841
NiSource, Inc.(b)	57,000	1,004,340
PG&E Corp.	73,500	3,516,240
Public Service Enterprise Group, Inc.	99,400	3,161,914
SCANA Corp.	22,200	901,320
Sempra Energy	48,554	2,548,114
TECO Energy, Inc.	43,400	772,520
Wisconsin Energy Corp.	22,600	1,330,236
Xcel Energy, Inc.	90,095	2,121,737

		28,713,365

Office Electronics — 0.1%
Xerox Corp.	280,311	3,229,183

Oil, Gas & Consumable Fuels — 9.7%
Anadarko Petroleum Corp.	96,726	7,366,652
Apache Corp.	73,150	8,721,674
Cabot Oil & Gas Corp.	21,500	813,775
Chesapeake Energy Corp.	132,000	3,420,120
Chevron Corp.	394,892	36,033,895
ConocoPhillips	290,479	19,781,620
Consol Energy, Inc.	39,700	1,934,978
Denbury Resources, Inc.(a)	69,300	1,322,937
Devon Energy Corp.	86,000	6,751,860
El Paso Corp.	143,311	1,971,959
EOG Resources, Inc.	47,800	4,369,398
EQT Corp.	27,300	1,224,132
Exxon Mobil Corp.	985,184	72,036,654
Hess Corp.	57,000	4,362,780

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.	143,594	$5,317,286
Massey Energy Co.	15,700	842,305
Murphy Oil Corp.	38,600	2,877,630
Newfield Exploration Co.(a)	23,100	1,665,741
Noble Energy, Inc.	34,600	2,978,368
Occidental Petroleum Corp.	160,500	15,745,050
Peabody Energy Corp.	50,900	3,256,582
Pioneer Natural Resources Co.	21,600	1,875,312
Qep Resources, Inc.	33,200	1,205,492
Range Resources Corp.	32,200	1,448,356
Southwestern Energy Co.(a)	69,300	2,593,899
Spectra Energy Corp.	129,842	3,244,752
Sunoco, Inc.	22,500	906,975
Tesoro Corp(a).	31,500	584,010
Valero Energy Corp.	112,600	2,603,312
Williams Cos., Inc. (The)	117,000	2,892,240

		220,149,744

Paper & Forest Products — 0.1%
International Paper Co.	87,867	2,393,497
MeadWestvaco Corp.	36,489	954,552

		3,348,049

Personal Products — 0.2%
Avon Products, Inc.	85,100	2,473,006
Estee Lauder Cos., Inc. (The) (Class A Stock)	22,900	1,848,030

		4,321,036

Pharmaceuticals — 5.4%
Abbott Laboratories	306,400	14,679,624
Allergan, Inc.	58,700	4,030,929
Bristol-Myers Squibb Co.	332,540	8,805,659
Eli Lilly & Co.	198,800	6,965,952
Forest Laboratories, Inc.(a)	57,200	1,829,256
Hospira, Inc.(a)	29,920	1,666,245
Johnson & Johnson	533,871	33,019,922
Merck & Co., Inc.	598,704	21,577,286
Mylan, Inc.(a)	73,300	1,548,829
Pfizer, Inc.	1,565,373	27,409,681
Watson Pharmaceuticals, Inc.(a)	21,100	1,089,815

		122,623,198

Professional Services — 0.1%
Dun & Bradstreet Corp.	8,800	722,392
Equifax, Inc.	22,800	811,680
Robert Half International, Inc.	30,500	933,300

		2,467,372

Real Estate Investment Trusts — 1.4%
Apartment Investment & Management Co. (Class A Stock)(b)	29,974	774,528
AvalonBay Communities, Inc.	16,518	1,859,101
Boston Properties, Inc.	28,100	2,419,410
Equity Residential	56,500	2,935,175
HCP, Inc.	65,100	2,395,029
Health Care REIT, Inc.(b)	25,700	1,224,348
Host Hotels & Resorts, Inc.(b)	129,726	2,318,204
Kimco Realty Corp.	76,400	1,378,256
Plum Creek Timber Co., Inc.(b)	30,200	1,130,990

SEE NOTES TO FINANCIAL STATEMENTS.

A98

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
ProLogis	94,500	$1,364,580
Public Storage(b)	27,600	2,799,192
Simon Property Group, Inc.	59,001	5,870,009
Ventas, Inc.	32,600	1,710,848
Vornado Realty Trust	33,557	2,796,305
Weyerhaeuser Co.	102,910	1,948,086

		32,924,061

Real Estate Management & Development
CB Richard Ellis Group, Inc. (Class A Stock)(a)	51,100	1,046,528

Road & Rail — 0.8%
CSX Corp.	72,424	4,679,315
Norfolk Southern Corp.	74,400	4,673,808
Ryder System, Inc.	10,700	563,248
Union Pacific Corp.	97,400	9,025,084

		18,941,455

Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc.(a)	107,600	880,168
Altera Corp.	57,500	2,045,850
Analog Devices, Inc.	60,200	2,267,734
Applied Materials, Inc.	266,900	3,749,945
Broadcom Corp. (Class A Stock)	85,950	3,743,123
First Solar, Inc.(a)(b)	9,300	1,210,302
Intel Corp.	1,095,700	23,042,571
KLA-Tencor Corp.	32,000	1,236,480
Linear Technology Corp.	46,000	1,591,140
LSI Corp.(a)	125,100	749,349
MEMC Electronic Materials, Inc.(a)	35,500	399,730
Microchip Technology, Inc.(b)	33,500	1,146,035
Micron Technology, Inc.(a)	167,700	1,344,954
National Semiconductor Corp.	44,500	612,320
Novellus Systems, Inc.(a)	20,400	659,328
NVIDIA Corp.(a)	102,650	1,580,810
Teradyne, Inc.(a)(b)	37,800	530,712
Texas Instruments, Inc.	230,900	7,504,250
Xilinx, Inc.	44,400	1,286,712

		55,581,513

Software — 3.9%
Adobe Systems, Inc.(a)	97,400	2,997,972
Autodesk, Inc.(a)	45,400	1,734,280
BMC Software, Inc.(a)	32,700	1,541,478
CA, Inc.	74,773	1,827,452
Citrix Systems, Inc.(a)	37,300	2,551,693
Compuware Corp.(a)	39,500	460,965
Electronic Arts, Inc.(a)	64,700	1,059,786
Intuit, Inc.(a)	59,900	2,953,070
McAfee, Inc.(a)	33,700	1,560,647
Microsoft Corp.	1,473,600	41,142,912
Novell, Inc.(a)	73,100	432,752
Oracle Corp.	758,820	23,751,066
Red Hat, Inc.(a)	35,600	1,625,140
Salesforce.com, Inc.(a)(b)	21,500	2,838,000
Symantec Corp.(a)	158,111	2,646,778

		89,123,991

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail — 1.9%
Abercrombie & Fitch Co. (Class A Stock)	13,700	$789,531
AutoNation, Inc.(a)(b)	11,689	329,630
AutoZone, Inc.(a)	5,500	1,499,245
Bed Bath & Beyond, Inc.(a)	52,900	2,600,035
Best Buy Co., Inc.	64,525	2,212,562
CarMax, Inc.(a)(b)	40,000	1,275,200
GameStop Corp. (Class A Stock)(a)	33,800	773,344
Gap, Inc. (The)	88,287	1,954,674
Home Depot, Inc.	319,619	11,205,842
Limited Brands, Inc.	54,196	1,665,443
Lowe’s Cos., Inc.	272,700	6,839,316
O’Reilly Automotive, Inc.(a)(b)	25,200	1,522,584
RadioShack Corp.	26,560	491,095
Ross Stores, Inc.	24,700	1,562,275
Staples, Inc.	142,100	3,235,617
Tiffany & Co.	23,200	1,444,664
TJX Cos., Inc.	82,600	3,666,614
Urban Outfitters, Inc.(a)	23,300	834,373

		43,902,044

Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	58,600	3,241,166
NIKE, Inc. (Class B Stock)	74,500	6,363,790
Polo Ralph Lauren Corp.	12,900	1,430,868
VF Corp.	19,136	1,649,140

		12,684,964

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	107,200	1,365,728
People’s United Financial, Inc.	69,900	979,299

		2,345,027

Tobacco — 1.6%
Altria Group, Inc.	406,800	10,015,416
Lorillard, Inc.	29,831	2,447,932
Philip Morris International, Inc.	352,100	20,608,413
Reynolds American, Inc.	68,400	2,231,208

		35,302,969

Trading Companies & Distributors — 0.1%
Fastenal Co.(b)	26,800	1,605,588
W.W. Grainger, Inc.	12,400	1,712,564

		3,318,152

Wireless Telecommunication Services — 0.3%
American Tower Corp. (Class A Stock)(a)	79,500	4,105,380
MetroPCS Communications, Inc.(a)	39,500	498,885
Sprint Nextel Corp.(a)	587,022	2,483,103

		7,087,368

TOTAL LONG-TERM INVESTMENTS (cost $1,277,203,274)		2,232,103,432

SEE NOTES TO FINANCIAL STATEMENTS.

A99

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

SHORT-TERM INVESTMENTS — 5.7%	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund — 5.5%
Prudential Investment Portfolios 2 — Prudential Core Taxable Money Market Fund (cost $126,368,257; includes $88,599,098 of cash collateral received for securities on loan) (Note 4)(c)(d)	126,368,257	$126,368,257

	Principal Amount (000)	Value (Note 2)
U.S. Government Obligation — 0.2%
U.S. Treasury Bill, 0.11%, 03/17/2011(e)(f) (cost $4,998,072)	$5,000	$4,998,885

TOTAL SHORT-TERM INVESTMENTS (cost $131,366,329)		131,367,142

TOTAL INVESTMENTS — 103.7% (cost $1,408,569,603)		2,363,470,574

LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (3.7)%		(85,919,280)

NET ASSETS — 100.0%		$2,277,551,294

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $86,584,103; cash collateral of $88,599,098 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Prudential Investment Portfolios 2—Prudential Core Taxable Money Market Fund.

(e)	Rate quoted represents yield-to-maturity as of purchase date.

(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

(g)	Liabilites in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts as follows:

Open futures contracts outstanding at December 31, 2010:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2010	Unrealized Appreciation
Long Position:
144	S&P 500 Index	Mar. 2011	$44,516,751	$45,108,000	$591,249

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.
Level 2—	other significant observable inputs (including but not limited to quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tool.
Level 3—	significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2010 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,232,103,432	$—	$—
U.S. Government Obligation	—	4,998,885	—
Affiliated Money Market Mutual Fund	126,368,257	—	—

	2,358,471,689	4,998,885	—
Other Financial Instruments*
Futures	591,249	—	—

Total	$2,359,062,938	$4,998,885	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A100

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2010 was as follows:

Oil, Gas & Consumable Fuels	9.7%
Affiliated Money Market Mutual Fund (including 3.9% of collateral received for securities on loan)	5.5
Pharmaceuticals	5.4
Computers & Peripherals	4.3
Diversified Financial Services	4.2
Software	3.9
Insurance	3.7
Media	3.1
IT Services	3.0
Commercial Banks	2.9
Diversified Telecommunication Services	2.7
Aerospace & Defense	2.6
Beverages	2.5
Capital Markets	2.5
Industrial Conglomerates	2.4
Semiconductors & Semiconductor Equipment	2.4
Food & Staples Retailing	2.3
Machinery	2.3
Communications Equipment	2.2
Household Products	2.2
Chemicals	2.1
Energy Equipment & Services	2.1
Healthcare Providers & Services	1.9
Internet Software & Services	1.9
Specialty Retail	1.9
Electric Utilities	1.8
Food Products	1.7
Hotels, Restaurants & Leisure	1.7
Healthcare Equipment & Supplies	1.6
Tobacco	1.6
Real Estate Investment Trusts	1.4
Biotechnology	1.3

Multi-Utilities	1.35%
Metals & Mining	1.2
Air Freight & Logistics	1.1
Internet & Catalog Retail	0.8
Multiline Retail	0.8
Road & Rail	0.8
Consumer Finance	0.7
Automobiles	0.6
Textiles, Apparel & Luxury Goods	0.6
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Life Sciences Tools & Services	0.5
Electronic Equipment & Instruments	0.4
Household Durables	0.4
Auto Components	0.3
Wireless Telecommunication Services	0.3
Construction & Engineering	0.2
Containers & Packaging	0.2
Independent Power Producers & Energy Traders	0.2
Personal Products	0.2
U.S. Government Obligation	0.2
Airlines	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Healthcare Technology	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1

103.7
Liabilities in excess of other liabilities	(3.7)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments is equity risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2010 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker -variation margin	$591,249	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A101

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2010

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2010 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$3,305,915

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$411,060

For the year ended December 31, 2010, the average value at trade date for futures long position was $46,129,378.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS
Investments, at value including securities on loan of $86,584,103:
Unaffiliated investments (cost $1,282,201,346)	$2,237,102,317
Affiliated investments (cost $126,368,257)	126,368,257
Dividends and interest receivable	2,650,435
Receivable for investments sold	2,558,203
Receivable for Series shares sold	20,783
Prepaid expenses	15,989
Foreign tax reclaim receivable	8,815

Total Assets	2,368,724,799

LIABILITIES
Collateral for securities on loan	88,599,098
Payable for investments purchased	1,363,202
Management fee payable	573,437
Accrued expenses and other liabilities	280,441
Payable for Series shares repurchased	214,914
Payable to custodian	87,536
Due to broker-variation margin	54,000
Affiliated transfer agent fee payable	877

Total Liabilities	91,173,505

NET ASSETS	$2,277,551,294

Net assets were comprised of:
Paid-in capital	1,360,180,169
Retained earnings	917,371,125

Net assets, December 31, 2010	$2,277,551,294

Net asset value and redemption price per share, $2,277,551,294 / 72,603,349 outstanding shares of beneficial interest	$31.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2010

INVESTMENT INCOME
Unaffiliated dividend income	$43,187,606
Affiliated income from securities loaned, net	271,117
Affiliated dividend income	99,725
Interest	6,935

43,565,383

EXPENSES
Management fee	7,407,495
Shareholders’ reports	267,000
Custodian’s fees and expenses	196,000
Insurance expenses	31,000
Trustees’ fees	24,000
Audit fee	19,000
Legal fees and expenses	13,000
Transfer agent’s fee and expenses (including affiliated expense of $5,000) (Note 4)	12,000
Commitment fee on syndicated credit agreement	9,000
Miscellaneous	16,213

Total expenses	7,994,708

Less: Management fee waiver (Note 3)	(447,016)

Net expenses	7,547,692

NET INVESTMENT INCOME	36,017,691

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investment transactions	23,017,861
Futures transactions	3,305,915

26,323,776

Net change in unrealized appreciation (depreciation) on:
Investments	229,292,936
Futures	411,060

229,703,996

NET GAIN ON INVESTMENTS	256,027,772

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$292,045,463

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$36,017,691	$37,746,479
Net realized gain (loss) on investments	26,323,776	(11,844,336)
Net change in unrealized appreciation (depreciation) on investments	229,703,996	413,969,261

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	292,045,463	439,871,404

DISTRIBUTIONS	(37,719,877)	(51,594,261)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,969,405 and 2,119,324 shares, respectively]	85,912,285	48,926,542
Series shares issued in reinvestment of distributions [1,398,068 and 2,201,121 shares, respectively]	37,719,877	51,594,261
Series shares repurchased [6,996,110 and 8,851,247 shares, respectively]	(198,465,748)	(206,536,067)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(74,833,586)	(106,015,264)

TOTAL INCREASE IN NET ASSETS	179,492,000	282,261,879
NET ASSETS:
Beginning of year	2,098,059,294	1,815,797,415

End of year	$2,277,551,294	$2,098,059,294

SEE NOTES TO FINANCIAL STATEMENTS.

A103

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of nineteen Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to seven Portfolios which are listed below along with each Portfolio’s investment objective.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. treasuries, government agency and mortgage-related securities.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisors, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the

B1

last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities that are held in the Portfolios which mature in more than 60 days are valued at fair value and those short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

Each Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities - at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses - at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually

B2

received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. Certain Portfolios of the Series Fund entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales:    Certain Portfolios of the Series Fund may sell a security they do not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

Certain Portfolios of the Series Fund entered into financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates and to manage yield curve duration. Certain Portfolios entered into equity index futures contracts to gain market exposure. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Options:    Certain Portfolios of the Series Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities which the Portfolio currently owns or intends to purchase. Certain Portfolios also used purchased options to gain exposure to certain securities and foreign currencies. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option,

B3

it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on at a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements:    Certain Portfolios of the Series Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers. Certain Portfolios in the Series Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of particular issuer’s default by selling credit default swaps. The Portfolios’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting arrangement between the Portfolio and the counterparty that permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

B4

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2010, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Series Fund hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios of the Series Fund enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to

B5

repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Diversified Bond and Government Income Portfolios make distributions, if any, quarterly. All other Portfolios’ distributions are generally made on an annual basis. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), LSV Asset Management (“LSV”), Marsico Capital Management LLC (“Marsico”), Quantitative Management Associates LLC (“QMA”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

B6

The management fee paid to PI is accrued daily and payable monthly, using the value of each of the Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion
	0.30% over $4 billion**	0.33

**  Effective August 1, 2010, PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Portfolio.

At December 31, 2010, the Subadvisors that provide investment advisory services to the Portfolios are listed directly below. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	LSV, Marsico, QMA, T. Rowe & William Blair
Government Income Portfolio	PIM
Stock Index Portfolio	QMA

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has voluntarily agreed to reimburse the Stock Index Portfolio in order to limit operating expenses (excluding distribution and service (12b-1) fees, interest, taxes, brokerage commissions and certain extraordinary expenses) to an annualized rate of 0.75% of the average daily net assets. Effective July 1, 2010, the expense limitation has been renewed.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

B7

PIM also serves as the Series Fund’s security lending agent. For the year ended December 31, 2010, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	PIM
Conservative Balanced Portfolio	$66,850
Diversified Bond Portfolio	29,914
Equity Portfolio	84,421
Flexible Managed Portfolio	52,521
Global Portfolio	19,821
Government Income Portfolio	5,919
Stock Index Portfolio	90,884

Certain Portfolios invest in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2 registered under the Investment Company Act of 1940, as amended, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2010 were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$2,842,124,039	$2,894,200,843
Diversified Bond Portfolio	1,793,668,794	1,725,388,474
Equity Portfolio	2,049,970,904	2,290,632,814
Flexible Managed Portfolio	4,579,809,900	4,641,374,778
Global Portfolio	402,113,648	434,914,998
Government Income Portfolio	3,230,574,940	3,232,764,318
Stock Index Portfolio	84.905,830	171,475,160

The Diversified Bond and Government Income Portfolios’ written options activity for the year ended December 31, 2010 was as follows:

Diversified Bond Portfolio	Contracts	Premiums
Balance as of December 31, 2009	—	$—
Options written	500	1,506,673
Options terminated in closing purchase transactions	—	—
Options expired	—	—

Balance as of December 31, 2010	500	$1,506,673

Government Income Portfolio	Contracts	Premiums
Balance as of December 31, 2009	—	$—
Options written	104	150,078
Options terminated in closing purchase transactions	(104)	(150,078)
Options expired	—	—

Balance as of December 31, 2010	—	$—

Note 6:	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006, each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

B8

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2010, the Equity Portfolio has Class II shares outstanding.

Transactions in shares of beneficial interest of the Equity Portfolio were as follows:

Equity Portfolio:

Class I	Shares	Amount
Year ended December 31, 2010:
Series shares sold	915,389	$20,563,535
Series shares issued in reinvestment of distributions	1,145,195	24,392,657
Series shares repurchased	(11,064,183)	(246,443,793)

Net increase (decrease) in shares outstanding	(9,003,599)	$(201,487,601)

Year ended December 31, 2009:
Series shares sold	1,441,609	$26,628,310
Series shares issued in reinvestment of distributions	2,358,409	43,394,722
Series shares repurchased	(14,177,442)	(252,716,612)

Net increase (decrease) in shares outstanding	(10,377,424)	$(182,693,580)

Class II
Year ended December 31, 2010:
Series shares sold	65,768	$1,489,189
Series shares issued in reinvestment of distributions	86	1,854
Series shares repurchased	(7,367)	(170,754)

Net increase (decrease) in shares outstanding	58,487	$1,320,289

Year ended December 31, 2009:
Series shares sold	4,210	$85,008
Series shares issued in reinvestment of distributions	164	3,037
Series shares repurchased	(8,224)	(147,394)

Net increase (decrease) in shares outstanding	(3,850)	$(59,349)

Note 8:	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), were a party to a syndicated credit agreement (“SCA”) with two banks. The purpose of the SCA was to provide an alternative source of temporary funding for capital share redemptions. The SCA provided for a commitment of $500 million through October 20, 2010, which was subsequently extended through December 17, 2010 under the same terms. The Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA.

B9

Effective December 17, 2010 the Funds entered into a new Syndicated Credit Agreement (“New SCA”) with a group of banks. The New SCA provides for a commitment of $750 million with an annualized commitment fee of 0.10% of the unused portion. The expiration date of the New SCA is December 16, 2011. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The following Portfolios utilized the SCA during the year ended December 31, 2010. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Amount Outstanding at December 31, 2010
Equity Portfolio	$1,423,000	1	1.42%	$—
Global Portfolio	152,667	3	1.47	—

Note 9:	Ownership and Affiliates

As of December 31, 2010, all of Class I shares of record of each Portfolio were owned by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

B10

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2010	2009	2008	2007(a)	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.65	$12.69	$16.69	$16.21	$15.09

Income (Loss) From Investment Operations:
Net investment income	.37	.39	.50	.50	.48
Net realized and unrealized gain (loss) on investments	1.31	2.08	(3.98)	.49	1.06

Total from investment operations	1.68	2.47	(3.48)	.99	1.54

Less Distributions:	(.37)	(.51)	(.52)	(.51)	(.42)

Net Asset Value, end of year	$15.96	$14.65	$12.69	$16.69	$16.21

Total Return(b):	11.74%	20.01%	(21.41)%	6.12%	10.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,234.7	$2,138.7	$1,957.5	$2,721.9	$2,770.6
Ratios to average net assets(c):
Expenses	.59%	.59%	.59%	.59%	.57%
Net investment income	2.32%	2.68%	3.12%	2.95%	2.97%
Portfolio turnover rate	185%	250%	336%	178%	114%

	Diversified Bond Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.16	$9.89	$10.90	$10.85	$10.96

Income (Loss) From Investment Operations:
Net investment income	.52	.50	.54	.58	.57
Net realized and unrealized gain (loss) on investments	.63	1.46	(.90)	.02	(.05)

Total from investment operations	1.15	1.96	(.36)	.60	.52

Less Distributions:	(.64)	(.69)	(.65)	(.55)	(.63)

Net Asset Value, end of year	$11.67	$11.16	$9.89	$10.90	$10.85

Total Return(b):	10.57%	20.51%	(3.46)%	5.71%	4.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,522.9	$1,363.5	$1,134.8	$1,218.3	$1,150.4
Ratios to average net assets(c):
Expenses	.46%	.44%	.44%	.44%	.45%
Net investment income	4.46%	4.79%	5.07%	5.39%	5.18%
Portfolio turnover rate	191%	401%	723%	476%	393%

(a)	Calculated based on average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2010	2009	2008(c)	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.30	$16.40	$29.67	$27.45	$24.64

Income (Loss) From Investment Operations:
Net investment income	.15	.16	.29	.35	.30
Net realized and unrealized gain (loss) on investments	2.48	6.04	(10.52)	2.21	2.80

Total from investment operations	2.63	6.20	(10.23)	2.56	3.10

Less Distributions:	(.18)	(.30)	(3.04)	(.34)	(.29)

Net Asset Value, end of year	$24.75	$22.30	$16.40	$29.67	$27.45

Total Return(a)	11.90%	38.17%	(38.16)%	9.32%	12.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,324.3	$3,195.1	$2,521.0	$4,423.9	$4,402.7
Ratios to average net assets(b):
Expenses	.48%	.48%	.48%	.47%	.47%
Net investment income	.71%	.90%	1.21%	1.16%	1.10%
Portfolio turnover rate	68%	98%	67%	57%	60%

	Equity Portfolio
	Class II
	Year Ended December 31,
	2010	2009	2008(c)	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.46	$16.47	$29.81	$27.52	$24.69

Income (Loss) From Investment Operations:
Net investment income	.04	.09	.19	.28	.19
Net realized and unrealized gain (loss) on investments	2.54	6.07	(10.61)	2.20	2.80

Total from investment operations	2.58	6.16	(10.42)	2.48	2.99

Less Distributions:	(.04)	(.17)	(2.92)	(.19)	(.16)

Net Asset Value, end of year	$25.00	$22.46	$16.47	$29.81	$27.52

Total Return(a)	11.50%	37.58%	(38.47)%	8.91%	12.13%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.9	$.4	$.4	$1.3	$1.9
Ratios to average net assets(b):
Expenses	.88%	.88%	.88%	.87%	.87%
Net investment income	.34%	.52%	.78%	.74%	.71%
Portfolio turnover rate	68%	98%	67%	57%	60%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.28	$12.34	$18.30	$18.36	$16.92

Income (Loss) From Investment Operations:
Net investment income	.31	.34	.45	.50	.44
Net realized and unrealized gain (loss) on investments	1.37	2.05	(4.62)	.65	1.59

Total from investment operations	1.68	2.39	(4.17)	1.15	2.03

Less Distributions:	(.33)	(.45)	(1.79)	(1.21)	(.59)

Net Asset Value, end of year	$15.63	$14.28	$12.34	$18.30	$18.36

Total Return(a):	12.03%	19.95%	(24.82)%	6.30%	12.17%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,077.3	$2,906.0	$2,621.6	$3,716.3	$3,723.6
Ratios to average net assets(b):
Expenses	.64%	.63%	.64%	.63%	.62%
Net investment income	2.06%	2.50%	2.85%	2.53%	2.48%
Portfolio turnover rate	205%	248%	321%	212%	153%

	Global Portfolio
	Year Ended December 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.68	$13.07	$24.62	$22.53	$18.96

Income (Loss) From Investment Operations:
Net investment income	.28	.28	.40	.36	.26
Net realized and unrealized gain (loss) on investments	1.79	3.75	(10.38)	2.00	3.44

Total from investment operations	2.07	4.03	(9.98)	2.36	3.70

Less Distributions:	(.26)	(.42)	(1.57)	(.27)	(.13)

Net Asset Value, end of year	$18.49	$16.68	$13.07	$24.62	$22.53

Total Return(a):	12.74%	31.39%	(42.92)%	10.48%	19.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$648.5	$619.5	$512.7	$985.0	$932.9
Ratios to average net assets(b):
Expenses	.87%	.85%	.84%	.81%	.84%
Net investment income	1.60%	1.77%	2.01%	1.43%	1.24%
Portfolio turnover rate	69%	50%	65%	48%	50%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2010	2009	2008		2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.86	$11.40	$11.38		$11.26	$11.40

Income (Loss) From Investment Operations:
Net investment income	.35	.37	.45		.53	.54
Net realized and unrealized gain (loss) on investments	.47	.49	.03		.10	(.13)

Total from investment operations	.82	.86	.48		.63	.41

Less Distributions:	(.65)	(.40)	(.46)		(.51)	(.55)

Net Asset Value, end of year	$12.03	$11.86	$11.40		$11.38	$11.26

Total Return(a):	6.99%	7.71%	4.30%		5.70%	3.74%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$399.2	$375.4	$370.5		$340.3	$354.3
Ratios to average net assets(b):
Expenses	.50%	.47%	.52	%(c)	.52%	.50%
Net investment income	2.87%	3.11%	3.98	%(c)	4.62%	4.75%
Portfolio turnover rate	1122%	1179%	2707%		2377%	734%

	Stock Index Portfolio
	Year Ended December 31,
	2010	2009	2008		2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.89	$22.76	$36.84		$35.64	$31.41

Income (Loss) From Investment Operations:
Net investment income	.48	.49	.64		.68	.56
Net realized and unrealized gain (loss) on investments	3.51	5.32	(14.02)		1.14	4.31

Total from investment operations	3.99	5.81	(13.38)		1.82	4.87

Less Distributions:	(.51)	(.68)	(.70)		(.62)	(.64)

Net Asset Value, end of year	$31.37	$27.89	$22.76		$36.84	$35.64

Total Return(a):	14.59%	26.07%	(36.94)%		5.10%	15.54%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,277.6	$2,098.1	$1,815.8		$3,122.4	$3,306.4
Ratios to average net assets(b):
Expenses	.36%	.37%	.37%		.37%	.37%
Net investment income	1.70%	2.06%	2.04%		1.73%	1.61%
Portfolio turnover rate	4%	5%	4%		3%	3%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Includes interest expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, and Stock Index Portfolio (hereafter referred to as the “Portfolios”), each a portfolio of The Prudential Series Fund, including the portfolios of investments, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 16, 2011

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Susan Davenport Austin (43) No. of Portfolios Overseen: 80	Senior Vice President and Chief Financial Officer (Since 2007) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; President of Sheridan Gospel Network (Since 2004); Vice President, Goldman, Sachs & Co. (2000-2001); Associate Director, Bear, Stearns & Co. Inc. (1997-2000); Vice President, Salomon Brothers Inc. (1993-1997); President of the Board, The MacDowell Colony (Since 2010); Member of the Board of Directors, Broadcast Music, Inc. (Since 2007); Member of the Board of Directors of the National Association of Broadcasters Education Foundation (Since 2010); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	None
Saul K. Fenster, Ph.D. (77) No. of Portfolios Overseen: 80	President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Formerly Director (2000-2006) of IDT Corporation.
Delayne Dedrick Gold (72) No. of Portfolios Overseen: 80	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None
W. Scott McDonald, Jr. (73) No. of Portfolios Overseen: 80	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None
Thomas T. Mooney (69) No. of Portfolios Overseen: 80	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007) formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004) formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None
Thomas M. O’Brien (60) No. of Portfolios Overseen: 80	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Director (since April 2008) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
F. Don Schwartz (75) No. of Portfolios Overseen: 80	Independent Management/Marketing Consultant (since 2002); formerly CEO and President of AceCo, Inc. (1985-2001) (consulting firm specializing in universal/variable life and variable annuity products); formerly Vice President of The Equitable Life Assurance Society; formerly Guest Insurance Professor at the American College, Louisiana State University, Alabama State University and the Insurance Marketing Institute; Advisor to several state insurance commissioners; a Chartered Life Underwriter, Chartered Financial Consultant and Fellow of the Life Insurance Management Institute.	None.

E1

Interested Trustees (1)
Stephen Pelletier (57) No. of Portfolios Overseen: 80	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).	None
Robert F. Gunia (64) No. of Portfolios Overseen: 80	Independent Consultant (since October 2009); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.
Timothy S. Cronin (45) Number of Portfolios Overseen: 80	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).	None.

(1) The year that each Trustee joined the Fund’s Board is as follows: Susan Davenport Austin, 2011; Timothy S. Cronin, 2011; Saul K. Fenster, 1983; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; Stephen Pelletier, 2011; F. Don Schwartz, 2003.

Fund Officers (a)(1)
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (53) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (52) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (36) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
John P. Schwartz (39) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (52) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (48) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (52) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (53) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

(a) Excludes Mr. Pelletier and Mr. Cronin, interested Board Members who also serve as President and Vice President, respectively.

E2

(1) The year in which each individual became an Officer of the Fund is as follows: Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC (PI) and/or AST Investment Services, Inc. (ASTI) (collectively, the Manager) that are overseen by the Trustee. The investment companies for which PI and/or ASTI serves as manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E3

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

(800) 458-6333

8 a.m. — 8 p.m. Eastern time

The Prudential Insurance Company of America

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

Prudential Retirement, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

0172931-00002-00        MD.RS.011

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2010 and December 31, 2009, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $18,500 and $16,745, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2010 and 2009. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2010 and 2009 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     The Prudential Variable Contract Account-11

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	February 17, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	February 17, 2011